                                                         Statement of Net Assets

Value
Portfolio

Statement of Net Assets
Common Stocks (81.2%)

                                                                                                               Value
September 30, 1997                                                                   Shares                   (000)+
------------------                                                                   ------                   ------

     Banks (7.6%)
     Bank of New York Co.                                                             684,085                $  32,836
     Chase Manhattan Corp.                                                            581,817                   68,654
     Citicorp                                                                         290,480                   38,906
     Crestar Financial Corp.                                                          329,268                   15,434
     First Union Corp.                                                                625,682                   31,323
     Mellon Bank Corp.                                                                606,696                   33,217
     Republic New York Corp.                                                          271,601                   30,861
     Signet Banking Corp.                                                             634,309                   34,411
     Group Total                                                                                               285,642

     Basic Resources (5.7%)
     Cabot Oil & Gas Corp., Class A                                                   690,842                   18,610
     Dow Chemical Co.                                                                 370,275                   33,579
     E.I. DuPont de Nemours & Co.                                                     466,068                   28,692
     IMC Global, Inc.                                                                 591,694                   20,857
     Great Lakes Chemical Corp.                                                       947,218                   46,710
     Inland Steel Industries, Inc.                                                    671,500                   14,689
     Rohm & Haas Co.                                                                  365,456                   35,061
     Westvaco Corp.                                                                   483,420                   17,433
     Group Total                                                                                               215,631

     Consumer Durables (8.7%)
     Dana Corp.                                                                       706,351                   34,876
     Ford Motor Co.                                                                 2,330,530                  105,456
     General Motors Corp.                                                             872,309                   58,390
     Goodyear Tire & Rubber Co.                                                     1,117,013                   76,795
     Owens Corning                                                                    937,341                   34,213
     Tupperware Corp.                                                                 686,576                   19,310
     Group Total                                                                                               329,040

     Consumer Services (0.3%)
     Standard Register Co.                                                            350,311                   11,670

Credit & Finance/
  Investment Companies (1.4%)
     Capital One Financial Corp.                                                      764,680                   34,984
     Federal National Mortgage Association                                            410,356                   19,287
     Group Total                                                                                                54,271

     Energy (8.1%)
     Amoco Corp.                                                                      398,136                   38,370
     Atlantic Richfield Co.                                                           478,956                   40,921
     British Petroleum plc ADR                                                        447,442                   40,633
     El Paso Natural Gas Co.                                                          423,506                   25,649
     MAPCO, Inc.                                                                      841,108                   27,704
     Phillips Petroleum Co.                                                           795,595                   41,073
     Repsol SA ADR                                                                    743,210                   32,237
     Ultramar Diamond Shamrock Corp.                                                  601,090                   19,423
     YPF SA ADR                                                                     1,105,038                   40,748
     Group Total                                                                                               306,758

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Food, Tobacco & Other (4.5%)
     IBP, Inc.                                                                        896,903                   21,189
     Philip Morris Co., Inc.                                                        1,706,405                   70,923
     RJR Nabisco Holdings Corp.                                                     1,427,490                   49,070
     Universal Foods Corp.                                                            722,247                   29,070
     Group Total                                                                                               170,252

     Health Care (4.6%)
     Beckman Instruments, Inc.                                                        952,399                   40,536
     Bergen Brunswig Corp., Class A                                                   533,908                   21,557
     Columbia/HCA Healthcare Corp.                                                  1,172,161                   33,700
*    Foundation Health Corp.                                                        1,092,185                   34,950
     Mallinckrodt, Inc.                                                               748,851                   26,959
*    Maxicare Health Plans, Inc.                                                      812,360                   15,130
     Group Total                                                                                               172,832

     Heavy Industry/Transportation (19.8%)
     Aeroquip-Vickers, Inc.                                                         1,416,976                   69,432
*    AMR Corp.                                                                        312,490                   34,589
     Burlington Northern Santa Fe, Inc.                                               221,165                   21,370
     Case Corp.                                                                     1,146,226                   76,367
     Caterpillar, Inc.                                                                436,094                   23,522
     CSX Corp.                                                                        390,196                   22,826
++   Cummins Engine Co., Inc.                                                       1,383,486                  107,998
     Deere & Co.                                                                      367,802                   19,769
     Delta Air Lines, Inc.                                                            402,300                   37,892
     Eaton Corp.                                                                      461,902                   42,668
*    FMC Corp.                                                                        392,265                   34,814
     Harnischfeger Industries, Inc.                                                 1,200,101                   51,304
     Kennametal, Inc.                                                                 786,512                   38,146
     Olsten Corp.                                                                   1,505,360                   27,943
     Parker Hannifin Corp.                                                            831,937                   37,437
     Raytheon Corp.                                                                   278,994                   16,496
     Tecumseh Products Co., Class A                                                   585,476                   32,604
     TRW, Inc.                                                                        566,318                   31,077
*    UAL Corp.                                                                        236,352                   20,001
     Group Total                                                                                               746,255
     Insurance (7.5%)
     Allstate Corp.                                                                   528,920                   42,512
     American General Corp.                                                           529,055                   27,445
     Chubb Corp.                                                                      322,215                   22,897
     Everest Reinsurance Holdings, Inc.                                               900,091                   36,904
     Hartford Financial Services Group, Inc.                                          440,353                   37,898
     Old Republic International Corp.                                                 816,200                   31,832
     ReliaStar Financial Corp.                                                        821,574                   32,709
     TIG Holdings, Inc.                                                               615,982                   21,444
     Transatlantic Holdings, Inc.                                                     378,558                   27,114
     Group Total                                                                                               280,755

     Retail (5.4%)
     Dillard's, Inc., Class A                                                         704,809                   30,879
*    Federated Department Stores, Inc.                                                862,200                   37,182
     Russell Corp.                                                                    716,215                   21,084
     Springs Industries, Inc., Class A                                                661,418                   34,725
*    Toys 'R' Us, Inc.                                                                965,551                   34,277
     V.F. Corp.                                                                       485,953                   45,011
     Group Total                                                                                               203,158

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Technology (5.4%)
*    Arrow Electronics, Inc.                                                          257,500                   14,935
     International Business Machines Corp.                                            858,744                   90,973
*    Seagate Technology, Inc.                                                         900,552                   32,533
     Tektronix, Inc.                                                                  495,678                   33,427
*    Western Digital Corp.                                                            826,752                   33,122
     Group Total                                                                                               204,990

     Utilities (2.2%)
     Cinergy Corp.                                                                    379,607                   12,693
     DTE Energy Co.                                                                   614,840                   18,714
     Duke Energy Corp.                                                                314,623                   15,554
     Entergy Corp.                                                                    630,745                   16,439
     GPU, Inc.                                                                        538,004                   19,301
     OGE Energy Corp.                                                                   2,000                       94
     Group Total                                                                                                82,795
     Total Common Stocks (Cost $2,252,115)                                                                   3,064,049
     CASH EQUIVALENTS (26.7%)

                                                                                       Face
                                                                                      Amount                    Value
                                                                                       (000)                   (000)+
                                                                                       -----                   ------

     Short-term Investments
       Held as Collateral for
       Loaned Securities (7.8%)                                                      $295,614                  295,614
     Commercial Paper (12.2%)
     American Express Credit Corp.
       5.50%, 10/17/97                                                                 35,000                   34,914
     Asset Securitization Corp.
       5.55%, 11/6/97                                                                  40,000                   39,778
     Associates Corp.
       5.52%, 10/6/97                                                                $ 50,000                   49,962
     Atlantic Asset Securitization Corp.
       5.57%, 10/16/97                                                                 20,000                   19,954
     Barclays U.S. Funding Corp.
       5.53%, 10/8/97                                                                  25,000                   24,973
     Canadian Imperial Holdings
       5.54%, 10/30/97                                                                 40,000                   39,822
     Commercial Credit Corp.
       5.50%, 10/2/97                                                                  25,000                   24,996
       5.50%, 10/27/97                                                                 25,000                   24,901
     Delaware Funding Corp.
       5.53%, 10/14/97                                                                 50,000                   49,900
     Eiger Capital Corp.
       5.55%, 11/5/97                                                                  43,375                   43,141
ss.  First Chicago Financial Corp.
       5.51%, 10/16/97 (acquired 9/16/97, cost $22,149)                                22,200                   22,149
     Societe Generale
       5.51%, 10/23/97                                                                 25,000                   24,916
       5.52%, 10/17/97                                                                 20,000                   19,951
     Sony Capital Corp.
       5.55%, 10/29/97                                                                 40,000                   39,827
     Group Total                                                                                               459,184

                                                                                       Face
                                                                                      Amount                    Value
                                                                                       (000)                   (000)+

     Discount Note (3.0%)
     Federal Home Loan Mortgage Corporation
       10/30/97                                                                        75,000                   74,977
     Federal National Mortgage Association
       0.00%, 10/30/97                                                                 40,000                   39,824

     Group Total                                                                                               114,801

     Repurchase Agreement (3.7%)
     Chase Securities, Inc.
       5.90%, dated 9/30/97, due 10/1/97, to
       be repurchased at $138,187, collateralized
       by various U.S. Government Obligations,
       due 10/1/97-1/29/99, valued at $139,466                                        138,164                  138,164
     Total Cash Equivalents (Cost $1,007,763)                                                                1,007,763
     Total Investments (107.9%) (Cost $3,259,878)                                                            4,071,812

                                                                         Value
                                                                        (000)+
                                                                        ------

Other Assets and Liabilities (-7.9%)
Cash                                                                          1
Dividends Receivable                                                      4,171
Interest Receivable                                                          23
Receivable for Fund Shares Sold                                           9,907
Other Assets                                                                 72
Payable for Investments Purchased                                        (8,452)
Payable for Fund Shares Redeemed                                         (1,270)
Payable for Investment Advisory Fees                                     (4,491)
Payable for Administrative Fees                                            (245)
Payable for Shareholder Servicing Fee-
   Investment Class                                                          (4)
Payable for Distribution Fee-Adviser Class                                  (39)
Payable for Trustees' Deferred Compensation Plan-Note F                     (57)
Payable for Daily Variation on Futures Contracts                         (1,450)
Collateral on Securities Loaned, at Value                              (295,614)
Other Liabilities                                                          (492)
                                                                       (297,940)
NET ASSETS (100%)                                                   $ 3,773,872
INSTITUTIONAL CLASS

Net Assets
Applicable to 173,895,195 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                                     $ 3,542,772
NET ASSET VALUE PER SHARE                                           $     20.37

INVESTMENT CLASS

Net Assets
Applicable to 1,465,899 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                                     $    29,847
NET ASSET VALUE PER SHARE                                           $     20.36
ADVISER CLASS

Net Assets
Applicable to 9,890,611 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                                     $   201,253

NET ASSET VALUE PER SHARE                                           $     20.35
Net Assets Consist of:
Paid in Capital                                                     $ 2,632,809
Undistributed Net Investment Income (Loss)                               18,442
Undistributed Realized Net Gain (Loss)                                  306,739
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                 811,934
  Futures                                                                 3,948
Net Assets                                                          $ 3,773,872

ss. Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $22,149 or 0.6% of net assets.
+        See Note A1 to Financial Statements.
*        Non-income producing security.
++ A portion of these securities was pledged to cover margin requirements for futures contracts.
ADR      American Depositary Receipt

Equity
Portfolio

Statement of Net Assets
Common Stocks (94.0%)

                                                                                                               Value
September 30, 1997                                                                    Shares                   (000)+
------------------                                                                    ------                   ------

     Banks (3.6%)
     BankBoston Corp.                                                                 203,200                  $17,970
     Citicorp                                                                          92,100                   12,336
     First Union Corp.                                                                249,854                   12,508
     Wells Fargo & Co.                                                                 17,900                    4,923
     Group Total                                                                                                47,737

     Basic Resources (5.0%)
     Boise Cascade Corp.                                                               98,400                    4,139
     Bowater, Inc.                                                                    147,200                    7,507
     Champion International Corp.                                                     330,100                   20,115
     E.I. DuPont de Nemours & Co.                                                     307,000                   18,900
     Weyerhaeuser Co.                                                                  89,400                    5,308
     W.R. Grace & Co.                                                                 135,900                   10,006
     Group Total                                                                                                65,975

     Beverage & Personal Products (0.6%)
     Coca-Cola Enterprises, Inc.                                                      275,600                    7,424

     Consumer Durables (6.2%)
     Ford Motor Co.                                                                   690,000                   31,222
     General Motors Corp.                                                             350,917                   23,490
     Goodyear Tire & Rubber Co.                                                       155,100                   10,663
     Lucas Varity plc ADR                                                             411,700                   15,619
     Group Total                                                                                                80,994

     Consumer Services (5.9%)
*    Clear Channel Communications, Inc.                                               234,700                   15,226
*    GTECH Holdings Corp.                                                             154,100                    5,269
*    HFS, Inc.                                                                        298,600                   22,227
     News Corp. Ltd. ADR                                                              354,900                    6,366
     Service Corp. International                                                      321,500                   10,348
     Tele-Communications, Inc., Class A                                               524,400                   10,750
*    Tele-Communications Liberty Media Group, Class A                                 257,142                    7,698
     Group Total                                                                                                77,884

     Credit & Finance/
       Investment Companies (3.4%)
     American Express Co.                                                              77,200                    6,321
     Bear Stearns Co., Inc.                                                           194,000                    8,536
     CMAC Investment Corp.                                                             90,700                    4,864
     Lehman Brothers Holdings, Inc.                                                    85,000                    4,558
     SLM Holding Corp.                                                                131,700                   20,347
     Group Total                                                                                                44,626

     Energy (6.2%)
     Atlantic Richfield Co.                                                           111,700                    9,543
     British Petroleum plc ADR                                                        241,934                   21,971
     Coastal Corp.                                                                    150,200                    9,200
     Columbia Gas System, Inc.                                                        116,100                    8,127
     Phillips Petroleum Co.                                                           370,800                   19,143
     Repsol SA ADR                                                                    162,500                    7,048
     Texaco, Inc.                                                                     108,800                    6,684
     Group Total                                                                                                81,716

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Food, Tobacco & Other (4.8%)
     Philip Morris Cos., Inc.                                                       1,111,270                   46,187
     RJR Nabisco Holdings Corp.                                                       501,980                   17,256
     Group Total                                                                                                63,443

     Health Care (6.1%)
     Aetna, Inc.                                                                      287,900                   23,446
     Baxter International, Inc.                                                       140,800                    7,357
     Bristol-Myers Squibb Co.                                                         166,072                   13,743
     Columbia/HCA Healthcare Corp.                                                    214,205                    6,158
*    Health Management Associates, Class A                                            241,100                    7,625
*    Lincare Holdings, Inc.                                                           156,000                    7,868
     Merck & Co., Inc.                                                                 78,600                    7,855
     SmithKline Beecham plc ADR                                                       128,600                    6,285
     Group Total                                                                                                80,337

     Heavy Industry/Transportation (17.2%)
     Aeroquip-Vickers, Inc.                                                           120,800                    5,919
     Allied Signal, Inc.                                                              166,800                    7,089
*    AMR Corp.                                                                         70,400                    7,792
*    Berkshire Hathaway, Inc.                                                             149                    6,675
     Boeing Co.                                                                       132,870                    7,233
     Case Corp.                                                                       311,500                   20,754
     Cummins Engine Co., Inc.                                                         388,800                   30,351
     Delta Air Lines, Inc.                                                             14,700                    1,384
     Eaton Corp.                                                                       84,500                    7,806
*    FMC Corp.                                                                        164,229                   14,575
     Harnischfeger Industries, Inc.                                                   118,300                    5,057
     Lockheed Martin Corp.                                                            214,200                   22,839
*@   PML, Inc.                                                                            125                       --
     Textron, Inc.                                                                    177,100                   11,511
     Union Pacific Corp.                                                              162,650                   10,186
     United Technologies Corp.                                                        372,600                   30,181
     Waste Management, Inc.                                                           766,500                   26,780
     York International Corp.                                                         223,100                    9,984
     Group Total                                                                                               226,116

     Insurance (5.4%)
     Allstate Corp.                                                                   116,600                    9,372
     CIGNA Corp.                                                                       45,100                    8,400
     Exel Ltd.                                                                        197,900                   11,787
     Hartford Financial Services Group (The), Inc.                                    200,350                   17,243
     Loews Corp.                                                                      207,300                   23,412
     Group Total                                                                                                70,214

     Mid Cap Growth (4.3%)
*    Advanced Fibre Communications, Inc.                                               15,800                      648
*    Allied Waste Industries, Inc.                                                     11,800                      226
*    ASE Test Ltd.                                                                      4,200                      356
     At Home Corp., Series A                                                           21,000                      486
     Bell Canada International, Inc.                                                   13,900                      262
*    BioChem Pharmaceutical, Inc.                                                      19,700                      621
*    BMC Software, Inc.                                                                13,400                      868
*    Borders Group, Inc.                                                               31,700                      872
*    Brightpoint, Inc.                                                                 10,100                      468
     Brylane, Inc.                                                                      7,100                      326
*    Cellular Communications International, Inc.                                        4,000                      166
     CIENA Corp.                                                                       12,500                      619

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------
*    Cinar Films, Inc., Class B                                                        19,400                      740
     Cintas Corp.                                                                      12,800                      944
     Coinstar, Inc.                                                                    22,100                      287
     Comcast Corp., Class A Special                                                    34,800                      896
     Complete Business Solutions, Inc.                                                 14,500                      413
*    CompUSA, Inc.                                                                     16,000                      560
*    Computer Horizons Corp.                                                           14,000                      507
     Cott Corp.                                                                        39,400                      399
     CVS Corp.                                                                         13,800                      785
*    Cyberonics, Inc.                                                                  20,900                      337
     Danaher Corp.                                                                     15,600                      905
     Diamond Offshore Drilling, Inc.                                                    9,700                      535
*    Digital Microwave Corp.                                                           11,700                      524
*    Electronics for Imaging, Inc.                                                     11,100                      566
     Estee Lauder Cos., Class A                                                        14,900                      689
*    Fiserv, Inc.                                                                      17,550                      770
*    Florida Panthers Holdings, Inc.                                                    3,900                       92
     Franklin Resources, Inc.                                                           6,200                      577
*    Global Marine, Inc.                                                               19,700                      655
*    Globalstar Telecommunications Ltd.                                                37,800                    1,984
     HBO & Co.                                                                         21,800                      823
*    Health Management Associates, Class A                                             49,195                    1,556
     Healthcare Recoveries, Inc.                                                       20,900                      470
*    Heftel Broadcasting Corp., Class A                                                 8,600                      651
*    Imax Corp.                                                                        25,500                      666
*    Inter-Tel, Inc.                                                                   12,000                      636
     Ionica Group plc ADR                                                              15,000                      280
*    Jacor Communications, Inc.                                                        12,000                      530
     J.D. Edwards & Co.                                                                11,200                      375
     Jones Apparel Group, Inc.                                                         11,400                      616
     J. Ray McDermott, S.A.                                                             7,200                      353
*    Kemet Corp.                                                                       16,000                      486
*    Lincare Holdings, Inc.                                                            31,600                    1,594
*    Loral Space & Communications                                                      47,500                      980
*    MAPICS, Inc.                                                                      34,300                      446
*    McAfee Associates, Inc.                                                           16,825                      892
     McDermott International, Inc.                                                      8,600                      314
*    Metro Networks, Inc.                                                              17,800                      536
     MicroFocus Group ADR                                                              17,000                      597
     Money Store (The), Inc.                                                              500                       14
*    Newbridge Networks Corp.                                                          10,500                      629
     NEXTLINK Communications, Inc., Class A                                             9,200                      221
*    Office Depot, Inc.                                                                14,800                      299
*    Orbotech Ltd.                                                                      9,600                      554
*    Orthodontic Centers
       of America, Inc.                                                                29,000                      580
*    Outdoor Systems, Inc.                                                             21,900                      575
*    PanAmSat Corp.                                                                    14,200                      612
*    Pediatrix Medical Group, Inc.                                                      9,800                      432
*    Peoplesoft, Inc.                                                                  13,400                      801
     Positron Fiber Systems Corp.                                                      17,900                      185
*    Premier Parks, Inc.                                                               14,800                      559
     ProBusiness Services, Inc.                                                         2,700                       52
     Qwest Communications International, Inc.                                          14,600                      673
*    Republic Industries, Inc.                                                         18,600                      613
*    Rexall Sundown, Inc.                                                              16,000                      730
*    Robert Mondavi Corp., Class A                                                     12,600                      690
     Santa Fe International Corp.                                                      11,000                      511

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

*    Sapient Corp.                                                                      8,000                      407
*    Saville Systems Ireland plc ADR                                                    5,800                      407
*    Sealed Air Corp.                                                                   9,300                      511
*    Security Capital Group Inc., Class B                                               7,200                      248
     Security Capital Industrial Trust                                                 24,990                      583
*    Security Capital U.S. Realty                                                      25,300                      377
*    Silicon Valley Group, Inc.                                                         9,300                      331
     Sirrom Capital Corp.                                                              23,600                    1,224
*    Stage Stores, Inc.                                                                10,900                      470
     State Street Corp.                                                                10,700                      652
     SunAmerica, Inc.                                                                  12,300                      482
*    Tele-Communications Liberty Media Group, Class A                                  30,058                      900
*    Tele-Communications, Inc., Class A                                                44,000                      902
*    Tellabs, Inc.                                                                     11,000                      566
*    Tel-Save Holdings, Inc.                                                           23,400                      563
*    3Com Corp.                                                                        22,475                    1,152
     Tidewater, Inc.                                                                   11,500                      681
*    Tommy Hilfiger Corp.                                                               8,900                      444
*    Total Renal Care Holdings, Inc.                                                   12,300                      615
     TV Azteca, SA de C.V. ADR                                                         17,800                      400
*    U.S. Office Products Co.                                                          12,100                      427
*    Uniphase Corp.                                                                     4,900                      390
*    Univision Communications, Inc., Class A                                           10,400                      564
*    Valassis Communications, Inc.                                                     19,400                      618
*    Visio Corp.                                                                       10,900                      455
     Wesley Jessen VisionCare, Inc.                                                    18,800                      531
*    Wind River Systems                                                                 9,300                      384
*    WorldCom, Inc.                                                                    27,050                      957
     Group Total                                                                                                56,855

     Retail (3.6%)
     CVS Corp.                                                                        180,800                   10,283
*    Federated Department Stores, Inc.                                                265,800                   11,463
     Home Depot, Inc.                                                                 181,988                    9,486
     McDonald's Corp.                                                                  58,100                    2,767
*    Office Depot, Inc.                                                               367,400                    7,417
     Sears, Roebuck & Co.                                                             111,800                    6,366
     Group Total                                                                                                47,782

     Technology (8.7%)
*    BMC Software, Inc.                                                               220,100                   14,252
*    Cisco Systems, Inc.                                                              197,500                   14,430
     Flextronics International Ltd.                                                     5,500                      258
     Hewlett Packard Co.                                                                  300                       21
     Intel Corp.                                                                       99,400                    9,176
*    Microsoft Corp.                                                                  198,500                   26,264
*    Oracle Corp.                                                                     305,107                   11,117
     RSL Communications Ltd., Class A                                                  10,800                      238
*    Sabre Group Holdings, Inc.                                                       113,800                    4,075
*    Seagate Technology, Inc.                                                         326,000                   11,777
*    3Com Corp.                                                                       300,475                   15,399
     Xerox Corp.                                                                       83,600                    7,038
     Group Total                                                                                               114,045

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Utilities (3.7%)
*    Airtouch Communications, Inc.                                                    140,600                    4,982
     Duke Energy Corp.                                                                 13,368                      661
     GTE Corp.                                                                        192,100                    8,717
     SBC Communications, Inc.                                                         177,600                   10,900
     Sprint Corp.                                                                     211,000                   10,550
*    WorldCom, Inc.                                                                   374,189                   13,237
     Group Total                                                                                                49,047

     Value (9.3%)
     Aeroquip-Vickers, Inc.                                                            62,700                    3,072
     Allstate Corp.                                                                    19,981                    1,606
     American General Corp.                                                            24,600                    1,276
     Amoco Corp.                                                                       13,600                    1,311
*    AMR Corp.                                                                         11,100                    1,229
*    Arrow Electronics Inc.                                                             3,800                      220
     Atlantic Richfield Co.                                                            19,600                    1,675
     Bank of New York Co.                                                              32,000                    1,536
     Beckman Instruments, Inc.                                                         34,800                    1,481
     Bergen Brunswig Corp., Class A                                                    59,500                    2,402
     British Petroleum plc ADR                                                         14,266                    1,296
     Burlington Northern Santa Fe, Inc.                                                 8,800                      850
     Cabot Oil & Gas Corp., Class A                                                    32,700                      881
     Capital One Financial Corp.                                                       44,853                    2,052
     Case Corp.                                                                        38,200                    2,545
     Caterpillar, Inc.                                                                 25,800                    1,392
     Chase Manhattan Corp.                                                             21,000                    2,478
     Chubb Corp.                                                                       17,600                    1,251
     Citicorp                                                                          16,900                    2,264
     Columbia/HCA Healthcare Corp.                                                     21,400                      615
     Crestar Financial Corp.                                                           66,526                    3,118
     CSX Corp.                                                                         32,100                    1,878
     Cummins Engine Co., Inc.                                                          51,800                    4,044
     Deere & Co.                                                                       21,200                    1,139
     Dillard's, Inc., Class A                                                          25,400                    1,113
     Dow Chemical Co.                                                                  11,600                    1,052
     E.I. DuPont de Nemours & Co.                                                      24,000                    1,477
     Eaton Corp.                                                                       25,300                    2,337
     Entergy Corp.                                                                     36,367                      948
     Federal National Mortgage Association                                             14,000                      658
     First Union Corp.                                                                 16,600                      831
*    FMC Corp.                                                                         19,671                    1,746
     Ford Motor Co.                                                                    90,900                    4,113
*    Foundation Health Corp.                                                           52,110                    1,667
     General Motors Corp.                                                              39,132                    2,619
     Goodyear Tire & Rubber Co.                                                        45,200                    3,107
     GPU, Inc.                                                                         39,800                    1,428
     Great Lakes Chemical Corp.                                                        19,900                      981
     Harnischfeger Industries, Inc.                                                    40,400                    1,727
     Hartford Financial Group,
     (The), Inc.                                                                       16,100                    1,386
     IBP, Inc.                                                                         48,000                    1,134
     International Business Machines Corp.                                             39,200                    4,153
     Kennametal, Inc.                                                                  18,376                      891
     Mallinckrodt, Inc.                                                                33,100                    1,192
     MAPCO, Inc.                                                                       41,100                    1,354

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

*    Maxicare Health Plans, Inc.                                                       42,400                      790
     Mellon Bank Corp.                                                                 27,600                    1,511
     Old Republic International Corp.                                                  34,200                    1,334
     Olsten Corp.                                                                      43,200                      802
     Parker Hannifin Corp.                                                             35,250                    1,586
     Philip Morris Cos., Inc.                                                          61,800                    2,569
     Phillips Petroleum Co.                                                            25,600                    1,322
     Raytheon Corp.                                                                    19,100                    1,129
     ReliaStar Financial Corp.                                                         29,800                    1,186
     Repsol SA ADR                                                                     30,400                    1,319
     Republic New York Corp.                                                           12,900                    1,466
     RJR Nabisco Holdings Corp.                                                        52,300                    1,798
     Rohm & Haas Co.                                                                   23,500                    2,255
     Russell Corp.                                                                     30,300                      892
*    Seagate Technology, Inc.                                                          34,200                    1,235
     Signet Banking Corp.                                                              48,727                    2,643
     Springs Industries, Inc., Class A                                                 30,100                    1,580
     Standard Register Co.                                                             22,200                      740
     Talbots, Inc.                                                                     33,200                      948
     Tecumseh Products Co., Class A                                                    50,100                    2,790
     Tektronix, Inc.                                                                   30,900                    2,084
     TIG Holdings, Inc.                                                                24,100                      839
*    Toys R Us, Inc.                                                                   41,700                    1,480
     Transatlantic Holdings, Inc.                                                      16,800                    1,203
     TRW, Inc.                                                                         24,800                    1,361
     Tupperware Corp.                                                                  27,200                      765
*    UAL Corp.                                                                         14,600                    1,235
     Ultramar Diamond Shamrock Corp.                                                   35,000                    1,131
     V.F. Corp.                                                                        26,300                    2,436
*    Western Digital Corp.                                                             26,900                    1,078
     YPF SA ADR                                                                        46,200                    1,704
     Group Total                                                                                               122,736
     Total Common Stocks (Cost $935,035)                                                                     1,236,931
     CASH EQUIVALENTS (13.7%)

                                                                                      Face
                                                                                     Amount
                                                                                     (000)
                                                                                    --------
Short-Term Investments Held as Collateral
  for Loaned Securities (8.0%)                                                    $   104,927                  104,927
Discount Note (1.9%)
  Federal Home Loan Mortgage Corporation
  10/3/97                                                                              25,000                   24,992
Repurchase Agreement (3.8%)
Chase Securities, Inc., 5.90%, dated 9/30/97, due 10/1/97, to be repurchased at
  $49,571, collateralized by various U.S. Government Obligations, due
  10/1/97-1/29/99 valued  at $50,030                                                   49,563                   49,563
Total Cash Equivalents (Cost $179,482)                                                                         179,482
Total Investments (107.7%) (Cost $1,114,517)                                                                 1,416,413

Other Assets and Liabilities (-7.7%)
Cash                                                                                                               1
Dividends Receivable                                                                                           1,988
Interest Receivable                                                                                                8
Receivable for Investments Sold                                                                               12,698
Receivable for Fund Shares Sold                                                                                  323
Other Assets                                                                                                      45
Payable for Investments Purchased                                                                             (5,450)
Payable for Fund Shares Redeemed                                                                              (4,266)
Payable for Investment Advisory Fees                                                                          (1,690)
Payable for Administrative Fees                                                                                  (86)
Payable for Trustees' Deferred Compensation Plan-Note F                                                          (41)
Collateral on Securities Loaned, at Value                                                                   (104,927)
Other Liabilities                                                                                               (115)
                                                                                                            (101,512)
NET ASSETS (100%)                                                                                        $ 1,314,901

                                                                                                              Value
                                                                                                             (000)+
                                                                                                             ------


INSTITUTIONAL CLASS
Net Assets
Applicable to 44,576,212 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                                                                          $ 1,312,547
NET ASSET VALUE PER SHARE                                                                                $     29.45
INVESTMENT CLASS

Net Assets
Applicable to 80,011 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                                                                           $    2,354
NET ASSET VALUE PER SHARE                                                                                 $    29.42
Net Assets Consist of:
Paid In Capital                                                                                           $  670,052
Undistributed Net Investment Income (Loss)                                                                     4,070
Undistributed Realized Net Gain (Loss)                                                                       338,883
Unrealized Appreciation (Depreciation) on Investment Securities                                              301,896
Net Assets                                                                                               $ 1,314,901

+        See Note A1 to Financial Statements.
*        Non-income producing security.
@        Value is less than $500.
ADR      American Depositary Receipt

Statement of Net Assets

Small Cap Value
Portfolio

Statement of Net Assets
Common Stocks (95.9%)

                                                                                                                Value
September 30, 1997                                                                    Shares                   (000)+
------------------                                                                    ------                   ------

     Banks (4.8%)
     Bank United Corp., Class A                                                        77,400                    3,425
     Banknorth Group, Inc.                                                             20,400                    1,114
*    Coast Savings Financial, Inc.                                                     61,000                    3,199
     Colonial BancGroup, Inc.                                                          33,800                      972
     Cullen/Frost Bankers, Inc.                                                        62,100                    2,942
     Eagle Financial Corp.                                                            113,900                    4,556
     First Financial Corp. of Wisconsin                                                64,600                    2,200
     Long Island Bancorp, Inc.                                                         68,100                    3,201
     Magna Group, Inc.                                                                 44,700                    1,763
*    Mechanics Savings Bank                                                            76,600                    2,011
     ML Bancorp, Inc.                                                                  77,200                    2,113
     North Fork Bancorp., Inc.                                                         80,700                    2,340
*    PFF Bancorp, Inc.                                                                 85,000                    1,647
*    Prime Bancshares, Inc.                                                            17,600                      334
*    Redfed Bancorp, Inc.                                                             110,000                    1,932
     Reliance Bancorp, Inc.                                                           103,300                    3,409
     Trustco Bank Corp.                                                                42,895                    1,169
     Union Planters Corp.                                                              41,237                    2,304
     Whitney Holding Corp.                                                             49,800                    2,353
     Group Total                                                                                                42,984

     Basic Resources (5.7%)
*    ACX Technologies, Inc.                                                           154,300                    4,108
     Agnico-Eagle Mines Ltd.                                                          219,000                    2,204
*    Alumax, Inc.                                                                      98,200                    4,014
     Caraustar Industries, Inc.                                                        24,300                      832
     Chesapeake Corp.                                                                  62,100                    2,251
     Commonwealth Industries, Inc.                                                    100,000                    1,925
     Crompton & Knowles Corp.                                                          75,000                    1,992
     Gibraltar Steel Corp.                                                            126,100                    3,074
     Harsco Corp.                                                                      57,400                    2,605
     Ivex Packaging Corp.                                                              44,000                      704
*    Lone Star Technologies, Inc.                                                      58,500                    3,053
     Longview Fibre Co.                                                               134,500                    2,673
     Oregon Steel Mills, Inc.                                                         134,600                    3,651
     P.H. Glatfelter Co.                                                               72,200                    1,602
     Pope & Talbot, Inc.                                                               33,400                      708
*    RMI Titanium Co.                                                                 107,800                    2,695
     Rouge Industries, Inc., Class A                                                    5,000                       78
     Special Metals Corp.                                                              54,000                    1,013
     Steel Dynamics, Inc.                                                             170,000                    3,995
*    Tetra Technologies, Inc.                                                         207,400                    4,796
*    Titanium Metals Corp.                                                             88,600                    3,300
     Group Total                                                                                                51,273

     Beverage & Personal Products (0.5%)
*    Blyth Industries, Inc.                                                           160,050                    4,481
     Consumer Durables (4.5%)
     Arvin Industries, Inc.                                                           226,700                    8,898

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

*    Brewer (C) Homes, Inc., Class A                                                  121,300                      258
     Centex Corp.                                                                      38,300                    2,236
     Excel Industries, Inc.                                                           207,700                    4,141

*    Furniture Brands International, Inc.                                             121,300                    2,290
     General Cable Corp.                                                               94,200                    3,344
*    Giant Cement Holdings, Inc.                                                      237,300                    5,784
     Interface, Inc.                                                                   16,400                      478
*    Lear Corp.                                                                        84,900                    4,181
     Lone Star Industries, Inc.                                                        28,300                    1,528
     Simpson Industries, Inc.                                                         206,100                    2,383
     Southdown, Inc.                                                                   44,700                    2,442
*    Tower Automotive, Inc.                                                            56,800                    2,556
     Group Total                                                                                                40,519

     Consumer Services (3.0%)
     Central Newspapers, Inc., Class A                                                 30,100                    2,235
*    John Q. Hammons Hotels, Inc.                                                     129,600                    1,134
     Journal Register Co.                                                             253,700                    4,979
*    Prime Hospitality Corp.                                                          432,600                    9,761
*    Regal Cinemas, Inc.                                                               52,700                    1,416
     Sotheby's Holdings, Inc., Class A                                                105,600                    2,145
     TMP Worldwide, Inc.                                                              200,000                    4,825
     Travel Services International, Inc.                                               16,200                      336
     Group Total                                                                                                26,831

     Credit & Finance/
       Investment Companies (5.3%)
     Eaton Vance Corp.                                                                 76,200                    2,724
     EVEREN Capital Corp.                                                             195,000                    7,922
*    First Alliance Corp.                                                              87,900                    2,769
*    FIRSTPLUS Financial Group, Inc.                                                   72,200                    4,052
*    Hambrecht & Quist Group                                                          182,100                    6,419
     Healthcare Financial Partners, Inc.                                               30,100                      929
*    Imperial Credit Industries, Inc.                                                 181,500                    4,810
     Legg Mason, Inc.                                                                  89,733                    4,733
     Money Store (The), Inc.                                                          203,600                    5,803
     North American Mortgage Co.                                                       78,300                    2,251
     Raymond James Financial, Inc.                                                     92,250                    3,321
*    Renters Choice, Inc.                                                              60,000                    1,363
*    Southern Pacific Funding Corp.                                                    67,800                      953
     Group Total                                                                                                48,049

     Energy (9.6%)
     Aquila Gas Pipeline Corp.                                                        111,000                    1,429
*    Benton Oil & Gas Co.                                                             101,900                    1,904
*    BJ Services Co.                                                                   59,600                    4,425
     Camco International, Inc.                                                         45,500                    3,174
*    Carrizo Oil & Gas, Inc.                                                           57,900                      868
*    Dawson Production Services, Inc.                                                 142,000                    3,000
     Eastern Enterprises                                                               67,000                    2,500
     Energen Corp.                                                                    129,100                    4,591
*    Global Industries Ltd.                                                           136,600                    5,447
*    HS Resources, Inc.                                                               277,301                    4,783
     Input/Output, Inc.                                                                35,000                    1,037
     KN Energy, Inc.                                                                  140,000                    6,405
*    Marine Drilling Co., Inc.                                                        118,000                    3,687
*    Maverick Tube Corp.                                                              109,600                    4,521

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

*    Nabors Industries, Inc.                                                           46,900                    1,826
     National Fuel Gas Co.                                                             66,000                    2,904
*    Noble Drilling Corp.                                                             153,200                    4,941
*    NS Group, Inc.                                                                   101,600                    3,289
*    Ocean Energy, Inc.                                                                23,500                    1,621
     Pioneer Natural Resources Co.                                                    153,600                    6,432
*    Pride International, Inc.                                                         58,700                    1,996
     Power-One, Inc.                                                                   30,500                      427
     Reading & Bates Corp.                                                             40,000                    1,662
     Santa Fe International Corp.                                                     119,400                    5,552
     Southwestern Energy Co.                                                           83,500                    1,070
     Stewart & Stevenson Services, Inc.                                                60,000                    1,444
*    Tejas Gas Corp.                                                                   36,500                    2,192
*    Veritas DGC, Inc.                                                                 33,600                    1,430
     Vintage Petroleum, Inc.                                                           17,900                      882
     Wicor, Inc.                                                                        7,100                      307
     Group Total                                                                                                85,746

     Food, Tobacco & Other (4.4%)
*    Consolidated Cigar Holdings, Inc.                                                125,000                    5,109
*    CTB International Corp.                                                          134,000                    2,111
     Dean Foods Co.                                                                    40,400                    1,869
     Dimon, Inc.                                                                      798,600                   19,965
*    Standard Commercial Corp.                                                        227,250                    3,835
*    Stokely USA, Inc.                                                                561,300                      526
     Swisher International Group, Inc., Class A                                       104,400                    1,886
     Universal Corp.                                                                  114,600                    4,154
     Group Total                                                                                                39,455

     Health Care (10.6%)
     Alpharma, Inc.                                                                   139,600                    3,124
     Angelica Corp.                                                                   246,300                    4,895
*    ARV Assisted Living, Inc.                                                        350,700                    4,406
     Beckman Instruments, Inc.                                                         93,600                    3,984
*    Beverly Enterprises                                                              143,700                    2,497
*    Coherent, Inc.                                                                   134,700                    7,459
*    Datascope Corp.                                                                  137,000                    3,014
*    FPA Medical Management, Inc.                                                     310,500                   10,673
*    Genesis Health Ventures, Inc.                                                     79,600                    3,099
*    HealthCare Compare Corp.                                                          62,000                    3,960
*    Lincare Holdings, Inc.                                                            83,600                    4,217
*    Marquette Medical Systems, Inc., Class A                                          92,100                    2,855
*    Maxicare Health Plans, Inc.                                                      147,200                    2,742
*    Medpartners, Inc.                                                                 35,400                      759
*    Mid Atlantic Medical Services, Inc.                                              267,700                    4,233
*    Multicare Cos., Inc.                                                              34,950                      972
*    NBTY, Inc.                                                                       105,400                    2,227
*    Personnel Group of America, Inc.                                                  91,200                    3,124
     Physicians' Specialty Corp.                                                      153,100                    1,531
*    RightCHOICE Managed Care, Inc., Class A                                           48,100                      493
*    Rotech Medical Corp.                                                             161,300                    3,105
*    Sterile Recoveries, Inc.                                                          67,000                      963
*    Total Renal Care Holdings, Inc.                                                   57,900                    2,895
*    Universal Health Services, Inc., Class B                                         115,300                    4,987
*    Vivus, Inc.                                                                      194,400                    7,290
*    Watson Pharmaceuticals, Inc.                                                     100,500                    6,005
     Group Total                                                                                                95,509

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Heavy Industry/Transportation (14.8%)
     AAR Corp.                                                                         98,200                    3,277
*    AccuStaff, Inc.                                                                  220,000                    6,930
     Air Express International Corp.                                                   67,500                    2,464
     Airborne Freight Corp.                                                            80,700                    4,887
*    Allied Waste Industries, Inc.                                                    238,600                    4,563
     Arnold Industries, Inc.                                                          229,700                    5,369
*    Atlas Air, Inc.                                                                   59,900                    1,681
     Aviall, Inc.                                                                     199,200                    3,050
*    Aviation Sales Co.                                                               105,000                    3,176
*    BE Aerospace, Inc.                                                               214,900                    7,736
*    Catalina Lighting, Inc.                                                           44,500                      259
*    CDI Corp.                                                                        198,200                    7,482
     Cincinnati Milacron, Inc.                                                         74,600                    2,005
     Columbus McKinnon Corp.                                                           61,200                    1,607
     Crane Co.                                                                        233,050                    9,584
     Danka Business Systems plc ADR                                                    43,500                    1,936
*    Data Processing Resources Corp.                                                   71,100                    1,778
*    Fiserv, Inc.                                                                      41,400                    1,816
     Flowserve Corp.                                                                  157,600                    4,708
     Greenbrier Cos., Inc.                                                            140,800                    2,358
*    Hagler Bailly, Inc.                                                               22,400                      568
*    Halter Marine Group, Inc.                                                         50,000                    2,419
     Hanover Compressor Co.                                                            27,000                      662
*    Hirsch International Corp., Class A                                               75,200                    1,330
*    Insurance Auto Auctions, Inc.                                                    201,500                    2,519
     JLG Industries, Inc.                                                              21,000                      269
     Kaydon Corp.                                                                      65,300                    3,918
     Knightsbridge Tankers Ltd.                                                       112,200                    3,177
*    Lason Holdings, Inc.                                                              10,000                      276
*    Midwest Express Holdings, Inc.                                                    45,000                    1,443
*    OMI Corp.                                                                        629,500                    7,869
     Precision Castparts Corp.                                                         98,700                    6,416
*    PST Vans, Inc.                                                                    80,800                      313
*    Seacor Holdings, Inc.                                                             50,300                    3,119
     ServiceMaster, L.P.                                                               25,000                      714
*    Staffmark, Inc.                                                                   66,200                    2,524
*    Swift Transportation Co., Inc.                                                    47,000                    1,486
     Teekay Shipping Corp.                                                             71,000                    2,387
     Tranz Rail Holdings Ltd. ADR                                                     161,500                    2,665
*    Triumph Group, Inc.                                                              225,600                    7,544
     Werner Enterprises, Inc.                                                         184,400                    4,472
     Group Total                                                                                               132,756

     Insurance (4.1%)
     Allied Life Financial Corp.                                                      120,100                    2,882
     AmerUs Life Holdings, Inc., Class A                                              100,000                    3,281
     American Bankers Insurance
     Group, Inc.                                                                       43,600                    1,591
     Everest Reinsurance Holdings, Inc.                                               120,000                    4,920
     FBL Financial Group, Inc., Class A                                                52,100                    1,928
     Fremont General Corp.                                                            144,100                    6,881
     Hartford Life, Inc., Class A                                                     106,600                    4,097
     Nationwide Financial Services, Inc., Class A                                     231,300                    6,447
     Presidential Life Corp.                                                          100,700                    2,001
     PXRE Corp.                                                                        83,619                    2,639
     Group Total                                                                                                36,667

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Real Estate Investment Trusts (7.6%)
     Associated Estates Realty Corp.                                                   94,300                    2,263
     Avalon Properties, Inc.                                                           51,000                    1,517
     Cali Realty Corp.                                                                 60,000                    2,498
^    Canadian Hotel Income Properties                                                 300,000                    2,139
     CarrAmerica Realty Corp.                                                          55,000                    1,760
     Chateau Communities, Inc.                                                        153,908                    4,540
     Crescent Real Estate Equities Co.                                                 86,500                    3,471
     Duke Realty Investments, Inc.                                                    134,912                    3,078
     Equity Office Properties Trust                                                    38,700                    1,313
     Excel Realty Trust, Inc.                                                         187,400                    5,880
     Health Care REIT, Inc.                                                            95,500                    2,626
     Health and Retirement Property Trust                                              95,000                    1,793
     Healthcare Realty Trust, Inc.                                                    102,200                    2,906
     Home Properties of N.Y., Inc.                                                    306,667                    7,973
     Kilroy Realty Corp.                                                              142,700                    3,853
     Post Properties, Inc.                                                             61,900                    2,461
*    Security Capital Group Inc., Class B                                             109,600                    3,768
     Smith (Charles E.) Residential Realty, Inc.                                      231,500                    7,871
     Spieker Properties, Inc.                                                          81,400                    3,302
     United Dominion Realty Trust, Inc.                                               206,900                    3,104
     Group Total                                                                                                68,116

     Retail (6.6%)
     Applebee's International, Inc.                                                   217,200                    5,430
*    Borders Group, Inc.                                                               99,400                    2,734
     Brylane, Inc.                                                                    119,000                    5,459
     Cato Corp., Class A                                                              271,200                    2,475
     Culp, Inc.                                                                       250,300                    5,194
     800-JR CIGAR, Inc.                                                                23,800                      833
     Family Dollar Stores, Inc.                                                        85,500                    1,950
*    Galey & Lord, Inc.                                                                84,100                    1,587
     Hughes Supply, Inc.                                                               71,400                    2,155
*    Landry's Seafood Restaurants, Inc.                                                83,000                    2,438
*    Max & Erma's Restaurants, Inc.                                                    30,900                      218
*    Nautica Enterprises, Inc.                                                         60,100                    1,690
     Novel Denim Holdings Ltd.                                                         10,000                      270
*    Office Depot, Inc.                                                               135,000                    2,725
     Pier 1 Imports, Inc.                                                             217,250                    3,897
*    Proffitt's, Inc.                                                                  39,400                    2,334
     Rare Hospitality International, Inc.                                              91,600                      882
     Russ Berrie & Co., Inc.                                                           64,800                    1,895
*    Stage Stores, Inc.                                                                81,800                    3,528
*    U.S. Office Products Co.                                                         136,200                    4,801
*    Zale Corp.                                                                       254,200                    6,593
     Group Total                                                                                                59,088

     Technology (13.5%)
*    Ade Corp.                                                                         46,200                    1,854
*    Align-Rite International, Inc.                                                   131,700                    3,144
*    Altera Corp.                                                                      65,500                    3,357
*    Boston Technology, Inc.                                                           90,800                    3,076
     Box Hill Systems Corp.                                                            44,400                      777
*    Cadence Design Systems, Inc.                                                      45,700                    2,445
*    Checkfree Corp.                                                                  102,400                    2,163
*    Cherry Corp., Class A                                                             20,000                      380
*    CHS Electronics, Inc.                                                            104,100                    2,850
*    Computer Products, Inc.                                                          105,000                    3,124

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

*    Compuware Corp.                                                                   65,900                    3,987
*    Comverse Technology, Inc.                                                         91,600                    4,832
*    Creative Technology Ltd.                                                         100,000                    2,556
*    Credence Systems Corp.                                                            74,000                    3,608
*    Davox Corp.                                                                       96,600                    3,236
*    Dionex Corp.                                                                      41,000                    2,211
*    Exar Corp.                                                                        34,800                      922
*    FactSet Research Systems, Inc.                                                    25,300                      753
*    Globecomm Systems, Inc.                                                           32,100                      562
*    HMT Technology Corp.                                                             326,700                    5,125
*    ITI Technologies, Inc.                                                            19,200                      547
     Ingram Micro, Inc., Class A                                                      106,300                    2,877
     Innovex, Inc.                                                                     72,200                    2,328
*    Integrated Device Technology, Inc.                                                87,800                    1,059
*    Intevac, Inc.                                                                    312,900                    4,420
     Investors Financial Services Corp.                                                15,000                      619
*    KLA-Tencor Corp.                                                                  60,700                    4,101
*    Micro Linear Corp.                                                               273,000                    2,457
*    MicroTouch Systems, Inc.                                                         110,300                    3,075
*    Microage, Inc.                                                                   201,800                    5,852
*    PairGain Technologies, Inc.                                                       39,600                    1,129
*    P-COM, Inc.                                                                      200,000                    4,788
     Penn Engineering & Manufacturing Corp.                                           163,900                    4,569
*    Quantum Corp.                                                                    120,100                    4,601
     Salient 3 Communications, Inc., Class A                                           43,900                      549
*    Sanmina Corp.                                                                     14,000                    1,212
*    SCI Systems, Inc.                                                                237,000                   11,746
*    Spectran Corp.                                                                    81,400                    1,160
*@   Sterling Software, Inc. (Escrow)                                                   6,951                       --
*    Summit Design, Inc.                                                              193,800                    3,440
*    Technology Modeling Association, Inc.                                            155,500                    2,381
     Tower Semiconductor Ltd.                                                         105,200                    2,091
*    USCS International, Inc.                                                          72,500                    1,622
*    Unit Instruments, Inc.                                                           166,500                    2,019
*    Wonderware Corp.                                                                  70,100                    1,288
     Group Total                                                                                               120,892

     Utilities (0.9%)
     Commonwealth Energy System                                                       216,200                    5,837
     Rochester Gas & Electric Corp.                                                    43,700                    1,082
*    U.S. Long Distance Corp.                                                          54,600                    1,095
     Group Total                                                                                                 8,014
     Total Common Stocks (Cost $643,540)                                                                       860,380

     RIGHT (0.0%)
*    Alpharma, Inc., expiring 11/25/97 (Cost $0)                                       23,267                      131

     WARRANT (0.2%)
ss.*   Canadian Hotel Income Properties REIT,
     expiring 6/25/98 (acquired 9/16/97, Cost $1,929)                                 300,000                    1,929

     CASH EQUIVALENT (4.4%)
       FaceAmount(000)

                                                                                      Face
                                                                                     Amount
                                                                                     (000)
                                                                                     -----

Repurchase Agreement (4.4%)
Chase Securities, Inc. 5.90%, dated 9/30/97,
     due 10/1/97, to be repurchased at $39,113,
     collateralized by various U.S. Government
     Obligations, due 10/1/97-1/29/99, valued at
     $39,476 (Cost $39,107)                                                           $39,107                   39,107
     Total Investments (100.5%) (Cost $684,576)                                                                901,547


                                                                                                                 Value
                                                                                                                (000)+
                                                                                                               --------

Other Assets and Liabilities (-0.5%)
Cash                                                                                                                  7
Dividends Receivable                                                                                                836
Interest Receivable                                                                                                   6
Receivable for Investments Sold                                                                                   1,325
Receivable for Fund Shares Sold                                                                                     287
Other Assets                                                                                                         19
Payable for Investments Purchased                                                                                (4,432)
Payable for Fund Shares Redeemed                                                                                   (513)
Payable for Investment Advisory Fees                                                                             (1,530)
Payable for Administrative Fees                                                                                     (56)
Payable for Trustees' Deferred Compensation Plan-Note F                                                             (16)
Other Liabilities                                                                                                   (84)
                                                                                                                 (4,151)
NET ASSETS (100%)                                                                                              $897,396
INSTITUTIONAL CLASS

Net Assets
Applicable to 35,932,079 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                                                                                 $897,396
NET ASSET VALUE PER SHARE                                                                                      $  24.97

Net Assets Consists of:
Paid in Capital                                                                                                $582,644
Undistributed Net Investment Income (Loss)                                                                        2,064
Undistributed Realized Net Gain (Loss)                                                                           95,717
Unrealized Appreciation (Depreciation) on Investment Securities                                                 216,971
Net Assets                                                                                                     $897,396

ss. Restricted Security-Total market value of restricted security owned at September 30, 1997 was $1,929 or 0.2% of net assets.
+        See Note A1 to Financial Statements.
*        Non-income producing security.
         144A security. Certain conditions for public sale may exist.
@        Value is less than $500.
ADR      American Depositary Receipt
REIT     Real Estate Investment Trust

Statement of Net Assets

International Equity
Portfolio

Statement of Net Assets
Common Stocks (96.1%)

                                                                                                                Value
September 30, 1997                                                                    Shares                   (000)+
------------------                                                                    ------                   ------

     Argentina (0.8%)
     YPF SA ADR                                                                       146,700                   $5,409

     Australia (0.9%)
     Reinsurance Australia Corp., Ltd.                                              2,057,071                    5,609

     Austria (2.0%)
     OMV AG                                                                            89,159                   13,306

     Brazil (0.4%)
     Votorantim Celulose e Papel SA                                                99,600,000                    2,773

     Canada (4.2%)
     Canadian National Railway Co.                                                     92,000                    4,784
     National Bank of Canada                                                          585,000                    8,192
     Quebecor, Inc., Class B                                                          397,100                    7,098
     TransCanada Pipelines Ltd.                                                       379,100                    7,339
     Group Total                                                                                                27,413

     China (0.7%)
     New World Development Co., Ltd. ADR                                              695,000                    4,204

     France (6.1%)
     Cie Generale des Eaux                                                             67,136                    7,898
*    Dexia France                                                                      76,999                    7,294
     Elf Aquitaine                                                                    109,630                   14,634
     Scor                                                                             229,200                    9,901
     Group Total                                                                                                39,727

     Germany (3.5%)
     Deutsche Bank AG                                                                  91,260                    6,404
     Henkel KGaA                                                                      143,900                    8,103
     Springer (Axel) Verlag AG                                                          9,526                    8,140
     Group Total                                                                                                22,647

     Hong Kong (3.9%)
     China Southern Airlines Co., Ltd.                                                106,800                    3,191
     Great Eagle Holdings Ltd.                                                      1,866,600                    5,150
     HSBC Holdings plc                                                                 94,000                    3,146
     Jardine Matheson Holdings Ltd.                                                   431,000                    3,491
     Jardine Strategic Holdings Ltd.                                                1,418,500                    5,561
     Wheelock & Co., Ltd.                                                           2,447,000                    4,981
     Group Total                                                                                                25,520

     India (0.7%)
     Housing Development Finance Corp., Ltd.                                              279                       25
     ITC Ltd.                                                                           9,374                      153
*    Jardine Fleming India Fund, Inc.                                                 374,600                    3,371
     Tata Power Supply Co., Ltd.                                                       11,940                       42
     Videsh Sanchar Nigam Ltd.                                                         45,000                    1,046
     Group Total                                                                                                 4,637

                                                                                                              Value
                                                                                    Shares                   (000)+
                                                                                    ------                   ------

     Indonesia (1.0%)
*    Gulf Indonesia Resources Ltd.                                                     94,100                    2,094
     Lippo Securities                                                              24,939,000                    3,707
     Pabrik Kertas Tjiwi Kimia                                                      1,357,500                      755
     Group Total                                                                                                 6,556

     Ireland (1.3%)
     Irish Life plc                                                                 1,592,000                    8,294

     Italy (5.0%)
     ENI S.p.A.                                                                     1,460,500                    9,202
     Pirelli S.p.A.                                                                 3,468,000                   10,172
     Telecom Italia S.p.A.                                                          3,361,221                   13,083
     Group Total                                                                                                32,457

     Japan (19.9%)
     Bridgestone Corp.                                                                573,000                   13,767
     Canon, Inc.                                                                      394,000                   11,523
     Chiyoda Fire & Marine
     Insurance Co., Ltd.                                                            1,011,000                    3,870
     Fuji Photo Film Ltd.                                                             243,000                   10,026
     Hirose Electric Co., Ltd.                                                         50,600                    3,727
     Mitsubishi Heavy Industries Ltd.                                                 805,000                    4,408
     Mitsui Fudosan Co., Ltd.                                                         639,000                    7,782
     Nichido Fire & Marine Insurance Co.                                              794,000                    5,197
     Nintendo Corp., Ltd.                                                              99,000                    9,268
     Promise Co., Ltd.                                                                 66,000                    3,445
     Sankyo Co., Ltd.                                                                 178,000                    6,164
     Sony Corp.                                                                        80,000                    7,556
     Sumitomo Electric Industries                                                     402,000                    5,762
     Sumitomo Marine & Fire Insurance Co.                                             891,000                    6,164
     Takeda Chemical Industries                                                       353,000                   10,587
     Takefuji Corp.                                                                    69,000                    2,613
     Tokio Marine & Fire Insurance                                                    543,000                    6,523
     UNY Co., Ltd.                                                                    332,000                    5,006
     Yasuda Fire & Marine Insurance                                                 1,042,000                    6,138
     Group Total                                                                                               129,526

     Korea (0.3%)
     Samsung Electronics GDR                                                           16,440                    1,573

     Mexico (2.3%)
     ALFA, SA de C.V., Class A                                                        789,000                    7,418
     Cemex SA de C.V., Series B                                                       734,300                    4,403
*@   Grupo Financiero Capital SA                                                      761,325                       --
     Grupo Mexico SA, Series B                                                        806,000                    3,260
     Group Total                                                                                                15,081

     Netherlands (6.5%)
     ING Groep N.V.                                                                   274,055                   12,586
     Philips Electronics N.V.                                                         205,800                   17,414
     Vendex International N.V.                                                        202,365                   11,998
     Group Total                                                                                                41,998

     Norway (1.4%)
     Christiania Bank OG Kreditkasse                                                2,733,700                    9,427

     Russia (0.6%)
     Lukoil Holding ADR                                                                37,800                    3,713

                                                                                                              Value
                                                                                    Shares                   (000)+
                                                                                    ------                   ------

     Singapore (1.2%)
*    Creative Technology Ltd.                                                         299,100                    7,646

     Spain (2.2%)
     Telefonica de Espana ADR                                                         148,800                   14,006

     Sweden (4.5%)
     Nordbanken AB                                                                    273,800                    9,349
     SKF AB, Class B                                                                  290,900                    8,476
     Sparbanken Sverige AB, Class A                                                   484,100                   11,680
     Group Total                                                                                                29,505

     Switzerland (2.4%)
*    Swissair AG (Registered)                                                          11,835                   15,831

     Thailand (0.0%)
     Hana Microelectronics Public Co., Ltd. (Foreign)                                  71,400                      245

     United Kingdom (24.3%)
     Abbey National plc                                                               766,500                   11,805
     Bank of Scotland                                                               1,354,400                   11,207
     Bass plc                                                                         721,200                    9,725
     B.A.T. Industries plc                                                          1,546,904                   13,549
     BG plc                                                                         2,384,400                   10,346
     BOC Group plc                                                                    691,782                   12,376
     Burmah Castrol plc                                                               662,000                   11,810
     Cable & Wireless plc                                                           1,232,780                   10,499
     Imperial Tobacco Group plc                                                     1,726,200                   10,330
     LucasVarity plc                                                                2,457,000                    9,274
     Railtrack Group plc PP                                                           522,454                    7,576
     Sun Alliance Insurance Group plc                                               1,327,842                   12,521
     Sainsbury (J.) plc                                                             1,481,500                   11,088
     Tomkins plc                                                                    2,831,255                   15,756
     Group Total                                                                                               157,862
     Total Common Stocks (Cost $506,388)                                                                       624,965
     PREFERRED STOCK (0.6%)

     Brazil (0.6%)
     Multicanal Participacoes SA ADR (Cost $4,642)                                    351,800                    3,738

     WARRANTS (0.5%)

     France (0.0%)
*    Cie Generale des Eaux, expiring 5/2/01                                            75,170                       41

     Germany (0.5%)
*    Veba AG, expiring 4/6/98                                                           9,229                    3,421
     Total Warrants  (Cost $1,798)                                                                               3,462
     PURCHASED OPTIONS (1.2%)

                                                                                     No. of
                                                                                    Contracts
                                                                                    ---------

Korea (1.2%)
Kookmin Bank Call Option expiring 9/4/99,
     strike price $0.01                                                                22,577                      252
Kookmin Bank Call Option expiring 9/30/99,
     strike price $0.01                                                               143,173                    1,546
Pohang Iron & Steel Co. Call Option
     expiring 9/30/99, strike price $0.01                                              43,000                    2,562
Shinhan Bank Call Option expiring 9/30/99,
     strike price $0.01                                                                80,140                      652
SK Telecom Co., Ltd. Call Option
     expiring 9/4/99, strike price $0.01                                                1,761                      829
SK Telecom Co., Ltd. Call Option
     expiring 9/30/99, strike price $0.01                                               3,965                    1,808
Total Purchased Options (Cost $11,120)                                                                           7,649
FIXED INCOME SECURITY (0.3%)

                                                       ++Ratings                                Face
                                                       (Standard                              Amount
                                                       & Poor's)                               (000)
                                                       ---------                               -----

Germany (0.3%)
+Bundesobligationen 7.00%,
   12/22/97 (Cost $1,764)                                  Aaa                  DEM               3,100              1,767
FOREIGN CURRENCY (0.3%)

Canadian Dollar                                           CAD                               15                        11
French Franc                                              FRF                              116                        20
Hong Kong Dollar                                          HKD                              787                       102
Indian Rupee                                              INR                           61,910                     1,713
Japanese Yen                                              JPY                            2,947                        24
Philippines Peso                                          PHP                            6,599                       194
Total Foreign Currency (Cost $2,062)                                                                               2,064

                                                                                     Face
                                                                                    Amount                    Value
                                                                                     (000)                   (000)+
                                                                                     -----                   ------

CASH EQUIVALENTS (5.8%)
Short-Term Investments held as
     Collateral for Loaned Securities (5.2%)                                          $33,926                  $33,926
Repurchase Agreement (0.6%)
     Chase Securities, Inc. 5.90%, dated 9/30/97,
       due 10/1/97, to be repurchased at $4,326,
       collateralized by various U.S. Government
       Obligations, due 10/1/97-1/29/99, valued
       at $4,366 (Cost $4,325)                                                          4,325                    4,325
Total Cash Equivalents (Cost $38,251)                                                                           38,251
Total Investments (104.8%) (Cost $566,025)                                                                     681,896

Other Assets and Liabilities (-4.8%)
Dividends Receivable                                                                                             1,715
Interest Receivable                                                                                                 96
Receivable for Withholding Tax Reclaim                                                                             346
Receivable for Investments Sold                                                                                  2,441
Receivable for Fund Shares Sold                                                                                    153
Unrealized Gain on Forward Foreign Currency Contracts                                                              901
Other Assets                                                                                                        38
Payable for Investments Purchased                                                                               (1,835)
Payable for Fund Shares Redeemed                                                                                  (481)
Payable for Investment Advisory Fees                                                                              (819)
Payable for Administrative Fees                                                                                    (43)
Payable for Trustees' Deferred Compensation Plan-Note F                                                            (18)
Payable to Custodian                                                                                                (1)
Collateral on Securities Loaned, at Value                                                                      (33,926)
Other Liabilities                                                                                                  (77)
                                                                                                               (31,510)
NET ASSETS (100%)                                                                                             $650,386

                                                                                                              Value
                                                                                                              (000)+
                                                                                                              ------

INSTITUTIONAL CLASS
Net Assets
Applicable to 41,463,323 outstanding
     shares of beneficial interest (unlimited
     authorization, no par value)                                                                             $649,755
NET ASSET VALUE PER SHARE                                                                                     $  15.67
INVESTMENT CLASS
Net Assets
Applicable to 40,359 outstanding
     shares of beneficial interest (unlimited
     authorization, no par value)                                                                             $    631
NET ASSET VALUE PER SHARE                                                                                     $  15.63

Net Assets Consist of:
Paid in Capital                                                                                               $479,226
Undistributed Net Investment Income (Loss)                                                                       9,914
Undistributed Realized Net Gain (Loss)                                                                          44,500
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                                                        115,869
  Foreign Currency Transactions                                                                                    877
Net Assets                                                                                                    $650,386

+        See Note A1 to Financial Statements.
++       Ratings are unaudited.
*        Non-income producing security.
+ Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
@        Value is less than $500.
ADR      American Depositary Receipt
GDR      Global Depositary Receipt
PP       Partially Paid

Mid Cap Growth
Portfolio

Statement of Net Assets
Common Stocks (95.6%)

                                                                                                                Value
September 30, 1997                                                                    Shares                   (000)+
------------------                                                                    ------                   ------

     Banks (1.1%)
     State Street Corp.                                                                78,800                   $4,802

     Basic Resources (0.9%)
*    Sealed Air Corp.                                                                  69,600                    3,824
     Beverage & Personal Products (2.9%)
     Cott Corp.                                                                       286,900                    2,905
     Estee Lauder Cos., Class A                                                       110,000                    5,087
*    Robert Mondavi Corp., Class A                                                     92,900                    5,086
     Group Total                                                                       13,078

     Consumer Durables (1.5%)
     Danaher Corp.                                                                    115,150                    6,679

     Consumer Services (16.5%)
     At Home Corp., Series A                                                          144,650                    3,345
*    Cinar Films, Inc., Class B                                                       147,600                    5,627
     Coinstar, Inc.                                                                   113,500                    1,476
     Comcast Corp., Class A Special                                                   257,297                    6,625
     Florida Panthers Holdings, Inc.                                                   34,500                      813
*    Heftel Broadcasting Corp., Class A                                                63,200                    4,787
*    Imax Corp.                                                                       194,400                    5,079
*    Jacor Communications, Inc.                                                        89,000                    3,933
     Metro Networks, Inc.                                                             133,900                    4,034
*    Outdoor Systems, Inc.                                                            162,050                    4,254
     PanAmSat Corp.                                                                   107,500                    4,636
*    Premier Parks, Inc.                                                              112,100                    4,232
*    Tele-Communications, Inc., Class A                                               325,200                    6,667
*    Tele-Communications Liberty Media Group, Class A                                 230,144                    6,890
     TV Azteca, SA de C.V. ADR                                                        130,600                    2,938
*    Univision Communications, Inc., Class A                                           78,300                    4,248
*    Valassis Communications, Inc.                                                    143,600                    4,577
     Group Total                                                                                                74,161

     Credit & Finance/
       Investment Companies (3.4%)
     Franklin Resources, Inc.                                                          47,600                    4,433
     Money Store (The), Inc.                                                           12,400                      353
*    Security Capital Group, Inc., Class B                                             54,800                    1,884
     Sirrom Capital Corp.                                                             165,800                    8,601
     Group Total                                                                                                15,271

     Energy (4.0%)
     Diamond Offshore Drilling, Inc.                                                   73,500                    4,056
*    Global Marine, Inc.                                                              148,200                    4,927
*    J. Ray McDermott, S.A.                                                            55,100                    2,700
     McDermott International, Inc.                                                     62,900                    2,296
     Santa Fe International Corp.                                                      81,500                    3,790
     Group Total                                                                                                17,769

     Food, Tobacco & Other (1.2%)
*    Rexall Sundown, Inc.                                                             119,200                    5,438

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Health Care (11.7%)
*    BioChem Pharmaceutical, Inc.                                                     145,800                    4,593
*    Cyberonics, Inc.                                                                 159,400                    2,570
     HBO & Co.                                                                        161,200                    6,085
*    Health Management Associates, Inc., Class A                                      368,500                   11,654
*    Lincare Holdings, Inc.                                                           227,000                   11,449
*    Orthodontic Centers of America, Inc.                                             219,600                    4,392
*    Pediatrix Medical Group, Inc.                                                     72,700                    3,208
*    Total Renal Care Holdings, Inc.                                                   91,600                    4,580
     Wesley Jessen VisionCare, Inc.                                                   142,200                    4,017
     Group Total                                                                                                52,548

     Heavy Industry/Transportation (7.0%)
*    Allied Waste Industries, Inc.                                                     90,000                    1,721
     Cintas Corp.                                                                      94,750                    6,988
*    Fiserv, Inc.                                                                     129,550                    5,684
*    Loral Space & Communications                                                     351,200                    7,243
     ProBusiness Services, Inc.                                                        20,600                      394
ss.*   Republic Industries, Inc. (acquired
       1/20/97-5/5/97, cost $4,250)                                                   133,700                    4,404
     Tidewater, Inc.                                                                   86,800                    5,143
     Group Total                                                                                                31,577

     Insurance (1.6%)
     Healthcare Recoveries, Inc.                                                      158,400                    3,564
     SunAmerica, Inc.                                                                  90,900                    3,562
     Group Total                                                                                                 7,126

     Real Estate Investment Trusts (1.7%)
     Security Capital Industrial Trust                                                189,064                    4,408
^    Security Capital U.S. Realty                                                     196,500                    2,928
     Group Total                                                                                                 7,336

     Retail (8.2%)
*    Borders Group, Inc.                                                              234,200                    6,440
     Brylane, Inc.                                                                     52,300                    2,399
*    CompUSA, Inc.                                                                    130,700                    4,575
     CVS Corp.                                                                        113,200                    6,438
*    Jones Apparel Group, Inc.                                                         86,000                    4,644
*    Office Depot, Inc.                                                                96,900                    1,956
     Stage Stores, Inc.                                                                83,800                    3,614
*    Tommy Hilfiger Corp.                                                              65,600                    3,276
*    U.S. Office Products Co.                                                          92,000                    3,243
     Group Total                                                                                                36,585

     Technology (26.7%)
*    Advanced Fibre Communications, Inc.                                              129,200                    5,297
*    ASE Test Ltd.                                                                     32,300                    2,738
     Bell Canada International, Inc.                                                  107,300                    2,025
*    BMC Software, Inc.                                                               102,400                    6,630
*    Brightpoint, Inc.                                                                 75,600                    3,506
*    Cellular Communications International, Inc.                                       27,800                    1,154
     CIENA Corp.                                                                       95,700                    4,740
     Complete Business Solutions, Inc.                                                108,000                    3,078
*    Computer Horizons Corp.                                                           92,700                    3,360
*    Digital Microwave Corp.                                                           84,400                    3,777

                                                                                                                Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

*    Electronics for Imaging, Inc.                                                     82,100                    4,187
     Flextronics International Ltd.                                                    42,500                    1,997
*    Inter Tel, Inc.                                                                   89,300                    4,733
     J. D. Edwards & Co.                                                               85,200                    2,854
*    Kemet Corp.                                                                      121,500                    3,691
*    MAPICS, Inc.                                                                     281,000                    3,653
*    McAfee Associates, Inc.                                                          128,962                    6,835
*    MicroFocus Group ADR                                                             123,200                    4,327
*    Newbridge Networks Corp.                                                          79,600                    4,766
     NEXTLINK Communications, Inc., Class A                                            70,900                    1,702
*    Orbotech, Ltd.                                                                    69,100                    3,991
*    Peoplesoft, Inc.                                                                 109,500                    6,543
     Positron Fiber Systems Corp.                                                     143,500                    1,480
     RSL Communications Ltd., Class A                                                  83,200                    1,830
*    Sapient Corp.                                                                     61,200                    3,114
*    Saville Systems Ireland plc ADR                                                   44,100                    3,098
*    Silicon Valley Group, Inc.                                                        71,200                    2,532
*    Tellabs, Inc.                                                                     83,800                    4,316
*    3Com Corp.                                                                       171,975                    8,814
*    Uniphase Corp.                                                                    36,100                    2,870
*    Visio Corp.                                                                       80,800                    3,373
*    Wind River Systems                                                                68,900                    2,842
     Group Total                                                                                               119,853

     Utilities (7.2%)
*    Globalstar Telecommunications Ltd.                                               294,102                   15,440
     Ionica Group plc ADR                                                             115,800                    2,164
     Qwest Communications
     International, Inc.                                                               76,000                    3,506
*    Tel-Save Holdings, Inc.                                                          167,800                    4,038
*    WorldCom, Inc.                                                                   206,874                    7,318
     Group Total                                                                                                32,466
     Total Common Stocks (Cost $299,282)                                                                       428,513

                                                                                       Face
                                                                                      Amount                    Value
                                                                                       (000)                    (000)+
                                                                                       -----                    ------

CASH EQUIVALENTS (24.8%)

Short-term Investments Held as Collateral for
     Loaned Securities (24.0%)                                                       $107,435                  107,435

Repurchase Agreement (0.8%)
Chase Securities, Inc. 5.90%, dated 9/30/97,
     due 10/1/97, to be repurchased at $3,427,
     collateralized by various U.S. Government
     Obligations, due 10/1/97-1/29/99,
     valued at $3,458                                                                   3,426                    3,426
Total Cash Equivalents (Cost $110,861)                                                                         110,861
Total Investments (120.4%) (Cost $410,143)                                                                     539,374

                                                                                       Face
                                                                                      Amount                    Value
                                                                                       (000)                   (000)+
                                                                                     --------                 --------
Other Assets and Liabilities (-20.4%)
Dividends Receivable                                                                                                29
Interest Receivable                                                                                                  1
Receivable for Investments Sold                                                                                 23,619
Receivable for Fund Shares Sold                                                                                    485
Other Assets                                                                                                        12
Payable for Investments Purchased                                                                               (7,142)
Payable for Fund Shares Redeemed                                                                                  (159)
Payable for Investment Advisory Fees                                                                              (517)
Payable for Administrative Fees                                                                                    (28)
Payable for Trustees' Deferred Compensation Plan-Note F                                                            (11)
Collateral on Securities Loaned, at Value                                                                     (107,435)
Other Liabilities                                                                                                  (65)
                                                                                                               (91,211)
NET ASSETS (100%)                                                                                             $448,163
INSTITUTIONAL CLASS

Net Assets
Applicable to 20,465,497 outstanding
     shares of beneficial interest (unlimited
     authorization, no par value)                                                                             $446,963
NET ASSET VALUE PER SHARE                                                                                     $  21.84
ADVISER CLASS

Net Assets
Applicable to 55,013 outstanding
     shares of beneficial interest (unlimited
     authorization, no par value)                                                                              $ 1,200
NET ASSET VALUE PER SHARE                                                                                      $ 21.81

Net Assets Consist of:
Paid In Capital                                                                                               $265,123
Undistributed Realized Net Gain (Loss)                                                                          53,809
Unrealized Appreciation (Depreciation) on Investment Securities                                                129,231
Net Assets                                                                                                    $448,163

ss. Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $4,404 or 1.0% of net assets.
+        See Note A1 to Financial Statements.
*        Non-income producing security.
^        144A security. Certain conditions for public sale may exist.
ADR      American Depositary Receipt

Mid Cap Value
Portfolio

Statement of Net Assets
Common Stocks (96.7%)

                                                                                                               Value
September 30, 1997                                                                    Shares                   (000)+
------------------                                                                    ------                   ------

     Banks (10.6%)
     City National Corp.                                                               32,200                    1,030
     Colonial BancGroup, Inc.                                                          20,100                      578
     Comerica, Inc.                                                                    28,400                    2,242
     Community First Bankshares, Inc.                                                  29,000                    1,407
     Crestar Financial Corp.                                                           41,500                    1,945
     Cullen/Frost Bankers, Inc.                                                        25,000                    1,184
     First Financial Corp. of Wisconsin                                                24,800                      845
     First of America Bank Corp.                                                       30,713                    1,649
     Greenpoint Financial Corp.                                                         8,500                      539
     Hubco, Inc.                                                                       11,700                      371
     Long Island Bancorp, Inc.                                                         22,100                    1,039
     Mercantile Bankshares Corp.                                                          122                        4
     National Commerce Bancorp.                                                        25,400                      692
     North Fork Bancorp, Inc.                                                          79,700                    2,311
     Northern Trust Corp.                                                              19,800                    1,171
     Prime Bancshares, Inc.                                                             4,300                       82
     Southtrust Corp.                                                                  30,200                    1,487
     Summit Bancorp.                                                                   35,838                    1,593
     Trans Financial, Inc.                                                             34,800                    1,109
     UnionBanCal Corp.                                                                 12,700                    1,099
     Webster Financial Corp.                                                            2,000                      118
     Wilmington Trust Corp.                                                            16,300                      890
     Group Total                                                                                                23,385

     Basic Resources (2.3%)
     Bowater, Inc.                                                                      9,100                      464
     H. B. Fuller Co.                                                                  12,042                      653
     Lubrizol Corp.                                                                    14,900                      626
*    Owens-Illinois, Inc.                                                              16,500                      560
     P.H. Glatfelter Co.                                                               37,100                      823
     Rohm & Haas Co.                                                                    7,000                      672
*    Tetra Technologies, Inc.                                                          60,300                    1,394
     Group Total                                                                                                 5,192

     Consumer Durables (5.8%)
     Arvin Industries, Inc.                                                            16,000                      628
     Callaway Golf Co.                                                                 19,000                      663
*    Champion Enterprises, Inc.                                                        22,900                      438
*    Furniture Brands International, Inc.                                              20,400                      385
     General Cable Corp.                                                               47,400                    1,683
     Harley-Davidson, Inc.                                                             35,400                    1,033
     Ivex Packaging Corp.                                                              10,800                      173
*    Lear Corp.                                                                        25,200                    1,241
     Lone Star Industries, Inc.                                                        25,500                    1,377
     Mascotech, Inc.                                                                   16,500                      338
     Premark International, Inc.                                                       22,900                      733
     Southdown, Inc.                                                                   40,000                    2,185
*    Tower Automotive, Inc.                                                            16,300                      734
*    USG Corp.                                                                         27,400                    1,313
     Group Total                                                                                                12,924

                                                                                                               Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Consumer Services (3.1%)
*    Doubletree Corp.                                                                  11,000                      531
*    Gibson Greetings, Inc.                                                            31,800                      823
     Hertz Corp., Class A                                                              11,000                      414
     Journal Register Co.                                                              67,600                    1,327
     McClatchy Newspapers, Inc., Class A                                               26,175                      900
*    MGM Grand, Inc.                                                                   17,300                      751
     New York Times Co., Class A                                                        7,000                      368
     Omnicom Group, Inc.                                                                  300                       22
*    Valassis Communications, Inc.                                                     20,000                      638
     Washington Post Co., Class B                                                       2,300                    1,031
     Group Total                                                                                                 6,805

     Credit & Finance/
       Investment Companies (4.6%)
     AMBAC, Inc.                                                                       14,800                      602
     Bear Stearns Co., Inc.                                                            28,620                    1,259
     Capital One Financial Corp.                                                       21,500                      984
     CMAC Investment Corp.                                                             23,300                    1,249
     Franklin Resources, Inc.                                                          43,750                    4,074
     Healthcare Financial Partners, Inc.                                                5,900                      182
     Lehman Brothers Holdings, Inc.                                                    17,000                      912
     Money Store (The), Inc.                                                           32,600                      929
     Group Total                                                                                                10,191

     Energy (11.9%)
     Apache Corp.                                                                      22,000                      943
*    BJ Services Co.                                                                   38,100                    2,829
     Columbia Gas System, Inc.                                                         17,500                    1,225
*    Cooper Cameron Corp.                                                              14,200                    1,020
     Diamond Offshore Drilling, Inc.                                                   32,600                    1,799
     El Paso Natural Gas Co.                                                            6,200                      375
*    EVI, Inc.                                                                         19,100                    1,222
*    Falcon Drilling Co., Inc.                                                         80,600                    2,846
*    Forcenergy, Inc.                                                                  15,200                      590
*    Global Industries Ltd.                                                             6,000                      239
*    Nabors Industries, Inc.                                                           28,100                    1,094
     National Fuel Gas Co.                                                             14,400                      634
     NICOR, Inc.                                                                       13,500                      506
     Noble Affiliates, Inc.                                                            13,400                      600
*    Noble Drilling Corp.                                                              24,100                      777
*    NS Group, Inc.                                                                    24,800                      803
     ONEOK, Inc.                                                                       14,647                      478
     Pacific Enterprises                                                                8,900                      301
     Sun Co., Inc.                                                                     12,100                      530
     Transocean Offshore, Inc.                                                         15,400                      738
*    Tuboscope Vetco International Corp.                                               26,700                      838
     Union Texas Petro Holdings, Inc.                                                  24,800                      583
*    United Meridian Corp.                                                             20,300                      746
*    Varco International, Inc.                                                         10,300                      500
*    Veritas DGC, Inc.                                                                 13,800                      587
     Vintage Petroleum, Inc.                                                           12,800                      630
*    Weatherford Enterra, Inc.                                                         38,800                    2,069
*    Western Atlas, Inc.                                                               11,100                      977
     Group Total                                                                                                26,479

                                                                                                               Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Food, Tobacco & Other (5.4%)
*    Consolidated Cigar Holdings, Inc.                                                 14,100                      576
*    CTB International Corp.                                                           32,100                      506
     Dean Foods Co.                                                                    18,600                      860
     Dimon, Inc.                                                                       68,400                    1,710
     Interstate Bakeries Corp.                                                         16,800                    1,152
     Lancaster Colony Corp.                                                             9,300                      494
     Schweitzer-Mauduit
     International, Inc.                                                               37,200                    1,581
     Tyson Foods, Inc., Class A                                                        25,200                      591
     Universal Corp.                                                                  124,400                    4,509
     Group Total                                                                                                11,979

     Health Care (7.6%)
*    Biogen, Inc.                                                                      17,000                      551
*    Coherent, Inc.                                                                     8,600                      476
*    Datascope Corp.                                                                   40,000                      880
*    Dura Pharmaceuticals, Inc.                                                        16,400                      715
*    FPA Medical Management, Inc.                                                      53,300                    1,832
*    Health Care and Retirement Corp.                                                  11,800                      439
*    Healthdyne Technologies, Inc.                                                    127,000                    2,365
     ICN Pharmaceuticals, Inc.                                                         14,000                      689
*    Marquette Medical Systems, Inc., Class A                                          30,100                      933
*    Personnel Group of America, Inc.                                                  19,300                      661
*    Rotech Medical Corp.                                                              19,500                      375
     Sullivan Dental Products, Inc.                                                    92,300                    2,365
*    Universal Health Services, Inc., Class B                                          25,600                    1,107
*    Watson Pharmaceuticals, Inc.                                                      10,400                      621
*    Wellpoint Health Networks, Inc.                                                   40,100                    2,323
     Xomed Surgical Products, Inc.                                                     20,000                      398
     Group Total                                                                                                16,730

     Heavy Industry/Transportation (16.4%)
*    AccuStaff, Inc.                                                                   87,600                    2,759
     Aeroquip-Vickers, Inc.                                                            30,400                    1,490
     Agco Corp.                                                                        12,400                      393
     Air Express International Corp.                                                  123,300                    4,500
     Airborne Freight Corp.                                                             9,800                      594
     Arnold Industries, Inc.                                                           54,600                    1,276
*    Aviation Sales Co.                                                                24,100                      729
*    Banner Associates, Inc.                                                           66,700                      684
     Case Corp.                                                                        16,900                    1,126
*    CDI Corp.                                                                         53,600                    2,023
*    Ceridian Corp.                                                                    18,000                      666
     CNF Transportation, Inc.                                                          42,100                    1,834
*    Coltec Industries, Inc.                                                           16,800                      363
     Crane Co.                                                                         12,950                      533
     Danka Business Systems plc ADR                                                    43,200                    1,922
     DONCASTERS plc ADR                                                                11,200                      336
     Expeditors International of Washington, Inc.                                      24,700                    1,034
*    Fiserv, Inc.                                                                      28,600                    1,255
*    Halter Marine Group, Inc.                                                         13,400                      648
*    Hirsch International Corp., Class A                                               14,800                      262
     Ingersoll Rand Co.                                                                 4,650                      200
*    Interim Services, Inc.                                                            35,800                    1,007
     Kaydon Corp.                                                                      13,700                      822

                                                                                                               Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

     Lockheed Martin Corp.                                                                  1                       --
     Miller (Herman), Inc.                                                             50,600                    2,707
     PACCAR, Inc.                                                                      17,400                      974
     Parker Hannifin Corp.                                                              3,600                      162
     Power-One, Inc.                                                                    7,500                      105
     Precision Castparts Corp.                                                         25,600                    1,664
*    SPS Technologies, Inc.                                                            20,800                      978
     Technitrol, Inc.                                                                  12,000                      478
     Trinity Industries, Inc.                                                          14,300                      690
     Triumph Group, Inc.                                                               19,000                      635
*    USA Waste Services, Inc.                                                          30,700                    1,224
     York International Corp.                                                           4,600                      206
     Group Total                                                                                                36,279

     Insurance (3.7%)
     Everest Reinsurance Holdings, Inc.                                                24,600                    1,009
     Hartford Life, Inc., Class A                                                      13,600                      523
     Mercury General Corp.                                                             15,500                    1,356
     Nationwide Financial Services, Inc., Class A                                      92,600                    2,581
     Old Republic International Corp.                                                   8,500                      332
     Reliance Group Holdings, Inc.                                                     33,800                      458
     Torchmark Corp.                                                                   20,800                      816
     Western National Corp.                                                            37,400                    1,073
     Group Total                                                                                                 8,148

     Real Estate Investment Trusts (0.9%)
     Kilroy Realty Corp.                                                               16,900                      456
     Security Capital Group, Inc., Class B                                             26,600                      914
     SL Green Realty Corp.                                                             20,500                      530
     Group Total                                                                                                 1,900

     Retail (9.4%)
     Arbor Drugs, Inc.                                                                 34,700                      807
     Applebee's International, Inc.                                                    43,500                    1,088
     Brylane, Inc.                                                                     12,600                      578
     Culp, Inc.                                                                        23,200                      481
     CVS Corp.                                                                         37,700                    2,144
*    Fred Meyer, Inc.                                                                   8,700                      463
     Hughes Supply, Inc.                                                               52,500                    1,585
*    Neiman Marcus Group (The), Inc.                                                   12,400                      397
*    Office Depot, Inc.                                                                65,600                    1,324
     Pier 1 Imports, Inc.                                                              53,250                      955
     ProSource, Inc.                                                                   54,800                      356
     Richfood Holdings, Inc.                                                           28,800                      747
     Ross Stores, Inc.                                                                 51,800                    1,768
     Russ Berrie & Co., Inc.                                                           37,600                    1,100
*    Shopko Stores, Inc.                                                               53,600                    1,394
*    Stage Stores, Inc.                                                                16,200                      699
     TJX Companies, Inc.                                                              108,000                    3,301
*    Tommy Hilfiger Corp.                                                              19,300                      964
     V.F. Corp.                                                                         6,200                      574
     Group Total                                                                                                20,725
     Technology (12.5%)
*    ADC Telecommunications, Inc.                                                      17,000                      553
*    Altera Corp.                                                                      23,200                    1,189
*    BMC Software, Inc.                                                                 7,000                      453
     Box Hill Systems Corp.                                                            10,700                      187

                                                                                                               Value
                                                                                      Shares                   (000)+
                                                                                      ------                   ------

*    Cadence Design Systems, Inc.                                                      21,300                    1,140
*    Computer Products, Inc.                                                           42,000                    1,250
*    Comverse Technology, Inc.                                                         33,100                    1,746
*    Credence Systems Corp.                                                            10,100                      492
     Elbit Systems Ltd.                                                                35,200                      484
*    Electro Scientific Industries, Inc.                                                6,000                      366
*    ESS Technology, Inc.                                                               8,500                      129
*    Gateway 2000, Inc.                                                                15,000                      472
*    HMT Technology Corp.                                                              78,700                    1,235
*    Inacom Corp.                                                                      32,100                    1,194
     Innovex, Inc.                                                                      3,800                      123
*    Intevac, Inc.                                                                     27,300                      386
*    KLA Tencor Corp.                                                                  14,900                    1,007
*    Microage, Inc.                                                                    44,300                    1,285
*    Quantum Corp.                                                                     18,900                      724
*    SCI Systems, Inc.                                                                 63,000                    3,122
*    Semitool, Inc.                                                                    18,700                      470
*    Solectron Corp.                                                                   27,400                    1,219
     Storage Technology Corp.                                                          20,100                      961
*    Symantec Corp.                                                                    90,800                    2,066
*    Tech Data Corp.                                                                   27,700                    1,274
*    Technology Modeling Association, Inc.                                             31,200                      478
     Tektronix, Inc.                                                                   11,100                      749
*    Teradyne, Inc.                                                                    32,500                    1,749
*    USCS International, Inc.                                                          13,800                      309
     Vishay Intertechnology, Inc.                                                      21,300                      563
*    Xilinx, Inc.                                                                       8,200                      415
     Group Total                                                                                                27,790

     Utilities (2.5%)
     Black Hills Corp.                                                                 25,200                      739
     IPALCO Enterprises, Inc.                                                          27,800                      952
     LG&E Energy Corp.                                                                 30,800                      683
     New Century Energies, Inc.                                                        21,400                      889
*    Nextel Communications, Inc., Class A                                              52,500                    1,516
     Pinnacle West Capital Corp.                                                       23,700                      797
     Group Total                                                                                                 5,576
     Total Common Stocks (Cost $172,425)                                                                       214,103
     UNIT TRUST (0.9%)
     S&P 400 Mid-Cap Depository Receipts (Cost $2,051)                                 32,100                    2,070

                                                                                       Face
                                                                                      Amount                     Value
                                                                                       (000)                    (000)+
                                                                                       -----                    ------

     CASH EQUIVALENT (2.6%)
     Repurchase Agreement (2.6%)
     Chase Securities, Inc. 5.90%, dated 9/30/97,
       due 10/1/97, to be repurchased at $5,793,
       collateralized by various U.S. Government
       Obligations, due 10/1/97-1/29/99, valued
       at $5,847 (Cost $5,792)                                                      $   5,792                    5,792
Total Investments (100.2%) (Cost $180,268)                                                                     221,965

Other Assets and Liabilities (-0.2%)
Dividends Receivable                                                                                               109
Interest Receivable                                                                                                  1
Receivable for Investments Sold                                                                                    785
Receivable for Fund Shares Sold                                                                                  1,556
Other Assets                                                                                                         3
Payable for Investments Purchased                                                                               (2,510)
Payable for Fund Shares Redeemed                                                                                    (1)
Payable for Administrative Fees                                                                                    (14)
Payable for Investment Advisory Fees                                                                              (337)
Payable for Trustees' Deferred Compensation Plan-Note F                                                             (2)
Other liabilities                                                                                                  (57)
                                                                                                                  (467)
NET ASSETS (100%)                                                                                             $221,498
INSTITUTIONAL CLASS

Net Assets
Applicable to 10,103,104 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                                                                               $ 220,260
NET ASSET VALUE PER SHARE                                                                                    $   21.80
INVESTMENT CLASS

Net Assets
Applicable to 56,951 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                                                                               $   1,238
NET ASSET VALUE PER SHARE                                                                                    $   21.75

Net Assets Consist of:
Paid In Capital                                                                                              $ 157,584
Undistributed Net Investment Income (Loss)                                                                         310
Undistributed Realized Net Gain (Loss)                                                                          21,907
Unrealized Appreciation (Depreciation) on Investment Securities                                                 41,697
Net Assets                                                                                                   $ 221,498

+        See Note A1 to Financial Statements.
*        Non-income producing security.
@        Value is less than $500.
ADR      American Depositary Receipt

Emerging Markets
Portfolio

Statement of Net Assets
Common Stocks (76.2%)

                                                                                                                Value
September 30, 1997                                                                    Shares                   (000)+
------------------                                                                    ------                   ------

     Argentina (3.2%)
     YPF SA ADR                                                                        19,500                     $719

     Brazil (7.4%)
     Light Participacoes SA                                                         2,500,000                      890
*    Multicanal Participacoes SA ADR                                                   48,900                      520
     Telebras SA                                                                    2,361,000                      273
     Group Total                                                                                                 1,683

     Hong Kong (1.8%)
*    China Southern Airlines Co., Ltd. ADR                                             13,600                      406

     India (13.0%)
     Bajaj Auto Ltd.                                                                   27,000                      412
     East India Hotels Ltd.                                                            24,000                      251
     Hindustan Lever Ltd.                                                               2,704                      100
     Indian Petrochemicals Corp., Ltd.                                                131,000                      413
     ITC Ltd.                                                                           5,633                       92
     Mahanagar Telephone Nigam Ltd.                                                   134,000                      953
     Reliance Industries Ltd.                                                          74,820                      746
     Group Total                                                                                                 2,967

     Indonesia (6.7%)
     Enseval PuTera Mega                                                              866,000                      142
     Gulf Indonesia Resources Ltd.                                                     12,900                      287
     Hanjaya Mandala Sampoerna (Foreign)                                              153,000                      316
     Lippo Securities                                                               1,650,000                      245
     Pabrik Kertas Tjiwi Kimia                                                        343,500                      191
     Sinar Mas Multiartha (Foreign)                                                   166,600                       44
     Unilever Indonesia (Foreign)                                                      29,000                      306
     Group Total                                                                                                 1,531

     Israel (7.3%)
     Bank Hapoalim Ltd.                                                               240,000                      557
     Elron Electronic Industries Ltd.                                                  10,000                      184
     First International Bank of Israel Ltd., Class 1                                   3,300                      439
     Supersol Ltd.                                                                    150,000                      488
     Group Total                                                                                                 1,668

     Korea (1.8%)
     LG International Corp.                                                            60,938                      419

     Mexico (21.1%)
     ALFA SA de C.V., Class A                                                         121,000                    1,138
     Cemex SA de C.V., Series B                                                       125,000                      749
     Coca-Cola Femsa SA ADR                                                            12,000                      697
     Grupo Mexico SA, Series B                                                        137,000                      554
*    Grupo Posadas SA, Series A                                                       969,000                      749
     Organizacion Soriana SA de C.V., Series B                                        232,000                      920
     Group Total                                                                                                 4,807

                                                                                                                 Value
                                                                                       Shares                   (000)+
                                                                                       ------                   ------

     Russia (2.3%)
*    Lukoil Holding ADR                                                                 5,300                      521

     Singapore (2.3%)
*    Creative Technology Ltd.                                                          20,900                      534

     Thailand (4.1%)
     Hana Microelectronics Public Co., Ltd. (Foreign)                                 105,000                      360
     Ruam Pattana Fund II (Foreign)                                                   830,600                      167
*    Sub-Thawee Fund                                                                  785,400                      407
     Group Total                                                                                                   934

     Turkey (3.5%)
     Yapi ve Kredi Bankasi AS                                                      32,397,000                      809

     United Kingdom (1.7%)
     Lonrho PLC                                                                       210,000                      392
     Total Common Stocks (Cost $15,931)                                                                         17,390
     PREFERRED STOCKS (11.8%)

     Brazil (11.8%)
     Banco Itau SA                                                                  1,391,000                      899
*    CESP                                                                          14,950,000                    1,267
     Telebras SA                                                                    2,119,700                      274
     Votorantim Celulose e Papel SA                                                 9,400,000                      262
     Total Preferred Stocks  (Cost $1,498)                                                                       2,702
     WARRANT (0.0%)

     Indonesia (0.0%)
*    Sinar Mas Multiartha (Foreign),
       expiring 11/28/01 (Cost $0)                                                     12,495                        1
     PURCHASED OPTIONS (4.7%)
     Korea (4.7%)
     Pohang Iron & Steel Co. Call Option,
       expiring 9/4/99, strike price $0.01                                              6,720                      413
     Shinhan Bank Call Option, expiring
       9/4/99, strike price $0.01                                                      21,450                      180
     SK Telecom Co., Ltd. Call Option,
       expiring 9/4/99, strike price $0.01                                              1,019                      479
     Total Purchased Options (Cost $1,603)                                                                       1,072
     FOREIGN CURRENCY (0.1%)

                                                                                        Face
                                                                                       Amount
                                                                                        (000)
                                                                                        -----

@    Hong Kong Dollar                                         HKD                           2                       --
     Indian Rupee                                             INR                         489                       13
     Indonesian Rupiah                                        IDR                       2,163                        1
     Israeli Shekel                                           ILS                           7                        2
     Singapore Dollar                                         SGD                           2                        1
     Total Foreign Currency (Cost $18)                                                                              17
     CASH EQUIVALENTS (8.4%)

                                                                                        Face
                                                                                       Amount
                                                                                        (000)
                                                                                        -----

     U.S. Treasury Security (0.8%)
++   U.S. Treasury Bill 11/20/97                                                         $170                 169
Repurchase Agreement (7.6%)
Chase Securities, Inc. 5.90%, dated
     9/30/97, due 10/1/97, to be repurchased
     at $1,738, collateralized by various
     U.S. Government Obligations,
     due 10/1/97-1/29/99, valued at $1,754                                              1,738               1,738
Total Cash Equivalents (Cost $1,907)                                                                        1,907
Total Investments (101.2%) (Cost $20,957)                                                                  23,089

                                                                                                           Value
                                                                                                           (000)+

Other Assets and Liabilities (-1.2%)
Foreign Currency Held as Collateral on Futures
     Contracts (Cost $60)                                                                                 $    60
Dividends Receivable                                                                                           30
Receivable for Withholding Tax Reclaim                                                                          1
Unrealized Gain on Futures Contracts                                                                           18
Other Assets                                                                                                    2
Payable for Investments Purchased                                                                            (252)
Payable for Investment Advisory Fees                                                                          (47)
Payable for Administrative Fees                                                                                (1)
Accrued Foreign Capital Gains Taxes                                                                           (38)
Payable for Trustees' Deferred Compensation
Plan-Note F                                                                                                    (1)
Other Liabilities                                                                                             (53)
                                                                                                             (281)
NET ASSETS (100%)                                                                                         $22,808
INSTITUTIONAL CLASS
Net Assets
Applicable to 1,838,162 outstanding
     shares of beneficial interest (unlimited
     authorization, no par value)                                                                         $22,808
NET ASSET VALUE PER SHARE                                                                                 $ 12.41

Net Assets Consist of:
Paid in Capital                                                                                           $17,829
Undistributed Net Investment Income (Loss)                                                                     91
Undistributed Realized Net Gain (Loss)                                                                      2,776
Unrealized Appreciation (Depreciation) on:
     Investment Securities (Net of Foreign Capital
       Gain Tax of $38)                                                                                     2,095
     Foreign Currency Transactions                                                                             (1)
     Futures                                                                                                   18
Net Assets                                                                                                $22,808

+        See Note A1 to Financial Statements.
*        Non-income producing security.
++ A portion of these securities was pledged to cover margin requirements for futures contracts.
@        Value is less than $500.
ADR      American Depositary Receipt

                                                         Statement of Net Assets

Fixed Income
Portfolio
Statement of Net Assets
Fixed Income Securities (97.9%)
(Unless otherwise noted)

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Adjustable Rate Mortgages  (9.5%)
 --Government National Mortgage
       Association Various Pools:
       6.00%, 7/20/27                                                     Agy                118,000            118,885
     November TBA
       6.00%, 11/20/27                                                    Agy                195,000            196,158
     Group Total                                                                                                315,043
     Agency Fixed Rate Mortgages (11.4%)
     Federal Home Loan
       Mortgage Corporation
       Conventional Pools:
           9.50%, 10/1/16                                                 Agy                  1,825              1,976
           10.00%, 11/1/20                                                Agy                 10,800             11,786
           10.50%, 4/1/11-10/1/20                                         Agy                  3,958              4,415
           11.00%, 9/1/15-9/1/20                                          Agy                  6,620              7,431
           11.25%, 10/1/11-12/1/15                                        Agy                  1,674              1,885
           11.50%, 1/1/11-12/1/15                                         Agy                    169                193
           11.75%, 4/1/19                                                 Agy                    175                199
           12.50%, 8/1/13                                                 Agy                     19                 22
           13.00%, 6/1/19                                                 Agy                     57                 65
           14.75%, 3/1/10                                                 Agy                     35                 41
       Gold Pools:
           7.00%, 9/1/23-6/1/25                                           Agy                 53,789             53,881
           7.50%, 2/1/27-6/1/27                                           Agy                  1,697              1,730
           9.50%, 10/1/17-1/1/21                                          Agy                  8,719              9,507
           10.00%, 10/1/20                                                Agy                  4,282              4,732
           10.50%, 8/1/19-4/1/21                                          Agy                  1,875              2,085
     Federal National
       Mortgage Association
       Conventional Pools:
           9.50%, 7/1/16                                                  Agy                  2,861              3,109
           10.00%, 10/1/07-4/1/27                                         Agy                 11,117             12,186
           10.50%, 6/1/10-11/1/20                                         Agy                  7,128              7,984
           10.75%, 2/1/11                                                 Agy                     45                 50
           11.00%, 1/1/16-11/1/20                                         Agy                  5,689              6,411
           11.50%, 11/1/15-2/1/20                                         Agy                  6,165              7,035
           12.00%, 4/1/15                                                 Agy                     55                 64
           12.50%, 5/1/12                                                 Agy                  1,126              1,313
     Government National Mortgage
       Association Various Pools:
           7.00%, 12/15/22-12/15/23                                       Agy                 95,712             96,047
           10.00%, 11/15/09-3/15/27                                       Agy                 57,669             63,908
           10.50%, 2/15/13-8/15/26                                        Agy                 21,996             24,748
           11.00%, 12/15/09-5/15/26                                       Agy                 44,689             51,052
           11.50%, 7/20/15-9/20/19                                        Agy                    520                580
           12.00%, 4/15/12-3/15/16                                        Agy                  1,530              1,775
     Group Total                                                                                                376,210

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Asset Backed Corporates (5.3%)
     Advanta Mortgage Loan Trust,
       Series 97-3 A2
           6.61%, 4/25/12                                                 AAA                 13,000             13,022
     Arcadia Auto,
       Series 97-C A4
           6.375%, 1/15/03                                                AAA                 15,280             15,341
    ^Aegis Auto Receivables Trust,
        Series 95-1 A
           8.60%, 3/20/02                                                 N/R                     43                 43
   ##Airplanes Pass Through Trust,
       Series 1 B
           6.756%, 3/15/19                                                A                    5,816              5,830
     ALPS,
       Series:
           94-1 A4 CMO
             7.80%, 9/15/04                                               AA                   5,900              6,039
           94-1 C2 CMO
             9.35%, 9/15/04                                               BBB                  4,975              5,116
     CIT Group Home Equity Loan Trust,
       Series 97-1 A3
           6.25%, 9/15/01                                                 AAA                  9,625              9,629
     Commercial Financial Services, Inc.,
       Series 97-5 A1
           7.72%, 6/15/05                                                 A                    8,225              8,221
    ^Federal Mortgage
       Acceptance Corp.,
       Loan Receivables Trust,
       Series 96-B A1
           7.629%, 11/1/18                                                A                    5,422              5,530
     First Plus Home Loan Trust, Series:
       97-3 A2
           6.48%, 9/10/08                                                 AAA                  9,590              9,612
       97-3 A3
           6.57%, 10/10/10                                                AAA                  8,860              8,895
     Honda Auto Receivables Grantor Trust,
       Series 97-A A
           5.85%, 2/15/03                                                 AAA                 28,307             28,283
    ^Long Beach Auto,
       Series 97-2 A
           6.69%, 9/25/04                                                 AAA                 12,076             12,078
    ^NAL Auto Trust,
       Series:
           96-4 A
           6.90%, 12/15/00                                                N/R                  3,968              3,943
           97-2 A
           7.75%, 9/15/02                                                 N/R                  9,086              9,095
    ^National Car Rental Financing Ltd.,
       Series 96-1 A4
           7.35%, 10/20/03                                                N/R                  8,025              8,223

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Old Stone Credit Corp,
       Series 92-3 B1
           6.35%, 9/25/07                                                 AAA                     10                 10
     Security Pacific
       Home Equity Trust,
       Series 91-AB
           10.50%, 3/10/06                                                A+                   3,073              3,075
    ^Team Fleet Financing Corp.,
       Series 96-1A
           6.65%, 12/15/02                                                A-                   4,800              4,805
     WFS Financial Owner Trust,
       Series 97-C A3
           6.01%, 3/20/02                                                 AAA                 17,350             17,331
     Group Total                                                                                                174,121
     Asset Backed Mortgages (1.1%)
     Advanta Mortgage
       Loan Trust,
       Series 96-2 A5
           8.08%, 6/25/27                                                 AAA                  8,940              9,297
     Champion Home Equity
       Loan Trust,
       Series 96-2 A4
           8.00%, 9/25/28                                                 AAA                  6,800              7,091
     Cityscape Home Equity
       Loan Trust,
       Series:
       96-3 YMA
           10/25/26                                                       N/R                165,603                223
       96-3 A IO
           1.00%, 10/25/26                                                N/R                140,679              3,487
     Contimortgage Home Equity Loan Trust,
       Series:
       96-4 A11 IO
           1.10%, 1/15/28                                                 AAA                139,666              3,670
       96-4 A12 IO
           1.05%, 1/15/28                                                 AAA                 45,114              1,186
   ss. 96-4 A12 YMA
           1/15/28
           (acquired 12/16/96, cost $83)                                  AAA                 56,415                 83
      ^96-4 A12 YMA
           1/15/28                                                        AAA                169,152                252
       97-1 A10 YMA
           3/15/28                                                        N/R                168,379                235
       97-1 A10 I IO
           1.10%, 3/15/28                                                 AAA                164,485              4,503
     IMC Home Equity
       Loan Trust,
       Series 96-3 A7
           8.05%, 8/25/26                                                 AAA                  6,717              6,998
Group Total                                                                                                      37,025

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Collateralized Mortgage Obligations-
       Agency Collateral Series (2.6%)
     Federal Home Loan Mortgage Corporation,
       Series:
       1415 S Inv Fl IO CMO
           18.813%, 11/15/07                                              Agy                  3,111              1,434
       1476 S Inv Fl IO
           REMIC PAC
           4.363%, 2/15/08                                                Agy                 29,318              3,419
       1485 S Inv Fl IO
           REMIC
           3.913%, 3/15/08                                                Agy                 28,037              2,487
       1600 SA Inv Fl IO
           REMIC
           2.313%, 10/15/08                                               Agy                 59,012              3,263
       1709 H PO REMIC
           1/15/24                                                        Agy                    801                409
       1750 C PD PO REMIC
           3/15/24                                                        Agy                  1,206                856
       1813 K PO
           2/15/24                                                        Agy                    795                547
       1844 PC PO
           3/15/24                                                        Agy                  1,460                922
       1887 I PO
           10/15/22                                                       Agy                    860                577
       1950 Inv Fl IO
           2.313%, 10/15/22                                               Agy                  1,550                142
       90-129 H PAC
           8.85%, 3/15/21                                                 Agy                     80                 87
       90-1007 F Inv Fl
           21.795%, 1/15/20                                               Agy                      1                  1
       92-1398 I Inv Fl REMIC
           10.304%, 10/15/07                                              Agy                  2,471              2,786
       93-149 O PO REMIC
           8/25/23                                                        Agy                  1,733              1,100
     Federal National Mortgage Association,
       Series:
       90-118 S Inv Fl CMO
           28.975%, 9/25/20                                               Agy                  1,348              2,099
       92-186 S Inv Fl IO CMO
           3.363%, 10/25/07                                               Agy                 55,194              4,741
       93-205 G PO REMIC
           9/25/23                                                        Agy                  4,363              2,812
       93-235 H PO REMIC
           9/25/23                                                        Agy                  1,744              1,364
       96-11 V PO REMIC
           9/25/23                                                        Agy                 12,280              8,278
       96-14 PC PO REMIC
           12/25/23                                                       Agy                  1,385                797
       96-37 H PO REMIC
           8/25/23                                                        Agy                  8,563              6,365

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

       96-46 PB PO REMIC
           9/25/23                                                        Agy                  1,425                954
       96-54 N PO REMIC
           7/25/23                                                        Agy                  1,025                766
       96-54 O PO REMIC
           11/25/23                                                       Agy                  1,145                713
       96-68 SC Inv Fl IO
           REMIC
           2.475%, 1/25/24                                                Agy                 11,695              1,419
       97-7 AE PO REMIC
           2/15/23                                                        Agy                  4,943              3,566
       97-30 Inv Fl IO REMIC
           2.281%, 7/25/22                                                Agy                    465                 43
       282 1 PO
           5/15/24                                                        Agy                 27,242             18,669
       287 1 PO
           12/17/07                                                       Agy                 19,282             12,618
       G92-53 S Inv Fl IO
           REMIC
           32.625%, 9/25/22                                               Agy                  2,561              2,123
     Government National Mortgage
       Association, Series:
       96-12 S Inv Fl IO
           2.813%, 6/16/26                                                Agy                  2,091                145
       96-13 S Inv Fl IO
           3.65%, 7/16/11                                                 Agy                    819                 71
       96-17 S Inv Fl IO REMIC
           2.863%, 8/16/26                                                Agy                  1,019                 73
     Kidder Peabody Mortgage Assets
       Trust, Series:
       87-B IO
           9.50%, 4/22/18                                                 AAA                     86                 26
       87-B PO
           4/22/18                                                        AAA                     86                 64
     Morgan Stanley
       Mortgage Trust,
       Series 88-28 8 PAC
           9.40%, 10/1/18                                                 AAA                     75                 78
     Group Total                                                                                                 85,814
     Collateralized Mortgage Obligations-
       Non-Agency Collateral Series (6.1%)
     American Housing Trust, Series V 1G
           9.125%, 4/25/21                                                AAA                  6,566              6,974
     Capstead Mortgage Corp.
           7.25%, 9/15/27                                                 AAA                 12,275             12,270
     Citicorp Mortgage Securities, Inc.,
       Series 93-9 A1
           7.00%, 3/25/20                                                 AAA                     55                 56

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     CMC Securities Corp. IV,
       Series 94-G A4
           7.00%, 9/25/24                                                 AAA                  5,937              5,673
     Countrywide Funding Corp.,
       Series 94-12 A10
           7.00%, 5/25/24                                                 AAA                    510                492
     DLJ Mortgage
       Acceptance Corp.,
       Series:
       97-CF1 A1B
           7.60%, 5/15/30                                                 AAA                 11,650             12,349
      ^97-CF1 S IO
           1.097%, 5/15/30                                                AAA                 74,739              4,971
       97-CF2 A1B
           6.82%, 10/15/30                                                AAA                 19,725             19,860
  ss.First Boston Mortgage Corp.,
      Series 92-4 B1
           8.125%, 10/25/22 (acquired
           1/25/93-12/9/93, cost $3,945)                                  A                    4,157              4,242
     GE Capital Mortgage Services, Inc.,
       Series 94-24 A4
           7.00%, 7/25/24                                                 AAA                  8,138              7,798
     J. P. Morgan Commercial Mortgage
       Finance Corp., Series 97-C5 A2
           7.069%, 9/15/29                                                AAA                 14,750             15,071
ss.##Kidder Peabody
       Funding Corp.,
       Series 92-4 B2
           8.467%, 5/28/22 (acquired 8/5/92-
           8/29/97, cost $3,770)                                          N/R                  3,758              3,755
     Mid-State Trust II, Series 88-2 A4
           9.625%, 4/1/03                                                 AAA                  2,715              2,949
     PNC Mortgage
       Securities Corp.,
       Series 96-1 B1
           7.50%, 6/25/26                                                 AA                     138                140
     Prudential Home Mortgage Securities
       Co., Inc., Series:
      ss.90-5 A3
           9.50%, 5/25/05 (acquired 4/19/90-
           11/30/94, cost $806)                                           AAA                    847                847
      +92-33 B1
           7.50%, 11/15/22                                                Aa3                    120                116
     ^+92-A 2B4
           7.90%, 4/28/22                                                 A1                  11,188             10,950
   ss.+93-17 B1
           6.50%, 3/1/23 (acquired 4/14/93-
           10/13/94, cost $6,316)                                         A2                   6,604              6,507
     ^#94-A 3B5
           6.802%, 4/28/24                                                N/R                 11,307             10,915
      ^94-A 3B3
           6.803%, 4/28/24                                                N/R                    410                397

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Residential Accredit
       Loans, Inc., Series:
       97-Q52 A8
           7.75%, 3/25/27                                                 AAA                  5,540              5,708
      +97-QS1 A11
           7.50%, 2/25/27                                                 Aaa                 10,466             10,594
       97-QS3
           7.75%, 4/25/27                                                 AAA                 11,980             12,327
       97-QS4 A7
           7.75%, 5/25/27                                                 AAA                 13,000             13,399
     Residential Funding Mortgage
       Securities Co., Inc., Series:
       92-S15 A5
           8.00%, 5/25/07                                                 AAA                     14                 13
       93-MZ3 A2
           6.97%, 8/28/23                                                 N/R                  7,821              7,616
       94-S1 A19
           6.75%, 1/25/24                                                 AAA                 11,625             11,313
     Rural Housing Trust, Series 87-1M
           3.33%, 4/1/26                                                  A-                   5,439              5,184
     Ryland Mortgage Securities Corp.,
       Series:
      +93-4 A9
           7.50%, 8/25/24                                                 Aaa                    400                401
       94-7B 4A2
           7.50%, 8/25/25                                                 AAA                  7,500              7,520
     Saxon Mortgage Securities Corp.,
       Series 93-8A A6
           7.375%, 9/25/23                                                AAA                    235                233
     Group Total                                                                                                200,640
     Commercial Mortgages (8.2%)
    +American Southwest Financial
       Securities Corp.,
       Series 95-C1 A1B
           7.40%, 11/17/04                                                Aaa                  8,075              8,349
     Asset Securitization Corp.,
       Series:
       95-MD4 A1
           7.10%, 8/13/29                                                 AAA                 39,417             40,560
     ^+96-D3 A1C
           7.40%, 10/13/26                                                Aaa                  8,060              8,470
       96-MD6 A1C
           7.04%, 11/13/26                                                AAA                  8,210              8,438
     Beverly Finance Corp.
           8.36%, 7/15/04                                                 AA-                    125                135
    ^Carousel Center
       Finance, Inc.,
       Series 1 A1
           6.828%, 11/15/07                                               AA                   6,200              6,244




                                                                         ++Ratings          Face
                                                                         (Standard         Amount              Value
     September 30, 1997                                                  & Poor's)          (000)              (000)+
                                                                       ------------       ---------           ---------
     CBM Funding Corp., Series 96-1 A3PI
           7.08%, 2/1/13                                                  AA                   7,520              7,752
    ^Creekwood Capital Corp., Series 95-1A
           8.47%, 3/16/15                                                 AA                   5,612              6,249
    ^Crystal Run Properties,
       Series A
           7.393%, 8/15/11                                                AA                   8,500              8,878
     CS First Boston Mortgage Securities
       Corp., Series 97-C1 A1C
           7.24%, 6/20/29                                                 AAA                 15,010             15,568
     DLJ Mortgage
       Acceptance Corp.,
       Series:
      ^95-CF2 A3
           7.05%, 12/17/27                                                A                    3,300              3,329
       95-CF2 S2 IO
           1.645%, 12/17/27                                               BBB                 48,300              4,389
      ^96-CF1 A1B
           7.58%, 3/13/28                                                 AAA                  5,350              5,639
      ^96-CF2 A1B
           7.29%, 11/12/21                                                AAA                  2,320              2,404
  +##96-CF2 S IO
           1.643%, 11/12/21                                               N/R                 38,197              3,387
  +##GMAC Commercial Mortgage
       Securities, Inc.,
       Series 96-C1 X2 IO
           1.96%, 3/15/21                                                 Aaa                 35,229              3,289
    +GS Mortgage Securities Corp.,
       Series:
       97-GL A2D
           6.94%, 7/13/30                                                 Aaa                 15,545             15,876
       97-GL X2 IO
           1.07%, 7/13/30                                                 Aaa                 37,474              2,013
    ^Lakeside Finance Corp.
           6.47%, 12/15/00                                                AA                     145                145
    ^Lakewood Mall Finance Co.,
       Series 95-C1 A
           7.00%, 8/13/10                                                 AA                   7,000              7,133
    +LB Commercial Conduit Mortgage Trust,
       Series 96-C2 A
           7.416%, 10/25/26                                               Aaa                  9,936             10,328
     Merrill Lynch Mortgage Investors, Inc.,
       Series:
       96-C1 A3
           7.42%, 4/25/28                                                 AAA                 11,500             12,001
       96-C2 A2
           6.82%, 11/21/28                                                AAA                  3,855              3,903
       96-C2 IO
           1.529%, 11/21/28                                               N/R                 40,132              3,603
       97-C1 A3
           7.12%, 6/18/29                                                 AAA                 13,000             13,382

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

    +Midland Realty
       Acceptance Corp.,
       Series 96-C2 A2
           7.233%, 1/25/27                                                Aaa                  6,855              7,093
     Mortgage Capital Funding, Inc.,
       Series:
       95-MC1 A1B
           7.60%, 5/25/27                                                 AAA                 10,750             11,094
      +97-MC1 A3
           7.288%, 7/20/27                                                Aaa                 14,250             14,818
     Nomura Asset
       Securities Corp.,
       Series:
       94-MD1 A1B
           7.526%, 3/15/18                                                N/R                    280                288
       94-MD1 A2
           7.664%, 3/15/18                                                N/R                     65                 68
       94-MD1 A3
           8.026%, 3/15/18                                                N/R                  4,349              4,680
    ^Park Avenue Finance Corp.,
       Series 97-C1 A1
           7.58%, 5/12/07                                                 N/R                 11,907             12,516
     Prime Property Funding, Series 1 A
           6.633%, 7/23/03                                                AA                   4,834              4,835
    +Salomon Brothers Mortgage Securities,
       Series 97-TZH A2
           7.174%, 3/24/22                                                Aa2                  8,000              8,227
     Sawgrass Financial,
       Series 93-A1
           6.45%, 1/20/06                                                 AAA                    155                155
   ##Structured Asset
       Securities Corp.,
       Series:
       96-CFL X1A IO
           1.483%, 2/25/28                                                N/R                 63,256              1,680
       96-CFL X1 IO
           1.335%, 2/25/28                                                N/R                 64,538              3,345
       96-CFL X2 IO
           1.249%, 2/25/28                                                N/R                 15,835                475
     Group Total                                                                                                270,738
     Energy (0.4%)
    ^Excel Paralubes Funding
           7.43%, 11/1/15                                                 A-                   7,125              7,218
     Mobile Energy Services
           8.665%, 1/1/17                                                 BBB-                 7,021              7,475
     Group Total                                                                                                 14,693

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Finance (12.1%)
  ^Anthem Insurance Cos., Inc.,
       Series A
           9.00%, 4/1/27                                                  BBB+                17,085             18,415
  ^BankAmerica Institutional,
       Series A
           8.07%, 12/31/26                                                A-                  18,525             19,051
  ^BT Institutional Capital Trust,
       Series A
           8.09%, 12/1/26                                                 BBB+                16,725             16,929
  ^Corestates Capital Corp.
           8.00%, 12/15/26                                                A-                  14,950             15,272
  ^Equitable Life Assurance Society of
       the U.S., Series 1 A
           6.95%, 12/1/05                                                 A                   15,162             15,273
  ^Farmers Insurance Exchange
           8.625%, 5/1/24                                                 BBB+                15,620             16,633
  ^First Chicago NBD Corp., Series A
           7.95%, 12/1/26                                                 A-                  20,100             20,302
   First Union Institutional Capital,
       Series I
           8.04%, 12/1/26                                                 BBB+                23,710             24,302
  ^Florida Property & Casualty
           7.375%, 7/1/03                                                 A-                   8,700              8,981
  ^Florida Windstorm
           6.70%, 8/25/04                                                 A-                  19,575             19,513
 ^+Home Ownership Funding Corp.,
           13.331% (Preferred Stock)                                      Aaa                     (1)63,625      61,744
  ^John Hancock Surplus Note
           7.375%, 2/15/24                                                AA-                 18,260             18,247
  ^Metropolitan Life
       Insurance Co.
           7.45%, 11/1/23                                                 AA                  12,200             11,871
  ^Nationwide Mutual Life Insurance Co.
           7.50%, 2/15/24                                                 A+                  13,160             12,950
   NB Capital Trust
           8.25%, 4/15/27                                                 A-                  13,975             14,730
  ^New York Life Insurance Co.
           7.50%, 12/15/23                                                AA                   6,105              6,042
   PNC Institutional Capital, Series A
           7.95%, 12/15/26                                                BBB+                17,675             17,752
  ^Prime Property Funding
           6.80%, 8/15/02                                                 A                    6,485              6,520
           7.00%, 8/15/04                                                 A                    6,720              6,790
  ^State Street Institutional Capital,
       Series:
      ^A
           7.94%, 12/30/26                                                A                    9,800              9,989
      ^B
           8.035%, 3/15/27                                                A                    6,575              6,759

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Washington Mutual Capital
           8.375%, 6/1/27                                                 BBB-                 4,775              5,010
     Wells Fargo Capital,
       Series:
      ^A
           8.125%, 12/1/26                                                BBB                 16,875             17,361
       B
           7.95%, 12/1/26                                                 BBB+                 1,900              1,915
    ^World Financial Properties,
       Series:
       96 WFP-B
           6.91%, 9/1/13                                                  AA-                 10,369             10,480
       96 WFP-D
           6.95%, 9/1/13                                                  AA-                 16,625             16,833
     Group Total                                                                                                399,664
     Foreign Governments (0.9%)
     Government of Germany
           7.375%, 1/3/05                                                 AAA              DEM45,775             29,100
     Industrials (3.5%)
   ##Blue Bell Funding
           11.85%, 5/1/99                                                 BB-                  4,542              4,655
     DR Securitized Lease Trust,
       Series:
       93-K1 A1
           6.66%, 8/15/10                                                 BB-                  9,247              8,426
       93-K1 A2
           7.43%, 8/15/18                                                 BB-                    260                226
       94-K1 A1
           7.60%, 8/15/07                                                 BB-                  7,075              6,882
     DR Structured Finance,
       Series 94-K2
           9.35%, 8/15/19                                                 BB-                  3,795              3,845
    ^Entertainment Properties,
           14.253%
           (Preferred Stock)                                              BBB-             (1)10,200              9,811
    ^HMH Properties, Inc.
           8.875%, 7/15/07                                                BB-                  3,450              3,540
     Kmart Corp.
           7.75%, 10/1/12                                                 B+                     160                150
     Kmart Funding Corp.,
       Series F
           8.80%, 7/1/10                                                  BB-                  3,500              3,572
     News America Holdings
           8.875%, 4/26/23                                                BBB                 12,030             13,309
           7.75%, 1/20/24                                                 BBB                  2,425              2,392
    ^Oxymar
           7.50%, 2/15/16                                                 BBB                  5,520              5,516
     Paramount
       Communications, Inc.
           8.25%, 8/1/22                                                  BB+                 23,577             23,278

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Philip Morris Cos., Inc.
           6.375%, 2/1/06                                                 A                      170                164
     Rhone-Poulenc Rorer, Inc.,
       Series 92-A 3
           8.62%, 1/5/21                                                  BBB+                 7,950              8,698
     Scotia Pacific Holding Co.
           7.95%, 7/20/15                                                 BBB                  6,940              7,258
     Southland Corp.
           5.00%, 12/15/03                                                BB+                 11,148              9,615
     Tier One Properties,
           11.095%
           (Preferred Stock)                                              A                 (1)4,650              4,556
     Group Total                                                                                                115,893
     Non-Agency Fixed Rate Mortgages (0.0%)
  ss.Household Bank,
       Series 85-1
           7.94%, 5/1/02 (acquired 6/22/94,
           cost $259)                                                     N/R                    274                275
ss.##Magnolia Federal Bank, Series 84-2
           9.111%, 10/1/07 (acquired 5/1/87,
           cost $793)                                                     N/R                    843                865
     Group Total                                                                                                  1,140
     Rated Non-Agency Fixed Rate Mortgages
       (0.3%)
     Bank of America,
       Series A
           8.375%, 5/1/07                                                 AAA                     17                 17
    ^DLJ Mortgage
       Acceptance Corp.,
       Series 93-MF7 A1
           7.40%, 6/18/03                                                 AAA                    112                115
   ##Resolution Trust Corp.,
       Series 92-5 C
           8.618%, 1/25/26                                                AA                   4,479              4,518
     Ryland Acceptance Corp. IV,
       Series 79-A
           6.65%, 7/1/11                                                  AA                   4,712              4,539
    +Town & Country
       Funding Corp.,
       Series A
           5.85%, 8/15/98                                                 Aa2                    550                549
     Group Total                                                                                                  9,738
     Stripped Mortgage Backed Securities-
       Agency Collateral Series (1.2%)
     Federal National Mortgage Association,
       Series:
       249 1 PO
           10/25/23                                                       Agy                 39,071             25,818
       254 1 PO
           1/1/24                                                         Agy                  4,735              3,392

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

       260 1 PO
            4/1/24                                                        Agy                  6,307              4,481
       93-146 G PO REMIC
           5/25/23                                                        Agy                  5,411              3,546
       93-243 C PO REMIC
           11/25/23                                                       Agy                  1,192                920
       93-M2 B IO REMIC
           2.575%, 11/25/23                                               Agy                    250                 14
       96-27 A PO REMIC
           10/25/23                                                       Agy                    155                 68
     First Boston Mortgage Securities
       Corp.,
       Series 87-B2 IO
           8.985%, 4/25/17                                                AAA                     67                 19
     Group Total                                                                                                 38,258
     Telephones (1.2%)
     Rogers Cablesystems Ltd.
           10.00%, 3/15/05                                                BB+                  7,615              8,348
     Tele-Communications, Inc.
           9.25%, 1/15/23                                                 BBB-                16,515             17,773
           8.75%, 2/15/23                                                 BBB-                 3,160              3,268
    #Teleport Communications Group, Inc.
           0.00%, 7/1/07                                                  B                   12,270              9,601
     Group Total                                                                                                 38,990
     Transportation (0.3%)
    ^Jet Equipment Trust,
       Series:
       95-A A11
           10.00%, 6/15/12                                                A+                     275                341
       95-5A C
           10.69%, 11/1/13                                                BBB                  8,320             10,530
     Group Total                                                                                                 10,871
     U.S. Treasury Securities (28.4%)
     U.S. Treasury Bond
           8.75%, 8/15/20                                                 Tsy                139,435            176,777
     U.S. Treasury Notes
           6.25%, 5/31/99                                                 Tsy                239,800            241,524
           6.75%, 6/30/99                                                 Tsy                136,800            138,937
           6.875%, 7/31/99                                                Tsy                 15,000             15,267
       ++7.125%, 9/30/99                                                  Tsy                223,000            228,434
           3.375%, 1/15/07 (Inflation Indexed)                            Tsy                108,694            106,621
     U.S. Treasury Strips, PO
           11/15/18                                                       Tsy                125,000             31,584
           2/15/19                                                        Tsy                  5,000              1,243
     Group Total                                                                                                940,387

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Utilities (0.2%)
    ^Edison Mission Energy Funding Corp.,
       Series B
           7.33%, 9/15/08                                                 BBB                  7,125              7,328
     Yankee (5.2%)
    ^Alcoa Aluminio SA, Series 96-1
           7.50%, 12/16/08                                                BBB                 18,400             18,776
     AST Research, Inc.
           7.45%, 10/1/02                                                 A-                  12,500             12,449
    ^Hyundai Semiconductor
       America
           8.625%, 5/15/07                                                BBB-                10,100             10,307
    ^Israel Electric Corp., Ltd.
           7.25%, 12/15/06                                                A-                   7,925              8,030
     Korea Development Bank
           7.375%, 9/17/04                                                AA-                 11,360             11,451
     National Power Corp.
           7.875%, 12/15/06                                               BB+                 11,080             10,807
           8.40%, 12/15/16                                                BB+                  7,525              7,220
    ^Paiton Energy Funding
           9.34%, 2/15/14                                                 BBB-                 9,395             10,304
    ^Petroliam Nasional Bhd.
           7.125%, 10/18/06                                               A+                  11,850             11,745
    ^Petrozuata Finance, Inc.
           8.22%, 4/1/17                                                  BBB                 16,420             17,341
    ^Ras Laffan Liquefied Natural Gas Co.
           8.294%, 3/15/14                                                BBB+                18,340             19,917
   ##Republic of Argentina
           5.00%, 3/31/23                                                 BB                  16,320             12,322
     Republic of Argentina Par, Series L,
       'Euro'
           5.50%, 3/31/23                                                 BB                   4,160              3,141
     Republic of Colombia
           8.70%, 2/15/16                                                 BBB-                 8,855              9,025
     United Mexican States,
       Series A
           6.25%, 12/31/19                                                BB                  10,975              9,096
     Group Total                                                                                                171,931
     Total Fixed Income Securities (Cost $3,179,704)                                       3,237,584
     RIGHTS (0.0%)
                                                                                              Shares
                                                                                              ------

    @United Mexican States Recovery Rights,
       expiring 6/30/03 (Cost $0)                                         (1)             25,575,000                 --

STRUCTURED INVESTMENT (0.1%)-See Note A7

                                                                                                Face
                                                                                              Amount
                                                                                               (000)
                                                                                               -----

     Morgan Guaranty Trust Company, 11/20/05;
       monthly payments equal to 1% per annum
       of the outstanding notional balance,
       indexed to GNMA ARM pools (Cost $6,212)                            N/R               $156,321              4,513

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     INTEREST RATE CAPS (0.1%)-See Note A6
     Bankers Trust Co., Inc.,
       terminating 10/15/99, to receive on
       10/15/99 the excess, as measured on
       10/15/98, of 12 month LIBOR over
       6.34% multiplied by the notional amount.                           N/R                  2,800                 $8
     J.P. Morgan and Co., Inc., terminating
       10/15/99, to receive on 10/15/99 the
       excess, as measured on 10/15/98, of 12
       month LIBOR over 6.34% multiplied by
       the notional amount.                                               N/R                778,400              2,355
     Group Total (Premium Paid $3,301)                                                                            2,363
     CASH EQUIVALENTS (23.2%)
     Short-term Investments
       Held as Collateral for
       Loaned Securities (16.5%)                                                             544,483            544,483
     Commercial Paper (3.8%)
     American Express Credit Corp.
           5.50%, 10/17/97                                                                    30,000             29,927
     Atlantic Asset Securitization Corp.
           5.57%, 10/16/97                                                                    20,000             19,954
     Delaware Funding Corp.
           5.50%, 10/14/97                                                                    50,000             49,900
     John Deere Capital Corp.
           5.53%, 10/7/97                                                                     25,000             24,977
     Group Total                                                                                                124,758
     Agency Floating Rate Mortgage (0.0%)
   ##Federal Home Loan Mortgage Corporation
       2/15/24                                                                                   135                135
     Discount Note (0.7%)
     Federal National Mortgage Association
       10/30/97                                                                               25,000             24,890
     U.S. Treasury Security (0.0%)
     U.S. Treasury Bill
           11/13/97                                                                              235                234

                                                                                              Face
                                                                                             Amount              Value
                                                                                              (000)             (000)+
                                                                                              -----             ------

     Repurchase Agreement (2.2%)
     Chase Securities, Inc. 5.90% dated
       9/30/97, due 10/1/97, to be repurchased
       at $71,792, collateralized by various
       U.S. Government Obligations, due 10/1/97-
       1/29/99, valued at $72,456                                                             71,780             71,780
     Total Cash Equivalents (Cost $766,280)                                                                     766,280
     Total Investments (121.3%) (Cost $3,955,497)                                                             4,010,740

     Other Assets and Liabilities (-21.3%)
     Cash                                                                                                              1
     Dividends Receivable                                                                                          2,973
     Interest Receivable                                                                                          35,743
     Receivable for Investments Sold                                                                              41,860
     Receivable for Fund Shares Sold                                                                              16,011
     Unrealized Gain on Swap Agreements                                                                               54
     Receivable for Daily Variation on Futures Contracts                                                             170
     Other Assets                                                                                                     67
     Payable for Investments Purchased                                                                          (251,715)
     Payable for Fund Shares Redeemed                                                                               (797)
     Payable for Investment Advisory Fees                                                                         (2,920)
     Payable for Administrative Fees                                                                                (212)
     Payable for Shareholder Servicing Fees-Investment Class                                                          (1)
     Payable for Distribution Fees-Adviser Class                                                                     (14)
     Payable for Trustees' Deferred Compensation Plan-Note F                                                         (57)
     Unrealized Loss on Forward Foreign Currency Contracts                                                          (454)
     Collateral on Securities Loaned, at Value                                                                  (544,483)
     Other Liabilities                                                                                              (769)
                                                                                                                (704,543)
     NET ASSETS (100%)                                                                                        $3,306,197
     INSTITUTIONAL CLASS
     Net Assets
     Applicable to 263,471,478 outstanding shares of beneficial
       interest (unlimited authorization, no par value)                                                       $3,219,987
     NET ASSET VALUE PER SHARE                                                                                    $12.22
     INVESTMENT CLASS
     Net Assets
     Applicable to 779,333 outstanding shares of beneficial
       interest (unlimited authorization, no par value)                                                           $9,527
     NET ASSET VALUE PER SHARE                                                                                    $12.22

                                                                                                               Value
                                                                                                              (000)+
                                                                                                              ------

     ADVISER CLASS
     Net Assets
     Applicable to 6,275,192 outstanding shares of beneficial
       interest (unlimited authorization, no par value)                                                       $   76,683
     NET ASSET VALUE PER SHARE                                                                                $    12.22
     Net Assets Consist of:
     Paid in Capital                                                                                          $3,155,536
     Undistributed Net Investment Income (Loss)                                                                   57,872
     Undistributed Realized Net Gain (Loss)                                                                       40,102
     Unrealized Appreciation (Depreciation) on:
       Investment Securities                                                                                      55,243
     Foreign Currency Transactions                                                                                  (534)
     Futures and Swaps                                                                                            (2,022)
     Net Assets                                                                                               $3,306,197

ss. Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $16,574 or 0.5% of net assets.

+                 See Note A1 to Financial Statements.

++                Ratings are unaudited.

^                 144A security. Certain conditions for public sale may exist.

++ A portion of these securities was pledged to cover margin requirements for futures contracts.

+ Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.

#                 Step Bond-Coupon rate increases in increments to maturity.
                  Rate disclosed is as of September 30, 1997. Maturity date disclosed is the ultimate maturity.

## Variable or floating rate security-rate disclosed is as of September 30, 1997.

(1)               Amount represents shares held by the Portfolio.

@                 Value is less than $500.

Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 1997.

CMO               Collateralized Mortgage Obligation

DEM               German Mark

IO                Interest Only

N/R Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch.

PAC               Planned Amortization Class

PO                Principal Only

REMIC             Real Estate Mortgage Investment Conduit

TBA Security is subject to delayed delivery. See Note A8 to Financial Statements.

YMA               Yield Maintenance Agreement

Statement of Net Assets

Domestic Fixed
Income Portfolio

Statement of Net Assets
Fixed Income Securities (96.9%)

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Adjustable Rate Mortgages (10.5%)
   ##Government National Mortgage Association
       Various Pools:
           6.00%, 8/20/27-9/20/27                                         Agy                 $7,900             $7,959
       November TBA
           6.00%, 11/20/27                                                Agy                  2,225              2,238
     Group Total                                                                                                 10,197
     Agency Fixed Rate Mortgages (12.7%)
     Federal Home Loan Mortgage Corporation
       Conventional Pools:
           10.00%, 9/1/17-11/1/20                                         Agy                    760                830
           10.50%, 4/1/26                                                 Agy                    473                527
           11.00%, 5/1/20                                                 Agy                    220                247
       Gold Pools:
           7.00%, 4/1/24-12/1/24                                          Agy                  1,895              1,897
           12.00%, 11/1/19                                                Agy                     91                105
     Federal National Mortgage Association
       Conventional Pools:
           9.50%, 2/1/20-8/1/21                                           Agy                    933              1,012
           10.00%, 5/1/22                                                 Agy                    139                152
           10.50%, 12/1/17                                                Agy                    379                424
           11.50%, 9/1/25                                                 Agy                    179                204
     Government National Mortgage Association
       Various Pools:
           7.00%, 12/15/22-12/15/23                                       Agy                  3,256              3,267
           10.00%, 9/15/18-12/25/26                                       Agy                  1,029              1,139
           10.50%, 5/15/19-2/15/25                                        Agy                  1,295              1,456
           11.00%, 12/15/09-7/15/20                                       Agy                    775                887
           12.00%, 12/15/12-3/15/15                                       Agy                    141                163
     Group Total                                                                                                 12,310
     Asset Backed Corporates (8.1%)
    ^Aegis Auto Receivables Trust,
       Series 95-1 A
           8.60%, 3/20/02                                                 N/R                    221                222
   ##Airplanes Pass Through Trust,
       Series 1 B
           6.756%, 3/15/19                                                A                      339                340
     ALPS, Series 94-1 A4 CMO
           7.80%, 9/15/04                                                 AA                     375                384
     Americredit Automobile Receivables Trust,
       Series 96-B A
           6.50%, 1/12/02                                                 AAA                    402                404

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Arcadia Auto Receivables Trust,
       Series 97-C A4
           6.375%, 1/15/03                                                AAA                    480                482
     CPS Auto Grantor Trust,
       Series 97-2 A
           6.65%, 10/15/02                                                AAA                    330                332
    ^First Merchants Auto Receivables Corp.,
       Series 97-2 A1
           6.85%, 11/15/02                                                AAA                    376                378
     First Plus Home Loan Trust,
       Series:
       97-3 A2
           6.48%, 9/10/08                                                 AAA                    285                286
       97-3 A3
           6.57%, 10/10/10                                                AAA                    280                281
     Honda Auto Receivables Grantor Trust,
       Series 97-A A
           5.85%, 2/15/03                                                 AAA                    815                814
    ^Long Beach Auto,
       Series 97-2 A
           6.69%, 9/25/04                                                 AAA                    370                371
     NAL Auto Trust,
       Series 97-2A
           7.75%, 9/15/02                                                 A                      467                467
    ^National Car Rental
       Financing Ltd.,
       Series 96-1 A4
           7.35%, 10/20/03                                                A                      375                384
  ^++NPR Health Care,
       Series 97-1 A
           6.815%, 7/1/01                                                 AAA                    200                202
    ^Railcar Leasing Series 1 A2
           7.125%, 1/15/13                                                AAA                    650                672
    ^Team Fleet Financing Corp.,
       Series:
       96-1 A
           6.65%, 12/15/02                                                A-                     250                250
       97-1 A
           7.35%, 5/15/03                                                 A-                     600                617
     Union Acceptance Corp.,
       Series 96-B A
           6.45%, 7/9/03                                                  AAA                    451                452
     WFS Financial Owner Trust,
       Series 97-C A3
           6.10%, 3/20/02                                                 AAA                    490                489
     Group Total                                                                                                  7,827

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Asset Backed Mortgages (3.0%)
     AFC Home Equity Loan Trust,
       Series 96-4 1A6
           7.22%, 3/25/27                                                 AAA                    500                505
     Cityscape Home Equity
       Loan Trust,
       Series:
       96-3 YMA
           10/25/26                                                       N/R                  7,094                 10
       96-3 A8
           7.65%, 9/25/25                                                 AAA                    450                460
      ss.96-3 A IO
           1.00%, 10/25/26 (acquired
           12/24/96, cost $214)                                           AAA                  7,094                176
     Contimortgage Home Equity Loan Trust,
       Series:
       96-3 A7
           8.04%, 9/15/27                                                 AAA                    400                420
      ^96-4 A11 IO
           1.10%, 1/15/28                                                 AAA                  6,027                158
       96-4 A12 IO
           1.05%, 1/15/28                                                 AAA                  1,947                 51
       96-4 A12 YMA
           1/15/28                                                        AAA                  2,435                  4
      ^96-4 A12 YMA
           1/15/28                                                        AAA                  7,300                 11
      ^97-1 A10 YMA
           3/15/28                                                        N/R                  7,242                 10
       97-1 A10 IO
           1.10%, 3/15/28                                                 AAA                  7,075                194
     Delta Funding Home Equity Loan Trust,
       Series 96-2 A5
           8.01%, 10/25/27                                                AAA                    434                459
     IMC Home Equity Loan Trust,
       Series 96-3 A7
           8.05%, 8/25/26                                                 AAA                    450                469
     Group Total                                                                                                  2,927
     Collateralized Mortgage Obligations-
       Agency Collateral Series (1.7%)
   ##Collateralized Mortgage Obligation
       Trust,
       Series 16-Q Inv Fl
           12.375%, 3/20/18                                               AAA                    128                139
     Federal Home Loan Mortgage Corporation,
       Series:
     ##1632-SA Inv Fl REMIC
           5.336%, 11/15/23                                               Agy                    300                250
     ##1699-SD Inv Fl IO REMIC
           2.313%, 3/15/24                                                Agy                  1,836                147

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Federal National Mortgage Association,
       Series:
       96-37 H PO REMIC
           8/25/23                                                        Agy                    423                314
       97-3 E PO REMIC
           12/25/23                                                       Agy                    275                185
       282 1 PO
           5/15/24                                                        Agy                    964                660
     Group Total                                                                                                  1,695
     Collateralized Mortgage Obligations-
       Non-Agency Collateral Series (7.7%)
     Bear Stearns Mortgage
       Securities, Inc.,
       Series 96-9 AI11
           8.00%, 12/25/27                                                AAA                    250                260
     Citicorp Mortgage
       Securities, Inc.,
       Series:
       94-7 A5
           6.25%, 4/25/24                                                 AAA                    550                494
  ss.++95-2 B1 REMIC
           7.50%, 4/25/25 (acquired
           8/14/95-9/27/96, cost $400)                                    AA                     415                422
     Countrywide Mortgage Backed
       Securities, Inc.,
       Series 93-C A11
           6.50%, 1/25/24                                                 AAA                    238                228
    ^DLJ Mortgage Acceptance Corp.,
       Series:
       97-CFI A1B
           7.60%, 5/15/30                                                 AAA                    450                477
       97-CFI S IO
           1.097%, 5/15/30                                                AAA                  2,890                192
       97-CF2 A1B
           6.82%, 10/15/30                                                AAA                    550                554
   ++First Boston Mortgage Securities Corp.,
       Series 93-5 B1
           7.30%, 7/25/23                                                 A                      239                239
     GE Capital Mortgage Services, Inc.,
       Series:
       94-24 A4
           7.00%, 7/25/24                                                 AAA                    218                209
       94-27 A6
           6.50%, 7/25/24                                                 AAA                    250                232
    +Independent National Mortgage Corp.,
       Series 94-O B1
           7.875%, 9/25/24                                                A2                     243                250
     J. P. Morgan Commercial Mortgage
       Finance Corp.,
       Series 97-2 C5 A2
           7.069%, 9/15/29                                                AAA                    450                460

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

     Mid-State Trust II,
       Series 88-2 A4
           9.625%, 4/1/03                                                 AAA                    100                109
     PNC Mortgage
       Securities Corp.,
       Series:
       94-3 A8
           7.50%, 7/25/24                                                 AAA                    150                149
       96-1 B1
           7.50%, 6/25/26                                                 AA                     444                449
     Prudential Home Mortgage Securities
       Co., Inc.,
       Series:
       90-5 A3
           9.50%, 5/25/05                                                 AAA                     29                 29
       95-2 M
           8.50%, 6/25/25                                                 AA                     271                286
     Residential Accredit
       Loans, Inc.,
       Series:
      +97-QS1 A11
           7.50%, 2/25/27                                                 Aaa                    500                506
       97-QS12 A8 TBA
           7.25%, 12/25/27                                                AAA                    550                551
     Residential Asset Securitization Trust,
       Series 96-A11 A9
           7.75%, 2/25/27                                                 AAA                    350                358
     Residential Funding Mortgage
       Securities Co., Inc.,
       Series:
     ++93-MZ3 A2
           6.97%, 8/28/23                                                 AA                     550                536
       93-S27 M2
           7.50%, 6/25/23                                                 A                      237                239
     Rural Housing Trust,
       Series 87-1 M
           3.33%, 10/1/28                                                 A-                     261                249
     Group Total                                                                                                  7,478
     Commercial Mortgages (10.3%)
     American Southwest Financial
       Securities Corp.,
       Series:
 ++##93-2 S1 IO
           1.056%, 1/18/09                                                AA                   6,561                332
      +95-C1 A1B
           7.40%, 11/17/04                                                Aaa                    225                233
     Asset Securitization Corp.,
       Series:
       95-D1 A1
           7.59%, 8/11/27                                                 AAA                    211                222

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

       95-MD4 A1
           7.10%, 8/13/29                                                 AAA                    268                276
     ##95-MD4 ACS2 IO
           2.381%, 8/13/29                                                AAA                  1,766                314
      ^96-D3 A1C
           7.40%, 10/13/26                                                Aaa                    375                394
       96-MD6 A1C
           7.04%, 11/13/26                                                AAA                    400                411
    ^Carousel Center Finance, Inc.,
       Series 1 B
           7.188%, 10/15/07                                               A                      325                331
     CBM Funding Corp.,
       Series 96-1 A3PI
           7.08%, 2/1/13                                                  AA                     250                258
     Chase Commercial Mortgage Securities
       Corp., Series 96-2 B
           6.90%, 10/19/06                                                AA                     500                504
    ^Creekwood Capital Corp.,
       Series 95-1A
           8.47%, 3/16/15                                                 AA                     242                269
    ^CVM Finance Corp.
           7.19%, 3/1/04                                                  AA                     434                445
    ^DLJ Mortgage
       Acceptance Corp.,
       Series:
       95-CF2 A3
           7.05%, 12/17/27                                                A                      400                403
       95-CF2 A1B
           7.29%, 7/15/06                                                 AAA                    385                399
       96-CF1 A1B
           7.58%, 3/13/28                                                 AAA                    375                395
     ##96-CF2 S IO
           1.643%, 11/12/21                                               AAA                  3,836                340
    ^Forum Finance
           7.125%, 5/15/04                                                AA                     375                383
  +##GMAC Commercial Mortgage
       Securities, Inc.,
       Series 96-C1 X2 IO
           1.96%, 3/15/21                                                 Aaa                  2,318                216
    +LB Commercial Conduit Mortgage Trust,
       Series 96-C2 A
           7.416%, 10/25/26                                               Aaa                    468                487
    ^Lakewood Mall Finance Co.,
       Series 95-C1 A
           7.00%, 8/13/10                                                 AA                     275                280
     Merrill Lynch Mortgage Investors, Inc.,
       Series:
       96-C1 A3
           7.42%, 4/25/28                                                 AAA                    275                287
       96-C2 A2
           6.82%, 11/21/28                                                AAA                    200                202
     ++96-C2 IO
           1.529%, 11/21/28                                               AAA                  2,007                180

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

    +Midland Realty Acceptance Corp.,
       Series 96-C2 A2
           7.233%, 1/25/27                                                Aaa                    325                336
     Mortgage Capital
       Funding, Inc.,
       Series:
       95-MC1 A1B
           7.60%, 5/25/27                                                 AAA                    225                232
      +97-MC1 A3
           7.288%, 7/20/27                                                Aaa                    650                676
   ++Nomura Asset
       Securities Corp.,
       Series:
       94-MD1 A1B
           7.526%, 3/15/18                                                AAA                    100                103
     ##94-MD1 A2
           7.664%, 3/15/18                                                AAA                    125                131
    ^Park Avenue Finance Corp.,
       Series 97-C1 A1
           7.58%, 5/12/07                                                 N/R                    496                522
    ^Prime Property Funding,
       Series 1 A
           6.633%, 7/23/03                                                AA                     173                173
 ++##Structured Asset
       Securities Corp.,
       Series:
       96-CFL X1 IO
           1.335%, 2/25/28                                                AAA                  3,344                173
       96-CFL X1A IO
           1.483%, 2/25/28                                                AAA                  3,293                 87
       96-CFL X2 IO
           1.249%, 2/25/28                                                AAA                    880                 26
     Group Total                                                                                                 10,020
     Energy (0.7%)
    ^Excel Paralubes Funding
           7.43%, 11/1/15                                                 A-                     450                456
     Paiton Energy Funding
           9.34%, 2/15/14                                                 BBB-                   175                192
     Group Total                                                                                                    648
     Finance (14.4%)
    ^Anthem Insurance Cos., Inc., Series A
           9.00%, 4/1/27                                                  BBB+                   450                485
    ^BankAmerica Institutional,
       Class A
           8.07%, 12/31/26                                                A-                     525                540
    ^BT Institutional Capital Trust,
       Series A
           8.09%, 12/1/26                                                 BBB+                   450                455
    ^Corestates Capital Corp.
           8.00%, 12/15/26                                                A-                     425                434
    ^Equitable Life Assurance Society of
       the U.S.,
       Series 1A
           6.95%, 12/1/05                                                 A                      600                604

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

    ^Farmers Insurance Exchange
           8.625%, 5/1/24                                                 BBB+                   475                506
    ^Fifty-Seventh Street Associates
           7.125%, 6/1/17                                                 A                      571                574
    ^First Chicago NBD Corp.,
       Series A
           7.95%, 12/1/26                                                 A-                     550                556
    ^First Hawaiian Bank,
       Series A
           6.93%, 12/1/03                                                 A                      575                580
     First Union Institutional Capital,
       Series I
           8.04%, 12/1/26                                                 BBB+                   525                538
    ^Florida Property & Casualty
           7.375%, 7/1/03                                                 A-                     250                258
           7.45%, 7/1/04                                                  A                      150                156
    ^Florida Windstorm
           6.70%, 8/25/04                                                 A-                     300                299
   ^+Home Ownership Funding Corp.,
           13.331% (Preferred Stock)                                      Aaa               (1)2,375              2,305
    ^John Hancock Surplus Note
           7.375%, 2/15/24                                                AA-                    790                789
    ^Metropolitan Life
       Insurance Co.
           7.45%, 11/1/23                                                 AA                     400                389
    ^Nationwide Mutual Life Insurance Co.
           7.50%, 2/15/24                                                 A+                     350                344
     NB Capital Trust
           8.25%, 4/15/27                                                 A-                     325                343
     PNC Institutional Capital,
       Series A
           7.95%, 12/15/26                                                BBB+                   625                628
    ^Prime Property Funding
           7.00%, 8/15/04                                                 A                      400                404
     Republic of Colombia
           8.70%, 2/15/16                                                 BBB-                   300                306
    ^State Street Institutional Capital,
       Series:
       A
           7.94%, 12/30/26                                                A                      400                408
       B
           8.035%, 3/15/27                                                A                      100                103
     Washington Mutual Capital
           8.375%, 6/1/27                                                 BBB-                   180                189
    ^Wells Fargo Capital,
       Series A
           8.125%, 12/1/26                                                BBB                    600                617

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

    ^World Financial Properties,
       Series:
       96 WFP-B
           6.91%, 9/1/13                                                  AA-                    893                903
       96 WFP-D
           6.95%, 9/1/13                                                  AA-                    250                253
     Group Total                                                                                                 13,966
     Industrials (0.6%)
     News America Holdings
           7.75%, 1/20/24                                                 BBB                     75                 74
           7.75%, 2/1/24                                                  BBB                    305                301
     Tier One Properties,
           11.095% (Preferred Stock)                                      A                   (1)200                196
     Group Total                                                                                                    571
     Rated Non-Agency Fixed Rate Mortgages (0.3%)
ss.##Gemsco Mortgage Pass thru Certficate,
       Series 87-A
           8.701%, 11/25/10 (acquired 9/9/88,
           cost $258)                                                     AA                     281                286
   ##Resolution Trust Corp., Series 92-5 C
           8.618%, 1/25/26                                                AA                      43                 43
     Group Total                                                                                                    329
     Stripped Mortgage Backed Securities-
       Agency Collateral Series (2.2%)
     Federal Home Loan Mortgage
       Corporation,
       Series 1911-C PO
           11/15/23                                                       Agy                    700                361
     Federal National Mortgage Association,
       Series:
       96-34 C PO
           3/25/23                                                        Agy                    525                279
       249 1 PO
           10/25/23                                                       Agy                  1,631              1,078
       254 1 PO
           1/1/24                                                         Agy                    218                156
       260 1 PO
           4/1/24                                                         Agy                    292                207
     Group Total                                                                                                  2,081
     Telephones (0.5%)
     Tele-Communications, Inc.
           9.25%, 1/15/23                                                 BBB-                   450                484
     Transportation (0.5%)
    ^Jet Equipment Trust,
       Series  95-A A11
           10.00%, 6/15/12                                                A+                     395                490
     U.S. Treasury Securities (23.7%)
     U.S. Treasury Bond
           8.75%, 8/15/20                                                 Tsy                    900              1,141
     U.S. Treasury Notes
           7.00%, 4/15/99                                                 Tsy                  2,625              2,672
           6.25%, 5/31/99                                                 Tsy                  9,725              9,795

                                                                         ++Ratings            Face
                                                                         (Standard           Amount              Value
     September 30, 1997                                                  & Poor's)            (000)             (000)+
     ------------------                                                  ---------            -----             ------

           6.75%, 6/30/99                                                 Tsy                  2,280              2,316
       ++7.125%, 9/30/99                                                  Tsy                  1,875              1,921
           3.375%, 1/15/07 (Inflation Indexed)                            Tsy                  3,647              3,577
     U.S. Treasury Strip, PO
           11/15/18                                                       Tsy                  6,000              1,516
     Group Total                                                                                                 22,938
     Total Fixed Income Securities (Cost $92,468)                                                                93,961
     INTEREST RATE CAP (0.1%)-See Note A6
     J.P. Morgan and Co., Inc., terminating
       10/15/99, to receive on 10/15/99 the excess, as measured on
       10/15/98, of 12 month LIBOR over 6.34% multiplied by the
       notional amount (Premium Paid $111)                                N/R                 26,200                 79

     CASH EQUIVALENTS (8.3%)
     Short-term Investments Held as Collateral
       for Loaned Securities (3.1%)                                                            2,970               2,970
     Repurchase Agreement (5.2%)
     Chase Securities, Inc. 5.90%, dated
       9/30/97, due 10/1/97, to be repurchased
       at $5,068, collateralized by various
       U.S. Government Obligations, due
       10/1/97-1/29/99, valued at $5,115                                                       5,068               5,068
     Total Cash Equivalents (Cost $8,038)                                                                          8,038
     Total Investments (105.3%) (Cost $100,617)                                                                  102,078
     Other Assets and Liabilities (-5.3%)
     Cash                                                                                                              1
     Dividends Receivable                                                                                            100
     Interest Receivable                                                                                           1,171
     Receivable for Investments Sold                                                                                 612
     Receivable for Fund Shares Sold                                                                                   4
     Unrealized Gain on Swap Agreements                                                                                2
     Other Assets                                                                                                      3
     Payable for Investments Purchased                                                                            (3,856)
     Payable for Fund Shares Redeemed                                                                                (66)
     Payable for Investment Advisory Fees                                                                            (83)
     Payable for Administrative Fees                                                                                  (7)
     Payable for Trustees' Deferred Compensation Plan-Note F                                                          (2)
     Payable for Daily Variation on Futures Contracts                                                                 (1)
     Collateral on Securities Loaned, at Value                                                                    (2,970)
     Other Liabilities                                                                                               (32)
                                                                                                                  (5,124)
     NET ASSETS (100%)                                                                                           $96,954

     INSTITUTIONAL CLASS
     Net Assets
     Applicable to 8,599,726 outstanding
       shares of beneficial interest (unlimited
       authorization, no par value)                                                                             $96,954
     NET ASSET VALUE PER SHARE                                                                                   $11.27
     Net Assets Consist of:
     Paid in Capital                                                                                            $92,986
     Undistributed Net Investment Income (Loss)                                                                   1,805
     Undistributed Realized Net Gain (Loss)                                                                         702
     Unrealized Appreciation (Depreciation) on Investment Securities                                              1,461
     Net Assets                                                                                                 $96,954

ss. Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $884 or 0.9% of net assets.

+                 See Note A1 to Financial Statements.

++                Ratings are unaudited.

+                 144A security. Certain conditions for public sale may exist.

++ A portion of these securities was pledged to cover margin requirements for futures contracts.

+ Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.

++ Fitch Rating. Security is not rated by Standard & Poor's Corporation or Moody's Investor Service, Inc.

## Variable or floating rate security-rate disclosed is as of September 30, 1997.

(1)               Amount represents shares held by the Portfolio.

CMO               Collateralized Mortgage Obligation

Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 1997.

IO                Interest Only

N/R Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch.

PO                Principal Only

REMIC             Real Estate Mortgage Investment Conduit

TBA Security is subject to delayed delivery. See Note A8 to Financial Statements.

YMA               Yield Maintenance Agreement

Statement of Net Assets

High Yield
Portfolio
Statement of Net Assets
Fixed Income Securities (90.9%)
(Unless otherwise noted)

                                                                   ++Ratings                    Face
                                                                   (Standard                   Amount            Value
September 30, 1997                                                 & Poor's)                    (000)           (000)+
------------------                                                 ---------                    -----           ------

      Asset Backed Corporates (3.5%)
      ALPS, Series 96-1 D
         12.75%, 6/15/06                                               BB-                        6,507            7,022
      EES Coke Battery Co., Inc.
         9.382%, 4/15/07                                               BB-                        2,500            2,615
      Federal Mortgage Acceptance Corp.,
        Loan Receivables Trust,
        Series 96-B C A1
            7.929%, 11/1/18                                            N/R                        3,335            2,990
^+    Long Beach Auto,
         Series 97-1 B
            14.22%, 10/26/03                                           Ba3                        6,305            6,351
      Group Total                                                                                                 18,978

      Cable (8.1%)
      Cablevision Systems Corp.
         9.875%, 5/15/06                                               B                          6,340            6,847
^#    Intermedia
         Communications, Inc.
            0.00%, 7/15/07                                             B                          9,750            6,776
      ITT Promedia
         9.125%, 9/15/07                                               B-                    DEM  8,500            4,997
      Paramount
         Communications, Inc.
            8.25%, 8/1/22                                              BB+                   $    5,325            5,258
      TCI Pacific Communications,
            5.00% (Convertible Preferred Stock)                        BB-                    (1)20,000            2,512
         Time Warner, Inc.,
         Series M,
            10.25% (Preferred Stock)                                   BB+                    (1)15,114           17,306
      Group Total                                                                                                 43,696

      Collateralized Mortgage Obligations-
      Non-Agency Collateral Series (3.1%)

ss.##   CBA Mortgage Corp.,
         Series 93-C1 A2
            7.76%, 12/25/03 (acquired 8/18/95,
            cost $1,334)                                               BB                         1,657            1,644
+     Citicorp Mortgage Securities, Inc.,
         Series 90-8 A7
            9.50%, 6/25/05                                             B3                         1,375              723
^++   Countrywide Funding Corp., Series
         95-4 B3
            7.50%, 9/25/25                                             BB                         1,451            1,137

                                                                   ++Ratings                    Face
                                                                   (Standard                   Amount            Value
September 30, 1997                                                 & Poor's)                    (000)           (000)+
------------------                                                 ---------                    -----           ------

      DLJ Mortgage Acceptance Corp., Series:
      ss.  94-3 B3
            6.50%, 4/25/24 (acquired 5/8/95,
            cost $914)                                                 N/R                        1,369              786
         97-CF2
            0.357%, 10/15/30                                           AAA                      103,893            2,755
+     First Boston Mortgage Securities
         Corp., Series 92-4R 2
            8.025%, 10/25/22                                           Ba3                            5                5
^     GE Capital Mortgage
         Services, Inc.,
         Series 94-28 B3
            8.00%, 8/25/24                                             N/R                        1,379            1,137
^     Prudential Home Mortgage Securities
         Co., Inc.,
         Series:
      +92-A 3B2
         7.90%, 4/28/22                                                Caa                        3,900            2,340
      ++96-5 B3
         7.25%, 4/25/26                                                BB                         1,458            1,321
      Residential Funding Mortgage
         Securities Co., Inc.,
         Series:
      ss.95-S10 B1
         7.50%, 7/25/25 (acquired 8/25/95,
         cost $464)                                                    BB                           611              547
    ss.95-S11 B1
         7.50%, 9/25/25 (acquired 8/25/95,
         cost $966)                                                    BB                         1,274            1,138
      95-S16 B3
         7.50%, 11/25/25                                               N/R                        1,231            1,120
##    Ryland Mortgage Securities Corp.,
        Series 92-A C1
         8.27%, 3/29/30                                                BB                           700              560
      Saxon Mortgage Securities Corp.,
         Series:
      ^93-8A
         6.75%, 2/25/24                                                BB                         1,581              844
    ss.94-2 B3
         6.75%, 1/25/24 (acquired 2/9/94,
         cost $724)                                                    BB                           847              495
      Group Total                                                                                                 16,552

      Commercial Mortgages (0.7%)

^##   DLJ Mortgage Acceptance Corp.,
         Series 96-CF2 S IO
            1.643%, 11/12/21                                           AAA                        8,226              730
+     GMAC Commercial
         Mortgage Securities, Inc.,
         Series 96-C1 X2 IO
            1.96%, 3/15/21                                             Aaa                       14,833            1,385

                                                                   ++Ratings                    Face
                                                                   (Standard                   Amount            Value
September 30, 1997                                                 & Poor's)                    (000)           (000)+
------------------                                                 ---------                    -----           ------

##    Structured Asset
         Securities Corp.,
         Series:
         96-CFL X1 IO
            1.335%, 2/25/28                                            AAA                       20,994            1,088
         96-CFL X1A IO
            1.483%, 2/25/28                                            AAA                       20,540              545
         96-CFL X2 IO
            1.249%, 2/25/28                                            AAA                        5,146              154
      Group Total                                                                                                  3,902

      Energy (2.5%)
      Midland Funding II, Series A
         11.75%, 7/23/05                                               B-                         2,300            2,708
      Nuevo Energy Co.
         9.50%, 4/15/06                                                B+                         3,836            4,095
      Snyder Oil Corp.
         8.75%, 6/15/07                                                B+                         4,480            4,474
^#    Transamerica Energy Corp.
         0.00%, 6/15/02                                                B+                         2,525            2,001
      Group Total                                                                                                 13,278

      Finance (7.2%)
^     Anthem Insurance Cos., Inc., Series A
         9.00%, 4/1/27                                                 BBB+                       6,525            7,033
^     Cliffs Drilling Co.
         10.25%, 5/15/03                                               B                            975            1,051
^     Commercial Financial
         Services, Inc.,
         Series 97-5 A1
            7.72%, 6/15/05                                             A                          5,200            5,197
^     Geberit International S.A.
         10.125%, 4/15/07                                              B+                         4,240            2,631
      Navistar Financial Corp.,
         Series B
            9.00%, 6/1/02                                              B+                         1,545            1,595
      Pindo Deli Finance Mauritius
         10.75%, 10/1/07                                               B                          6,555            6,686
^#    PTC International Finance
         0.00%, 7/1/07                                                 B+                         8,560            5,607
^     Riggs Capital Trust II
         8.875%, 3/15/27                                               BB-                        4,370            4,616
      Western Financial Bank
         8.875%, 8/1/07                                                BB+                        4,225            4,235
      Group Total                                                                                                 38,651

      Food, Tobacco & Other (0.4%)
^     Ameriserv Food Co.
         10.125%, 7/15/07                                              B-                         2,150            2,228
      Health Care (2.1%)
^     Integrated Health Services
         9.50%, 9/15/07                                                B                          4,155            4,280
      Tenet Healthcare Corp.
         8.625%, 1/15/07                                               B+                         3,880            4,021
^     Vencor, Inc.
         8.625%, 7/15/07                                               B+                         2,900            2,940
      Group Total                                                                                                 11,241

                                                                   ++Ratings                    Face
                                                                   (Standard                   Amount            Value
September 30, 1997                                                 & Poor's)                    (000)           (000)+
------------------                                                 ---------                    -----           ------

      Industrials (34.7%)
      Advanced Micro Devices
         11.00%, 8/1/03                                                BB-                        5,295            5,937
^     Azteca Holdings S.A.
         11.00%, 6/15/02                                               B-                         1,555            1,623
^     Big Flower Press
         8.875%, 7/1/07                                                B                          4,600            4,583
^     CA FM Lease Trust
         8.50%, 7/15/17                                                BBB-                       3,697            3,914
      Comcast Cellular
         9.50%, 5/1/07                                                 BB+                        5,000            5,225
*^@   Consolidated Hydro, Inc. (Warrants,
         expiring 12/31/03)                                            N/R                     (1)2,700               --
      Consolidated Hydro, Inc.,
         13.50% (Preferred Stock)                                      N/R                     (1)1,500               11
      DR Securitized Lease Trust,
         Series:
         93-K1 A1
            6.66%, 8/15/10                                             BB-                        3,432            3,127
         93-K1 A2
            7.43%, 8/15/18                                             BB-                        2,565            2,230
         94-K1 A1
            7.60%, 8/15/07                                             BB-                        3,938            3,831
         94-K1 A2
            8.375%, 8/15/15                                            BB-                        1,525            1,455
      DR Structured Finance,
         Series 94-K2
            9.35%, 8/15/19                                             BB-                        1,425            1,444
^     Fleming Cos., Inc.
         10.50%, 12/1/04                                               B+                         2,925            3,060
         10.625%, 7/31/07                                              B+                         1,980            2,091
^     Fo-x/Liberty Networks
         #0.00%, 8/15/07                                               B                          3,740            2,384
         8.875%, 8/15/07                                               B                          2,310            2,324
      Globalstar LP/Capital
         11.375%, 2/15/04                                              B                          6,510            6,803
*^    Globalstar Telecommunications Ltd.
         (Warrants, expiring 2/15/04)                                  N/R                     (1)6,510              781
      Grand Casinos, Inc.
         10.125%, 12/1/03                                              BB                         6,370            6,776
+     HMC Acquisition Properties
         9.00%, 12/15/07                                               Ba3                        3,585            3,684
^     HMH Properties, Inc.
         8.875%, 7/15/07                                               BB-                        1,005            1,031
^     Hermes Europe Railtel
         11.50%, 8/15/07                                               B                          1,320            1,419
      Horseshoe Gaming
         9.375%, 6/15/07                                               B                          3,820            3,944
      Host Marriott Travel Plaza
         9.50%, 5/15/05                                                BB-                        5,175            5,447
^##   Huntsman Corp.
         9.094%, 7/1/07                                                B+                         4,675            4,862
^     Hylsa SA de CV
         9.25%, 9/15/07                                                BB                         5,200            5,285
^     Hyundai Semiconductor America
         8.625%, 5/15/07                                               BBB-                       4,750            4,847
      ISP Holdings, Inc., Series B
         9.00%, 10/15/03                                               B+                         8,805            9,212

                                                                   ++Ratings                    Face
                                                                   (Standard                   Amount            Value
September 30, 1997                                                 & Poor's)                    (000)           (000)+
------------------                                                 ---------                    -----           ------

^     Impress Metal Packaging
         9.875%, 5/29/07                                               B                       DEM7,650            4,595
      Kmart Funding Corp., Series F
         8.80%, 7/1/10                                                 BB-                       $4,850            4,949
#     Norcal Waste Systems, Inc.
         13.00%, 11/15/05                                              BB-                        7,910            9,097
      Outdoor Systems, Inc.
         8.875%, 6/15/07                                               B                          7,360            7,507
^     RBS Participacos SA
         11.00%, 4/1/07                                                BB-                        4,975            5,236
^     Residential Reinsurance
         11.45%, 12/15/98                                              BB-                        3,000            3,084
      Revlon Worldwide, Series B
         Zero Coupon, 3/15/01                                          B-                         6,850            4,975
      SD Warren Co.
         12.00%, 12/15/04                                              B+                         4,300            4,864
      Sinclair Broadcast Group, Inc.
         9.00%, 7/15/07                                                B                          2,300            2,289
      Sinclair Capital,
         11.625% (Preferred Stock)                                     B                      (1)52,815            5,730
      Station Casinos, Inc.
         9.75%, 4/15/07                                                B+                         4,410            4,399
^#    TCI Satellite
         Entertainment, Inc.
            0.00%, 2/15/07                                             B-                        15,295            9,980
      Total Access Communications
         (Convertible)
         2.00%, 5/31/06                                                BBB-                       1,640            1,644
      Tele-Communications, Inc.
         9.25%, 1/15/23                                                BBB-                       5,170            5,564
+     TV Azteca S.A.,
         Series:
         B
            10.50%, 2/15/07                                            Ba3                        5,540            5,872
      Viacom, Inc.
         8.00%, 7/7/06                                                 BB-                       10,020            9,995
      Group Total                                                                                                187,110

      Lodging (1.9%)
      Courtyard by Marriott,
         Series B
            10.75%, 2/1/08                                             B-                         2,185            2,368
^     Murrin Murrin Holdings
         9.375%, 8/31/07                                               BB-                        7,480            7,686
      Group Total                                                                                                 10,054

      Materials (1.2%)
      Asia Pulp & Paper, Series A
         12.00%, 2/15/04                                               B+                         6,335            6,446
      Supermarkets (1.2%)
         Southland Corp.
            5.00%, 12/15/03                                            BB+                        7,599            6,554
      Technology (0.4%)
-##   Blue Bell Funding
         11.85%, 5/1/99                                                BB-                        2,215            2,270

                                                                   ++Ratings                    Face
                                                                   (Standard                   Amount            Value
September 30, 1997                                                 & Poor's)                    (000)           (000)+
------------------                                                 ---------                    -----           ------

      Telephones (12.7%)
#     Brooks Fiber Properties, Inc.
         0.00%, 3/1/06                                                 N/R                       10,870            8,723
         0.00%, 11/1/06                                                N/R                        3,765            2,908
*@    Dial Call Communications, Inc.
         (Warrants, expiring 4/25/99)                                  N/R                     (1)4,800               --
#     Dial Call Communications, Inc.
         0.00%, 4/15/04                                                CCC                        4,875            4,552
         +0.00%, 12/15/05                                              B3                         7,015            6,270
^     Iridium Capital Corp.
         13.00%, 7/15/05                                               B                          2,275            2,372
*^    Iridium World Communications Ltd.
         (Warrants, expiring 7/15/05)                                  N/R                     (1)2,275              341
^     IXC Communications, Inc., PIK 7.25%
         (Preferred Stock)                                             CCC                     (1)3,435            3,985
^+    IXC Communications, Inc., Series B
         12.50%, 10/1/05                                               B2                         4,600            5,313
#     Nextel Communications, Inc.
         0.00%, 8/15/04                                                CCC                        9,810            8,498
      Qwest Communications International,
         Inc., Series B
         10.875%, 4/1/07                                               B+                         2,415            2,729
      Rogers Cablesystems Ltd.
         10.00%, 3/15/05                                               BB+                        6,630            7,268
      Rogers Cablesystems Ltd.
         10.125%, 9/1/12                                               BB+                        2,750            2,984
      Rogers Communications, Inc.
         9.125%, 1/15/06                                               BB-                        2,060            2,096
      Tele-Communications, Inc.
         8.75%, 2/15/23                                                BBB-                         175              181
#     Teleport Communications Group, Inc.
         0.00%, 7/1/07                                                 B                         13,290           10,399
      Group Total                                                                                                 68,619

      Transportation (1.4%)

^     Jet Equipment Trust,
         Series:
         95-A C
            11.44%, 11/1/14                                            BBB-                       2,350            3,045
         94-A3
            11.79%, 6/15/13                                            BBB-                       3,450            4,517
      Group Total                                                                                                  7,562

      Utilities (2.9%)
      Cleveland Electric Illuminating Co.
         Series B
            8.375%, 12/1/11                                            BB+                          600              614
            8.375%, 8/1/12                                             BB+                        2,025            2,073
      Midland Cogeneration Ltd. Venture LP,
         Series:
         C-91
            10.33%, 7/23/02                                            BB-                          628              672
      Midland Funding Corp. I, Series C-94
            10.33%, 7/23/02                                            BB-                        3,328            3,561

                                                                   ++Ratings                    Face
                                                                   (Standard                   Amount            Value
September 30, 1997                                                 & Poor's)                    (000)           (000)+
------------------                                                 ---------                    -----           ------

      National Power Corp.
            7.875%, 12/15/06                                           BB+                        2,985            2,912
      Quezon Power Ltd.
            8.86%, 6/15/17                                             BB+                        5,800            5,844
      Group Total                                                                                                 15,676

      Yankee (6.9%)
##    Central Bank of Argentina Bocon
         PIK Pre 4
         5.00%, 9/1/02                                                 N/R                        3,185            3,846
^     Globo Communicacoes
         10.50%, 12/20/06                                              BB-                        2,390            2,510
^     Government of Jamaica
         9.625%, 7/2/02                                                N/R                        2,295            2,329
      Multicanal SA
         10.50%, 2/1/07                                                BB-                        3,000            3,206
#     Occidente y Caribe Cellular
         0.00%, 3/15/04                                                B                          8,480            6,689
*@    Occidente y Caribe Cellular (Warrants,
         expiring 3/15/04)                                             N/R                    (1)33,920               --
##    Republic of Argentina
         5.50%, 3/31/23                                                BB                         7,125            5,379
      Republic of Colombia
         8.70%, 2/15/16                                                BBB-                         725              739
^     Republic of Panama
         7.875%, 2/13/02                                               BB+                        4,315            4,342
^     Transgas de Occidente S.A.
         9.79%, 11/1/10                                                BBB-                       3,050            3,372
      United Mexican States
         Series B
            6.25%, 12/31/19                                            BB                         5,975            4,952
@     United Mexican States (Recovery Rights,
         expiring 6/30/03)                                             N/R                 (1)5,975,000               --
      Group Total                                                                                                 37,364

Total Fixed Income Securities (Cost $461,482)                                                                    490,181
CASH EQUIVALENTS (8.8%)
Repurchase Agreements (8.8%)
Chase Securities, Inc. 5.90%, dated 9/30/97,
  due 10/1/97, to be repurchased at $23,639,
  collateralized by various U.S. Government
  Obligations, due 10/1/97-1/29/99, valued at $23,858                                            23,635           23,635
Goldman Sachs & Co. 6.15%, dated 9/30/97, due
  10/1/97, to be repurchased at $23,638,
  collateralized by U.S. Treasury Bonds, 8.00%,
  due 11/15/21, valued at $24,122                                                                23,634           23,634
Total Cash Equivalents (Cost $47,269)                                                                             47,269
Total Investments (99.7%) (Cost $508,751)                                                                        537,450

                                                                                                               Value
                                                                                                              (000)+
                                                                                                              ------
Other Assets and Liabilities (0.3%)
Cash                                                                                                                   1
Dividends Receivable                                                                                                 378
Interest Receivable                                                                                                9,035
Receivable for Investments Sold                                                                                    7,931
Receivable for Fund Shares Sold                                                                                      924
Receivable for Daily Variation on Futures Contracts                                                                   58
Other Assets                                                                                                          11
Payable for Investments Purchased                                                                                (15,855)
Payable for Fund Shares Redeemed                                                                                    (149)
Payable for Investment Advisory Fees                                                                                (451)
Payable for Administrative Fees                                                                                      (34)
Payable for Trustees' Deferred Compensation Plan-Note F                                                               (9)
Payable for Shareholder Servicing Fees- Investment Class                                                              (1)
Payable for Distribution Fees-Adviser Class                                                                           (1)
Unrealized Loss on Forward Foreign
Currency Contracts                                                                                                   (58)
Other Liabilities                                                                                                    (88)
                                                                                                                   1,692
NET ASSETS (100%)                                                                                               $539,142
INSTITUTIONAL CLASS
Net Assets
Applicable to 51,614,460 outstanding shares of beneficial
  interest (unlimited authorization, no par value)                                                              $523,899
NET ASSET VALUE PER SHARE                                                                                       $  10.15
INVESTMENT CLASS
Net Assets
Applicable to 1,074,664 outstanding shares of beneficial
  interest (unlimited authorization, no par value)                                                              $ 10,916
NET ASSET VALUE PER SHARE                                                                                       $  10.16

ADVISER CLASS
Net Assets
Applicable to 426,411 outstanding shares of beneficial
  interest (unlimited authorization, no par value)                                                              $  4,327
NET ASSET VALUE PER SHARE                                                                                       $  10.15
Net Assets Consist of:
Paid in Capital$                                                                                                 487,027
Undistributed Net Investment Income (Loss)                                                                        11,795
Undistributed Realized Net Gain (Loss)                                                                            12,232
Unrealized Appreciation (Depreciation) on: Investment Securities                                                  28,699
Foreign Currency Transactions                                                                                        (57)
Futures                                                                                                             (554)
Net Assets                                                                                                      $539,142

ss. estricted Security-Total market value of restricted securities owned at September 30, 1997 was $4,610 or 0.9% of net assets.
+        See Note A1 to Financial Statements.
++       Ratings are unaudited.
*        Non-Income Producing Security.
^        144A security. Certain conditions for public sale may exist.
++ A portion of these securities was pledged to cover margin requirements for futures contracts.
+ Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
++ Fitch rating. Security is not rated by Standard & Poor's Corporation or Moody's Investors Service, Inc.

# Step Bond-Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1997. Maturity date disclosed is the ultimate maturity.
##       Variable or floating rate security-rate disclosed is as of September
         30, 1997.
(1)      Amount represents shares held by the Portfolio.
@        Value is less than $500.
DEM      German Mark
IO       Interest Only
N/R Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch.
PIK      Payment-In Kind Security

                                                         Statement of Net Assets

Cash Reserves
Portfolio

Statement of Net Assets
Commercial Paper (82.6%)

                                                                                               Face
                                                                                              Amount             Value
September 30, 1997                                                                             (000)            (000)+
------------------                                                                             -----            ------
      Commercial Banking & Credit (25.3%)
      Abbey National N.A.
         5.51%, 12/11/97                                                                         $2,500           $2,473
      American Express Credit Corp.
         5.49%, 10/23/97                                                                          2,500            2,492
      Associates Corp. of North America
         5.51%, 12/11/97                                                                          2,500            2,473
      Banc One Corp.
         5.52%, 10/17/97                                                                          2,500            2,494
      Canadian Imperial Holdings
         5.49%, 11/3/97                                                                           2,500            2,487
      CIT Group Holdings, Inc.
         5.49%, 11/14/97                                                                          2,500            2,483
      Eiger Capital Corp.
         5.54%, 10/7/97                                                                           2,500            2,497
      J.P. Morgan & Co.
         5.51%, 11/10/97                                                                          2,500            2,485
      SunTrust Banks, Inc.
         5.49%, 11/4/97                                                                           2,500            2,487
      Westdeutsche Landesbank
         5.51%, 11/12/97                                                                          2,500            2,484
      Group Total                                                                                                 24,855

      Financial Leasing & Services (26.2%)
      ABN-Amro Finance
         5.50%, 10/20/97                                                                          2,500            2,493
      A.I. Credit Corp.
         5.50%, 10/27/97                                                                          2,500            2,490
      Asset Securitization Corp.
         5.50%, 10/15/97                                                                          2,500            2,495
      Atlantic Asset Securitization Corp.
         5.55%, 10/3/97                                                                           2,444            2,443
      Commercial Credit Co.
         5.51%, 10/28/97                                                                          2,500            2,490
      Delaware Funding Corp.
         5.51%, 11/20/97                                                                          2,500            2,481
      First Chicago Financial Corp.
         5.52%, 11/25/97                                                                          2,500            2,479
      National Rural Utilities Cooperative Finance Corp.
         5.53%, 1/27/98                                                                           2,000            1,964
      Panasonic Finance, Inc.
         5.49%, 11/7/97                                                                           2,500            2,486
      UBS Finance, Inc.
         5.52%, 10/14/97                                                                          1,500            1,497
      USAA Capital Corp.
         5.49%, 11/20/97                                                                          2,500            2,481
      Group Total                                                                                                 25,799

                                                                                               Face
                                                                                              Amount             Value
September 30, 1997                                                                             (000)            (000)+
------------------                                                                             -----            ------
      Food & Household Products (4.8%)
      Campbell Soup Co.
         5.49%, 12/11/97                                                                         $2,300           $2,275
      Clorox Co.
         5.50%, 11/6/97                                                                           2,500            2,486
      Group Total                                                                                                  4,761

      Industrials (11.1%)
      General Electric Capital Corp.
         5.49%, 11/6/97                                                                           2,500            2,486
      General Electric Capital Corp.
         5.54%, 1/13/98                                                                           1,000              984
      H.J. Heinz Co.
         5.50%, 10/1/97                                                                           2,500            2,500
      IBM Credit Corp.
         5.50%, 10/10/97                                                                          2,500            2,496
      John Deere & Co.
         5.49%, 10/21/97                                                                          2,500            2,492
      Group Total                                                                                                 10,958

      Manufacturing and Retail Trade (2.5%)
      Xerox Corp.
         5.50%, 11/17/97                                                                          2,500            2,482

      Personal Banking & Credit (5.1%)
      Prudential Funding Corp.
         5.50%, 11/26/97                                                                          2,500            2,479
      Transamerica Corp.
         5.51%, 10/2/97                                                                           2,500            2,500
      Group Total                                                                                                  4,979

      Telecommunications (5.1%)
      Bell Atlantic Financial Services
         5.52%, 10/6/97                                                                           2,500            2,498
      SBC Communications, Inc.
         5.50%, 10/31/97                                                                          2,500            2,488
      Group Total                                                                                                  4,986

      Transportation (2.5%)
      Daimler-Benz AG
         5.50%, 10/29/97                                                                          2,500            2,489
      Total Commercial Paper (Cost $81,309)                                                                       81,309

      CERTIFICATES OF DEPOSIT (7.1%) Commercial Banking & Credit (7.1%) Credit
      Agricole Indosuez
         5.56%, 11/18/97                                                                          2,500            2,500
##    Societe Generale Bank
         5.77%, 1/15/98                                                                           2,500            2,500
      Swiss Bank (NY)
         5.62%, 1/21/98                                                                           2,000            2,000
      Total Certificates of Deposit (Cost $7,000)                                                                  7,000

      AGENCY FLOATING RATE MORTGAGE (7.1%)
##    Federal Home Loan Mortgage Corp.
         5.44%, 6/22/98 (Cost $6,996)                                                             7,000            6,996

                                                                                               Face
                                                                                              Amount             Value
September 30, 1997                                                                             (000)            (000)+
------------------                                                                             -----            ------
      BANKERS ACCEPTANCE (2.6%)
      First Union National Bank
         5.57%, 10/31/97 (Cost $2,500)                                                            2,500            2,500

      REPURCHASE AGREEMENT (0.7%) Chase Securities, Inc.
         5.90%, dated 9/30/97, due 10/1/97, to be
         repurchased at $710, collateralized by
         U.S. Treasury Notes, 6.25%, due 7/31/98,
         valued at $721 (Cost $710)                                                                 710              710
      Total Investments (100.1%) (Cost $98,515)                                                                   98,515

Value(000)+

Other Assets and Liabilities (-0.1%)
Interest Receivable                                                                                                   85
Receivable for Fund Shares Sold                                                                                        2
Other Assets                                                                                                           3
Dividend Payable                                                                                                     (49)
Payable for Fund Shares Redeemed                                                                                      (8)
Payable for Investment Advisory Fees                                                                                 (47)
Payable for Administrative Fees                                                                                       (7)
Payable for Trustees' Deferred Compensation Plan-Note F                                                               (2)
Other Liabilities                                                                                                    (28)
                                                                                                                     (51)
NET ASSETS (100%)                                                                                                $98,464
INSTITUTIONAL CLASS
Net Assets
Applicable to 98,463,030 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                                                                                   $98,464
NET ASSET VALUE PER SHARE                                                                                        $  1.00
Net Assets Consist of:
Paid In Capital                                                                                                  $98,464
Net Assets (100%)                                                                                                $98,464

+     See Note A1 to Financial Statements.
## Variable or floating rate security-rate disclosed is as of September 30, 1997.

                                                         Statement of Net Assets
Fixed Income
Portfolio II
Statement of Net Assets
Fixed Income Securities (97.0%)
(Unless otherwise noted)

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

      Adjustable Rate Mortgages (9.5%)
##    Government National Mortgage
         Association Various Pools:
            6.00%, 8/20/27                                             Agy                      $17,000           17,128
         November TBA
            6.00%, 11/20/27                                            Agy                        4,325            4,351
      Group Total                                                                                                 21,479

      Agency Fixed Rate Mortgages (12.5%)
      Federal Home Loan Mortgage
         Corporation Conventional Pools:
            8.25%, 10/1/06                                             Agy                           99              104
            10.00%, 9/1/17-11/1/20                                     Agy                        1,334            1,455
            10.25%, 7/1/09                                             Agy                          256              283
            11.00%, 1/1/16                                             Agy                          335              377
            11.25%, 9/1/10-12/1/14                                     Agy                          374              420
         Gold Pools:
            7.00%, 9/1/23-6/1/25                                       Agy                        4,838            4,846
            10.00%, 1/1/21                                             Agy                          891              985
            10.50%, 3/1/16                                             Agy                        1,220            1,356
      Federal National Mortgage
         Association Conventional Pools:
            10.00%, 5/1/22                                             Agy                          832              912
            10.50%, 11/1/17-12/1/17                                    Agy                          697              780
            10.75%, 8/1/13                                             Agy                          102              115
            11.25%, 11/1/00-8/1/13                                     Agy                          215              242
            11.50%, 1/1/17-9/1/25                                      Agy                          873              993
      Government National Mortgage Association
         Various Pools:
            7.00%, 12/15/22-12/15/23                                   Agy                        6,050            6,071
            10.00%, 11/15/09-12/15/20                                  Agy                        6,937            7,701
            10.50%, 12/15/00-5/15/19                                   Agy                          113              127
            11.00%, 2/15/10-2/15/19                                    Agy                        1,335            1,523
            11.50%, 8/20/14-1/20/18                                    Agy                           21               24
      Group Total                                                                                                 28,314

      Asset Backed Corporates (7.9%)
^     Aegis Auto Receivables Trust,
         Series 95-1 A
            8.60%, 3/20/02                                             N/R                          657              660
##    Airplanes Pass Through Trust,
         Series 1 B
            6.756%, 3/15/19                                            A                            499              500
      ALPS, Series 94-1 A4 CMO
            7.80%, 9/15/04                                             AA                           800              819
      Americredit Automobile Receivables
         Trust, Series 96-B A
            6.50%, 1/12/02                                             AAA                        1,113            1,118
      Arcadia Auto,
         Series 97-C A4
            6.375%, 1/15/03                                            AAA                        1,110            1,114

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

      CPS Auto Grantor Trust, Series 97-2 A
         6.65%, 10/15/02                                               AAA                          637              641
+     First Merchants Auto Receivables
         Corp., Series 97-2 A1
         6.85%, 11/15/02                                               AAA                          611              615
      First Plus Home Equity Loan Trust,
         Series:
         97-3 A2
            6.48%, 9/10/08                                             AAA                          655              656
         97-3 A3
            6.57%, 10/10/10                                            AAA                          645              648
      Honda Auto Receivables Grantor Trust,
         Series 97-A A
            5.85%, 2/15/03                                             AAA                        1,770            1,768
+     Long Beach Auto, Series 97-2A
         6.69%, 9/25/04                                                AAA                          790              790
+     NAL Auto Trust, Series 97-2A
         7.75%, 9/15/02                                                N/R                          933              934
+     National Car Rental Financing Ltd.,
         Series 96-1 A4
         7.35%, 10/20/03                                               N/R                        1,125            1,153
+     NPR Health Care, Series 97-1 A
         6.815%, 7/1/01                                                N/R                          400              404
+     Railcar Leasing
         7.125%, 1/15/13                                               AAA                        1,350            1,395
      Security Pacific Home Equity Trust,
         Series 91-AB
         10.50%, 3/10/06                                               A+                           414              415
+     Team Fleet Financing Corp.,
         Series:
         96-1A
            6.65%, 12/15/02                                            A-                           475              476
         97-1A
            7.35%, 5/15/03                                             A-                         1,300            1,337
      Union Acceptance Corp., Series 96-B A
         6.45%, 7/9/03                                                 AAA                        1,234            1,234
      WFS Financial Owner Trust, Series
         97-C A3
         6.01%, 3/20/02                                                AAA                        1,180            1,179
      Group Total                                                                                                 17,856

      Asset Backed Mortgages (1.0%)
      AFC Home Equity Loan Trust,
         Series 96-4 1A6
            7.22%, 3/25/27                                             AAA                        1,000            1,010
      Cityscape Home Equity
         Loan Trust,
         Series:
         96-3 A IO
            1.00%, 10/25/26                                            N/R                       14,706              365
         96-3 YMA
            10/25/26                                                   N/R                       14,706               20

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

      Contimortgage Home Equity Loan
         Trust,
         Series:
         96-4 A11 IO
            1.10%, 1/15/28                                             AAA                       12,055              317
ss.      96-4 A12 YMA
            1/15/28 (acquired 12/16/96, cost $7)                       AAA                        4,870                7

^        96-4 A12 YMA
            1/15/28                                                    AAA                       14,600               22
         96-4 A12 IO
            1.05%, 1/15/28                                             AAA                        3,894              102
^        97-1 A10 YMA
            3/15/28                                                    N/R                       14,484               20
         97-1 A10I IO
            1.10%, 3/15/28                                             AAA                       14,149              387
      Group Total                                                                                                  2,250

      Collateralized Mortgage Obligations-
      Agency Collateral Series (2.7%)
      Federal Home Loan Mortgage Corporation,
         Series:
         89-47 F PAC CMO
            10.00%, 6/15/20                                            Agy                          400              439
##    1632 SA Inv Fl REMIC
         5.336%, 11/15/23                                              Agy                          884              737
##    1699 SD Inv Fl IO REMIC
         2.313%, 3/15/24                                               Agy                        9,319              745
      1709 H PO REMIC
         1/15/24                                                       Agy                           62               31
      1750 C PD PO REMIC
         3/15/24                                                       Agy                           91               65
      1813 K PO REMIC
         2/15/24                                                       Agy                           60               41
      1844 PC PO REMIC
         3/15/24                                                       Agy                          110               70
      1854 A PO REMIC
         12/15/23                                                      Agy                          800              527
      1887 I PO REMIC
         10/15/22                                                      Agy                           65               44
      Federal National Mortgage Association,
         Series:
         93-149 O PO REMIC
            8/25/23                                                    Agy                          130               82
         93-205 G PO REMIC
            9/25/23                                                    Agy                          474              305
         93-235 H PO REMIC
            9/25/23                                                    Agy                          186              145
         96-14 PC PO REMIC
            12/25/23                                                   Agy                          105               60
         96-37 H PO REMIC
            8/25/23                                                    Agy                          752              559
         96-46 PB PO REMIC
            9/25/23                                                    Agy                          110               74
         96-54 N PO REMIC
            7/25/23                                                    Agy                           79               59
         96-54 O PO REMIC
            11/25/23                                                   Agy                           89               56

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

         282 1 PO
            5/15/24                                                    Agy                        1,831            1,255
         287 1 PO
            12/17/07                                                   Agy                        1,340              877
      Group Total                                                                                                  6,171

      Collateralized Mortgage Obligations-
        Non-Agency Collateral Series (10.7%)
##    Bear Stearns Mortgage Securities Inc.,
         Series 96-4 AI 10
            8.125%, 9/25/27                                            AAA                        1,100            1,148
+     Chase Mortgage Finance Corp.,
         Series:
         93-N A8
            6.75%, 11/25/24                                            Aaa                        1,287            1,218
         94-H A7
            7.25%, 6/25/25                                             Aaa                        1,600            1,576
ss.   Citicorp Mortgage
         Securities, Inc.,
         Series 95-2 B1 REMIC
            7.50%, 4/25/25 (acquired
              8/7/95-7/22/97, cost $849)                               N/R                          874              887
      DLJ Mortgage Acceptance Corp.,
         Series 97-CF2 A1B
         6.82%, 10/15/30                                               AAA                          650              654
      First Boston Mortgage Corp.,
         Series:
      ss.92-4 B1
         8.125%, 10/25/22 (acquired 1/25/93,
            cost $313)                                                 A                            326              333
      93-5 B1
         7.30%, 7/25/23                                                AAA                        1,419            1,418
      GE Capital Mortgage
         Services, Inc.,
         Series 94-24 A4
            7.00%, 7/25/24                                             AAA                          582              558
      J. P. Morgan Commercial Mortgage
         Finance Corp., Series 97-C5 A2
            7.069%, 9/15/29                                            AAA                        1,075            1,098
ss.##   Kidder Peabody Funding Corp.,
         Series 92-4 B2
            8.467%, 5/28/22
            (acquired 8/5/92,
            cost $274)                                                 N/R                          274              274
      Mid-State Trust II, Series 88-2 A4
         9.625%, 4/1/03                                                AAA                        1,050            1,140
      PNC Mortgage Securities Corp.,
         Series:
         94-3 A8
            7.50%, 7/25/24                                             AAA                        2,117            2,107
         96-1 B1
            7.50%, 6/25/26                                             AA                         1,159            1,174
      Prudential Home Mortgage Securities
         Co., Inc.,
         Series:
ss.+    92-33 B1
         7.50%, 8/15/22 (acquired 9/14/92,
         cost $523)                                                    Aa3                          550              535

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

^+    92-A 2B4
         7.90%, 4/28/22                                                A1                         1,000              979
+     93-17 B1
         6.50%, 3/1/23                                                 Aa2                          597              591
^##   94-A 3B3
         6.803%, 4/28/24                                               N/R                        1,450            1,402
      Residential Accredit Loans, Inc.,
         Series:
      97-Q52 A8
         7.75%, 3/25/27                                                AAA                          525              541
      97-QS4 A7
         7.75%, 5/25/27                                                AAA                          875              902
      97-QS12 A8
         7.25%, 12/25/27 TBA                                           AAA                        1,400            1,402
      Residential Funding Mortgage
         Securities Co., Inc.,
         Series:
         93-MZ3 A2
            6.97%, 8/28/23                                             N/R                          700              682
         93-S27 M2
            7.50%, 6/25/23                                             A                            789              797
         94-S1 A19
            6.75%, 1/25/24                                             AAA                          765              745
      Rural Housing Trust, Series 87-1 M
         3.33%, 10/1/28                                                A-                           938              894
##    Ryland Mortgage Securities Corp.,
         Series 92-A 1A
         8.27%, 3/29/30                                                A-                           529              535
+     Salomon Brothers Mortgage Securities,
         Series 93-3 B1
         7.20%, 8/25/23                                                Aa2                          621              618
      Group Total                                                                                                 24,208

      Commercial Mortgages (10.8%)
      American Southwest Financial Securities
         Corp.,
         Series:
         93-2 A1
            7.30%, 1/18/09                                             N/R                        1,098            1,119
##       93-2 S1 IO
            1.056%, 1/18/09                                            N/R                       11,299              572
+        95-C1 A1B
            7.40%, 11/17/04                                            Aaa                        1,050            1,086
      Asset Securitization Corp.,
         Series:
         95-D1 A1
            7.59%, 8/11/27                                             AAA                        1,222            1,280
         95-MD4 A1
            7.10%, 8/13/29                                             AAA                        1,169            1,203
##       95-MD4 ACS2 IO
            2.381%, 8/13/29                                            N/R                        2,088              371
^+       96-D3 A1C
            7.40%, 10/13/26                                            Aaa                          850              893
         96-MD6 A1C
            7.04%, 11/13/26                                            AAA                          825              848
      Beverly Finance Corp.
         8.36%, 7/15/04                                                AA-                          675              727

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

^+    Carousel Center Finance, Inc.,
         Series 1 B
            7.188%, 10/15/07                                           A                          1,400            1,426
      CBM Funding Corp. Series 96-1 A3PI
            7.08%, 2/1/13                                              AA                           950              979
^     Creekwood Capital Corp.,
         Series 95-1A
            8.47%, 3/16/15                                             AA                           726              808
^     Crystal Run Properties, Series A
            7.393%, 8/15/06                                            AA                         1,100            1,149
^     CVM Finance Corp.
            7.19%, 3/1/04                                              AA                           580              594
^     DLJ Mortgage Acceptance Corp.,
         Series:
         95-CF2 A3
            7.05%, 12/17/27                                            A                          1,100            1,110
         96-CF1 A1B
            7.58%, 3/13/28                                             AAA                        1,100            1,159
         96-CF2 A1B
            7.29%, 7/15/06                                             AAA                          260              269
##       96-CF2 S IO
            1.643%, 11/12/21                                           N/R                        2,473              219
+     GMAC Commercial Mortgage Securities,
         Inc., Series 96-C1 X2 IO
         1.96%, 3/15/21                                                Aaa                        3,616              338
+     GS Mortgage Securities Corp.,
         Series:
         97-GL A2D
            6.94%, 7/13/30                                             Aaa                          550              562
         97-GL X2 IO
            1.07%, 7/13/30                                             Aaa                        2,700              145
^     Lakewood Mall Finance Co.,
         Series 95-C1 A
            7.00%, 8/13/10                                             AA                           900              917
+     LB Commercial Conduit Mortgage Trust,
         Series 96-C2 A
            7.416%, 10/25/26                                           Aaa                        1,035            1,076
      Merrill Lynch Mortgage Investors, Inc.,
         Series:
         96-C1 A3
            7.42%, 4/25/28                                             AAA                        1,100            1,148
         96-C2 A2
            6.82%, 11/21/28                                            AAA                          400              405
         96-C2 IO
            1.529%, 11/21/28                                           N/R                        4,158              373
+     Midland Realty Acceptance Corp.,
         Series 96-C2 A2
            7.233%, 1/25/29                                            Aaa                          700              724
      Mortgage Capital Funding, Inc.,
         Series 95-MC1 A1B
            7.60%, 5/25/27                                             AAA                        1,300            1,342
##    Nomura Asset Securities Corp.,
         Series 94-MD1 A2
            7.664%, 3/15/18                                            N/R                          750              786
^     Prime Property Funding, Series 1A
            6.633%, 7/23/03                                            AA                           794              794
      Group Total                                                                                                 24,422

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

      Energy (0.6%)
^     Excel Paralubes Funding
         7.43%, 11/1/15                                                A-                         1,275            1,292
      Finance (13.1%)
^     Anthem Insurance Cos., Inc.,
         Series A
            9.00%, 4/1/27                                              BBB+                         900              970
^     BankAmerica Institutional, Series A
            8.07%, 12/31/26                                            A-                         1,350            1,388
^     BT Institutional Capital Trust,
         Series A
            8.09%, 12/1/26                                             BBB+                         850              860
^     Corestates Capital Corp.
            8.00%, 12/15/26                                            A-                         1,025            1,047
      Countrywide Funding Corp. Series A
            6.55%, 4/14/00                                             A                          1,000            1,006
^     Equitable Life Assurance Society
         of the U.S., Series 1A
         6.95%, 12/1/05                                                A                          1,200            1,209
^     Farmers Insurance Exchange
         8.625%, 5/1/24                                                BBB+                         975            1,038
^     Fifty-Seventh Street Associates
         7.125%, 6/1/17                                                A                          1,166            1,173
^     First Chicago NBD Corp., Series A
         7.95%, 12/1/26                                                A-                         1,225            1,237
^     First Hawaiian Bank, Series A
         6.93%, 12/1/03                                                A                          1,650            1,666
      First Union Institutional Capital,
         Series I
         8.04%, 12/1/26                                                BBB+                       1,125            1,153
^     Florida Property & Casualty
         7.375%, 7/1/03                                                A-                           800              826
         7.45%, 7/1/04                                                 A                            200              207
^     Florida Windstorm
         6.70%, 8/25/04                                                A-                           750              748
^+    Home Ownership Funding Corp.,
         13.331% (Preferred Stock)                                     Aaa                     (1)4,350            4,221
^     John Hancock Surplus Note
         7.375%, 2/15/24                                               AA-                          950              949
^     Metropolitan Life Insurance Co.
         7.45%, 11/1/23                                                AA                           875              851
^     Nationwide Mutual Life Insurance Co.
         7.50%, 2/15/24                                                A+                           850              837
      NB Capital Trust
         8.25%, 4/15/27                                                A-                           800              843
^     New York Life Insurance Co.
         7.50%, 12/15/23                                               AA                           500              495
      PNC Institutional Capital, Series A
         7.95%, 12/15/26                                               BBB+                       1,050            1,055
^     Prime Property Funding
         7.00%, 8/15/04                                                A                            875              884
^     State Street Institutional Capital,
      Series:
      A
         7.94%, 12/30/26                                               A                            825              841
      B
         8.035%, 3/15/27                                               A                            250              257

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

      Washington Mutual Capital
         8.375%, 6/1/27                                                BBB-                         445              467
^     Wells Fargo Capital, Series A
         8.125%, 12/1/26                                               BBB                        1,150            1,183
^     World Financial Properties,
      Series:
      96 WFP-B
         6.91%, 9/1/13                                                 AA-                        1,738            1,756
      96 WFP-D
         6.95%, 9/1/13                                                 AA-                          450              456
      Group Total                                                                                                 29,623

      Foreign Governments (0.8%)
      Government of Germany
         7.375%, 1/3/05                                                AAA                     DEM3,075            1,955
      Industrials (0.9%)
      News America Holdings
         7.75%, 1/20/24                                                BBB                         $375              370
         7.75%, 2/1/24                                                 BBB                          565              557
^     Oxymar
         7.50%, 2/15/16                                                BBB                          650              650
      Tier One Properties, 11.095%
         (Preferred Stock)                                             A                         (1)425              416
      Group Total                                                                                                  1,993

      Rated Non-Agency Fixed Rate
         Mortgages (0.6%)
      Bank of America, Series A
         8.375%, 5/1/07                                                AAA                          120              121
      California Federal Savings & Loan,
         Series 86-1A
         8.80%, 1/1/14                                                 AA                            77               77
      First Federal Savings & Loan
         Association, Series 92-C
         8.75%, 6/1/06                                                 AA                            43               44
##    Resolution Trust Corp., Series 92-5 C
         8.618%, 1/25/26                                               AA                           455              459
      Ryland Acceptance Corp.
         Series IV 79-A
            6.65%, 7/1/11                                              AA                           779              750
      Group Total                                                                                                  1,451

      Stripped Mortgage Backed Securities-
        Agency Collateral Series (1.2%)
      Federal National Mortgage Association,
         Series:
         93-146 G PO REMIC
            5/25/23                                                    Agy                          583              382
         93-243 C PO REMIC
            11/25/23                                                   Agy                          128               99
         249 1 PO
            10/25/23                                                   Agy                        1,941            1,282
         254 1 PO
            1/1/24                                                     Agy                          634              454
         260 1 PO
            4/1/24                                                     Agy                          848              603
      Group Total                                                                                                  2,820

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

      Telephones (0.4%)
      Tele-Communications, Inc.
         9.25%, 1/15/23                                                BBB-                         825              888

      Transportation (0.5%)
^     Jet Equipment Trust, Series 95-A A11
         10.00%, 6/15/12                                               A+                           950            1,178

      U.S. Treasury Securities (20.3%)
      U.S. Treasury Bond
         8.75%, 8/15/20                                                Tsy                       10,795           13,686
      U.S. Treasury Notes
         6.25%, 5/31/99                                                Tsy                       12,075           12,162
         6.75%, 6/30/99                                                Tsy                        4,000            4,062
     ++  7.125%, 9/30/99                                               Tsy                        5,600            5,736
         3.625%, 7/15/02 (Inflation Indexed)                           Tsy                          501              500
         3.375%, 1/15/07 (Inflation Indexed)                           Tsy                        8,129            7,974
      U.S. Treasury Strip, PO
         11/15/18                                                      Tsy                        7,400            1,870
      Group Total                                                                                                 45,990

Utilities (0.2%)
^     Edison Mission Energy Funding Corp.,
         Series B
         7.33%, 9/15/08                                                BBB                          500              514

      Yankee (3.3%)
^     Alcoa Aluminio SA, Series 96-1
         7.50%, 12/16/08                                               BBB                          975              995
      AST Research, Inc.
         7.45%, 10/1/02                                                A-                           850              847
^     Hyundai Semiconductor America
         8.625%, 5/15/07                                               BBB-                         925              944
      Korea Development Bank
         7.375%, 9/17/04                                               AA-                          790              796
^     Paiton Energy Funding
         9.34%, 2/15/14                                                BBB-                         800              877
^     Petroliam Nasional Bhd.
         7.125%, 10/18/06                                              A+                           800              793
^     Petrozuata Finance, Inc.
         8.22%, 4/1/17                                                 BBB                        1,030            1,088
^     Ras Laffan Liquefied Natural Gas Co.
         8.294%, 3/15/14                                               BBB+                         350              380
      Republic of Colombia
         8.70%, 2/15/16                                                BBB-                         700              714
      Group Total                                                                                                  7,434
Total Fixed Income Securities (Cost $215,747)                                                                    219,838

                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+
------------------                                                 ---------                  -----           ------

INTEREST RATE CAP (0.1%)-See Note A6

J.P. Morgan and Co., Inc., terminating
  10/15/99, to receive on 10/15/99 the
  excess, as measured on 10/15/98, of
  12 month LIBOR over 6.34% multiplied
  by the notional amount. (Premium
  Paid $243)                                                           N/R                       57,500              174
CASH EQUIVALENTS (5.2%)
Short-term Investments
  Held as Collateral for
  Loaned Securities (0.4%)                                                                          844              844
Commercial Paper (0.6%)
First Chicago NBD Corp.
  5.839%, 10/3/97                                                                                 1,525            1,525
Repurchase Agreement (4.2%)
Chase Securities, Inc. 5.90% dated
  9/30/97, due 10/1/97, to be repurchased
  at $9,497, collateralized by various
  U.S. Government Obligations due
  10/1/97-1/29/99, valued at $9,584                                                               9,495            9,495
Total Cash Equivalents (Cost $11,864)                                                                             11,864
Total Investments (102.3%) (Cost $227,854)                                                                       231,876

                                                                                                               Value
                                                                                                              (000)+
                                                                                                              ------
Other Assets and Liabilities (-2.3%)
Dividends Receivable                                                                                                 187
Interest Receivable                                                                                                2,635
Receivable for Investments Sold                                                                                      988
Receivable for Daily Variation on Futures Contracts                                                                   18
Unrealized Gain on Swap Agreements                                                                                     4
Other Assets                                                                                                           7
Payable for Investments Purchased                                                                                 (7,863)
Payable for Fund Shares Redeemed                                                                                     (33)
Payable for Investment Advisory Fees                                                                                (209)
Payable for Administrative Fees                                                                                      (15)
Payable for Trustees' Deferred Compensation Plan-Note F                                                               (6)
Unrealized Loss on Forward Foreign Currency Contracts                                                                (31)
Collateral on Securities Loaned, at Value                                                                           (844)
Other Liabilities                                                                                                    (52)
                                                                                                                  (5,214)
NET ASSETS (100%)                                                                                               $226,662
INSTITUTIONAL CLASS
Net Assets
Applicable to 19,770,477 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                                                                                  $226,662
NET ASSET VALUE PER SHARE                                                                                         $11.46
Net Assets Consist of:
Paid in Capital                                                                                                 $216,715
Undistributed Net Investment Income (Loss)                                                                         4,574
Undistributed Realized Net Gain (Loss)                                                                             1,526
Unrealized Appreciation (Depreciation) on: Investment Securities                                                   4,022
  Foreign Currency Transactions                                                                                      (32)
  Futures and Swaps                                                                                                 (143)
Net Assets                                                                                                      $226,662

ss.         Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $2,036 or 0.9% of net assets.
+           See Note A1 to Financial Statements.
++          Ratings are unaudited.
^           144A security. Certain conditions for public sale may exist.
++          A portion of these securities was pledged to cover margin
            requirements for futures contracts.
+           Moody's Investor Service, Inc. rating. Security is not rated by
            Standard & Poor's Corporation.
##          Variable or floating rate security-rate disclosed is as of September
            30, 1997.
(1)         Amount represents shares held by the Portfolio.
CMO         Collateralized Mortgage Obligation
DEM         German Mark
INV FI      Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate.
            Indicated rate is the effective rate at September 30, 1997.
IO          Interest Only
N/R         Not rated by Moody's Investor Service, Inc., Standard & Poor's or
            Fitch.
PAC         Planned Amortization Class
PO          Principal Only
REMIC       Real Estate Mortgage Investment Conduit
TBA         Security is subject to delayed delivery. See Note A8 to Financial
            Statements.
YMA         Yield Maintenance Agreement

                                                         Statement of Net Assets

Mortgage-Backed
Securities Portfolio
Statement of Net Assets
Fixed Income Securities (98.0%)
(Unless otherwise noted)


                                                                        ++Ratings                  Face
                                                                        (Standard                Amount            Value
September 30, 1997                                                       & Poor's                 (000)           (000)+
------------------                                                       --------                 -----           ------

   Adjustable Rate Mortgages (15.0%)
##   Government National Mortgage
         Association
         Various Pools:
              6.50%, 8/20/27                                                  Agy                  2,970             3,015
         October TBA
              6.00%, 6/20/27                                                  Agy                  2,700             2,717

     Group Total                                                                                                     5,732

     Agency Fixed Rate Mortgages (38.1%)
     Federal Home Loan Mortgage
         Corporation
         Conventional Pools:
              10.00%, 2/1/18                                                  Agy                    341               372
              11.50%, 2/1/14-1/1/16                                           Agy                    221               251
              12.50%, 9/1/11-11/1/14                                          Agy                    179               211
         Gold Pools:
              7.00%, 1/1/24-12/1/24                                           Agy                    759               760
              7.50%, 2/1/27-6/1/27                                            Agy                  5,558             5,666
         October TBA
              7.50%, 7/15/26                                                  Agy                  1,750             1,781
     Federal National Mortgage
         Association
         Conventional Pools:
              10.00%, 9/1/18-2/1/25                                           Agy                    771               845
              11.50%, 2/1/15-12/1/15                                          Agy                    155               176
              12.50%, 9/1/13                                                  Agy                     20                24
              13.00%, 5/1/13                                                  Agy                     59                68
     Government National Mortgage
         Association
         Various Pools:
              7.00%, 12/15/23                                                 Agy                  1,812             1,818
              10.00%, 1/15/13-12/25/26                                        Agy                    706               782
              10.50%, 12/15/10-12/15/17                                       Agy                    346               390
              11.00%, 12/15/09-8/15/15                                        Agy                     42                47
              11.50%, 5/15/13                                                 Agy                     26                29
              12.00%, 12/15/12-11/15/15                                       Agy                  1,097             1,273
     Group Total                                                                                                    14,493


     Asset Backed Corporates (0.5%)
     Old Stone Credit Corp,
         Series 92-3 B1
              6.35%, 9/25/07                                                  AAA                     32                31
     Security Pacific Home Equity
         Trust, Series 91-A B
              10.50%, 3/10/06                                                 A+                     176               176
     Group Total                                                                                                       207

     Collateralized Mortgage Obligations-
     Agency Collateral Series (8.6%)
     Federal Home Loan Mortgage
         Corporation,
         Series:
         90-129 H PAC
              8.85%, 3/15/21                                                  Agy                    185               202
         90-1007 F Inv Fl
              21.795%, 1/15/20                                                Agy                      3                 3
         1415-S Inv Fl IO CMO
              18.813%, 11/15/07                                               Agy                    142                66
         1476-S Inv Fl IO REMIC PAC
              4.363%, 2/15/08                                                 Agy                  1,122               131
         1485-S Inv Fl IO REMIC
              3.913%, 3/15/08                                                 Agy                  1,954               173
         1600-SA Inv Fl IO REMIC
              2.313%, 10/15/08                                                Agy                  3,103               172
         1950-SC Inv Fl IO
              2.313%, 10/15/22                                                Agy                  3,450               316
     Federal National Mortgage
         Association,
         Series:
         90-118 S Inv Fl CMO
              28.975%, 9/25/20                                                Agy                     43                66
         92-52 SQ Inv Fl IO REMIC
              7229.546%, 9/25/22                                              Agy                      1               241
         92-186 S Inv Fl IO CMO
              3.363%, 10/25/07                                                Agy                  2,243               193
         93-205 G PO REMIC
              9/25/23                                                         Agy                    180               116
         93-235 H PO REMIC
              9/25/23                                                         Agy                     72                56
         96-68 SC Inv Fl IO REMIC
              2.475%, 1/25/24                                                 Agy                    432                52
         97-30 Inv Fl IO REMIC
              2.281%, 7/25/22                                                 Agy                  1,035                96
         282 1 PO
              5/15/24                                                         Agy                    564               386
     Government National Mortgage
         Association,
         Series:
         96-12 S Inv Fl IO REMIC
              2.813%, 6/16/26                                                 Agy                  4,557               316
         96-13 S Inv Fl IO REMIC
              3.65%, 7/16/11                                                  Agy                  1,817               158
         96-17 S Inv Fl IO REMIC
              2.863%, 8/16/26                                                 Agy                  2,269               164

     Kidder Peabody Mortgage Assets
         Trust,
         Series:
+        87-B IO
              9.50%, 4/22/18                                                  Aaa                    190                57
+        87-B PO
              4/22/18                                                         Aaa                    190               143
     Morgan Stanley Mortgage Trust,
         Series 28 8 PAC
              9.40%, 10/1/18                                                  AAA                    165               172
     Group Total                                                                                                     3,279

     Collateralized Mortgage Obligations-
     Non-Agency Collateral Series (19.8%)
     American Housing Trust,
         Series V 1G
              9.125%, 4/25/21                                                 AAA                    379               402
     Citicorp Mortgage Securities, Inc.,
         Series 93-9 A1 REMIC
              7.00%, 3/25/20                                                  AAA                    123               124
     CMC Securities Corp. IV,
         Series 94-G A4
              7.00%, 9/25/24                                                  AAA                    250               239
     Countrywide Funding Corp.,
         Series 94-12 A10
              7.00%, 5/25/24                                                  AAA                  1,135             1,096
     DLJ Mortgage Acceptance Corp.,
         Series 97-CF2 A1B
              6.82%, 10/15/30                                                 AAA                    100               101
ss.  First Boston Mortgage Corp.,
         Series 92-4 B1
              8.125%, 10/25/22
              (acquired 1/25/93-
              10/27/93, cost $145)                                            A                      144               147
     GE Capital Mortgage Services, Inc.,
         Series 94-24 A4
              7.00%, 7/25/24                                                  AAA                    347               333
     J.P. Morgan Commercial Mortgage
         Finance Corp., Series 97-C5 A2
              7.069%, 9/15/29                                                 AAA                    125               128
ss.##Kidder Peabody Funding Corp.,
         Series 92-4 B2
              8.467%, 5/28/22
              (acquired 8/5/92-
              10/27/93, cost $118)                                            N/R                    117               117
     Mid-State Trust II,
         Series 88-2 A4
              9.625%, 4/1/03                                                  AAA                    590               641
     PNC Mortgage Securities Corp.,
         Series 96-1 B1
              7.50%, 6/25/26                                                  AA                     306               310
     Prudential Home Mortgage
         Securities Co., Inc.,
         Series:
ss.+       92-33 B1
              7.50%, 11/15/22
              (acquired 11/30/92,
              cost $226)                                                      Aa3                    263               255
^##  94-A 3B3
              6.803%, 4/28/24                                                 N/R                    910               880

     Residential Accredit Loans, Inc.
         Series:
+        97-QS1 A11
              7.50%, 2/25/27                                                  Aaa                    190               192
         97-Q52 A8
              7.75%, 3/25/27                                                  AAA                     85                88
         97-QS3 A8
              7.75%, 4/25/27                                                  AAA                    170               175
         97-QS12 A8 TBA
              7.25%, 12/25/27                                                 N/R                    225               225
     Residential Funding Mortgage
         Securities Co., Inc.,
         Series 94-S1 A19
              6.75%, 1/25/24                                                  AAA                    301               293
     Rural Housing Trust,
         Series 87-1 M
              3.33%, 10/1/28                                                  A-                     410               391
+    Ryland Mortgage Securities Corp.,
         Series 93-4 A9
              7.50%, 8/25/24                                                  Aaa                    885               887
     Saxon Mortgage Securities Corp.,
         Series 93-8A A6
              7.375%, 9/25/23                                                 AAA                    517               513
     Group Total                                                                                                     7,537

     Commercial Mortgages (10.0%)
     Asset Securitization Corp.,
         Series:
         95-MD4 A1
              7.10%, 8/13/29                                                  AAA                    219               225
^+       96-D3 A1C
              7.40%, 10/13/26                                                 Aaa                    140               147
         96-MD6 A1C
              7.04%, 11/13/26                                                 AAA                    140               144
     Beverly Finance Corp.
              8.36%, 7/15/04                                                  AA-                    285               307
     CBM Funding Corp.,
         Series 96-1 A3PI
              7.08%, 2/1/13                                                   AA                     155               160
     CS First Boston Mortgage
         Securities Corp.,
         Series 97-C1 A1C
              7.24%, 6/20/29                                                  AAA                    190               197
^    DLJ Mortgage Acceptance Corp.,
         Series:
         96-CF2 A1B
              7.29%, 11/12/21                                                 AAA                     45                47
##       96-CF2 S IO
              1.643%, 11/12/21                                                N/R                    472                42
+    GS Mortgage Securities Corp.,
         Series 97-GL A2D
              6.94%, 7/13/30                                                  Aaa                    105               107
^    Lakeside Finance Corp.
              6.47%, 12/15/00                                                 AA                     315               315
+    LB Commercial Conduit Mortgage Trust,
         Series 96-C2 A
              7.416%, 10/25/26                                                Aaa                    168               174

     Merrill Lynch Mortgage
         Investors, Inc.,
         Series:
         96-C2 A2
              6.82%, 11/21/28                                                 AAA                     70                71
         96-C2 IO
              1.529%, 11/21/28                                                N/R                    740                66
+    Midland Realty Acceptance Corp.,
         Series 96-C2 A2
              7.233%, 1/25/29                                                 Aaa                    120               124
+    Mortgage Capital Funding, Inc.,
         Series 97-MC1 A3
              7.288%, 7/20/27                                                 Aaa                    225               234
     Nomura Asset Securities Corp.,
         Series:
         94-MD1 A1B
              7.526%, 3/15/18                                                 N/R                    185               190
##       94-MD1 A2
              7.664%, 3/15/18                                                 N/R                    150               157
^    Prime Property Funding,
         Series 1 A
              6.633%, 7/23/03                                                 AA                     259               259
     Sawgrass Financial,
         Series 93-A1
              6.45%, 1/20/06                                                  AAA                    340               341
+    Stratford Finance Corp.
              6.776%, 2/1/04                                                  AA                     495               493
     Group Total                                                                                                     3,800

     Finance (2.7%)
^+   Home Ownership Funding Corp.,
              13.331% (Preferred Stock)                                       Aaa               (1)1,050             1,019

     Rated Non-Agency Fixed Rate Mortgages (1.6%)
     DLJ Mortgage Acceptance Corp.,
         Series 93-MF7 A1
              7.40%, 6/18/03                                                  AAA                    242               248
##   Resolution Trust Corp.,
         Series 92-5 C
              8.618%, 1/25/26                                                 AA                     304               307
     Ryland Acceptance Corp. IV,
         Series 79-A
              6.65%, 7/1/11                                                   AA                      69                66
     Group Total                                                                                                       621

     Stripped Mortgage Backed Securities-
     Agency Collateral Series (1.7%)
     Federal National Mortgage Association
         Series:
         249 1 PO,
              10/25/23                                                        Agy                    111                74
         254 1 PO,
              1/1/24                                                          Agy                     98                70
         260 1 PO,
              4/1/24                                                          Agy                    131                93
##       93-M2 B IO REMIC
              2.575%, 7/25/03                                                 Agy                    554                32
         93-146 G PO REMIC
              5/25/23                                                         Agy                    234               153

         93-243 C PO REMIC
              11/25/23                                                        Agy                     44                34
         96-27 A PO REMIC
              10/25/23                                                        Agy                    345               151
     First Boston Mortgage Securities Corp.,
         Series 87-B2 IO
              8.985%, 4/25/17                                                 AAA                    145                40
     Group Total                                                                                                       647

     Total Fixed Income Securities (Cost $36,503)                                                                   37,335

     STRUCTURED INVESTMENTS (0.4%)-See Note A7
     Morgan Guaranty Trust Company,
         11/20/05; monthly payments equal to 1% per annum of the outstanding notional balance, indexed to GNMA
         ARM pools. (Cost $189)                                               N/R                  4,745               137

     INTEREST RATE CAPS (0.1%)-See Note A6
     Bankers Trust Co., Inc., terminating
         10/15/99, to receive on 10/15/99 the excess, as measured on 10/15/98, of 12 month LIBOR over 6.34% multiplied
         by the notional amount.N/R                                           6,600                   20
     J.P. Morgan and Co., Inc., terminating
         10/15/99, to receive on 10/15/99 the
         excess, as measured on 10/15/98, of
         12 month LIBOR over 6.34% multiplied
         by the notional amount.                                              N/R                 10,000                30
     Group Total (Premium Paid $68)                                                                                     50

     CASH EQUIVALENTS (13.5%)
     Agency Floating Rate Mortgage (0.8%)
##   Federal Home Loan Mortgage Corporation,
         2/15/24                                                              299                    299

     Discount Note (7.6%)
     Federal Home Loan Mortgage Corporation,
         10/16/97                                                                                  1,500             1,496
     Federal National Mortgage
         Association
         10/17/97                                                                                  1,400             1,397
     Group Total                                                                                                     2,893

     U.S. Treasury Security (1.3%)
++   U.S. Treasury Bill
         11/13/97                                                                                    515               512

     Repurchase Agreement (3.8%)
     Chase Securities, Inc. 5.90% dated
         9/30/97, due 10/1/97, to be
         repurchased at $1,434,
         collateralized by various U.S.
         Government Obligations, due
         10/1/97-1/29/99 valued at $1,447                                                          1,434             1,434
     Total Cash Equivalents (Cost $5,134)                                                                            5,138

     Total Investments (112.0%) (Cost $41,894)                                                                      42,660

     Other Assets and Liabilities (-12.0%)
     Dividends Receivable                                                                                               35
     Interest Receivable                                                                                               357
     Receivable for Investments Sold                                                                                 1,966
     Rceivable for Fund Shares Sold                                                                                     10
     Receivable for Daily Variation on Futures Contracts                                                                 8
     Other Assets                                                                                                        2
     Payable for Investments Purchased                                                                             (6,819)
     Payable for Fund Shares Redeemed                                                                                 (14)
     Payable for Investment Advisory Fees                                                                             (40)
     Payable for Administrative Fees                                                                                   (3)
     Payable for Trustees' Deferred Compensation Plan-Note F                                                           (1)
     Unrealized Loss on Swap Agreements                                                                               (51)
     Other Liabilities                                                                                                (25)
                                                                                                                   (4,575)
     NET ASSETS (100%)                                                                                             $38,085

     INSTITUTIONAL CLASS

     Net Assets
     Applicable to 3,540,390 outstanding
         shares of beneficial interest (unlimited
         authorization, no par value)                                                                              $38,085

     NET ASSET VALUE PER SHARE                                                                                      $10.76

     Net Assets Consist of:
     Paid in Capital                                                                                               $39,281
     Undistributed Net Investment Income (Loss)                                                                      1,007
     Undistributed Realized Net Gain (Loss)                                                                         (2,861)
     Unrealized Appreciation (Depreciation) on:
         Investment Securities                                                                                         766
         Futures and Swaps                                                                                            (108)
     Net Assets                                                                                                    $38,085

ss. Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $519 or 1.4% of net assets.
+        See Note A1 to Financial Statements.
++       Ratings are unaudited.
^        144A security. Certain conditions for public sale may exist.
++ A portion of these securities was pledged to cover margin requirements for futures contracts.
+ Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
##       Variable or floating rate security-rate disclosed is as of September
         30, 1997.
(1)      Amount represents shares held by the Portfolio.
CMO      Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 1997.
IO       Interest Only
N/R Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch.
PAC      Planned Amortization Class
PO       Principal Only
REMIC    Real Estate Mortgage Investment Conduit
TBA      Security is subject to delayed delivery. See note A8 to Financial
         Statements.

                                                         Statement of Net Assets

Limited Duration
Portfolio
Statement of Net Assets
Fixed Income Securities (94.9%)
(Unless otherwise noted)

                                                                        ++Ratings                  Face
                                                                        (Standard                Amount            Value
September 30, 1997                                                       & Poor's                 (000)           (000)+
------------------                                                       --------                 -----           ------

   Adjustable Rate Mortgages (18.9%)
##   Government National Mortgage
         Association
         Various Pools:
              6.00%, 9/20/27                                                  Agy                 $9,750            $9,823
              6.50%, 8/20/27                                                  Agy                 16,830            17,088
     November TBA
              6.00%, 11/20/27                                                 Agy                  2,500             2,515
     Group Total                                                                                                    29,426

     Agency Fixed Rate Mortgages (8.4%)
     Federal Home Loan Mortgage Corporation
         Conventional Pools:
              10.00%, 4/1/10-8/1/16                                           Agy                    371               405
              10.50%, 12/1/14-11/1/19                                         Agy                    669               744
              11.00%, 8/1/15-5/1/20                                           Agy                    257               288
              11.50%, 12/1/08-1/1/18                                          Agy                  1,160             1,315
         Gold Pools:
              10.00%, 2/1/21-10/1/21                                          Agy                    299               330
              10.50%, 1/1/19-10/1/20                                          Agy                    583               648
              11.50%, 8/1/10                                                  Agy                    195               224
              12.00%, 6/1/15-9/1/15                                           Agy                    535               614
     Federal National Mortgage Association
         Conventional Pools:
              10.00%, 12/1/15-9/1/16                                          Agy                    668               732
              10.50%, 4/1/15                                                  Agy                    112               126
              11.00%, 7/1/20                                                  Agy                    467               526
              12.00%, 5/1/14-8/1/20                                           Agy                    344               396
              12.50%, 2/1/15                                                  Agy                     99               115
     Government National Mortgage Association
         Various Pools:
              10.00%, 11/15/09-12/25/26                                       Agy                  3,132             3,476
              10.50%, 5/15/16-5/15/26                                         Agy                    724               816
              11.00%, 1/15/10-6/15/20                                         Agy                  1,720             1,966
              11.50%, 2/15/13-9/15/14                                         Agy                    280               325
     Group Total                                                                                                    13,046

     Asset Backed Corporates (25.3%)
^    Aegis Auto Receivables Trust,
         Series 95-1 A
              8.60%, 3/20/02                                                  N/R                    400               402
^    ACC Automobile Receivables Trust,
         Series 97-C A
              6.40%, 3/17/04                                                  AAA                    746               748

     AFG Receivables Trust,
         Series:
         95-A A
              6.15%, 9/15/00                                                  A                      197               197
         96-B A
              6.60%, 4/15/01                                                  A                      336               337
         97-A A
              6.35%, 10/15/02                                                 AAA                    649               650
     ALPS,
         Series 94-1 A2 CMO
              7.15%, 11/15/97                                                 AA                     788               795
     Americredit Automobile Receivables Trust,
         Series 96-B A
              6.50%, 1/12/02                                                  AAA                    657               660
     Arcadia Auto,
         Series 97-C A4
              6.375%, 1/15/03                                                 AAA                    770               773
     Associates Manufactured Housing
         Pass Through Certificates,
         Series 97-1 A3
              6.60%, 6/15/28                                                  AAA                    845               851
     Case Equipment Loan Trust,
         Series:
         95-A A
              7.30%, 3/15/02                                                  AAA                    140               142
         95-A B
              7.65%, 3/15/02                                                  A                      209               212
     Champion Home Equity Loan Trust,
         Series:
         96-3 A2
              7.03%, 8/25/11                                                  AAA                    650               656
         96-4 A2
              6.66%, 11/25/11                                                 AAA                    875               876
     Cityscape Home Equity Loan Trust,
         Series:
         96-1 A1
              6.45%, 1/25/11                                                  AAA                    252               251
         96-3 A2
              6.65%, 6/25/11                                                  AAA                    600               600
         97-1 A3
              6.63%, 3/25/18                                                  AAA                  1,300             1,301
     CPS Auto Grantor Trust,
         Series:
         96-3 A
              6.30%, 8/15/02                                                  AAA                    528               529
         97-2 A
              6.65%, 10/15/02                                                 AAA                    455               458
     Contimortgage Home Equity Loan Trust,
         Series 96-3 A2
              6.97%, 7/15/11                                                  AAA                    600               602
     Crown Home Equity Loan Trust,
         Series 96-1 A2
              6.51%, 6/25/11                                                  AAA                    950               950
     CS First Boston Mortgage Securities Corp.,
         Series 96-2 A2
              6.32%, 3/25/05                                                  AAA                    875               873
     Delta Funding Home Equity Loan Trust,
         Series 96-3 A2
              6.525%, 10/25/11                                                AAA                    950               948

     First Merchants Auto Receivables Corp.,
         Series:
         96-C A2
              6.15%, 7/15/01                                                  AAA                  1,175             1,167
^        97-2 A1
              6.85%, 11/15/02                                                 AAA                    564               568
     First Plus Home Loan Trust,
         Series:
         96-3 A2
              6.85%, 6/20/07                                                  AAA                    900               904
         96-4 A3
              6.28%, 3/10/09                                                  AAA                    900               898
         97-1 A3
              6.45%, 6/10/09                                                  AAA                  1,300             1,300
     First Union Residential
         Securitization Trust
         Series
         96-2 A2
              6.46%, 9/25/11                                                  AAA                    925               924
     Fleet Finance, Inc.,
         Series 93-1 A
              5.45%, 3/20/23                                                  AAA                     14                14
     Fleetwood Credit Corp.,
         Series 92-A A
              7.10%, 2/15/07                                                  AAA                    510               511
     Ford Credit Auto Owner Trust,
         Series:
         96-A A3
              6.50%, 11/15/99                                                 AAA                  1,700             1,711
         96-B
              6.55%, 2/15/02                                                  A                      400               402
     Ford Credit Grantor Trust,
         Series 94-B A
              7.30%, 10/15/99                                                 AAA                    493               497
     General Electric Home Equity Loan
         Asset-Backed Certificates,
         Series 91-1 B
              8.70%, 9/15/11                                                  AAA                    850               873
     General Motors Acceptance Corp.,
         Grantor Trust,
         Series 93-A A
              4.15%, 3/15/98                                                  AAA                      2                 2
     General Motors Acceptance Corp.,
         Series 97-A A
              6.50%, 4/15/02                                                  AAA                    885               889
     Greenwich Capital Acceptance, Inc.,
         Series 95-BA1 A1
              6.00%, 8/10/20                                                  AAA                    302               301
     Honda Auto Receivables Grantor Trust,
         Series 97-A A
              5.85%, 2/15/03                                                  AAA                  1,281             1,280
     IBM Credit Receivables Lease Asset
         Master Trust,
         Series 93-1 A
              4.55%, 11/15/00                                                 AAA                    116               115
     IMC Home Equity Loan Trust,
         Series 96-4 A3
              6.81%, 7/25/11                                                  AAA                    500               502
^    Long Beach Auto,
         Series 97-2 A
              6.69%, 9/25/04                                                  AAA                    568               568

     Money Store (The) Home Equity Trust,
         Series 95-CA1
              6.20%, 1/15/09                                                  AAA                    127               126
^    NAL Auto Trust,
         Series:
         96-3A
              7.30%, 12/15/00                                                 N/R                    250               249
         97-2A
              7.75%, 9/15/02                                                  N/R                    420               420
^    National Car Rental
         Financing Ltd.,
         Series 96-1 A4
              7.35%, 10/20/03                                                 N/R                    600               615
     Navistar Financial Corp.,
         Series 94-B A
              6.40%, 1/15/00                                                  AAA                    361               361
^    NPR Health Care,
         Series 97-1 A
              6.815%, 7/1/01                                                  N/R                    300               303
     Oakwood Mortgage Investors Inc.,
         Series 95-B A1
              6.25%, 1/15/21                                                  AAA                    267               267
     Old Stone Credit Corp,
         Series 92-3 B1
              6.35%, 9/25/07                                                  AAA                     94                93
     Olympic Automobile Receivables Trust,
         Series:
         94-A1
              5.65%, 1/15/01                                                  AAA                    180               180
         94-B B
              6.95%, 6/15/01                                                  AAA                    240               242
     Onyx Acceptance Grantor Trust,
         Series:
         97-2 A
              6.35%, 10/15/03                                                 AAA                    955               957
         1997-3A
              6.35%, 1/15/04                                                  AAA                    800               803
     Onyx Acceptance Trust,
         Series:
         94-1 A
              6.90%, 1/17/00                                                  AAA                    122               123
     Preferred Credit Corp.,
         Series 97-1 A3
              6.91%, 5/1/07                                                   AAA                    850               856
     Premier Auto Trust,
         Series:
         94-3 B
              6.80%, 12/2/99                                                  AA                     113               114
         95-A A4
              6.00%, 5/6/00                                                   AAA                    775               775
     Security Pacific Home Loan Equity Trust,
         Series 91-1 B
              8.85%, 5/15/98                                                  AAA                    678               688
     Southern Pacific Secured Assets Corp.,
         Series 96-1 A2
              6.09%, 3/25/27                                                  AAA                    309               308

+    Team Fleet Financing Corp.,
         Series:
         96-1 A
              6.65%, 12/15/02                                                 A-                     350               350
         97-1 A
              7.35%, 5/15/03                                                  A-                     875               900
     Union Acceptance Corp.,
         Series:
         96-B A
              6.45%, 7/9/03                                                   AAA                    722               722
         97-B A2
              6.70%, 6/8/03                                                   AAA                    700               706
+    Vanderbilt Mortgage Finance,
         Series 97-B 1A2
              6.775%, 12/7/28                                                 Aaa                  1,000             1,012
     WFS Financial Owner Trust,
         Series 97-C A3
              6.10%, 3/20/02                                                  AAA                    810               809
     Western Financial Auto Grantor Trust,
         Series:
         93-A1
              4.45%, 7/1/98                                                   AAA                     29                29
         93-2 A2
              4.70%, 10/1/98                                                  AAA                     24                23
         93-3 A1
              4.25%, 12/1/98                                                  AAA                     37                37
         94-1 A1
              5.10%, 6/1/99                                                   AAA                     86                86
     Group Total                                                                                                    39,391

     Collateralized Mortgage Obligations-
     Agency Collateral Series (12.4%)
     Federal Home Loan Mortgage Corporation,
         Series:
         181 D REMIC
              8.50%, 6/15/16                                                  Agy                  1,340             1,342
         1386 D REMIC
              6.188%, 10/15/07                                                Agy                  1,488             1,491
         1462 PAC-1 (11) REMIC
              6.75%, 9/15/16                                                  Agy                  1,075             1,082
         1542 H PAC-1
              6.50%, 10/15/20                                                 Agy                  1,160             1,165
         1548 G SEQ
              6.00%, 4/15/17                                                  Agy                    926               921
         1560 PE PAC-1 (11) REMIC
              6.00%, 11/15/16                                                 Agy                  1,250             1,245
         1576 PD PAC (11) REMIC
              5.50%, 9/15/02                                                  Agy                  1,075             1,071
         1680 PB PAC-1 (11)
              5.70%, 6/15/12                                                  Agy                    537               535
         1839 A
              6.50%, 7/15/17                                                  Agy                  1,035             1,040
         1931 Class A SEQ
              7.25%, 6/15/21                                                  Agy                    959               970
         92-127 FA REMIC
              6.188%, 3/25/06                                                 Agy                    308               308
         93-16 B
              7.50%, 10/25/19                                                 Agy                    850               863
         93-83 A SEQ
              5.55%, 11/25/16                                                 Agy                    825               814

         94-93 PD PAC
              7.25%, 4/25/15                                                  Agy                    800               809
         96-40 K
              5.75%, 11/25/16                                                 Agy                  1,625             1,610
         97-67 HB
              6.50%, 12/17/21                                                 Agy                  1,450             1,441
         97-67 HD
              6.00%, 12/17/21                                                 Agy                  1,700             1,668
     Federal National Mortgage Association,
         Series 93-70 B
              5.75%, 4/25/16                                                  Agy                    986               976
     Group Total                                                                                                    19,351

     Collateralized Mortgage Obligations-
         Non-Agency Collateral Series (0.3%)
     Citicorp Mortgage Securities, Inc.,
         Series 93-9 B
              7.00%, 3/25/20                                                  AAA                    101               101
     G E Capital Mortgage Services, Inc.,
         Series 93-14 A2 REMIC
              5.75%, 4/25/11                                                  AAA                    355               353
     Group Total                                                                                                       454

Commercial Mortgages (0.8%)
+    Carolina First Bank,
         Series 96
              6.50%, 12/18/99                                                 Aa2                    262               262
     CBM Funding Corp.,
         Series 96-1B A1
              7.55%, 2/1/13                                                   AA                     335               340
+    Midland Realty Acceptance Corp.,
         Series 96-C2 A1
              7.02%, 1/25/27                                                  Aaa                    581               592
     Group Total                                                                                                     1,194

     Finance (11.6%)
     Allstate Corp.
              5.875%, 6/15/98                                                 A                    1,125             1,126
     Associates Corp. of
         North America
              8.25%, 12/1/99                                                  AA-                    800               835
     Bankers Trust New York Corp.
              6.625%, 7/30/99                                                 A                      635               640
     Barclays American Corp.
              7.875%, 8/15/98                                                 AA                     450               458
     Beneficial Corp.
              6.45%, 6/19/00                                                  A                      670               673
     Chase Manhattan Bank N.A.
              5.875%, 8/4/99                                                  A+                   1,375             1,370
     Chrysler Financial Corp.
              6.375%, 1/28/00                                                 A-                     775               778
     CIT Group Holdings
              6.375%, 10/1/02                                                 N/R                    825               822
     Countrywide Funding Corp.
              7.32%, 8/15/00                                                  A                      650               667
^    Farmers Insurance Exchange
              8.50%, 8/1/04                                                   BBB-                   700               750
^    First Hawaiian Bank, Series A
              6.93%, 12/1/03                                                  A                      700               707

^    Florida Property & Casualty
              7.45%, 7/1/04                                                   A                      150               155
              7.375%, 7/1/03                                                  A-                     375               387
^    Florida Windstorm
              6.70%, 8/25/04                                                  A-                     425               424
     Ford Motor Credit Corp.
              7.47%, 7/29/99                                                  A+                     675               691
              8.375%, 1/15/00                                                 A+                     400               419
     General Motors Acceptance Corp.
              6.00%, 12/30/98                                                 A-                     600               601
              +7.25%, 6/22/99                                                 A3                     285               290
     Heller Financial, Inc.
              9.375%, 3/15/98                                                 BBB+                   375               381
              7.875%, 11/1/99                                                 BBB+                   525               542
     Home Ownership Funding Corp.,
              13.331% (Preferred Stock)                                       AAA               (1)1,800             1,747
     Household International
              6.00%, 3/15/99                                                  A                      575               575
^    Hyatt Equities
              7.00%, 5/15/02                                                  BBB+                   925               941
     International Lease Finance
              8.28%, 2/3/00                                                   A+                     550               575
     Lehman Brothers
         Holding, Inc.
              6.625%, 11/15/00                                                A                      725               730
^    Prime Property Funding
              6.80%, 8/15/02                                                  A                      785               789
     Group Total                                                                                                    18,073

     Floating Rate Notes (0.8%)
##   Airlines Pass Through Trust,
         Series 1 A5
              6.006%, 3/15/19                                                 AA                     402               402
##   Student Loan Marketing Association,
         Series:
         95-1 A1
              5.759%, 4/26/04                                                 AAA                    463               463
         96-1 A1
              5.744%, 7/26/04                                                 AAA                    388               389
     Group Total                                                                                                     1,254

     Industrials (1.5%)
^    EES Coke Battery Co., Inc.
              7.125%, 4/15/02                                                 BBB                    575               582
^    Kern River Funding Corp.
              6.42%, 3/31/01                                                  A-                     649               651
     Philip Morris Cos., Inc.
              8.75%, 6/1/01                                                   A                      520               557
     RJR Nabisco, Inc.
              8.625%, 12/1/02                                                 BBB-                   575               604
     Group Total                                                                                                     2,394

     Rated Non-Agency Fixed Rate Mortgages (0.7%)
+    Town & Country Funding Corp.,
         Series A
              5.85%, 8/15/98                                                  Aa2                  1,000               998

     Telephones (0.4%)
     Tele-Communications, Inc.,
         Series 95-C A1
              8.25%, 1/15/03                                                  BBB-                   550               579

     U.S. Treasury Securities (12.7%)
     U.S. Treasury Notes
              5.00%, 2/15/99                                                  Tsy                  1,200             1,188
              ++7.00%, 4/15/99                                                Tsy                  2,375             2,418
              3.625%, 7/15/02 (Inflation Indexed)                             Tsy                 16,210            16,147
     Group Total                                                                                                    19,753

     Utilities (0.4%)
^    Edison Mission Energy Funding
              6.77%, 9/15/03                                                  BBB                    671               677

     Yankee (0.7%)
     AST Research, Inc.
              7.45%, 10/1/02                                                  A-                     600               598
     Korea Development Bank
              7.375%, 9/17/04                                                 AA-                    470               474
     Group Total                                                                                                     1,072

     Total Fixed Income Securities (Cost $147,181)                                                                 147,662

     INTEREST RATE CAP (0.2%)-See Note A6

     Bankers Trust Co., Inc., terminating 10/15/99, to receive on 10/15/99 the excess, as measured on 10/15/98, of 12 month LIBOR over 6.34%
         multiplied by the notional amount.
         (Premium Paid $370)                                                  N/R                 96,748               292

                                                              Face
                                                             Amount           Value
                                                             (000)            (000)+
                                                             -----            ------
CASH EQUIVALENT (3.8%)

Repurchase Agreement (3.8%)
Chase Securities, Inc. 5.90% dated 9/30/97,
    due 10/1/97, to be repurchased at
    $5,961, collateralized by various
    U.S. Government Obligations, due
    10/1/97-1/29/99, valued at $6,016
    (Cost $5,960)                                           5,960             5,960
Total Investments (98.9%) (Cost $153,511)                                   153,914

Other Assets and Liabilities (1.1%)
Dividends Receivable                                                             60
Interest Receivable                                                           1,119
Receivable for Investments Sold                                              14,638
Other Assets                                                                      4
Payable for Investments Purchased                                            (8,395)
Payable for Fund Shares Redeemed                                             (5,613)
Payable for Investment Advisory Fees                                           (114)
Payable for Administrative Fees                                                 (11)
Payable for Trustees' Deferred Compensation Plan-Note F                          (3)
Other Liabilities                                                               (29)
                                                                              1,656

NET ASSETS (100%)                                                          $155,570

INSTITUTIONAL CLASS

Net Assets
Applicable to 14,831,121 outstanding
    shares of beneficial interest (unlimited
    authorization, no par value)                                           $155,570

NET ASSET VALUE PER SHARE                                                    $10.49


                                                                              Value
                                                                               (000)+

Net Assets Consist of:
Paid in Capital                                                            $156,817
Undistributed Net Investment Income (Loss)                                    2,361
Undistributed Realized Net Gain (Loss)                                       (4,002)
Unrealized Appreciation (Depreciation) on:
    Investment Securities                                                       403
    Futures  (9)
Net Assets                                                                 $155,570


+       See Note A1 to Financial Statements.
++      Ratings are unaudited.
^       144A security. Certain conditions for public sale may exist.
++      A portion of these securities was pledged to cover margin requirements for futures contracts.
+       Moody's Investor Service, Inc. rating. Security is not rated by Standard &
        Poor's Corporation.
##      Variable or floating rate security-rate disclosed is as of September 30, 1997.
(1)     Amount represents shares held by the Portfolio.
CMO     Collateralized Mortgage Obligation
N/R     Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or
        Fitch.
PAC     Planned Amortization Class
REMIC   Real Estate Mortgage Investment Conduit
TBA     Security is subject to delayed delivery. See Note A8 to Financial Statements.


Statement of Net Assets

Special Purpose Fixed
Income Portfolio
Statement of Net Assets
Fixed Income Securities (97.1%)
(Unless otherwise noted)

                                                       ++Ratings                  Face
                                                       (Standard                Amount            Value
September 30, 1997                                      & Poor's                 (000)           (000)+
                                                        --------                 -----           ------

   Adjustable Rate Mortgages (10.2%)
##   Government National Mortgage
         Association
         Various Pools:
              6.00%, 8/20/27-9/20/27                        Agy                 39,800           $40,098
         November TBA
              6.00%, 11/20/27                               Agy                 10,150            10,210
     Group Total                                                                                  50,308

     Agency Fixed Rate Mortgages (13.0%)
     Federal Home Loan Mortgage Corporation
         Conventional Pools:
              10.50%, 2/1/19-3/1/27                         Agy                  4,666             5,204
              11.00%, 12/1/10-9/1/20                        Agy                  2,410             2,700
              11.75%, 12/1/17                               Agy                    128               146
         Gold Pools:
              7.00%, 9/1/23-12/1/24                         Agy                  9,397             9,410
              10.50%, 11/1/15-4/1/21                        Agy                    759               844
     Federal National Mortgage Association
         Conventional Pools:
              10.50%, 8/1/15-4/1/22                         Agy                  4,541             5,086
              12.00%, 11/1/15                               Agy                  3,196             3,683
     Government National Mortgage Association
         Various Pools:
              7.00%, 12/15/22-12/15/23                      Agy                 16,132            16,188
              10.00%, 12/15/17-12/25/26                     Agy                  9,521            10,554
              10.50%, 10/15/15-4/15/25                      Agy                  3,641             4,095
              11.00%, 1/15/10-5/15/26                       Agy                  5,680             6,403
              12.00%, 4/15/14                               Agy                     41                47
     Group Total                                                                                  64,360

     Asset Backed Corporates (5.2%)
##   Airplanes Pass Through Trust,
         Series 1 B
              6.756%, 3/15/19                               A                    1,223             1,227
     ALPS,
         Series:
         94-1 A4 CMO
              7.80%, 9/15/04                                AA                   1,450             1,484
         94-1 C2 CMO
              9.35%, 9/15/04                                BBB                  1,816             1,867
     Arcadia Auto,
         Series 97-C A4
              6.375%, 1/15/03                               AAA                  2,280             2,289
     CIT Group Home Equity Loan Trust,
         Series 97-1 A3
              6.25%, 9/15/01                                AAA                  1,325             1,326




  Federal Mortgage Acceptance Corp., Loan
      Receivables Trust,
      Series 96-B A1
           7.629%, 11/1/18                                                 A                    1,290             1,316
  First Plus Home Loan Trust,
      Series:
      97-3 A2
           6.48%, 9/10/08                                                  AAA                  1,345             1,348
      97-3 A3
           6.57%, 10/10/10                                                 AAA                  1,330             1,335
  Honda Auto Receivables Grantor Trust,
      Series 97-A A
           5.85%, 2/15/03                                                  AAA                  3,959             3,955
  Long Beach Auto,
      Series 97-2 A
           6.69%, 9/25/04                                                  AAA                  1,753             1,754
  NAL Auto Trust,
      Series:
      96-4 A
           6.90%, 12/15/00                                                 N/R                    975               969
      97-2 A
           7.75%, 9/15/02                                                  N/R                  1,019             1,020
  National Car Rental
      Financing Ltd.,
      Series 96-1 A4
           7.35%, 10/20/03                                                 N/R                  1,650             1,691
  Security Pacific Home Equity Trust,
      Series 91-AB
           10.50%, 3/10/06                                                 A+                     512               513
  Team Fleet Financing Corp.,
      Series 96-1A
           6.65%, 12/15/02                                                 A-                   1,125             1,126
  WFS Financial Owner Trust,
      Series 97-C A3
           6.01%, 3/20/02                                                  AAA                  2,470             2,467
  Group Total                                                                                                    25,687

  Asset Backed Mortgages (1.9%)
  Champion Home Equity Loan Trust,
      Series 96-2 A4
           8.00%, 9/25/28                                                  AAA                  2,105             2,195
  Cityscape Home Equity
      Loan Trust,
      Series:
ss.   96-3 YMA
           10/25/26 (acquired 12/24/96, cost $53)                          N/R                 38,981                52
      96-3 A IO
           1.00%, 10/25/26                                                 N/R                 34,246               849
      96-3 A8
           7.65%, 8/25/26                                                  AAA                  2,200             2,250




   Contimortgage Home Equity Loan Trust,
       Series:
       96-3 A7
            8.04%, 9/15/27                                                  AAA                  2,150             2,256
       96-4 A11 IO
            1.10%, 1/15/28                                                  AAA                 29,147               766
       96-4 A12 IO
            1.05%, 1/15/28                                                  AAA                  9,408               247
       96-4 A12 YMA
            1/15/28                                                         AAA                 11,765                17
       96-4 A12 YMA
            1/15/28                                                         AAA                 35,300                53
       97-1 A10 YMA
            3/15/28                                                         N/R                 36,896                52
       97-1 A10I IO
            1.10%, 3/15/28                                                  AAA                 34,489               944
   Group Total                                                                                                     9,681

   Collateralized Mortgage Obligations-
       Agency Collateral Series (2.5%)
   Federal Home Loan Mortgage Corporation,
       Series:
       1415-S Inv Fl IO
            18.813%, 11/15/07                                               Agy                  1,003               462
       1476-S Inv Fl IO
            REMIC PAC
            4.363%, 2/15/08                                                 Agy                  9,282             1,082
       1485-S Inv Fl IO REMIC
            3.913%, 3/15/08                                                 Agy                  8,804               781
       1600-SA Inv Fl IO REMIC
            2.313%, 10/15/08                                                Agy                 18,995             1,050
       1709 H PO
            1/15/24                                                         Agy                    237               121
       1750 C PD PO
            3/15/24                                                         Agy                    361               257
       1813 K PO
            2/15/24                                                         Agy                    240               165
       1844 PC PO
            3/15/24                                                         Agy                    435               275
       1887 I PO
            10/15/22                                                        Agy                    255               171
       88-22 C PAC (11)
            9.50%, 4/15/20                                                  Agy                     41                46
   Federal National Mortgage Association,
       Series:
       92-186 S Inv Fl IO CMO
            3.363%, 10/25/07                                                Agy                 17,501             1,503
       93-149 O PO
            8/25/23                                                         Agy                    347               220
       93-205 G PO
            9/25/23                                                         Agy                    853               550
       93-235 H PO REMIC
            9/25/23                                                         Agy                    338               264
       96-14 PC PO
            12/25/23                                                        Agy                    415               239
       96-46 PB PO
            9/25/23                                                         Agy                    425               285
       96-54 N PO
            7/25/23                                                         Agy                    305               228




         96-54 O PO
              11/25/23                                                    Agy                    342               213
         96-68 SC Inv Fl IO REMIC
              2.475%, 1/25/24                                             Agy                  4,050               491
         97-7 AE PO REMIC
              2/15/23                                                     Agy                  1,092               788
         282 1 PO
              5/15/24                                                     Agy                  4,433             3,038
     Group Total                                                                                                12,229

     Collateralized Mortgage Obligations-
         Non-Agency Collateral Series (8.7%)
     American Housing Trust,
         Series:
         IV 2
              9.553%, 9/25/20                                             A                      303               316
         V 1G
              9.125%, 4/25/21                                             AAA                  1,631             1,733
+    Chase Mortgage Finance Corp.,
         Series 93-N A8
              6.75%, 11/25/24                                             Aaa                  2,800             2,651
     Chemical Mortgage Securities, Inc.,
         Series 93-1 M
              7.45%, 2/25/23                                              AA                     225               227
     CMC Securities Corp. IV,
         Series 94-G A4
              7.00%, 9/25/24                                              AAA                  1,800             1,720
     DLJ Mortgage Acceptance Corp.,
         Series 97-CF2 A1B
              6.82%, 10/15/30                                             AAA                  2,975             2,995
ss.  First Boston Mortgage Corp.,
         Series 92-4 B1
              8.125%, 10/25/22 (acquired
              1/26/93, cost $1,056)                                       A                    1,106             1,128
     GE Capital Mortgage
         Services, Inc.,
         Series:
         ^94-13 B1
              6.50%, 4/25/24                                              N/R                  5,297             5,003
         94-24 A4
              7.00%, 7/25/24                                              AAA                  1,681             1,611
+    Independent National Mortgage Corp.,
         Series 94-O B1
              7.875%, 9/25/24                                             A2                   2,522             2,604
     J. P. Morgan Commercial
         Mortgage Finance Corp.,
         Series 97-C5 A2
              7.069%, 9/15/29                                             AAA                  2,200             2,248
ss.##Kidder Peabody Funding Corp.,
         Series 92-4 B2
              8.467%, 5/28/22 (acquired
              8/5/92, cost $739)                                          N/R                    738               737
     Mid-State Trust II,
         Series 88-A4
              9.625%, 4/1/03                                              AAA                    725               787




     Prudential Home Mortgage Securities
         Co., Inc.,
         Series:
         90-5 A3
              9.50%, 5/25/05                                            AAA                    194               194
 +       92-A 2B4
              7.90%, 4/28/22                                            A1                   2,598             2,543
 #       94-A 3B3
              6.802%, 4/28/24                                           N/R                  3,154             3,045
     Residential Accredit Loans, Inc.,
         Series:
         97-Q52 A8
              7.75%, 3/25/27                                            AAA                  1,200             1,236
+        97-QS1 A11
              7.50%, 2/25/27                                            Aaa                  2,600             2,632
         97-QS4 A7
              7.75%, 5/25/27                                            AAA                  2,300             2,370
         97-QS12 A8 TBA
              7.25%, 12/25/27                                           AAA                  2,350             2,354
     Rural Housing Trust,
         Series 87-1M
              3.33%, 10/1/28                                            A-                     472               450
     Ryland Mortgage Securities Corp.,
         Series:
##       92-A 1A
              8.27%, 3/29/30                                            A-                   1,762             1,784
         94-7B 4A2
              7.50%, 8/25/25                                            AAA                  2,700             2,707
Group Total                                                                                                   43,075

     Commercial Mortgages (9.8%)
+    American Southwest Financial
         Securities Corp.,
         Series 95-C1 A1B
              7.40%, 11/17/04                                           Aaa                  2,150             2,223
     Asset Securitization Corp.,
         Series:
         95-MD4 A1
              7.10%, 8/13/29                                            AAA                  4,796             4,935
^+       96-D3 A1C
              7.40%, 10/13/26                                           Aaa                  1,850             1,944
         96-MD6 A1C
              7.04%, 11/13/26                                           AAA                  1,950             2,004
     Beverly Finance Corp.
              8.36%, 7/15/04                                            AA-                  2,300             2,476
^    Carousel Center Finance, Inc.,
         Series 1 A1
              6.828%, 10/15/07                                          AA                   1,650             1,662
     CBM Funding Corp.,
         Series 96-1 A3PI
              7.08%, 2/1/13                                             AA                   1,800             1,856
^    Creekwood Capital Corp.,
         Series 95-1A
              8.47%, 3/16/15                                            AA                   1,693             1,886
^    Crystal Run Properties,
         Series A
              7.393%, 8/15/11                                           AA                   2,250             2,350
     CS First Boston Mortgage
         Securities Corp.,
         Series 97-C1 A1C
              7.24%, 6/20/29                                            AAA                  2,600             2,697




^    DLJ Mortgage Acceptance Corp.,
         Series:
         96-CF2 A1B
              7.29%, 11/12/21                                                 AAA                    575               596
##       96-CF2 S IO
              1.643%, 11/12/21                                                N/R                  5,992               531
+    GMAC Commercial Mortgage Securities, Inc.,
         Series 96-C1 X2 IO
              1.96%, 3/15/21                                                  Aaa                  8,807               822
+    GS Mortgage Securities Corp.,
         Series:
         97-GL A2D
              6.94%, 7/13/30                                                  Aaa                  2,475             2,528
         97-GL X2 IO
              1.07%, 7/13/30                                                  Aaa                  5,996               322
^    Lakewood Mall Finance Co.,
         Series 95-C1 A
              7.00%, 8/13/10                                                  AA                   1,900             1,936
+    LB Commercial Conduit Mortgage Trust,
         Series 96-C2 A
              7.416%, 10/25/26                                                Aaa                  2,292             2,382
     Merrill Lynch Mortgage Investors, Inc.,
         Series:
         96-C2 A2
              6.82%, 11/21/28                                                 AAA                    950               962
         96-C2 IO
              1.529%, 11/21/28                                                N/R                  9,962               894
+    Midland Realty Acceptance Corp.,
         Series 96-C2 A2
              7.233%, 1/25/29                                                 Aaa                  1,625             1,681
+    Mortgage Capital Funding, Inc.,
         Series 97-MC1 A3
              7.288%, 7/20/27                                                 Aaa                  2,900             3,016
     Nomura Asset Securities Corp.,
         Series 94-MD1 A3
              8.026%, 3/15/18                                                 N/R                  1,200             1,291
^    Park Avenue Finance Corp.,
         Series 97-C1 A1
              7.58%, 5/12/07                                                  N/R                  1,042             1,095
     Prime Property Funding,
         Series 1 A
              6.633%, 7/23/03                                                 AA                   1,519             1,520
+    Salomon Brothers Mortgage Securities,
         Series 97-TZH A2
              7.174%, 3/24/22                                                 Aa2                  1,250             1,286
^    Stratford Finance Corp.
              6.776%, 2/1/04                                                  AA                   2,300             2,289
     Structured Asset Securities Corp.,
         Series:
##       96-CFL X1A IO
              1.483%, 2/25/28                                                 N/R                 16,440               437
##       96-CFL X1 IO
              1.335%, 2/25/28                                                 N/R                 16,715               866
##       96-CFL X2 IO
              1.249%, 2/25/28                                                 N/R                  3,970               119
     Group Total                                                                                                    48,606





     Energy (0.8%)
^    Excel Paralubes Funding
              7.43%, 11/1/15                                                  A-                   1,825             1,849
     Mobile Energy Services
              8.665%, 1/1/17                                                  BBB-                 1,812             1,929
     Group Total                                                                                                     3,778

     Finance (11.9%)
^    Anthem Insurance Cos., Inc.,
         Series A
              9.00%, 4/1/27                                                   BBB+                 2,375             2,560
^    BankAmerica Institutional,
         Series A
              8.07%, 12/31/26                                                 A-                   2,825             2,905
^    BT Institutional Capital Trust,
         Series A
              8.09%, 12/1/26                                                  BBB+                 1,950             1,974
^    Corestates Capital Corp.
              8.00%, 12/15/26                                                 A-                   2,075             2,120
^    Equitable Life Assurance Society
         of the U. S.,
         Series 1 A
              6.95%, 12/1/05                                                  A                    2,490             2,508
^    Farmers Insurance Exchange
              8.625%, 5/1/24                                                  BBB+                 2,200             2,343
^    First Chicago NBD Corp.,
         Series A
              7.95%, 12/1/26                                                  A-                   2,625             2,651
     First Union Institutional Capital,
         Series I
              8.04%, 12/1/26                                                  BBB+                 2,850             2,921
^    Florida Property & Casualty
              7.375%, 7/1/03                                                  A-                     750               774
^    Florida Windstorm
              6.70%, 8/25/04                                                  A-                   2,900             2,891
^+   Home Ownership Funding Corp.,
              13.331% (Preferred Stock)                                       Aaa              (1)11,000            10,675
^    John Hancock Surplus Note
              7.375%, 2/15/24                                                 AA-                  2,620             2,618
^    Metropolitan Life Insurance Co.
              7.45%, 11/1/23                                                  AA                   2,000             1,946
     NB Capital Trust
              8.25%, 4/15/27                                                  A-                     950             1,001
^    Nationwide Mutual Life Insurance Co.
              7.50%, 2/15/24                                                  A+                   1,950             1,919
^    New York Life Insurance Co.
              7.50%, 12/15/23                                                 AA                   1,075             1,064
^    PNC Institutional Capital,
         Series A
              7.95%, 12/15/26                                                 BBB+                 2,550             2,561
^    Prime Property Funding
              7.00%, 8/15/04                                                  A                    1,965             1,986
^    State Street Institutional Capital,
         Series:
         A
              7.94%, 12/30/26                                                 A                    1,250             1,274
         B
              8.035%, 3/15/27                                                 A                    1,000             1,028





     Washington Mutual Capital
              8.375%, 6/1/27                                            BBB-                 1,300             1,364
^    Wells Fargo Capital,
         Series A
              8.125%, 12/1/26                                           BBB                  2,750             2,829
^    World Financial Properties,
         Series:
         96 WFP-B
              6.91%, 9/1/13                                             AA-                  3,076             3,109
         96 WFP-D
              6.95%, 9/1/13                                             AA-                  1,800             1,823
     Group Total                                                                                              58,844

     Foreign Governments (0.9%)
     Government of Germany
              7.375%, 1/3/05                                            AAA               DEM7,250             4,609

     Industrials (3.9%)
##   Blue Bell Funding
              11.85%, 5/1/99                                            BB-                   $378               387
     DR Securitized Lease Trust,
         Series:
         93-K1 A1
              6.66%, 8/15/10                                            BB-                    481               439
         93-K1 A2
              7.43%, 8/15/18                                            BB-                    200               174
         94-K1 A2
              8.375%, 8/15/15                                           BB-                  1,075             1,026
     DR Structured Finance,
         Series 94-K2
              9.35%, 8/15/19                                            BB-                  1,280             1,297
^    Entertainment Properties,
              14.253% (Preferred Stock)                                 BBB-              (1)2,100             2,020
^    HMH Properties, Inc.
              8.875%, 7/15/07                                           BB-                    575               590
     News America Holdings
              8.875%, 4/26/23                                           BBB                  1,215             1,344
              7.75%, 1/20/24                                            BBB                    575               567
^    Oxymar
              7.50%, 2/15/16                                            BBB                  1,590             1,589
     Paramount Communications, Inc.
              8.25%, 8/1/22                                             BB+                  3,135             3,095
     Rhone-Poulenc Rorer, Inc.,
         Series 92-A3
              8.62%, 1/5/21                                             BBB+                 2,175             2,380
     Scotia Pacific Holding Co.
              7.95%, 7/20/15                                            BBB                  1,616             1,691
     Southland Corp.
              5.00%, 12/15/03                                           BB+                  1,722             1,485
     Tier One Properties,
              11.095% (Preferred Stock)                                 A                   (1)975               955
     Time Warner, Inc.,
         Series M,
              10.25% (Preferred Stock)                                  BB+                 (1)218               250
     Group Total                                                                                              19,289

     First Federal Savings & Loan Association,
         Series 92-C
              8.75%, 6/1/06                                             AA                      50                51





##   Resolution Trust Corp.,
         Series 92-5 C
              8.618%, 1/25/26                                             AA                   1,279             1,290

     Ryland Acceptance Corp. IV,
         Series 79-A
              6.65%, 7/1/11                                               AA                   1,542             1,485
ss.  Shearson American Express,
         Series A CMO
              9.625%, 12/1/12 (acquired
              8/24/92-5/25/93, cost $280)                                 AA                     279               289
     Group Total                                                                                                 3,115

     Stripped Mortgage Backed Securities-
         Agency Collateral Series (1.7%)
     Federal National Mortgage Association,
         Series:
         93-146 G PO REMIC
              5/25/23                                                     Agy                  1,079               707
         93-243 C PO REMIC
              11/25/23                                                    Agy                    238               184
         249 1 PO
              10/25/23                                                    Agy                  7,775             5,138
         254 1 PO
              1/1/24                                                      Agy                  1,207               865
         260 1 PO
              4/1/24                                                      Agy                  1,624             1,153
     Group Total                                                                                                 8,047

     Telephones (1.3%)
     Rogers Cablesystems Ltd.
              10.00%, 3/15/05                                             BB+                  1,375             1,507
     Tele-Communications, Inc.
              9.25%, 1/15/23                                              BBB-                 3,085             3,320
#    Teleport Communications Group, Inc.
              0.00%, 7/1/07                                               B                    1,965             1,538
     Group Total                                                                                                 6,365

     Transportation (0.6%)
^    Jet Equipment Trust,
         Series 95-5A C
              10.69%, 5/1/15                                              BBB                  2,200             2,784

     U.S. Treasury Securities (18.3%)
     U.S. Treasury Bond
              8.75%, 8/15/20                                              Tsy                 28,825            36,545
     U.S. Treasury Notes
              6.25%, 5/31/99                                              Tsy                  1,800             1,813
++            7.125%, 9/30/99                                             Tsy                 35,350            36,211
              3.375%, 1/15/07 (Inflation Indexed)                         Tsy                 16,385            16,073
     Group Total                                                                                                90,642

     Utilities (0.3%)
^    Edison Mission Energy Funding Corp.,
         Series B
              7.33%, 9/15/08                                              BBB                  1,225             1,260





     Yankee (5.5%)
^    Alcoa Aluminio SA,
         Series 96-1
              7.50%, 12/16/08                                                 BBB                  2,542             2,594
     AST Research, Inc.
              7.45%, 10/1/02                                                  A-                   1,850             1,843
^    Hyundai Semiconductor America
              8.625%, 5/15/07                                                 BBB-                 1,400             1,429
^    Israel Electric Corp., Ltd
              7.25%, 12/15/06                                                 A-                   1,650             1,672
     Korea Development Bank
              7.375%, 9/17/04                                                 AA-                  1,390             1,401
     National Power Corp.
              7.875%, 12/15/06                                                BB+                  1,525             1,487
              8.40%, 12/15/16                                                 BB+                  1,415             1,358
^    Paiton Energy Funding
              9.34%, 2/15/14                                                  BBB-                 1,900             2,084
^    Petroliam Nasional Bhd.
              7.125%, 10/18/06                                                A+                   1,800             1,784
^    Petrozuata Finance, Inc.
              8.22%, 4/1/17                                                   BBB                  2,345             2,477
^    Ras Laffan Liquefied Natural Gas Co.
              8.294%, 3/15/14                                                 BBB+                 3,450             3,747
##   Republic of Argentina Par,
         Series L, 'Euro'
              5.50%, 3/31/23                                                  BB                   3,220             2,431
     Republic of Colombia
              8.70%, 2/15/16                                                  BBB-                 1,325             1,350
     United Mexican States,
         Series B
              6.25%, 12/31/19                                                 BB                   1,750             1,450
@    United Mexican States
         (Recovery Rights, expiring
         6/30/03)                                                             N/R           (1)2,913,250                --
     Group Total                                                                                                    27,107

     Total Fixed Income Securities (Cost $467,705)                                                                 479,786

     STRUCTURED INVESTMENT (0.2%)-See Note A7

     Morgan Guaranty Trust Company, 11/20/05; monthly payments equal to 1% per annum of the outstanding notional balance,
         indexed to GNMA ARM pools (Cost $1,608)                              N/R                 40,456             1,168

     INTEREST RATE CAP (0.1%)-See Note A6

     J.P. Morgan and Co., Inc., terminating
         10/15/99, to receive on 10/15/99 the
         excess, as measured on 10/15/98, of
         12 month LIBOR over 6.34% multiplied
         by the notional amount (Premium Paid $492)                           N/R                116,600               353

     CASH EQUIVALENTS (9.4%)

     Short-term Investments Held as Collateral
         for Loaned Securities (4.9%)                                                             24,378            24,378

     Short-Term Corporate (0.8%)
##   Ford Motor Credit Co., Medium Term Note
              5.513%, 11/3/97                                                                      4,050             4,050




     Repurchase Agreement (3.7%)
     Chase Securities, Inc. 5.90% dated 9/30/97,
         due 10/1/97, to be repurchased at
         $18,051, collateralized by various
         U.S. Government Obligations,
         due 10/1/97-1/29/99, valued at $18,218                          18,048            18,048

     Total Cash Equivalents (Cost $46,476)                                                 46,476

     Total Investments (106.8%)(Cost $516,281)                                            527,783


                                                                                            Value
                                                                                           (000)+

     Other Assets and Liabilities (-6.8%)
     Cash                                                                                      22
     Dividends Receivable                                                                     539
     Interest Receivable                                                                    4,882
     Receivable for Investments Sold                                                        6,199
     Receivable for Fund Shares Sold                                                           29
     Receivable for Daily Variation on Futures Contracts                     67
     Unrealized Gain on Swap Agreements                                                         9
     Other Assets                                                                              14
     Payable for Investments Purchased                                                    (18,433)
     Payable for Fund Shares Redeemed                                                      (2,055)
     Payable for Administrative Fees                                                          (32)
     Payable for Investment Advisory Fees                                                    (454)
     Payable for Trustees' Deferred Compensation Plan-Note F               (12)
     Unrealized Loss on Forward Foreign Currency Contracts                 (72)
     Collateral on Securities Loaned, at Value                                            (24,378)
     Other Liabilities                                                                        (63)
                                                                                          (33,738)

     NET ASSETS (100%)                                                                   $494,045

     INSTITUTIONAL CLASS

     Net Assets
     Applicable to 39,184,400 outstanding
         shares of beneficial interest (unlimited
         authorization, no par value)                                                    $492,784

     NET ASSET VALUE PER SHARE                                                             $12.58

     INVESTMENT CLASS

     Net Assets
     Applicable to 100,429 outstanding
         shares of beneficial interest (unlimited
         authorization, no par value)                                                      $1,261

     NET ASSET VALUE PER SHARE                                                             $12.56





     Net Assets Consist of:
     Paid in Capital                                                                       $464,940
     Undistributed Net Investment Income (Loss)                                               9,955
     Undistributed Realized Net Gain (Loss)                                                   8,474
     Unrealized Appreciation (Depreciation) on:
         Investment Securities                                                               11,502
         Foreign Currency Transactions                                                          (88)
         Futures and Swaps                                                                     (738)
     Net Assets                                                          $494,045









Special Purpose Fixed
Income Portfolio

(cont'd)

ss. Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $2,206 or 0.4% of net assets.

+      See Note A1 to Financial Statements.

++     Ratings are unaudited.

^      144A security. Certain conditions for public sale may exist.

++ A portion of these securities was pledged to cover margin requirements for futures contracts.

+      Moody's Investor Service, Inc. rating. Security is not rated by Standard &
       Poor's Corporation.

#      Step Bond-Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1997.  Maturity date disclosed is the ultimate maturity.

## Variable or floating rate securities-rate disclosed is as of September 30, 1997.

(1)    Amount represents shares held by the Portfolio.

@      Value is less than $500.

CMO    Collateralized Mortgage Obligation

DEM    German Mark

Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 1997.

IO     Interest Only

N/R    Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or
       Fitch.

PAC    Planned Amortization Class

PO     Principal Only

REMIC  Real Estate Mortgage Investment Conduit

TBA    Security is subject to delayed delivery. See Note A8 to Financial Statements.

YMA    Yield Maintenance Agreement




Municipal
Portfolio

Statement of Net Assets
Fixed Income Securities (96.1%)

                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
September 30, 1997                                                     & Poor's)            (000)               (000)+

   Municipal Bonds (92.2%)
   Adelanto, CA School District (FGIC)
      Zero Coupon, 9/1/18                                                  AAA             $4,350               1,418
   Aldine, TX Independent School
      District (PSFG)
      Zero Coupon, 2/15/07                                                 AAA                750                 476
   Allegheny County, PA Sanitation
      Authority, Series B (MBIA)
      Zero Coupon, 6/1/10                                                  AAA              1,500                 787
   Arkansas State Development Finance
      Authority Home Mortgage Revenue
      Bonds, Series B-1
         4.90%, 7/1/29                                                     AAA                725                 725
   Bakersfield, CA Hospital Revenue
      Bonds (AMBAC)
         3.70%, 1/1/19                                                     AAA                 40                  40
   Benicia, CA School District (MBIA)
      Zero Coupon, 8/1/11                                                  AAA              3,480               1,715
   Brazos River Authority Texas Pollution
   Control Revenue Bonds, Series A
         8.25%, 1/1/19                                                     BBB+               250                 265
   California Housing & Finance Agency
      Revenue Bonds (MBIA)
         5.30%, 8/1/14                                                     AAA                195                 198
   California Pollution Control Financing
      Authority Pollution Control Revenue
      Bonds, Series B
         8.875%, 1/1/10                                                    A                2,800               2,879
   California School Finance Authority
      Lease Revenue Bonds, Series A (MBIA)
         6.70%, 7/1/02                                                     AAA              1,305               1,385
   California State
      Zero Coupon, 3/1/04                                                  A+                 375                 282
   Casino Reinvestment Development
      Authority, Series A (FSA)
         5.00%, 10/1/03                                                    AAA              1,300               1,339
   Center Township, PA Sewer Authority
      Revenue Bonds, Series A (MBIA)
      Zero Coupon, 4/15/19                                                 AAA                855                 266
   Central Valley, CA Finance Authority
         5.70%, 7/1/03                                                     BBB-               125                 132



                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

   Chicago, IL Wastewater Transmission
      Revenue Bonds (FGIC)
         5.125%, 1/1/03                                                   AAA              1,300               1,344
   Cleveland, OH City School District (AMBAC)
         4.80%, 6/1/03                                                    AAA              1,300               1,326
   Colorado Health Facilities Revenue
      Bonds, Series A
      Zero Coupon, 7/15/20                                                AAA              1,000                 280
   Delaware County, PA Industrial
      Development Authority Revenue
      Bonds, Series A 6.50%, 1/1/08                                       A                  450                 497
   Elizabeth Forward, PA School District
      Series B
         Zero Coupon,
         9/1/08 (AMBAC)                                                   AAA                425                 249
         9/1/11 (MBIA)                                                    AAA                850                 414
   Fort Bend, TX Independent School
      District (PSFG)
         Zero Coupon, 2/15/07                                             AAA              1,250                 794
   Fort Worth, TX Independent School
      District (PSFG)
         Zero coupon, 2/15/08                                             AAA                940                 563
   Georgia State Housing & Financing Authority,
      Series A A2
         5.875%, 12/1/19                                                  AA+                195                 200
   Grand Prairie, TX Independent School
      District (PSFG)
         Zero Coupon, 8/15/07                                             AAA                750                 465
   Hamilton Southeastern, IN (AMBAC)
         Zero Coupon, 1/1/15                                              AAA              1,000                 392
   Harris County, TX Toll Road, Series A (MBIA)
         Zero Coupon, 8/15/07                                             AA+                475                 295
   Hawaii State Housing Finance &
      Development Corp., Single Family
      Mortgage Revenue Bonds, Series A
         4.90%, 7/1/28                                                    AA                 350                 348
+  Hillsborough County, FL Housing
      & Finance Authority, Single Family
      Mortgage Revenue Bonds
         4.50%, 4/1/30                                                    Aaa                725                 728
   Houston, TX Housing Finance &
      Development Corp., Single Family
      Mortgage Revenue
      Bonds, Series B-1
         8.00%, 6/1/14                                                    A                  325                 354
   Houston, TX Independent
     School District (PSFG)
      Zero Coupon, 8/15/12                                                AAA                550                 252
   Hurst Euless Bedford, TX Independent
      School District (PSFG)
         Zero Coupon,
         8/15/17                                                          AAA                965                 328
         8/15/18                                                          AAA              1,100                 352




                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

+  Idaho Housing & Finance Association,
      Single Family Mortgage Revenue Bonds,
      Series F
         5.70%, 7/1/27                                                    Aaa                275                 280
      Series H-2 (FHA)
         5.40%, 7/1/27                                                    Aaa                500                 505
   Illinois Development Finance Authority
      Revenue Bonds (FGIC)
         Zero Coupon, 12/1/09                                             AAA              2,000               1,076
+  Indiana State Housing Finance Authority
      Revenue Bonds Series A2 (AMBAC)
         5.55%, 1/1/21                                                    Aaa                500                 511
   Indiana Transportation Finance Authority
      Highway Revenue Bonds (AMBAC)
         Zero Coupon, 12/1/16                                             AAA              1,695                 594
   Indianapolis Airport Authority
      Revenue Bonds
         7.10%, 1/15/17                                                   BBB                375                 419
   Intermountain Power Agency,
      UT Series A
         Zero Coupon, 7/1/17                                              A+               1,750                 599
      Series B (MBIA)
         6.50%, 7/1/09                                                    AAA                875               1,007
      Series C (FSA)
         4.80%, 7/1/03                                                    AAA              1,300               1,325
   Iowa Finance Authority Single Family
      Revenue Bonds, Series G
         4.95%, 1/1/21                                                    AAA                500                 500
+  Jacksonville, FL Electric Authority
      Revenue Bonds
         Zero Coupon, 10/1/11                                             AA                 325                 159
   Kane & De Kalb Counties, IL Unit
      School District (AMBAC)
         Zero Coupon, 12/1/09                                             AAA                525                 282
   Kansas City, KA Utility Systems
      Revenue Bonds (AMBAC)
         Zero Coupon,
         3/1/06                                                           AAA                130                  87
         3/1/06                                                           AAA                 95                  64
+  Keller, TX Independent
      School District (PSFG)
         Zero Coupon, 8/15/12                                             Aaa                800                 366
   Kentucky State Turnpike Authority (FGIC)
         Zero Coupon, 1/1/10                                              AAA                450                 243
   La Joya, TX Independent School District
         (PSFG)
          Zero Coupon, 8/1/12                                             AAA                645                 296
   Little Rock, AK Airport Passenger
      Facility Revenue Bonds (AMBAC)
         5.65%, 5/1/16                                                    AAA                220                 231
   Maricopa County, AZ Unified School
      District-Chandler (FGIC)
         Zero Coupon, 7/1/07                                              AAA                250                 157
   Maryland Transportation Authority (FGIC)
         Zero Coupon, 7/1/08                                              AAA                250                 149






                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

   Mercer County, NJ Revenue Bonds
         Zero Coupon, 4/1/06                                               AA-                350                 237
   Metropolitan Pier & Exposition
      Authority, IL Series A (AMBAC)
         4.90%, 12/15/03                                                   AAA              1,275               1,306
   Metropolitan Government Nashville &
      Davidson County, TN Health & Education
      Facilities Board Revenue Bonds,
      Series A TBA
         5.25%, 5/1/03                                                     AA                 900                 935
   Michigan State Housing Development
      Authority Series B
         5.50%, 12/1/26                                                    AA+                500                 511
   Michigan State Trunk Line, Series A (AMBAC)
         Zero Coupon
         10/1/05                                                           AAA                750                 518
         10/1/12                                                           AAA              1,500                 686
   Midland, TX Independent School
      District (PSFG)
         Zero Coupon, 8/15/06                                              AAA                750                 492
   Millcreek Township, PA (FGIC)
      Zero Coupon, 8/15/05                                                 AAA                325                 226
   Minnesota State Housing &
      Finance Agency, Single Family Mortgage
         Revenue Bonds, Series E
         5.05%, 7/1/24                                                     AA+              1,300               1,310
   Mississippi Housing Finance Corp.
      Zero Coupon, 9/15/16                                                 AA-              5,250               1,894
   Mobile, AL Industrial Development Board
      Solid Waste Disposal Revenue Bonds
         6.95%, 1/1/20                                                     BBB-               180                 197
   Nebraska Investment Finance Authority
      Revenue Bonds, Series B
         5.60%, 3/1/20                                                     AAA                490                 502
         Series D
         5.80%, 3/1/20                                                     AAA                490                 502
   Nebraska Public Power District Revenue Bonds
         5.40%, 1/1/03                                                     A+                 200                 209
+  Nevada Housing Division, Series C (FHA)
         5.65%, 4/1/27                                                     Aaa                500                 512
+  Nevada Housing Division Senior, Series A-2
         5.50%, 10/1/27                                                    Aaa                350                 357
   New Jersey Building Authority State
      Building Revenue Bonds
         7.20%, 6/15/13                                                    AA-              1,150               1,192
   New Jersey Economic Development Authority
         Zero Coupon, 3/15/09                                              A+                 275                 153
   New Jersey State
         Zero Coupon, 2/15/06                                              AA+                500                 337





                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

   New Mexico Mortgage Finance Authority,
      Series H
         5.35%, 7/1/15                                                     AAA                500                 511
   New York City, NY Industrial Development
      Agency Revenue Bonds (FSA)
         6.00%, 11/1/15                                                    AAA              1,575               1,654
## New York City, NY General Obligation
      Inverse Bonds
         19.31%, 10/1/03                                                   BBB+               250                 413
   New York State Dormitory Authority
         5.10%, 5/15/01                                                    BBB+               250                 255
+  New York State Mortgage Agency
      Revenue Bonds, Series 65
         5.00%, 4/1/20                                                     Aa2              1,300               1,307
   Noblesville, IN High School Building
      Corp. (AMBAC)
         Zero Coupon,
         2/15/17                                                           AAA                900                 312
         2/15/19                                                           AAA              1,850                 568
   Norris, CA School District (MBIA)
      Zero Coupon,
         5/1/15                                                            AAA                785                 309
         5/1/16                                                            AAA                400                 149
   North Carolina Eastern Municipal Power
      Agency Revenue Bonds,
      Series B
         6.125%, 1/1/09                                                    BBB                350                 374
      Series C
         5.125%, 1/1/03                                                    BBB                450                 457
   North Carolina Housing &
      Finance Agency Revenue Bonds,
      Series FF
         5.50%, 9/1/22                                                     AA                 485                 494
      Series JJ
         5.75%, 3/1/23                                                     AA                 555                 569
      Series RR
         5.00%, 9/1/22                                                     AA               1,300               1,289
   North Slope Borough, AK General
      Obligation, Series B (CGIC)
         Zero Coupon, 6/30/04                                              AAA                575                 419
   Northern Illinois University Revenue
      Bond (FGIC)
      Zero Coupon, 4/1/15                                                  AAA                675                 262
   Okemos, MI Public School District (MBIA)
      Zero Coupon, 5/1/15                                                  AAA                900                 353
   Oley Valley, PA School District (AMBAC)
      Zero Coupon, 5/15/09                                                 AAA                760                 425
   Orange County, FL Housing & Finance
      Authority, Single Family Mortgage
      Revenue Bonds, Series B
         5.10%, 9/1/27                                                     AAA              1,300               1,310
   Penn Hills Township, PA
      Zero Coupon, 6/1/12                                                  N/R              1,025                 443
##Pennsylvania Housing & Finance Agency
         3.85%, 10/3/23                                                    AA+              1,000               1,000
#  Pennsylvania State General Obligation
      (AMBAC)
         0.00%, 4/15/03                                                    AAA                775                 898




                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

   Philadelphia, PA Airport Revenue
      Bonds TBA (FGIC)
         5.50%, 6/15/01                                                   AAA              1,340               1,393
   Philadelphia, PA Authority For
      Industrial Development Revenue Bonds,
      Series A
         6.50%, 10/1/27                                                   N/R                220                 228
   Philadelphia, PA Gas Works
         5.80%, 7/1/01                                                    BBB                350                 364
   Philadelphia, PA General Obligation
      Series A (FGIC)
         5.40%, 11/15/03                                                  AAA                600                 631
   Philadelphia, PA Hospitals & Higher
      Education Facilities Authority
      Revenue Bonds
         6.15%, 7/1/05                                                    BBB+               125                 132
   Philadelphia, PA Municipal Authority (FGIC)
         4.90%, 4/1/03                                                    AAA                500                 511
   Philadelphia, PA Water & Wastewater
      Revenue Bonds (FGIC)
         5.15%, 6/15/04                                                   AAA              1,300               1,341
   Port Authority, NY & NJ Special
      Obligation Revenue Bonds
         7.00%, 10/1/07                                                   N/R                450                 504
+  Saline County, KS
      Zero Coupon, 12/1/15                                                Aaa                750                 285
   San Antonio, TX Electric & Gas Revenue
      Bonds (AMBAC)
      Zero Coupon, 2/1/05                                                 AAA                200                 142
   San Antonio, TX General Obligation TBA
         6.00%, 8/1/06                                                    AA                 250                 272
   San Bernardino County, CA, Series A (MBIA)
         7.40%, 7/1/16                                                    AAA              1,150               1,176
   Savannah, GA Economic Development
      Authority Revenue Bonds
         7.40%, 4/1/26                                                    N/R                100                 110
   Schuylkill County, PA Redevelopment
      Authority (FGIC)
         7.125%, 6/1/13                                                   AAA                750                 830
   Skokie, IL Park District, Series B (AMBAC)
      Zero Coupon, 12/1/12                                                AAA              1,750                 782
   Steel Valley, PA Allegheny County
      Zero Coupon, 11/1/17                                                A                  650                 217
   Steel Valley, PA School District
      Zero Coupon, 11/1/11                                                A                  740                 353
   Utah State Housing Finance Agency, Series A-2
         5.50%, 7/1/27                                                    AAA                460                 469
   Washington State Public Power Supply (MBIA)
      Zero Coupon, 7/1/10                                                 AAA                475                 245
         7.00%, 7/1/07                                                    AA-                375                 435
##Wichita, KS Hospital Revenue Bonds,
         Series III-A (MBIA)
            3.79%, 10/20/17                                               AAA                900                 900





                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

   Wisconsin Housing & Economic Development
      Authority Home Ownership Revenue
      Bonds, Series E
         5.125%, 9/1/26                                                   AA               1,300               1,303
##York County, PA Hospital Authority
      Revenue Bonds (AMBAC)
      3.82%, 7/1/21                                                       AAA                900                 900
   Group Total                                                                                                69,308

   Asset Backed Corporates (0.5%)
   ALPS, Series 96-1 D
      12.75%, 6/15/06                                                     BB-                349                 377

   Industrials (1.6%)
   Comcast Corp.
      9.375%, 5/15/05                                                     BB+                225                 241
   Grand Casinos, Inc.
      10.125%, 12/1/03                                                    BB                 250                 266
   Host Marriott Travel Plaza
      9.50%, 5/15/05                                                      BB-                175                 184
+  Revlon Worldwide Corp.
         Zero Coupon, 3/15/98                                             B3                 235                 229
   Viacom, Inc.
         8.00%, 7/7/06                                                    BB-                250                 249
   Group Total                                                                             1,169

   Telephones (0.2%)
   Rogers Cablesystems Ltd.
         10.00%, 3/15/05                                                  BB+                125                 137
   Transportation (0.2%)
^  Jet Equipment Trust, Series 95-5A C
         10.69%, 5/1/15                                                   BBB                100                 126
   U.S. Treasury Security (1.0%)
++ U.S. Treasury Bond
         8.75%, 8/15/20                                                   Tsy                575                 729
   Yankee (0.4%)
^  Republic of Panama
         7.875%, 2/13/02                                                  BB+                310                 312
Total Fixed Income Securities (Cost $67,339)                                                                     72,158
CASH EQUIVALENTS (6.2%)

                                                                                         Shares
                                                                                         ------

Money Market Instruments (4.8%)
Dreyfus Basic Municipal Money
   Market Fund                                                                          1,789,204                  1,789
Vanguard Municipal Fund Money
   Market Portfolio                                                                     1,792,234                  1,792
Group Total                                                                                 3,581




                                                                           Amount                    Value
                                                                            (000)                    (000)

U.S. Treasury Security (0.3%)
U.S. Treasury Bill
      11/13/97                                                             $     250                   248
Repurchase Agreement (1.1%)
Chase Securities, Inc. 5.90%, dated 9/30/97,
   due 10/1/97, to be repurchased at $862,
   collateralized by various U.S. Government
   Obligations, due 10/1/97-1/29/99, valued at $870                              862                   862
Total Cash Equivalents (Cost $4,691)                                                                 4,691
Total Investments (102.3%) (Cost $72,030)                                                           76,849

                                                                                                     Value
                                                                                                      (000)+

Other Assets and Liabilities (-2.3%)
Interest Receivable                                                                                    711
Receivable for Fund Shares Sold                                                                          2
Receivable for Daily Variation on Futures Contracts                                                      3
Unrealized Gain on Swap Agreements                                                                     283
Other Assets                                                                                             2
Dividends Payable                                                                                      (54)
Payable for Investments Purchased                                                                   (2,529)
Payable to Custodian                                                                                   (40)
Payable for Fund Shares Redeemed                                                                        (1)
Payable for Investment Advisory Fees                                                                   (59)
Payable for Administrative Fees                                                                         (5)
Payable for Trustees' Deferred Compensation Plan-Note F                                                 (2)
Other Liabilities                                                                                      (40)
                                                                                                    (1,729)
NET ASSETS (100%)                                                                                  $75,120
INSTITUTIONAL CLASS

Net Assets
Applicable to 6,450,855 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                                                                     $75,120
NET ASSET VALUE PER SHARE                                                                           $11.64
Net Assets Consist of:
Paid in Capital                                                                                    $70,309
Undistributed Net Investment Income (Loss)                                                              71
Undistributed Realized Net Gain (Loss)                                                                (469)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                                              4,819
  Futures and Swaps                                                                                    390
Net Assets                                                                                         $75,120




+        See Note A1 to Financial Statements.
++       Ratings are unaudited.
++        A portion of these securities was pledged to cover margin requirements for futures contracts.
^        144A security. Certain conditions for public sale may exist.
+        Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's
         Corporation.
#        Step Bond-Coupon increases in increments to maturity. Rate disclosed is as of
         September 30, 1997. Maturity date disclosed is the ultimate maturity.
##       Variable or floating rate security-rate disclosed is as of September 30, 1997.
AMBAC             American Municipal Bond Assurance Corporation
CGIC     Capital Guaranty Insurance Corporation

FGIC     Financial Guaranty Insurance Corporation
FHA      Federal Housing Administration
FSA      Financial Security Assurance
MBIA     Municipal Bond Insurance Association
N/R      Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or
         Fitch
PSFG     Permanent School Fund Guarantee
TBA      Security is subject to delayed delivery. See Note A8 to Financial Statements.




PA Municipal
Portfolio

Statement of Net Assets
Fixed Income Securities (97.3%)


                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
September 30, 1997                                                     & Poor's)            (000)               (000)+

   Municipal Bonds (94.9%)
   Aliquippa School District, PA
      Zero Coupon, 6/1/12                                                 A                  685                 310
   Allegheny County, PA (AMBAC)
      Zero Coupon, 5/1/03                                                 AAA                325                 253
   Arkansas State Development Finance
      Authority Home Mortgage Revenue
      Bonds, Series B-1
         4.90%, 7/1/29                                                    AAA                275                 275
   Berks County, PA (FGIC)
      Zero Coupon,
      5/15/19                                                             AAA              1,250                 387
      11/15/20                                                            AAA              1,000                 284
   Bucks County, PA Water & Sewer
      Authority Revenue Bonds (FGIC)
      Zero Coupon, 12/1/05                                                AAA                375                 257
   +Series B
         5.50%, 2/1/08                                                    Aaa                205                 214
   Center Township, PA Sewer Authority
      Revenue Bonds
      Series A (MBIA)
         Zero Coupon, 4/15/17                                             AAA                615                 215
     Series A
         6.00%, 4/15/03                                                   AAA                500                 538
   Central Valley, CA Finance Authority
         5.70%, 7/1/03                                                    BBB-               100                 105
   Chartiers Valley, PA (FGIC)
      Zero Coupon, 2/1/06                                                 AAA                425                 287
   Clinton County, PA Industrial
      Development Authority
         6.25%, 11/15/06                                                  BB-                150                 152
   Dauphin County, PA General Authority
      Health Systems Revenue Bonds (MBIA)
         4.90%, 5/15/03                                                   AAA                550                 560
   Delaware County, PA Industrial Development
      Authority Revenue Bonds, Series A
         6.50%, 1/1/08                                                    A                  200                 221
   Elizabeth Forward, PA School District
      Series B (MBIA)
         Zero Coupon, 9/1/11                                              AAA                400                 195
   Georgia State Housing &
      Financing Authority, Series A A2
         5.875%, 12/1/19                                                  AA+                120                 123
   Girard Area, PA School District (FGIC)
         Zero Coupon,
         10/1/18                                                          AAA                700                 225
         10/1/19                                                          AAA                250                  76
   Hawaii State Housing Finance &
      Development Corp., Single Family
      Mortgage Revenue Bonds, Series A
         4.90%, 7/1/28                                                    AA                 125                 124




                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+
+  Hillsborough County, FL Housing &
      Finance Authority Single Family
      Mortgage Revenue Bonds
         4.50%, 4/1/30                                                    Aaa                275                 276
   Houston, TX Housing Finance & Development
      Corp., Single Family Mortgage Revenue
      Bonds, Series B-1
         8.00%, 6/1/14                                                    A                  175                 191
   Huron, MI School District (AMBAC)
      Zero Coupon, 5/1/18                                                 AAA              1,500                 493
+  Idaho Housing & Finance Association,
      Single Family Mortgage Revenue
      Bonds, Series H-2
         5.40%, 7/1/27                                                    Aaa                250                 253
   Intermountain Power Agency, UT
      Series B (MBIA)
         6.50%, 7/1/09                                                    AAA                300                 345
   Iowa Finance Authority, Single Family
      Revenue Bonds, Series G
         4.95%, 1/1/21                                                    AAA                200                 200
   Kane & De Kalb Counties, IL Unit School
      District (AMBAC)
         Zero Coupon, 12/1/09                                             AAA                200                 108
   Lehigh County, PA General Purpose Authority
      Revenue Bonds, Horizons Health
      Systems, Inc., Series B
            8.25%, 7/1/13                                                 N/R                250                 267
   Metropolitan Government Nashville &
      Davidson County, TN Health & Education
      Facilities Board Revenue Bonds
      Series A TBA
         5.25%, 5/1/03                                                    AA                 335                 348
   Millcreek Township, PA (FGIC)
      Zero Coupon, 8/15/05                                                AAA                375                 261
   Minnesota State Housing & Finance
      Agency, Single Family Mortgage
      Revenue Bonds, Series E
         5.05%, 7/1/24                                                    AA+                550                 554
   Mobile, AL Industrial Development
      Board Solid Waste Disposal
      Revenue Bonds
         6.95%, 1/1/20                                                    BBB-                80                  87
   Montour, PA School District (MBIA)
      Zero Coupon, 1/1/13                                                 AAA                300                 134
   Nebraska Investment Finance Authority
      Revenue Bonds, Series D
         5.80%, 3/1/20                                                    AAA                270                 276
+  Nevada Housing Division, Series C
         5.65%, 4/1/27                                                    Aaa                250                 256
   New York City, NY Industrial
      Development Agency Revenue Bonds (FSA)
         6.00%, 11/1/15                                                   AAA                775                 814
##New York City, NY General
      Obligation Inverse Bonds
         19.31%, 10/1/03                                                  BBB+               100                 165
+  New York State Mortgage Agency
      Revenue Bonds, Series 65
         5.00%, 4/1/20                                                    Aa2                550                 553




                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

North Carolina Eastern Municipal
   Power Agency Revenue Bonds, Series C
      5.125%, 1/1/03                                                       BBB                150                 152
North Carolina Housing &
   Finance Agency Revenue Bonds, Series JJ
      5.75%, 3/1/23                                                        AA                 300                 307
Series RR
      5.00%, 9/1/22                                                        AA                 550                 545
North Slope Borough, AK General
   Obligation, Series B (CGIC)
   Zero Coupon, 6/30/04                                                    AAA                285                 208
Northwestern, PA School District (AMBAC)
   Zero Coupon, 1/15/09                                                    AAA                450                 256
Oley Valley, PA School District (AMBAC)
   Zero Coupon, 5/15/09                                                    AAA                760                 425
Orange County, FL Housing & Finance
   Authority, Single Family Mortgage
   Revenue Bonds, Series B
      5.10%, 9/1/27                                                        AAA                550                 554
   Penn Hills Township, PA,
      Zero Coupon, 6/1/12                                                  N/R                450                 195
      Series B
      Zero Coupon, 12/1/13                                                 N/R                500                 197
   Pennsylvania Convention Center Authority
      6.25%, 9/1/04                                                        BBB                250                 267
      6.70%, 9/1/16 (FGIC)                                                 AAA                500                 579
   Pennsylvania Housing & Finance Authority
      Series 47
         5.20%, 4/1/27                                                     AA+                375                 379
      Series 48
         5.375%, 10/1/16                                                   AA+                300                 305
   Series 50A
         5.35%, 10/1/08                                                    AA+                250                 256
   Series 51
         5.65%, 4/1/20                                                     AA+                250                 256
   Series 52B
         5.55%, 10/1/12                                                    AA+                500                 509
   Series 59A
         4.95%, 4/1/25                                                     AA+                550                 549
#  Pennsylvania State General Obligation
      (AMBAC)
         0.00%, 4/15/03                                                    AAA                300                 347
      Zero Coupon, 7/1/05                                                  AAA                375                 261
##Pennsylvania State Higher Education
      Assistance Agency, Student Loan
      Revenue Bonds (AMBAC)
         3.85%, 3/1/22                                                     AAA                500                 500
   Pennsylvania State Certificates of
      Participation Series A (AMBAC)
         5.00%, 7/1/03                                                     AAA                500                 513
   Philadelphia, PA Airport Revenue
      Bonds (FGIC) TBA
         5.50%, 6/15/01                                                    AAA                550                 572
   Philadelphia, PA Authority For
      Industrial Development Revenue
      Bonds, Series A
         6.50%, 10/1/27                                                    N/R                100                 104





                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

   Philadelphia, PA Gas Works
      5.80%, 7/1/01                                                          BBB                200                 208
   Philadelphia, PA General Obligation,
      Series A (FGIC)
         5.125%, 5/15/03                                                     AAA                100                 103
+  Philadelphia, PA Hospitals
         10.875%, 7/1/08                                                     Aaa                140                 183
   Philadelphia, PA Hospitals & Higher
      Education Facilities Authority
      Revenue Bonds
         6.15%, 7/1/05                                                       BBB+                50                  53
   Philadelphia, PA School District,
      Series A (MBIA)
         5.20%, 7/1/03                                                       AAA                200                 208
     Series B (AMBAC)
         5.00%, 4/1/03                                                       AAA                550                 565
   Philadelphia, PA Water & Wastewater
      Revenue Bonds (FGIC)
         5.15%, 6/15/04                                                      AAA                550                 567
         5.20%, 6/15/05                                                      AAA                500                 521
   Pittsburgh, PA General Obligation (AMBAC)
      Zero Coupon, 9/1/04                                                    AAA                350                 255
         6.50%, 4/1/11                                                       AAA                275                 301
   Pittsburgh, PA Water & Sewer (FGIC)
      Zero Coupon, 9/1/05                                                    AAA                375                 259
   Port Authority, NY & NJ Special
      Obligation Revenue Bonds
         7.00%, 10/1/07                                                      N/R                250                 280
   Robinson Township, PA
         6.90%, 5/15/18                                                      AAA                115                 135
   San Antonio, TX General Obligation TBA
         6.00%, 8/1/06                                                       AA                 125                 136
   San Bernardino County, CA
      Series A (MBIA)
         7.40%, 7/1/16                                                       AAA                450                 460
   Savannah, GA Economic Development
      Authority Revenue Bonds
         7.40%, 4/1/26                                                       N/R                 40                  44
   Scranton, PA Health & Welfare Authority
         6.625%, 7/1/09                                                      AAA                125                 137
   Southeastern Area Schools, PA,
      Revenue Bonds Series A
         Zero Coupon, 10/1/06 Series B                                       A                  200                 130
         Zero Coupon, 10/1/06                                                A                  390                 253
   Steel Valley, PA School District
         Zero Coupon, 11/1/11                                                A                  430                 205
   Stroud Township, PA Sewer Authority (CGIC)
         Zero Coupon, 11/15/05                                               AAA                375                 258
   Upper Darby Township, PA (AMBAC)
         Zero Coupon, 7/15/11                                                AAA                525                 258
   Washington County, West PA Power Co.
         4.95%, 3/1/03                                                       A                  150                 153






                                                                       ++Ratings             Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+


+  Westmoreland County, PA (AMBAC)
         Zero Coupon, 8/1/14                                                 AAA              1,475                 605
   Wisconsin Housing & Economic Development
      Authority Home Ownership Revenue
      Bonds, Series E
         5.125%, 9/1/26                                                      AA                 550                 551
   Yough, PA School District (MBIA)
      Zero Coupon, 10/1/13                                                   AAA              1,445                 623
   Group Total                                                                                                   26,069

   Asset Backed Corporates (0.6%)
   ALPS, Series 96-1 D
         12.75%, 6/15/06                                                     BB-                150                 161
   Industrials (0.6%)
   Comcast Corp.
         9.375%, 5/15/05                                                     BB+                 75                  80
   Host Marriott Travel Plaza
         9.50%, 5/15/05                                                      BB-                 75                  79
   Group Total                                                                                                      159

   Telephones (0.2%)
   Rogers Cablesystems Ltd.
         10.00%, 3/15/05                                                     BB+                 50                  55
   Transportation (0.5%)
^  Jet Equipment Trust, Series 95-5A C
         10.69%, 5/1/15                                                      BBB                100                 127
   Yankee (0.5%)
+  Republic of Panama
         7.875%, 2/13/02                                                     BB+                145                 146
   Total Fixed Income Securities (Cost $24,731)                                                                  26,717
   CASH EQUIVALENTS (5.3%)



                                                                                            Shares                  Value
                                                                                                                    (000)+
Money Market Instruments (3.0%)
Dreyfus PA Municipal Money
   Market Fund                                                                               401,727                 402
Vanguard PA Tax-Free Money
   Market Fund                                                                               408,622                 408
Group Total                                                                                      810

                                                                                             Face
                                                                                            Amount
                                                                                             (000)

U.S. Treasury Security (0.4%)
U.S. Treasury Bill
      11/13/97                                                                              $    125                 124
Repurchase Agreement (1.9%)
Chase Securities, Inc. 5.90%, dated 9/30/97,
   due 10/1/97, to be repurchased at $522,
   collateralized by various U.S. Government
   Obligations, due 10/1/97-1/29/99, valued at $527                                              522                 522
Total Cash Equivalents (Cost $1,456)                                                           1,456
Total Investments (102.6%) (Cost $26,187)                                                     28,173






                                                                                                                 Value
                                                                                                                (000)+

Other Assets and Liabilities (-2.6%)
Cash  $1
Interest Receivable                                                                                                 283
Receivable for Fund Shares Sold                                                                                       2
Receivable for Daily Variation Margin
   on Futures Contracts                                                                                               1
Unrealized Gain on Swap Agreements                                                                                  128
Other Assets                                                                                                          1
Dividends Payable                                                                                                   (45)
Payable for Investments Purchased                                                                                (1,027)
Payable for Investment Advisory Fees                                                                                (20)
Payable for Administrative Fees                                                                                      (2)
Payable for Trustees' Deferred Compensation Plan-Note F                                                              (1)
Other Liabilities                                                                                                   (33)
                                                                                                                   (712)
NET ASSETS (100%)                                                                                               $27,461
INSTITUTIONAL CLASS
Net Assets
Applicable to 2,344,197 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)
                                                                                                                $27,461
NET ASSET VALUE PER SHARE                                                                                       $ 11.71
Net Assets Consist of:
Paid in Capital                                                                                                 $25,489
Undistributed Net Investment Income (Loss)                                                                           20
Undistributed Realized Net Gain (Loss)                                                                             (229)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                                                           1,986
  Futures and Swaps                                                                                                 195
Net Assets                                                                                                      $27,461

+        See Note A1 to Financial Statements.
++       Ratings are unaudited.
^        144A security. Certain conditions for public sale may exist.
++        A portion of these securities was pledged to cover margin requirements for futures contracts.
+        Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's
         Corporation.
#        Step Bond-Coupon increases in increments to maturity. Rate disclosed is as of
         September 30, 1997. Maturity date disclosed is the ultimate maturity.
##       Variable or Floating rate security-rate disclosed is as of September 30, 1997.
AMBAC    American Municipal Bond Assurance Corporation
CGIC     Capital Guaranty Insurance Corporation
FGIC     Financial Guaranty Insurance Corporation
FSA      Financial Security Assurance
MBIA     Municipal Bond Insurance Association
N/R      Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or
         Fitch.
TBA      Security is subject to delayed delivery. See Note A8 to Financial Statements.



Global Fixed Income
Portfolio
Statement of Net Assets
Fixed Income Securities (82.1%)
(Unless otherwise noted)


                                                             ++ Ratings                         Face
                                                             (Standard                        Amount             Value
September 30, 1997                                           & Poor's)                         (000)             (000)+

Australian Dollar (4.9%)
Commonwealth of Australia
      9.00%, 9/15/04                                             AAA              AUD           3,575             $3,030
Federal National Mortgage
   Association
      6.50%, 7/10/02                                             Agy                            1,050                785
Group Total                                                                                                        3,815
British Pound (5.8%)
United Kingdom Treasury
   Bills
      8.00%, 6/7/21                                              AAA              GBP           1,025              1,941
      8.50%, 7/16/07                                             AAA                            1,395              2,570
Group Total                                                                                                        4,511

Canadian Dollar (3.0%)
^Global Econ2 EI
   Zero Coupon, 11/1/98                                          AAA                           (1)600                  2
^Global Econ2 PIP
   Zero Coupon, 11/1/98                                          AAA                           (1)600                  3
Government of Canada
      7.50%, 3/1/01                                              AAA              CAD           2,165              1,686
      9.75%, 6/1/21                                              AA+                              640                659
Group Total                                                                                                        2,350

Danish Krone (2.4%)
Kingdom of Denmark
      8.00%, 5/15/03                                             AA+              DKK           6,765              1,133
      8.00%, 3/15/06                                             AA+                            4,500                765
Group Total                                                                                                        1,898

German Mark (13.3%)
GMAC Global Bond
      3.42%, 9/25/02                                             A-               DEM           1,400                792
Government of Germany
      6.25%, 1/4/24                                              AAA                            1,000                573
      7.125%, 1/29/03                                            AAA                            2,775              1,725
      7.375%, 1/3/05                                             AAA                            2,680              1,704
      7.50%, 9/9/04                                              AAA                            2,210              1,412
      8.375%, 5/21/01                                            AAA                            6,430              4,089
Group Total                                                                                                       10,295

Irish Punt (1.9%)
Irish Government
      8.00%, 8/18/06                                             AAA              IEP             900              1,484

Italian Lira (5.9%)
Republic of Italy BTPS
      9.50%, 2/1/06                                              AAA              ITL       3,180,000            $ 2,249
      10.00%, 8/1/03                                             AAA                        3,300,000              2,296
Group Total                                                                                                        4,545






                                                             ++ Ratings                         Face
                                                             (Standard                        Amount             Value
September 30, 1997                                           & Poor's)                         (000)             (000)+

   Japanese Yen (5.5%)
   Credit Locale de France
         6.00%, 10/31/01                                         AAA              JPY          75,000                737
   European Investment Bank
         3.00%, 9/20/06                                          AAA                           88,000                786
         6.625%, 3/15/00                                         AAA                           60,000                567
   Export-Import Bank of Japan
         2.875%, 7/28/05                                         AAA                           80,000                711
   International Bank for
      Reconstruction & Development
         4.75%, 12/20/04                                         AAA                           78,600                785
        ++6.75%, 6/18/01                                         AAA                           64,000                639
   Group Total                                                                                                     4,225

   Swedish Krona (7.3%)
   Swedish Government
      6.00%, 2/9/05                                              AAA              SEK          19,900              2,632
      13.00%, 6/15/01                                            AA+                           18,175              2,994
   Group Total                                                                                                     5,626

   United States Dollar (32.1%)
   Agency Fixed Rate Mortgage (3.1%)
   Government National
      Mortgage Association
         10.50%, 5/15/18                                         Agy                           $2,144              2,411
   Corporate (7.6%)
   Anthem Insurance Cos.,
      Inc. Series A
         9.00%, 4/1/27                                           BBB+                             275                296
^  BankAmerica Institutional,
      Series A
         8.07%, 12/31/26                                         A-                               350                360
^  BT Institutional Capital Trust,
      Series A
         8.09%, 12/1/26                                          BBB+                             325                329
^  Corestates Capital Corp.
         8.00%, 12/15/26                                         A-                               250                255
^  Edison Mission Energy Funding
         7.33%, 9/15/08                                          BBB                              225                231
^  Entertainment Properties
         14.253%, (Preferred Stock)                              BBB-                          (1)300                289
   First Chicago NBD Corp.,
      Series A
         7.95%, 12/1/26                                          A-                               400                404
^  HMH Properties, Inc.
         8.875%, 7/15/07                                         BB-                              $95                $97

^+Home Ownership Funding Corp.
         13.331%, (Preferred Stock)                              Aaa                         (1)1,575              1,528
   Nationwide Mutual Life
      Insurance
         7.50%, 2/15/24                                          A+                               300                295
^  PNC Institutional Capital, Series A
         7.95%, 12/15/26                                         BBB+             425             427
^  Tier One Properties
         11.095%,
         (Preferred Stock)                                       A             (1)150             147





                                                             ++ Ratings                         Face
                                                             (Standard                        Amount             Value
                                                             & Poor's)                         (000)             (000)+

^  Wells Fargo Capital,
      Series A
         8.125%, 12/1/26                                         BBB                              350                360
      Series B
         7.95%, 12/1/26                                          BBB+                             100                101
   World Financial Properties,
      Series 96 WFP-D
         6.95%,9/1/13                                            AA-                              775                785
   Group Total                                                                                                     5,904

   U.S. Treasury Securities (17.9%)
   U.S. Treasury Bond
         8.75%, 8/15/20                                          Tsy                            2,060              2,612
   U.S. Treasury Notes
         6.125%, 5/15/98                                         Tsy                            3,875              3,888
         6.75%, 5/31/99                                          Tsy                            2,150              2,182
         6.25%, 2/15/03                                          Tsy                              455                459
         7.875%, 11/15/04                                        Tsy                              300                330
         7.50%, 2/15/05                                          Tsy                            2,615              2,824
         3.375%, 1/15/07 (Inflation
           Indexed)                                              Tsy                            1,621              1,590
   Group Total                                                                                                    13,885

   Yankee (3.5%)
   Alcoa Aluminio SA,
      Series 96-1
         7.50%, 12/16/08                                         BBB                              399                407
^  AST Research, Inc.
         7.45%, 10/1/02                                          A-                               300                299
^  Israel Electric Corp., Ltd.
         7.25%, 12/15/06                                         A-                               300                304
   Korea Development Bank
         7.375%, 9/17/04                                         AA-                              225                227
^  Petroliam Nasional Bhd.
         7.125%, 10/18/06                                        A+                               225                223
^  Petrozuata Finance, Inc.
         8.22%, 4/1/17                                           BBB                              375                396
^  Ras Laffan Liquefied Natural Gas Co.
         8.294%, 3/15/14                                         BBB+                        $    550               $597
      Republic of Colombia
         8.70%, 2/15/16                                          BBB-                             220                224
   Group Total                                                                                                     2,677
   Total Fixed Income Securities (Cost $64,379)                                                63,626
   CASH EQUIVALENTS (16.4%)
   Commercial Paper (5.8%)
   Atlantic Asset Securitization Corp.
         5.57%, 10/16/97                                                                        1,500              1,496
   Barclays U.S. Funding Corp.
         5.55%, 10/14/97                                                                        1,505              1,502
   Daimler-Benz AG
         5.57%, 10/7/97                                                                         1,500              1,499
   Group Total                                                                                                     4,497
   Discount Note (3.9%)
   Federal Home Loan Mortgage Corporation
         10/3/97                                                                                3,000              2,999





                                                             ++ Ratings                         Face
                                                             (Standard                        Amount             Value
                                                             & Poor's)                         (000)             (000)+

   Repurchase Agreements (6.7%)
   Chase Securities, Inc. 5.90%, dated 9/30/97,
      due 10/1/97, to be repurchased at $2,759,
      collateralized by various U.S. Government
      Obligations, due 10/1/97-1/29/99, valued
      at $2,785                                                                                 2,759              2,759
   Goldman Sachs & Co. 6.15%, dated 9/30/97,
      due 10/1/97, to be repurchased at $2,470,
      collateralized by U.S. Treasury Bonds,
      8.00%, due 11/15/21, valued at $2,521                                                     2,470              2,470
   Group Total                                                                                                     5,229
   Total Cash Equivalents (Cost $12,725)                                                                          12,725
   FOREIGN CURRENCY (0.1%)
   Canadian Dollar                                                                CAD               6                  5
   Irish Punt                                                                     IEP              36                 52
@  Italian Lira                                                                  ITL2              56                 --
   Swedish Krona                                                                  SEK               4                  1
   Total Foreign Currency (Cost $58)                                                                                  58
   Total Investments (98.6%) (Cost $77,162)                                                                       76,409

                                                                                                               Value
                                                                                                              (000)+
                                                                                                              ------

Other Assets and Liabilities (1.4%)
Cash  $    239
Foreign Currency Held as Collateral on Futures
   Contracts (Cost $356)                                                                                            356
Dividends Receivable                                                                                                 67
Interest Receivable                                                                                               1,209
Receivable for Investments Sold                                                                                     164
Receivable for Fund Shares Sold                                                                                       4
Unrealized Gain on Futures Contracts                                                                                 67
Other Assets                                                                                                          2
Payable for Investments Purchased                                                                                  (528)
Payable for Investment Advisory Fees                                                                                (72)
Payable for Administrative Fees                                                                                      (5)
Payable for Trustees' Deferred Compensation
Plan-Note F                                                                                                          (2)
Unrealized Loss on Forward Foreign Currency Contracts                                                              (377)
Other Liabilities                                                                                                   (40)
                                                                                                                  1,084
NET ASSETS (100%)                                                                                               $77,493
INSTITUTIONAL CLASS

Net Assets
Applicable to 7,281,220 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                                                                                 $77,493
NET ASSET VALUE PER SHARE                                                                                       $ 10.64
Net  Assets Consist of:
Paid in Capital                                                                                                 $76,229
Undistributed Net Investment Income (Loss)                                                                        1,414
Undistributed Realized Net Gain (Loss)                                                                              921
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                                                            (753)
  Foreign Currency Transactions                                                                                    (385)
  Futures                                                                                                            67
Net Assets                                                                                                      $77,493



+     See Note A1 to Financial Statements.
++    Ratings are unaudited.
^     144A security. Certain conditions for public sale may exist.
++    A portion of these securities was pledged to cover margin requirements for futures contracts.
+     Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's
      Corporation.
(1)   Amount represents shares held by the Portfolio.
@     Value is less than $500.





International Fixed
Income Portfolio

Statement of Net Assets
Fixed Income Securities (70.6%)

                                                             ++ Ratings                         Face
                                                             (Standard                        Amount             Value
September 30, 1997                                           & Poor's)                         (000)             (000)+

   Australian Dollar (5.0%)
   Commonwealth of Australia
         9.00%, 9/15/04                                          AAA              AUD           7,350             $6,230
   Federal National Mortgage
      Association
         6.50%, 7/10/02                                          Agy                            1,960              1,466
   Group Total                                                                                                     7,696

   British Pound (8.9%)
   United Kingdom Treasury Bills
         8.00%, 6/7/21                                           AAA              GBP           1,930              3,655
         8.00%, 6/10/03                                          AAA                            1,765              3,050
         8.50%, 7/16/07                                          AAA                            3,730              6,870
   Group Total                                                                                                    13,575
   Canadian Dollar (2.9%)
^  Global Econ2 EI
      Zero Coupon, 11/1/98                                       AAA                         (1)1,400                  4
^  Global Econ2 PIP
      Zero Coupon, 11/1/98                                       AAA                         (1)1,400                  6
   Government of Canada
         7.50%, 3/1/01                                           AAA              CAD           3,100              2,414
         9.75%, 6/1/21                                           AA+                            1,950              2,009
   Group Total                                                                                                     4,433

   Danish Krone (2.9%)
   Kingdom of Denmark
         8.00%, 5/15/03                                          AA+              DKK          18,360              3,074
         8.00%, 3/15/06                                          AA+                            7,675              1,304
   Group Total                                                                                                     4,378

   Finnish Markka (0.9%)
   Government of Finland
         9.50%, 3/15/04                                          AA-              FIM           6,000              1,382

   French Franc (0.8%)
      Government of France O.A.T.
         8.50%, 3/28/00                                          AAA              FRF           6,400              1,183

   German Mark (14.7%)
   GMAC Global Bond
         3.42%, 9/25/02                                          A-               DEM           2,600              1,470
   Government of Germany
         6.25%, 1/4/24                                           AAA                            2,350              1,347
      +7.00%, 1/13/00                                            Aaa                            9,300              5,579
     ++7.375%, 1/3/05                                            AAA                            3,600              2,289
       7.50%, 9/9/04                                             AAA                            7,025              4,487
       8.375%, 5/21/01                                           AAA                            6,880              4,375
   International Bank for Reconstruction
      & Development
         7.125%, 4/12/05                                         AAA              DEM           4,550              2,851
   Group Total                                                                                                    22,398




                                                             ++ Ratings                         Face
                                                             (Standard                        Amount             Value
                                                             & Poor's)                         (000)             (000)+

   Irish Punt (2.2%)
   Irish Government
         8.00%, 8/18/06                                          AAA              IEP           2,060              3,398
   Italian Lira (8.3%)
      Republic of Italy BTPS
         9.50%, 2/1/06                                           AAA              ITL       9,070,000              6,415
         10.00%, 8/1/03                                          AA                         8,995,000              6,259
   Group Total                                                                                                    12,674

   Japanese Yen (13.8%)
++ Credit Locale de France
         6.00%, 10/31/01                                         AAA              JPY         516,000              5,070
   European Investment Bank
         6.625%, 3/15/00                                         AAA                          205,000              1,939
         3.00%, 9/20/06                                          AAA                          151,000              1,349
   Export-Import Bank of Japan
         2.875%, 7/28/05                                         AAA                          420,000              3,732
   Inter-American Development Bank
         6.00%, 10/30/01                                         AAA                          465,000              4,586
   International Bank for
      Reconstruction & Development
        ++6.75%, 6/18/01                                         AAA                          140,000              1,398
         4.75%, 12/20/04                                         AAA                          305,000              3,045
   Group Total                                                                                                    21,119

   Netherlands Guilder (1.7%)
   Netherlands Government
         8.25%, 2/15/07                                          AAA              NLG           4,225              2,543
   Spanish Peseta (1.2%)
   Spanish Government
         10.10%, 2/28/01                                         AAA              ESP         240,000              1,858
   Swedish Krona (7.3%)
   Swedish Government
         6.00%, 2/9/05                                           AAA              SEK          47,800              6,321
         13.00%, 6/15/01                                         AA+                           29,525              4,863
   Group Total                                                                                                    11,184
   Total Fixed Income Securities (Cost $110,356)                                              107,821



                                                                       Face
                                                                      Amount                 Value
                                                                       (000)                (000)+

   CASH EQUIVALENTS (27.2%)
   Commercial Paper (13.3%)
   Atlantic Asset Securitization Corp.
         5.57%, 10/16/97                                                $3,000               $2,993
   Daimler-Benz AG
      5.57%, 10/7/97                                                     3,000                2,997
   Ford Motor Credit Corp.
      5.54%, 10/7/97                                                     3,000                2,997
   Transamerica Financial Corp.
      5.51%, 10/30/97                                                    3,000                2,987
   Toys 'R' Us, Inc.
      5.50%, 10/27/97                                                    3,000                2,988






                                                                       Face
                                                                      Amount                 Value
                                                                       (000)                (000)+

   USAA Capital Corp.
      5.53%, 10/9/97                                                     3,000                2,997
   Xerox Credit Corp.
      5.55%, 10/9/97                                                     2,340                2,337
   Group Total                                                                               20,296
   Discount Note (3.9%)
   Federal Home Loan Mortgage Corporation
      10/3/97                                                            6,000                5,998
   Repurchase Agreements (10.0%)
   Chase Securities, Inc. 5.90%, dated 9/30/97,
      due 10/1/97, to be repurchased at $7,662,
      collateralized by various U.S. Government
      Obligations, due 10/1/97-1/29/99, valued at $7,733                 7,661                7,661
   Goldman Sachs & Co. 6.15%, dated 9/30/97, due
      10/1/97, to be repurchased at  $7,660,
      collateralized by U.S. Treasury Bonds, 8.00%,
      due 11/15/21, valued at $7,817                                     7,659                7,659
   Group Total                                                                               15,320
   Total Cash Equivalents (Cost $41,614)                                                     41,614
   FOREIGN CURRENCY (0.0%)

   British Pound                                                 GBP         1                    1
   Canadian Dollar                                               CAD        34                   25
@  Japanese Yen                                                  JPY         3                   --
@  Spanish Peseta                                                ESP        12                   --
Total Foreign Currency (Cost $25)                                           26
Total Investments (97.8%) (Cost $151,995)                                                   149,461

                                                                                                Value
                                                                                               (000)+
                                                                                               ------

Other Assets and Liabilities (2.2%)
Foreign Currency Held as Collateral on
   Futures Contracts (Cost $887)                                                                887
Interest Receivable                                                                           2,656
Receivable for Fund Shares Sold                                                               1,876
Unrealized Gain on Futures Contracts                                                            308
Other Assets                                                                                      5
Payable for Investments Purchased                                                            (1,718)
Payable for Fund Shares Redeemed                                                                (16)
Payable for Investment Advisory Fees                                                           (133)
Payable for Administrative Fees                                                                 (10)
Payable for Trustees' Deferred Compensation Plan-Note F                                          (4)
Payable to Custodian                                                                            (24)
Unrealized Loss on Forward Foreign Currency Contracts                                          (523)
Other Liabilities                                                                               (13)
                                                                                              3,291
NET ASSETS (100%)                                                                          $152,752
INSTITUTIONAL CLASS

Net Assets
Applicable to 14,990,797 outstanding
   shares of beneficial interest (unlimited
   authorization, no par value)                                                            $152,752





                                                                               Value
                                                                              (000)+

NET ASSET VALUE PER SHARE                                                    $  10.19
Net Assets Consist of:
Paid in Capital                                                              $154,579
Undistributed Net Investment Income (Loss)                                       (372)
Undistributed Realized Net Gain (Loss)                                          1,312
Unrealized Appreciation (Depreciation) on:
   Investment Securities                                                       (2,535)
   Foreign Currency Transactions                                                 (540)
   Futures                                                                        308
Net Assets                                                                   $152,752


+        See Note A1 to Financial Statements.
++       Ratings are unaudited.
^        144A security. Certain conditions for public sale may exist.
++        A portion of these securities was pledged to cover margin requirements for futures contracts.
+        Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's
         Corporation.
(1)      Amount represents shares held by the Portfolio.
@        Value is less than $500.




                                                   Statement of Net Assets

Intermediate Duration
Portfolio

Statement of Net Assets
Fixed Income Securities (95.5%)


                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Adjustable Rate Mortgages (10.0%)
##    Government National Mortgage
         Association November TBA
         6.00%, 11/20/27                                               Agy                     5,475            5,508
         6.50%, 11/20/28                                               Agy                     1,650            1,677
      Group Total                                                                                               7,185

      Agency Fixed Rate Mortgages (13.6%)
      Federal Home Loan
         Mortgage Corporation
         Conventional Pools:
            11.00%, 7/1/13                                             Agy                       113              127
            11.50%, 3/1/13                                             Agy                       178              202
         Gold Pools:
            7.00%, 1/1/24-12/1/24                                      Agy                       999            1,000
            10.00%, 6/1/17                                             Agy                       464              513
      Federal National
         Mortgage Association
         Conventional Pools:
            10.00%, 5/1/22-1/1/27                                      Agy                       317              347
            10.50%, 12/1/10                                            Agy                        95              106
      Government National Mortgage
         Association Conventional Pools:
            7.00%, 12/15/23                                            Agy                     2,647            2,656
            10.00%, 2/15/16-
            12/25/25                                                   Agy                     1,621            1,798
            10.50%, 3/15/06-
            2/15/18                                                    Agy                       323              363
            11.00%, 3/15/10-
            8/15/27                                                    Agy                     2,169            2,480
            11.50%, 6/15/13                                            Agy                       146              168
            12.50%, 12/15/10                                           Agy                        39               45
      Group Total                                                                                               9,805

      Asset Backed Corporates (11.1%)
^     Aegis Auto Receivables Trust,
         Series 95-1 A
            8.60%, 3/20/02                                             N/R                        71               72
^        Series 97-C A
            6.40%, 3/17/04                                             AAA                       333              334
      AFG Receivables Trust,
         Series:
         95-A A
            6.15%, 9/15/00                                             A                          17               17
         +96-B A
            6.60%, 4/15/01                                             A2                         45               45
         97-A A
            6.35%, 10/15/02                                            AAA                       278              279



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


                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      ALPS,
         Series 94-1 A4 CMO
            7.80%, 9/15/04                                             AA                      260              266
      Americredit Automobile Receivables
         Trust, Series 96-B A
            6.50%, 1/12/02                                             AAA                      94               94
      Arcadia Auto,
         Series 97-C A4
            6.375%, 1/15/03                                            AAA                     360              361
      Associates Manufactured Housing,
         Series:
         97-1 A3
            6.60%, 6/15/28                                             AAA                     235              237
         97-2 A
            6.65%, 10/15/02                                            AAA                     244              246
      Case Equipment Loan Trust,
         Series:
         95-A A
            7.30%, 3/15/02                                             AAA                      14               14
         95-A B
            7.65%, 3/15/02                                             A                        26               27
      Cityscape Home Equity Loan Trust,
         Series 96-1 A1
            6.45%, 3/1/09                                              AAA                      29               29
      Contimortgage Home Equity Loan Trust,
         Series 96-3 A2
            6.97%, 7/15/11                                             AAA                      75               75
      CPS Auto Grantor Trust, Series 96-3 A
            6.30%, 8/15/02                                             AAA                     275              275
^     Federal Mortgage Acceptance Corp.,
         Loan Receivables Trust,
         Series:
         96-B A1
            7.629%, 11/1/18                                            A                        96               97
         97-A A
            7.35%, 4/15/19                                             AAA                     360              373
      First Merchants Auto Receivables Corp.,
         Series:
         96-C A2
            6.15%, 7/15/01                                             AAA                     175              174
         +97-2 A1
            6.85%, 11/15/02                                            AAA                     235              237
      First Plus Home Loan Trust,
         Series 96-4 A3
            6.28%, 3/10/09                                             AAA                     250              249
      Fleetwood Credit Corp., Series 92-A
            7.10%, 2/15/07                                             AAA                      81               81
      Ford Credit Auto Owner Trust,
         Series:
         96-A A3
            6.50%, 11/15/99                                            AAA                     200              201
         96-B
            6.55%, 2/15/02                                             A                       100              100
      Ford Credit Grantor Trust,
         Series 94-B A
            7.30%, 10/15/99                                            AAA                      65               66





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      General Electric Home Equity Loan
         Asset-Backed Certificates,
         Series 91-1 B
            8.70%, 9/15/11                                             AAA                       250              257
      General Motors Acceptance Corp.,
         Grantor Trust,
         Series 93-A A
            4.15%, 3/15/98                                             AAA                         1                1
      Greenwich Capital Acceptance, Inc.,
         Series 95-B A1
            6.00%, 8/10/20                                             AAA                        25               25
      Honda Auto Receivables Grantor Trust,
         Series 97-A A
            5.85%, 2/15/03                                             AAA                       582              582
      IBM Credit Receivables Lease Asset
         Master Trust, Series 93-1 A
            4.55%, 11/15/00                                            AAA                        11               11
^     Long Beach Auto,
         Series 97-2 A
            6.69%, 9/25/04                                             AAA                       272              272
      Money Store (The) Home Equity Trust,
         Series 95-CA1
            6.20%, 1/15/09                                             AAA                        11               11
^++   NAL Auto Trust, Series 97-2A
            7.75%, 9/15/02                                             A                         210              210
^     National Auto Credit, Inc.
         Series 96 3A
            7.30%, 12/15/00                                            N/R                        59               59
      Navistar Financial Corp. Owner Trust,
         Series 94-B A
         6.40%, 1/15/00                                                AAA                        23               23
^     NPR Health Care,
         Series 97-1 A
            6.815%, 7/1/01                                             N/R                       100              101
      Old Stone Credit Corp, Series 92-3 B1
            6.35%, 9/25/07                                             AAA                        60               59
      Olympic Automobile Receivables Trust,
         Series:
         94-B A2
            6.85%, 6/15/01                                             AAA                        64               65
         94-B B
            6.95%, 6/15/01                                             AAA                        32               32
      Onyx Acceptance Grantor Trust,
         Series:
         94-1 A
            6.90%, 1/17/00                                             AAA                        25               25
         97-2 A
            6.35%, 10/15/02                                            AAA                       387              388
         97-3A
            6.35%, 1/15/04                                             AAA                       370              371
      Premier Auto Trust, Series 95-4 A4
            6.00%, 5/6/00                                              AAA                       100              100
^     Railcar Leasing
            7.125%, 1/15/13                                            AAA                       350              362
^     Team Fleet Financing Corp.,
         Series 97-1 A
            7.35%, 5/15/03                                             A-                        300              308





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Union Acceptance Corp.,
         Series:
         96-B A
            6.45%, 7/9/03                                              AAA                      105              105
         97-B A2
            6.70%, 6/8/03                                              AAA                      300              302
      Western Financial Auto Grantor Trust,
         Series:
         93-2 A2
            4.70%, 10/1/98                                             AAA                        9                9
         94-1 A1
            5.10%, 6/1/99                                              AAA                       18               18
      WFS Financial Owner Trust,
         Series 97-C A3
            6.01%, 3/20/02                                             AAA                      380              380
      Group Total                                                                                              8,025

      Collateralized Mortgage Obligations-
         Agency Collateral Series (2.6%)
      Federal Home Loan Mortgage Corporation,
         Series:
         93-149 O PO REMIC
            8/25/23                                                    Agy                       35               22
##    1386 D REMIC
         6.188%, 10/15/07                                              Agy                      416              417
      1632 SA Inv Fl REMIC
         5.336%, 11/15/23                                              Agy                       65               54
      1709 H PO REMIC
         1/15/24                                                       Agy                       14                7
      1750 C PD PO REMIC
         3/15/24                                                       Agy                       22               15
      1813 K PO REMIC
         2/15/24                                                       Agy                       15               10
      1844 PC PO REMIC
         3/15/24                                                       Agy                       30               19
      1887 I PO REMIC
         10/15/22                                                      Agy                       15               10
      Federal National Mortgage Association,
         Series:
         93-205 G PO REMIC
            9/25/23                                                    Agy                       14                9
         93-235 H PO REMIC
            9/25/23                                                    Agy                        4                3
         96-11 V PO
            9/25/23                                                    Agy                      565              381
         96-14 PC PO
            12/25/23                                                   Agy                       25               14
         96-46 PB PO
            9/25/23                                                    Agy                       30               20
         96-54 N PO
            7/25/23                                                    Agy                       20               15
         96-54 O PO
            11/25/23                                                   Agy                       20               12
         97-3 E PO
            12/25/23                                                   Agy                       75               50
         97-7 EB PO
            2/25/23                                                    Agy                      233              166






                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

         282 1 PO
            5/15/24                                                    Agy                      506              347
         287 1 PO
            12/17/07                                                   Agy                      496              325
      Group Total                                                                                              1,896

      Collateralized Mortgage Obligations-
        Non-Agency Collateral Series (5.1%)
      Asset Securitization Corp.,
         Series 96-MD6 A1C
            6.88%, 11/13/26                                            AAA                      250              255
      Bear Stearns Mortgage Securities, Inc.,
         Series:
         96-4 AI10
            8.125%, 9/25/27                                            AAA                       50               52
         96-9 AI11
            8.00%, 6/15/26                                             AAA                       50               52
      Citicorp Mortgage Securities, Inc.,
         Series 93-9 A1
            7.00%, 3/25/20                                             AAA                       60               60
      DLJ Mortgage Acceptance Corp.,
         Series:
         ^97-CF1 A1B
            7.60%, 5/15/30                                             AAA                      300              318
         ^97-CF1 S IO
            1.097%, 5/15/30                                            AAA                    1,295               86
         97-CF2 A1B
            6.82%, 10/15/30                                            AAA                      500              503
      ICI Funding Corp., Series 97-2 1A8
            8.00%, 7/25/28                                             AAA                      349              365
##    J. P. Morgan Commercial Mortgage
         Finance Corp., Series 97- C5 A2
            7.069%, 9/15/29                                            AAA                      325              332
+     Independent National Mortgage Corp.,
         Series 94-O B1
            7.875%, 9/25/24                                            A2                        97              100
      Merrill Lynch Mortgage Investors, Inc.,
         Series 95-C1 IO
            2.188%, 5/25/15                                            N/R                    2,553              176
      Residential Accredit
         Loans Inc.,
         Series:
         97 Q52 A8 NAS
            7.75%, 3/25/27                                             AAA                       75               77
         97 QS3 NAS
            7.75%, 4/25/27                                             AAA                      150              154
         97 QS10 A7 TBA
            7.25%, 9/15/27                                             AAA                      550              550
      Residential Asset Securitization Trust,
         Series:
         96-A11 A9
            7.75%, 2/25/27                                             AAA                       50               51
         97-A9 A5
            7.25%, 9/15/27                                             AAA                      525              526
      Group Total                                                                                              3,657





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Commercial Mortgages (7.0%)

+     American Southwest Financial Securities
         Corp., Series 95-C1 A1B
            7.40%, 11/17/04                                            Aaa                       50               52
      Asset Securitization Corp.,
         Series:
         95-D1 A1
            7.59%, 8/11/27                                             AAA                      141              148
         95-MD4 A1
            7.10%, 8/13/29                                             AAA                      706              727
         96-MD6 A1C
            7.04%, 11/13/26                                            AAA                      100              103
^     Carousel Center Finance, Inc.,
         Series 1 B
            7.527%, 10/15/07                                           BBB+                      83               84
      CBM Funding Corp., Series 96-1 A3PI
            7.08%, 2/1/13                                              AA                       100              103
      Chase Commercial Mortgage Securities
         Corp., Series 96-2 B
            6.90%, 10/19/06                                            AA                       100              101
      CS First Boston Mortgage Securities
         Corp., Series 97-C1 A1C
            7.24%, 6/20/29                                             AAA                      325              337
^     DLJ Mortgage Acceptance Corp.,
         Series:
         96-CF2 A1B
            7.29%, 7/15/06                                             AAA                       85               88
##       96-CF2 S IO
            1.643%, 11/12/21                                           N/R                      623               55
^     Forum Finance
            7.125%, 5/15/04                                            AA                       250              256
+     GMAC Commercial Mortgage Securities, Inc.,
         Series 97-C1, Class A2
            6.853, 9/15/06                                             Aaa                      500              508
+     GS Mortgage Securities Corp.,
         Series:
         97-GL A2D
            6.94%, 7/13/30                                             Aaa                      350              357
         97-GL X2 IO
            1.07%, 7/13/30                                             Aaa                      999               55
^     Hospitality Properties Mortgage
         Acceptance Corp.,  Series 96-C1 A
            6.275%, 12/6/04                                            A                        200              200
^     Lakewood Mall Finance Co.,
         Series 95-C1 A
            7.00%, 8/13/10                                             AA                       100              102
+     LB Commercial Conduit Mortgage Trust,
         Series 96-C2 A
            7.416%, 10/25/26                                           Aaa                       99              102
      Merrill Lynch Mortgage Investors, Inc.,
         Series:
         96-C1 A3
            7.42%, 4/25/28                                             AAA                      100              104
         96-C2 A2
            6.82%, 11/21/28                                            AAA                      345              349
         96-C2 IO
            1.529%, 10/25/26                                           N/R                      444               40




                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

         97-C1 A3
            7.12%, 6/18/29                                             AAA                       150              154
+     Midland Realty Acceptance Corp.,
         Series 96-C2 A2
            7.233%, 1/25/27                                            Aaa                       100              103
      Mortgage Capital Funding, Inc.,
         Series:
         95-MC1 A1B
            7.60%, 5/25/27                                             AAA                       150              155
         97-MC1 A3
            7.288%, 7/20/27                                            Aaa                       375              390
^     Park Avenue Finance Corp.,
         Series 97-C1 A1
            7.58%, 5/12/07                                             N/R                       198              209
+     Salomon Brothers Mortgage Securities,
         Series 97-TZH A2
            7.174%, 3/24/22                                            Aa2                       150              154
      Group Total                                                                                               5,036

      Energy (0.1%)
^     Excel Paralubes Funding
            7.43%, 11/1/15                                             A-                        100              101

      Finance (13.8%)
      Allstate Corp.
            5.875%, 6/15/98                                            A                         125              125
^     Anthem Insurance Cos., Inc., Series A
            9.00%, 4/1/27                                              BBB+                      225              243
      Associates Corp. of
         North America, Series H
            6.73%, 3/27/03                                             AA-                       175              177
^     BankAmerica Institutional, Series A
            8.07%, 12/31/26                                            A-                        350              360
      Bankers Trust New York Corp.
            6.625%, 7/30/99                                            A                         150              151
      Barclays American Corp.
            7.875%, 8/15/98                                            AA                        125              127
      Beneficial Corp., Series H
            6.575%, 12/16/02                                           A                         175              176
^     BT Institutional Capital Trust,
         Series A
            8.09%, 12/1/26                                             BBB+                      250              253
      Chase Manhattan
         Bank N.A.
            5.875%, 8/4/99                                             A+                        575              573
      Chrysler Financial Corp.
            6.375%, 1/28/00                                            A-                        200              201
            6.62%, 6/16/00                                             A                         325              328
      CIT Group Holdings
            6.375%, 10/1/02                                            AA-                       400              399
^     Corestates Capital Corp.
            8.00%, 12/15/26                                            A-                        300              307
      Countrywide Funding Corp.
            6.05%, 3/1/01                                              A                          75               74
            6.55%, 4/14/00                                             A                         100              101
^     Equitable Life Assurance Society of
         the U.S., Series 1 A
            6.95%, 12/1/05                                             A                         250              252




                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

^     Farmers Insurance Exchange
         8.625%, 5/1/24                                                BBB+                     300              319
^     First Chicago NBD Corp.,
         Series A
            7.95%, 12/1/26                                             A-                       675              682
^     First Hawaiian Bank,
         Series A
            6.93%, 12/1/03                                             A                        350              353
      First Union Institutional Capital,
         Series I
            8.04%, 12/1/26                                             BBB+                     300              307
^     Florida Property & Casualty
            7.375%, 7/1/03                                             A-                       125              129
            7.45%, 7/1/04                                              A                        100              104
^     Florida Windstorm
            6.70%, 8/25/04                                             A-                       200              199
      Ford Motor Credit Corp.
            7.47%, 7/29/99                                             A+                        75               77
            8.375%, 1/15/00                                            A+                        25               26
      General Motors Acceptance Corp.
         Medium Term Note
            6.75%, 6/10/02                                             A-                       100              101
            +6.65%, 5/24/00                                            A3                       100              101
^+    Home Ownership Funding Corp.,
            13.331%
            (Preferred Stock)                                          Aaa                       (1)650          631
      Household Finance Corp.
            6.08%, 3/8/06                                              A                         68               67
^     Hyatt Equities LLC
            7.00%, 5/15/02                                             BBB+                     340              346
      Lehman Brothers Holding Corp.
            6.50%, 7/18/00                                             A                        375              376
            6.625%, 11/15/00                                           A                        100              101
^     Metropolitan Life Insurance Co.
            7.45%, 11/1/23                                             AA                       325              316
      PNC Institutional Capital, Series A
            7.95%, 12/15/26                                            BBB+                     300              301
^     Prime Property Funding
            6.80%, 8/15/02                                             A                        355              357
^     State Street Institutional Capital,
         Series A
            7.94%, 12/30/26                                            A                        250              255
      Wells Fargo Capital,
^        Series A
            8.125%, 12/1/26                                            BBB                      100              103
         Series B
            7.95%, 12/1/26                                             BBB+                     250              252
^     World Financial Properties,
         Series:
         96 WFP-B
            6.91%, 9/1/13                                              AA-                      248              251
         96 WFP-D
            6.95%, 9/1/13                                              AA-                      350              354
      Group Total                                                                                              9,955





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Floating Rate Notes (0.1%)
##    Student Loan Marketing Association,
         Series:
         95-1 A1
            5.759%, 4/26/04                                            AAA                     39               40
         96-1 A1
            5.744%, 7/26/04                                            AAA                     34               34
      Group Total                                                                                               74

      Foreign Governments (1.1%)
      Government of Germany
            7.375%, 1/3/05                                             AAA DEM              1,200              763

      Industrials (0.6%)
^     EES Coke Battery Co., Inc.
            7.125%, 4/15/02                                            BBB                   $200              202
      Philip Morris Cos., Inc.
            6.375%, 2/1/06                                             A                       55               53
      Scotia Pacific Holding Co.
            7.95%, 7/20/15                                             BBB                     83               87
^     Sears Roebuck Acceptance Corp.
            6.86%, 8/6/01                                              A2                      70               71
      Group Total                                                                                              413

      Rated Non-Agency Fixed Rate Mortgages
         (0.1%)
      Resolution Trust Corp., Series 92-5 C
            8.618%, 1/25/26                                            AA                      85               86

      Stripped Mortgage Backed Securities-
         Agency Collateral Series (0.7%)
      Federal National Mortgage Association
         Series:
         249 1 PO
            10/25/23                                                   Agy                    338              223
         254 1 PO
            1/1/24                                                     Agy                     44               31
         260 1 PO
            4/1/24                                                     Agy                     58               41
         263 1 PO
            5/25/24                                                    Agy                     62               41
         93-M2 B IO REMIC
            2.575%, 7/25/03                                            Agy                    805               46
         93-146 G PO REMIC
            5/25/23                                                    Agy                     12                8
         93-243 C PO REMIC
            11/25/23                                                   Agy                      4                3
         96-20 E PO
            11/25/22                                                   Agy                    250              124
      Group Total                                                                                              517

      Telephones (0.2%)
      Tele-Communications, Inc.
            8.75%, 2/15/23                                             BBB-                   150              155





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      U.S. Treasury Securities (26.5%)
      U.S. Treasury Notes
            7.00%, 4/15/99                                             Tsy                      550              560
            6.25%, 5/31/99                                             Tsy                    8,000            8,058
            6.875%, 7/31/99                                            Tsy                    2,850            2,901
        ++ 7.50%, 2/15/05                                              Tsy                    3,750            4,049
            3.625%, 7/15/02
              (Inflation Indexed)                                      Tsy                    2,180            2,172
            3.375%, 1/15/07
              (Inflation Indexed)                                      Tsy                    1,368            1,341
      Group Total                                                                                             19,081

      Utilities (0.1%)

^     Edison Mission Energy Funding Corp.,
         Series B
            7.33%, 9/15/08                                             BBB                      100              103

      Yankee (2.8%)
^     Alcoa Aluminio SA,
         Series 96-1
            7.50%, 12/16/08                                            BBB                      384              392
      AST Research, Inc.
            7.45%, 10/1/02                                             A-                       300              299
^     Israel Electric Corp., Ltd
            7.25%, 12/15/06                                            A-                       100              101
      Korea Development Bank
            7.375%, 9/17/04                                            AA-                      220              222
      Petroliam Nasional Bhd.
            7.125%, 10/18/06                                           A+                       225              223
^     Petrozuata Finance, Inc.
            8.22%, 4/1/17                                              BBB                      350              370
^     Ras Laffan Liquefied Natural Gas Co.
            8.294%, 3/15/14                                            BBB+                     365              396
      Group Total                                                                                              2,003
Total Fixed Income Securities (Cost $68,139)                                                                  68,855

INTEREST RATE CAP (0.1%)-See Note A6
Bankers Trust Co., terminating 10/15/99, to
  receive on 10/15/99 the excess, as
  measured on 10/15/98, of 12 month LIBOR
  over 6.34% multiplied by the notional
  amount. (Premium Paid $85)                                           N/R                   25,000               76





                                                                              Face
                                                                             Amount           Value
                                                                              (000)          (000)+

CASH EQUIVALENTS (10.6%)
Repurchase Agreements (10.6%)
Chase Securities, Inc. 5.90%, dated 9/30/97,
  due 10/1/97, to be repurchased at $2,543,
  collateralized by various U.S. Government
  Obligations, due 10/1/97-1/29/99, valued at $2,566                            2,542           2,542
Goldman Sachs & Co. 6.15%, dated 9/30/97, due 10/1/97,
  to be repurchased at $2,541, collateralized by
  U.S. Treasury Bonds, 8.00%, due 11/15/21, valued at $2,593                    2,541           2,541
Merrill Lynch & Co., Inc. 5.90%, dated 9/30/97, due
  10/1/97, to be repurchased at $2,541, collateralized by
  U.S. Treasury Notes, 7.50%, due 10/31/99, valued at $2,593                    2,541           2,541
Total Cash Equivalents (Cost $7,624)                                                            7,624
Total Investments (106.2%) (Cost $75,848)                                                      76,555

Other Assets and Liabilities (-6.2%)
Dividends Receivable                                                                               22
Interest Receivable                                                                               966
Receivable for Investments Sold                                                                 8,276
Other Assets                                                                                        1
Payable for Investments Purchased                                                              (8,516)
Payable for Shares Redeemed                                                                    (5,077)
Payable for Investment Advisory Fees                                                              (57)
Payable for Administrative Fees                                                                    (5)
Payable for Trustees' Deferred Compensation Plan-Note F                                            (1)
Unrealized Loss on Foreign Forward Currency Contracts                                              (7)
Payable for Daily Variation on Futures Contract                                                    (1)
Other Liabilities                                                                                 (37)
                                                                                               (4,436)
NET ASSETS (100%)                                                                             $72,119





                                                                                            Value
                                                                                           (000)+

INSTITUTIONAL CLASS
Net Assets
Applicable to 6,883,396 outstanding shares of beneficial
  interest (unlimited authorization, no par value)                                            $72,119
NET ASSET VALUE PER SHARE                                                                     $ 10.48

Net Assets Consist of:
Paid in Capital                                                                               $69,694
Undistributed Net Investment Income (Loss)                                                      1,188
Undistributed Realized Net Gain (Loss)                                                            538
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                                           707
  Foreign Currency Transactions                                                                    (7)
  Futures                                                                                          (1)
Net Assets                                                                                    $72,119

+           See Note A1 to Financial Statements.
++          Ratings are unaudited.
^           144A security. Certain conditions for public sale may exist.
++           A portion of these securities was pledged to cover margin requirements for futures contracts.
+           Moody's Investor Service, Inc. rating. Security is not rated by Standard &
            Poor's Corporation.
++          Fitch rating. Security is not rated by Standard & Poor's Corporation or
            Moody's Investor Service, Inc.
##          Variable or floating rate security-rate disclosed is as of September 30, 1997.
(1)         Amount represents shares held by the Portfolio.
CMO         Collateralized Mortgage Obligation
DEM         German Mark
IO          Interest Only
N/R         Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or
            Fitch.
PO          Principal Only
REMIC       Real Estate Mortgage Investment Conduit
TBA         Security is subject to delayed delivery. See Note A8 to Financial Statements.



Balanced
Portfolio

Statement of Net Assets
Fixed Income Securities (35.4%)


                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Adjustable Rate Mortgages (3.7%)
##    Government National Mortgage
         Association
         Various Pools:
            6.00%, 8/20/27-11/20/27                                    Agy                    10,950           11,032
         November TBA
            6.00%, 11/20/27                                            Agy                     2,800            2,817
      Group Total                                                                                              13,849

      Agency Fixed Rate Mortgages (4.7%)
      Federal Home Loan
         Mortgage Corporation
         Conventional Pools:
            10.00%, 9/1/17                                             Agy                       644              703
            10.50%, 8/1/19                                             Agy                       503              561
            11.00%, 5/1/20-9/1/20                                      Agy                       946            1,060
            12.00%, 3/1/15                                             Agy                       359              416
         Gold Pools:
            7.00%, 1/1/24-6/1/25                                       Agy                     3,034            3,039
      Federal National
         Mortgage Association
         Conventional Pools:
            10.00%, 7/1/17                                             Agy                       783              858
            10.50%, 8/1/12-4/1/22                                      Agy                     1,646            1,844
      Government National Mortgage
         Association
         Various Pools:
          7.00%, 12/15/22-12/15/23                                     Agy                     4,446            4,462
         10.00%, 12/15/21-12/25/26                                     Agy                     1,893            2,096
         10.50%, 2/15/20-12/15/20                                      Agy                     1,098            1,235
         11.00%, 5/15/26                                               Agy                     1,078            1,199
      Group Total                                                                                              17,473

      Asset Backed Corporates (2.2%)
##    Airplanes Pass Through Trust,
         Series:
         1 B
            6.756%, 3/15/19                                            A                         325              325
      ALPS,
         Series:
         94-1 A4 CMO
            7.80%, 9/15/04                                             AA                        375              384
         94-1 C2 CMO
            9.35%, 9/15/04                                             BBB                       622              640
         96-1 D
            12.75%, 6/15/06                                            BB-                     1,097            1,184
      Arcadia Auto, Series 97-CA4
            6.375%, 1/15/03                                            AAA                       640              642
      CIT Group Home Equity Loan Trust,
         Series:
         97-1 A3
            6.25%, 9/15/01                                             AAA                       375              375




                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Federal Mortgage Acceptance Corp.
         Loan Receivables Trust,
         Series:
         96-B A1
            7.629%, 11/1/18                                            A                         382              390
      First Plus Home Loan Trust,
         Series:
         97-3 A2
            6.48%, 9/10/08                                             AAA                       380              381
         97-3 A3
            6.57%, 10/10/10                                            AAA                       375              376
      Honda Auto Receivables Grantor Trust,
         Series:
         97-A A
            5.85%, 2/15/03                                             AAA                     1,094            1,094
^     Long Beach Auto,
         Series:
         97-2 A
            6.69%, 9/25/04                                             AAA                       494              494
^     NAL Auto Trust,
         Series:
         96 3A
            7.75%, 9/15/02                                             N/R                       233              234
         96-4 A
            6.90%, 12/15/00                                            N/R                       308              306
      National Car Rental
         Financing Ltd.,
         Series:
         96-1 A4
            7.35%, 10/20/03                                            N/R                       425              435
      Security Pacific Home Equity Trust,
         Series:
         91-AB
            10.50%, 3/10/06                                            A+                         80               80
^     Team Fleet Financing Corp.,
         Series:
         96-1A
            6.65%, 12/15/02                                            A-                        300              300
      WFS Financial Owner Trust,
         Series:
         97-C A3
            6.01%, 3/20/02                                             AAA                       690              689
      Group Total                                                                                               8,329

      Asset Backed Mortgages (0.6%)
      Cityscape Home Equity Loan Trust,
         Series:
         96-2 A5
            8.10%, 8/25/26                                             AAA                       700              734
         96-3 A IO
            1.00%, 10/25/26                                            AAA                     9,348              232
         96-3 YMA
            10/25/26                                                   N/R                     9,348               13
      Contimortgage Home Equity Loan Trust,
         Series:
         96-4 A11 IO
            1.10%, 1/15/28                                             AAA                     8,041              212





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

^        96-4 A12 IO
            1.05%, 1/15/28                                             AAA                     2,596               68
         96-4 A12 YMA
            1/15/28                                                    N/R                    12,984               19
         97-1 A10 YMA
            3/15/28                                                    N/R                     9,505               13
^        97-1 A10I IO
            1.10%, 3/15/28                                             AAA                     9,285              254
      First Union Residential Securization
         Trust, Series 96-2 A5
            7.21%, 11/25/28                                            AAA                       675              682
      Group Total                                                                                               2,227

      Collateralized Mortgage Obligations-
         Agency Collateral Series (1.1%)
      Federal Home Loan
         Mortgage Corporation,
         Series:
         93-149 O PO REMIC
            8/25/23                                                    Agy                       113               71
         1415-S Inv Fl IO CMO
            19.125%, 11/15/07                                          Agy                       373              172
         1476-S Inv Fl IO
         REMIC PAC
            4.363%, 2/15/08                                            Agy                     3,357              391
         1485-S Inv Fl IO REMIC
            3.913%, 3/15/08                                            Agy                     3,315              294
         1600-SA Inv Fl IO REMIC
            2.313%, 10/15/08                                           Agy                     5,887              325
         1709 H PO REMIC
            1/15/24                                                    Agy                        52               27
         1750 C PD PO REMIC
            3/15/24                                                    Agy                        78               56
         1813 K PO REMIC
            2/15/24                                                    Agy                        50               34
         1844 PC PO REMIC
            3/15/24                                                    Agy                        95               60
         1887 I PO REMIC
            10/15/22                                                   Agy                        55               37
      Federal National Mortgage Association,
         Series:
         282 1 PO
            5/15/24                                                    Agy                     1,253              859
         90-106 J PAC CMO
            8.50%, 9/25/20                                             Agy                       552              581
         92-186 S Inv Fl IO CMO
            3.363%, 10/25/07                                           Agy                     6,381              548
         93-205 G PO REMIC
            9/25/23                                                    Agy                       308              198
         93-235 H PO REMIC
            9/25/23                                                    Agy                       122               96
         96-14 PC PO REMIC
            12/25/23                                                   Agy                        90               52
         96-46 PB PO REMIC
            9/25/23                                                    Agy                        95               64
         96-54 N PO REMIC
            7/25/23                                                    Agy                        69               52





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

         96-54 O PO REMIC
            11/25/23                                                   Agy                       74               46
         96-68 SC Inv Fl IO REMIC
            2.475%, 1/25/24                                            Agy                    1,250              152
      Group Total                                                                                              4,115

      Collateralized Mortgage Obligations-
         Non-Agency Collateral Series (3.2%)
      American Housing Trust,
         Series:
         V 1G
            9.125%, 4/25/21                                            AAA                      302              320
      Chemical Mortgage
         Securities, Inc.,
         Series:
         93-1 M
            7.45%, 2/25/23                                             AA                       444              448
      Citicorp Mortgage
         Securities, Inc.,
         Series:
         94-7 A5
            6.25%, 4/25/24                                             AAA                      825              742
      CMC Securities Corp. IV,
         Series:
         94-G A4
            7.00%, 9/25/24                                             AAA                      675              645
      DLJ Mortgage Acceptance Corp.,
         Series:
         97-CF2 A1B
            6.82%, 10/15/30                                            AAA                      825              831
ss.   First Boston Mortgage Corp.,
         Series:
         92-4 B1
            8.125%, 10/25/22
            (acquired 1/25/93-
            2/26/93, cost $239)                                        A                        244              249
      GE Capital Mortgage
         Services, Inc.,
         Series:
         94-24 A4
            7.00%, 7/25/24                                             AAA                      858              822
      Independent National Mortgage Corp.,
         Series:
         95-V A3
            7.12%, 2/25/26                                             AAA                      935              927
      J. P. Morgan Commercial Mortgage
         Finance Corp.
         Series:
         97-C5 A2
            7.069%, 9/15/29                                            AAA                      600              613
ss.## Kidder Peabody Funding Corp.,
         Series 92-4 B2
            8.467%, 5/28/22
            (acquired 2/26/93, cost $106)                              N/R                      105              105




                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Merrill Lynch Mortgage Investors,
         Inc.,
         Series 95-C1 IO
            2.188%, 5/25/15                                            N/R                     5,264              363
      Prudential Home Mortgage Securities
         Co.,
         Series:
         90-5 A3
            9.50%, 5/25/05                                             AAA                       107              107
         ^92-A 2B4
            7.90%, 4/28/22                                             N/R                       370              362
         ^92-A 3B2
            7.90%, 4/28/22                                             N/R                     1,000              600
         ^##94-A 3B3
            6.803%, 4/28/24                                            N/R                     1,129            1,092
      Residential Accredit
         Loans, Inc.,
         Series:
         97-Q52 AB
            7.75%, 3/25/27                                             AAA                       325              335
         97-QS4 A7
            7.75%, 5/25/27                                             N/R                       600              619
         97-QS12 A8 TBA
            7.25%, 12/25/27                                            AAA                       825              826
      Rural Housing Trust,
         Series 87-1 M
            3.33%, 10/1/28                                             A-                        620              591
      Ryland Mortgage
         Securities Corp.,
         Series:
         ##92-A 1A
            8.27%, 3/29/30                                             A-                        458              464
         94-7B 4A2
            7.50%, 8/25/25                                             AAA                       850              852
      Group Total                                                                                              11,913

      Commercial Mortgages (3.4%)
      American Southwest Financial
         Securities Corp.,
         Series:
         93-2 A1
            7.30%, 1/18/09                                             N/R                     1,252            1,276
         95-Cl A1B
            7.40%, 11/17/04                                            N/R                       650              672
      Asset Securitization Corp.,
         Series:
         95-MD4 A1
            7.10%, 8/13/29                                             AAA                     1,315            1,353
         ^96-D3 A1C
            7.40%, 10/13/26                                            N/R                       525              552
         96-MD6 A1C
            7.04%, 11/13/26                                            AAA                       575              591
^     Carousel Center Finance, Inc.,
         Series:
         1 A1
            6.828%, 10/15/07                                           AA                        525              529





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      CBM Funding Corp.,
         Series:
         96-1 A3PI
            7.08%, 2/1/13                                              AA                        600              618
^     Creekwood Capital Corp.,
         Series:
         95-1A
            8.47%, 3/16/15                                             AA                        556              620
      CS First Boston Mortgage
         Securities Corp.,
         Series:
         97-C1 A1C
            7.24%, 6/20/29                                             AAA                       700              726
^     DLJ Mortgage Acceptance Corp.,
         Series:
         95-CF2 A1B
            7.29%, 7/15/06                                             AAA                       165              171
##    96-CF2 S IO
            1.643%, 11/12/21                                           N/R                     1,655              147
^     Equitable Life Assurance Society
         of the U.S.
            6.633%, 7/23/03                                            AA                        483              484
      GMAC Commercial Mortgage
         Securities, Inc.,
         Series:
         96-C1 X2 IO
            1.96%, 3/15/21                                             N/R                     2,318              216
      GS Mortgage Securities Corp.,
         Series:
         97-GL A2D
            6.94%, 7/13/30                                             N/R                       650              664
         97-GL X2 IO
            1.07%, 7/13/30                                             N/R                     1,699               91
      LB Commercial Conduit Mortgage Trust,
         Series:
         96-C2 A
            7.416%, 10/25/26                                           N/R                       641              666
      Merrill Lynch Mortgage Investors, Inc.,
         Series:
         96-C2 A2
            6.82%, 11/21/28                                            AAA                       270              273
         96-C2 IO
            1.529%, 10/25/26                                           N/R                     2,787              250
      Midland Realty Acceptance Corp.,
         Series:
         96-C2 A2
            7.233%, 1/25/27                                            N/R                       475              491
      Mortgage Capital Funding, Inc.,
         Series:
         97-MC1 A3
            7.288%, 7/20/27                                            N/R                       800              832
      Nomura Asset Securities Corp.,
         Series:
         94-MD1 A3
            8.026%, 3/15/18                                            N/R                       525              565
      Salomon Brothers Mortgage Securities,
         97-TZH A2
            7.174%, 3/24/22                                            N/R                       350              360




                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

^     Stratford Finance Corp.
            6.776%, 2/1/04                                             AA                       800              796
      Group Total                                                                                             12,943

      Energy (0.3%)
^     Excel Paralubes Funding
            7.43%, 11/1/15                                             A-                       550              557
      Mobile Energy Services
            8.665%, 1/1/17                                             BBB-                     494              526
      Group Total                                                                                              1,083

      Finance (4.4%)
^     Anthem Insurance Cos., Inc.,
         Series A
            9.00%, 4/1/27                                              BBB+                     650              701
^     BankAmerica Institutional,
         Series A
            8.07%, 12/31/26                                            A-                       775              797

^     BT Institutional Capital Trust,
         Series A
            8.09%, 12/1/26                                             BBB+                     625              633
^     Corestates Capital Corp.
            8.00%, 12/15/26                                            A-                       550              562
^     Equitable Life Assurance Society
         of the U.S.,
         Series 1 A
            6.95%, 12/1/05                                             A                        700              705
      Farmers Insurance Exchange
            8.625%, 5/1/24                                             BBB-                     725              772
^     First Chicago NBD Corp.,
         Series A
            7.95%, 12/1/26                                             A-                       700              707
      First Union Institutional Capital,
         Series I
            8.04%, 12/1/26                                             BBB+                     725              743
^     Florida Property & Casualty
            7.375%, 7/1/03                                             A-                       200              206
^     Florida Windstorm
            6.70%, 8/25/04                                             A-                       800              797
+     Home Ownership Funding Corp.,
            13.331% (Preferred Stock)                                  Aaa                 (1)3,025            2,936
^     John Hancock Surplus Note
            7.375%, 2/15/24                                            AA-                      625              625
      Metropolitan Life
         Insurance Co.
            7.45%, 11/1/23                                             A+                       600              584
^     Nationwide Mutual Life Insurance Co.
            7.50%, 2/15/24                                             A+                       525              517
      NB Capital Trust
            8.25%, 4/15/27                                             A-                       300              316
^     New York Life Insurance Co.
            7.50%, 12/15/23                                            AA                       300              297
      PNC Institutional Capital,
         Series A
            7.95%, 12/15/26                                            BBB+                     725              728
^     Prime Property Funding
            7.00%, 8/15/04                                             A                        540              546




                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

^     State Street Institutional Capital,
         Series A
            7.94%, 12/30/26                                            A                         350              357
         Series B
            8.035%, 3/15/27                                            A                         300              308
      Washington Mutual Capital
            8.375%, 6/1/27                                             BBB-                      375              393
^     Wells Fargo Capital,
         Series A
            8.125%, 12/1/26                                            BBB                       700              720
^     World Financial Properties,
         Series:
         96 WFP-B
            6.91%, 9/1/13                                              AA-                       843              852
         96 WFP-D
            6.95%, 9/1/13                                              AA-                       525              532
      Group Total                                                                                              16,334

      Foreign Governments (0.3%)
      Government of Germany
            7.375%, 1/3/05                                             AAA DEM                 2,000            1,271

      Industrials (1.8%)
      Blue Bell Funding
            11.85%, 5/1/99                                             BB-                       $85               87
      DR Securitized Lease Trust,
         Series:
         93-K1 A1
            6.66%, 8/15/10                                             BB-                       138              125
      DR Structured Finance,
         Series:
         94-K2
            9.35%, 8/15/19                                             BB-                       375              380
      Entertainment Properties
            14.253% (Preferred Stock)                                  BBB-                   (1)575              553
      Host Marriott Travel Plaza
            9.50%, 5/15/05                                             BB-                       650              684
      Kmart Funding Corp.,
         Series F
            8.80%, 7/1/10                                              BB                        300              306
      News America Holdings
            7.75%, 1/20/24                                             BBB                       140              138
            8.875%, 4/26/23                                            BBB                       340              376
^     Oxymar
            7.50%, 2/15/16                                             BBB                       470              470
      Paramount Communications, Inc.
            8.25%, 8/1/22                                              BB+                       860              849
      Rhone-Poulenc Rorer, Inc.,
         Series:
         92-A 3
            8.62%, 1/5/21                                              BBB+                      400              438
      Scotia Pacific Holding Co.
            7.95%, 7/20/15                                             BBB                       607              635
      Southland Corp.
            5.00%, 12/15/03                                            BB+                       485              418
      Tier One Properties,
            11.095% (Preferred Stock)                                  A                          (1)250          245





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      Time Warner, Inc.,
            10.25% (Preferred Stock)
            Series K                                                   BB+                    (1)786              900
      Group Total                                                                                               6,604

      Rated Non-Agency Fixed Rate
        Mortgages (0.1%)
      First Federal Savings & Loan
         Association, Series:
         92-C
            8.75%, 6/1/06                                              AA                          1                1
##    Resolution Trust Corp.,
         Series:
         92-5C
            8.618%, 1/25/26                                            AA                        313              315
      Ryland Acceptance Corp. IV,
         Series 79-A
            6.65%, 7/1/11                                              AA                         83               80
      Group Total                                                                                                 396

      Stripped Mortgage Backed Securities-
         Agency Collateral Series (0.7%)
      Federal National Mortgage Association,
         Series:
         249 1 PO
            10/25/23                                                   Agy                     2,187            1,445
         254 1 PO
            1/1/24                                                     Agy                       435              312
         260 1 PO
            4/1/24                                                     Agy                       580              412
         93-146 G PO REMIC
            5/25/23                                                    Agy                       382              250
         93-243 C PO REMIC
            11/25/23                                                   Agy                        84               65
      Group Total                                                                                               2,484

      Telephones (0.5%)
      Rogers Cablesystems Ltd.
            10.00%, 3/15/05                                            BB+                       400              438
      Tele-Communications, Inc.
            9.25%, 1/15/23                                             BBB-                      575              619
            8.75%, 2/15/23                                             BBB-                      225              233
#     Teleport Communications Group, Inc.
            0.00%, 7/1/07                                              B                         640              501
      Group Total                                                                                               1,791

      Transportation (0.2%)
^     Jet Equipment Trust,
         Series 95-5A C
            10.69%, 5/1/15                                             BBB                       675              854





                                                                   ++Ratings                  Face
                                                                   (Standard                 Amount            Value
September 30, 1997                                                 & Poor's)                  (000)           (000)+

      U.S. Treasury Securities (6.1%)
      U.S. Treasury Bond
            8.75%, 8/15/20                                             Tsy                  3,475            4,406
      U.S. Treasury Notes
            6.25%, 5/31/99                                             Tsy                  1,350            1,360
            6.75%, 6/30/99                                             Tsy                  2,375            2,412
           ++7.125%, 9/30/99                                           Tsy                  9,000            9,219
            3.375%, 1/15/07
            (Inflation Indexed)                                        Tsy                  4,533            4,447
      U.S. Treasury Strips, PO
            11/15/18                                                   Tsy                  3,500              884
      Group Total                                                                                           22,728

      Utilities (0.1%)
^     Edison Mission Energy Funding,
         Series B
            7.33%, 9/15/08                                             BBB                    375              386

      Yankee (2.0%)
^     Alcoa Aluminio SA,
         Series 96-1
            7.50%, 12/16/08                                            BBB                    708              722
^     AST Research, Inc.
            7.45%, 10/1/02                                             A-                     500              498
^     Hyundai Semiconductor America
            8.625%, 5/15/07                                            BBB-                   400              408
^     Israel Electric Corp., Ltd.
            7.25%, 12/15/06                                            A-                     525              532
      Korea Development Bank
            7.375%, 9/17/04                                            AA-                    390              393
      National Power Corp.
            7.875%, 12/15/06                                           BB+                    450              439
            8.40%, 12/15/16                                            BB+                    350              336
^     Paiton Energy Funding
            9.34%, 2/15/14                                             BBB-                   545              598
^     Petroliam Nasional Bhd.
            7.125%, 10/18/06                                           A+                     500              496
^     Petrozuata Finance, Inc.
            8.22%, 4/1/17                                              BBB                    625              660
^     Ras Laffan Liquefied Natural Gas Co.
            8.294%, 3/15/14                                            BBB+                 1,000            1,086
##    Republic of Argentina Par,
         Series L, 'Euro'
            5.50%, 3/31/23                                             BB                     900              680
      Republic of Colombia
            8.70%, 2/15/16                                             BBB-                   375              382
      United Mexican States,
         Series B
            6.25%, 12/31/19                                            BB                     500              414
      Group Total                                                                                            7,644
      Total Fixed Income Securities (Cost $129,071)                                       132,424



COMMON STOCKS (58.0%)

                                                                            Shares

      Banks (2.3%)
      BankBoston Corp.                                                      35,300            3,122
      Citicorp                                                              16,300            2,183
      First Union Corp.                                                     46,528            2,329
      Wells Fargo & Co.                                                      3,500              963
      Group Total                                                                             8,597

      Basic Resources (3.1%)
      Boise Cascade Corp.                                                   17,500              736
      Bowater, Inc.                                                         27,700            1,413
      Champion International Corp.                                          58,700            3,577
      E.I. DuPont de Nemours & Co.                                          55,000            3,386
      Sealed Air Corp.                                                         200               11
      Weyerhaeuser Co.                                                      16,000              950
      W.R. Grace & Co.                                                      23,200            1,708
      Group Total                                                                            11,781




                                                                                             Value
                                                                         Shares              (000)+

     Beverage & Personal Products (0.3%)
     Coca-Cola Enterprises, Inc.                                          45,200              1,218
     Estee Lauder Cos., Class A                                              200                  9
     Group Total                                                                              1,227

     Consumer Durables (3.8%)
     Ford Motor Co.                                                      118,300              5,353
     General Motors Corp.                                                 61,002              4,084
     Goodyear Tire & Rubber Co.                                           29,500              2,028
     LucasVarity plc ADR                                                  71,200              2,701
     Group Total                                                                             14,166

     Consumer Services (3.6%)
*    Clear Channel
     Communications, Inc.                                                 40,900              2,653
*    GTECH Holdings Corp.                                                 27,400                937
*    HFS, Inc.                                                            53,100              3,953
     Imax Corp.                                                              600                 16
     Metro Networks, Inc.                                                    400                 12
     News Corp. Ltd. ADR                                                  60,900              1,092
     Service Corp. International                                          59,300              1,909
     Tele-Communications Liberty Media Group, Class A                     41,525              1,243
     Tele-Communications, Inc., Class A                                   86,200              1,767
     Univision Communications, Inc., Class A                                 200                 11
     Group Total                                                                             13,593

     Credit & Finance/
       Investment Companies (2.1%)
     American Express Co.                                                 13,300              1,089
     Bear Stearns Co., Inc.                                               31,785              1,398
     CMAC Investment Corp.                                                16,000                858
     Lehman Brothers Holdings, Inc.                                       14,000                751
     Money Store (The), Inc.                                                 800                 23
     Sirrom Capital Corp.                                                    400                 21
     SLM Holding Corp.                                                    23,400              3,615
     Group Total                                                                              7,755

     Energy (3.8%)
     Atlantic Richfield Co.                                               19,400              1,657
     British Petroleum plc ADR                                            45,800              4,159
     Coastal Corp.                                                        24,700              1,513
     Columbia Gas System, Inc.                                            20,200              1,414
     Phillips Petroleum Co.                                               64,400              3,325
     Repsol SA ADR                                                        27,200              1,180
     Texaco, Inc.                                                         18,400              1,130
     Group Total                                                                             14,378

     Food, Tobacco & Other (3.0%)
     Philip Morris Cos., Inc.                                            197,700              8,217
     RJR Nabisco Holdings Corp.                                           89,220              3,067
     Group Total                                                                             11,284





                                                                                             Value
                                                                         Shares              (000)+

     Health Care (3.8%)
     Aetna, Inc.                                                          51,300              4,178
     Baxter International, Inc.                                           24,200              1,264
     Bristol-Myers Squibb Co.                                             29,200              2,416
     Columbia/HCA Healthcare Corp.                                        37,660              1,082
*    Health Management Associates, Class A                                44,800              1,417
     Lincare Holdings, Inc.                                               27,000              1,362
     Merck & Co., Inc.                                                    15,600              1,559
     SmithKline Beecham plc ADR                                           22,400              1,095
     Group Total                                                                             14,373

     Heavy Industry/Transportation (10.8%)
     Aeroquip-Vickers, Inc.                                               26,300              1,289
     Allied Signal, Inc.                                                  27,600              1,173
     American Disposal Services, Inc.                                        600                 19
     AMR Corp.                                                            12,600              1,395
     Berkshire Hathaway, Inc.                                                 26              1,165
     Boeing Co.                                                           23,590              1,284
     Case Corp.                                                           54,900              3,658
     Cummins Engine Co., Inc.                                             72,100              5,628
     Delta Air Lines, Inc.                                                 2,500                235
     Eaton Corp.                                                          15,800              1,460
     FMC Corp.                                                            28,900              2,565
     Harnischfeger Industries, Inc.                                       20,800                889
     Lockheed Martin Corp.                                                38,200              4,073
     Loral Space & Communications                                            400                  8
     Textron, Inc.                                                        30,700              1,995
     Union Pacific Corp.                                                  28,000              1,753
     United Technologies Corp.                                            66,100              5,354
     Waste Management, Inc.                                              134,000              4,682
     York International Corp.                                             39,100              1,750
     Group Total                                                                             40,375

     Insurance (3.5%)
     Allstate Corp.                                                       24,800              1,993
     CIGNA Corp.                                                           8,100              1,509
     Exel Ltd.                                                            38,300              2,281
     Hartford Financial Services Group (The), Inc.                        35,700              3,073
     Loews Corp.                                                          36,500              4,122
     Group Total                                                                             12,978

     Mid Cap Growth (2.7%)
     Advance Fibre Communications, Inc.                                    2,800                115
     Allied Waste Industries, Inc.                                         2,100                 40
     ASE Test Ltd.                                                           700                 59
     At Home Corp., Series A                                               3,700                 86
     Bell Canada International, Inc.                                       2,500                 47
*    BioChem Pharmaceutical, Inc.                                          3,500                110
*    BMC Software, Inc.                                                    2,400                155
*    Borders Group, Inc.                                                   5,600                154
*    Brightpoint, Inc.                                                     1,800                 84
     Brylane, Inc.                                                         1,200                 55
*    Cellular Communications International, Inc.                             700                 29
*    CIENA Corp.                                                           2,300                114
*    Cinar Films, Inc., Class B                                            3,500                133
     Cintas Corp.                                                          2,300                170
     Coinstar, Inc.                                                        3,800                 49





                                                                                              Value
                                                                          Shares              (000)+

     Comcast Corp., Class A Special                                        6,100                157
     Complete Business Solutions, Inc.                                     2,600                 74
*    CompUSA, Inc.                                                         2,800                 98
*    Computer Horizons Corp.                                               2,500                 91
     Cott Corp.                                                            6,800                 69
     CVS Corp.                                                             2,500                142
*    Cyberonics, Inc.                                                      3,700                 60
     Danaher Corp.                                                         2,700                157
     Diamond Offshore Drilling, Inc.                                       1,700                 94
*    Digital Microwave Corp.                                               2,000                 90
*    Electronics for Imaging, Inc.                                         2,000                102
     Estee Lauder Co., Class A                                             2,600                120
*    Fiserv, Inc.                                                          3,100                136
*    Florida Panthers Holdings, Inc.                                         700                 17
     Franklin Resources, Inc.                                              1,100                102
*    Global Marine, Inc.                                                   3,500                116
*    Globalstar Telecommunications Ltd.                                    6,690                351
     HBO & Co.                                                             3,800                143
     Health Management Associates, Class A                                 8,775                278
     Healthcare Recoveries, Inc.                                           3,800                 86
*    Heftel Broadcasting Corp., Class A                                    1,500                114
*    Imax Corp.                                                            4,500                118
*    Inter-Tel, Inc.                                                       2,100                111
     Ionica Group plc ADR                                                  2,800                 52
     Jacor Communications, Inc.                                            2,100                 93
     J. D. Edwards & Co.                                                   2,000                 67
     J. Ray McDermott, S.A.                                                1,300                 64
     Jones Apparel Group, Inc.                                             2,000                108
     Kemet Corp.                                                           2,900                 88
*    Lincare Holdings, Inc.                                                5,400                272
*    Loral Space & Communications                                          8,400                173
     MAPICS, Inc.                                                          6,100                 79
*    McAfee Associates, Inc.                                               3,012                160
     McDermott International, Inc.                                         1,500                 55
     Metro Networks, Inc.                                                  3,100                 93
     MicroFocus Group ADR                                                  2,900                102
     Money Store (The), Inc.                                                 100                  3
     Newbridge Networks Corp.                                              1,900                114
     NEXTLINK Communications, Inc., Class A                                1,700                 41
*    Office Depot, Inc.                                                    2,700                 55
*    Orbotech Ltd.                                                         1,600                 92
*    Orthodontic Centers of America, Inc.                                  5,200                104
*    Outdoor Systems, Inc.                                                 3,900                102
*    PanAmSat Corp.                                                        2,600                112
*    Pediatrix Medical Group, Inc.                                         1,700                 75
*    Peoplesoft, Inc.                                                      2,400                143
     Positron Fiber Systems Corp.                                          3,200                 33
*    Premier Parks, Inc.                                                   2,700                102
     ProBusiness Services, Inc.                                              500                 10
     Qwest Communications International, Inc.                              2,600                120
*    Republic Industries, Inc.                                             3,200                105
*    Rexall Sundown, Inc.                                                  2,800                128
*    Robert Mondavi Corp., Class A                                         2,200                120
     Santa Fe International Corp.                                          2,900                 88
*    Sapient Corp.                                                         1,400                 71
     Saville Systems Ireland plc ADR                                       1,100                 77
*    Sealed Air Corp.                                                      1,700                 93





                                                                                              Value
                                                                          Shares              (000)+

*    Security Capital Group, Inc., Class B                                 1,300                 45
     Security Capital Industrial Trust                                     4,200                 98
*    Security Capital U.S. Realty                                          4,000                 60
*    Silicon Valley Group, Inc.                                            1,700                 60
     Sirrom Capital Corp.                                                  4,200                218
*    Stage Stores, Inc.                                                    1,900                 82
     State Street Corp.                                                    1,900                116
     SunAmerica, Inc.                                                      2,050                 80
*    Tel-Save Holdings, Inc.                                               4,000                 96
     Tele-Communications Liberty Media Group, Class A                      5,314                159
     Tele-Communications, Inc., Class A                                    7,700                158
*    Tellabs, Inc.                                                         2,000                103
*    3Com Corp.                                                            4,050                208
     Tidewater, Inc.                                                       2,100                124
*    Tommy Hilfiger Corp.                                                  1,600                 80
*    Total Renal Care Holdings, Inc.                                       2,200                110
     TV Azteca, SA de C.V. ADR                                             3,100                 70
*    U.S. Office Products Co.                                              2,100                 74
*    Uniphase Corp.                                                          900                 72
*    Univision Communications, Inc., Class A                               1,800                 98
*    Valassis Communications, Inc.                                         3,400                108
*    Visio Corp.                                                           1,900                 79
     Wesley Jessen VisionCare, Inc.                                        3,400                 96
*    Wind River Systems                                                    1,600                 66
*    WorldCom, Inc.                                                        4,840                171
     Group Total                                                                             10,051

     Retail (2.1%)
     Borders Group, Inc.                                                     600                 16
     CVS Corp.                                                            30,900              1,757
     dELiA*s, Inc.                                                           700                 16
*    Federated Department Stores, Inc.                                    42,100              1,816
     Home Depot, Inc.                                                     29,800              1,553
     McDonald's Corp.                                                      9,700                462
*    Office Depot, Inc.                                                   64,600              1,304
     Sears, Roebuck & Co.                                                 19,700              1,122
     Group Total                                                                              8,046

     Technology (5.4%)
*    BMC Software, Inc.                                                   37,100              2,402
*    Cisco Systems, Inc.                                                  36,000              2,630
     Digital Microwave Corp.                                                 400                 18
     Flextronics International Ltd.                                        1,000                 47
     Intel Corp.                                                          17,800              1,643
*    McAfee Associates, Inc.                                                 600                 32
*    Microsoft Corp.                                                      35,100              4,644
*    Oracle Corp.                                                         53,212              1,939
     RSL Communications Ltd., Class A                                      1,900                 42
*    Sabre Group Holdings, Inc.                                           24,800                888
*    Seagate Technology, Inc.                                             56,700              2,049
*    3Com Corp.                                                           50,400              2,583
     Xerox Corp.                                                          14,300              1,204
     Group Total                                                                             20,121




                                                                                             Value
                                                                          Shares             (000)+

     Utilities (2.4%)
*    Airtouch Communications, Inc.                                        24,800                879
     Duke Energy Corp.                                                     2,088                103
     GTE Corp.                                                            47,900              2,173
     SBC Communications, Inc.                                             29,500              1,811
     Sprint Corp.                                                         35,200              1,760
*    WorldCom, Inc.                                                       63,294              2,239
     Group Total                                                                              8,965

     Value (5.3%)
     Aeroquip-Vickers, Inc.                                               10,800                529
     Allstate Corp.                                                        3,427                275
     American General Corp.                                                6,200                322
     Amoco Corp.                                                           2,200                212
*    AMR Corp.                                                             2,000                221
*    Arrow Electronics, Inc.                                                 700                 41
     Atlantic Richfield Co.                                                3,000                256
     Bank of New York Co.                                                  5,600                269
     Beckman Instruments, Inc.                                             5,800                247
     Bergen Brunswig Corp., Class A                                       10,625                429
     British Petroleum plc ADR                                             2,500                227
     Burlington Northern Santa Fe, Inc.                                    1,400                135
     Cabot Oil & Gas Corp., Class A                                        4,900                132
     Capital One Financial Corp.                                           6,232                285
     Case Corp.                                                            5,900                393
     Caterpillar, Inc.                                                     4,200                227
     Chase Manhattan Corp.                                                 3,401                401
     Chubb Corp.                                                           2,400                171
     Citicorp                                                              1,300                174
     Columbia/HCA Healthcare Corp.                                         3,200                 92
     Crestar Financial Corp.                                               6,990                328
     CSX Corp.                                                             2,100                123
     Cummins Engine Co., Inc.                                              8,700                679
     Deere & Co.                                                           3,300                177
     Dillard's, Inc., Class A                                              4,500                197
     Dow Chemical Co.                                                      2,100                190
     E.I. DuPont de Nemours & Co.                                          3,800                234
     Eaton Corp.                                                           4,400                406
     Entergy Corp.                                                         6,900                180
     Federal National Mortgage Association                                 2,500                118
     First Union Corp.                                                     2,800                140
*    FMC Corp.                                                             3,300                293
     Ford Motor Co.                                                       13,700                620
*    Foundation Health Corp.                                               8,060                258
     General Motors Corp.                                                  5,696                381
     Goodyear Tire & Rubber Co.                                            6,900                474
     GPU, Inc.                                                             8,500                305
     Great Lakes Chemical Corp.                                            3,000                148
     Harnischfeger Industries, Inc.                                        5,500                235
     Hartford Financial Services Group (The), Inc.                         2,700                232
     IBP, Inc.                                                             8,300                196
     International Business Machines Corp.                                 6,800                720
     Kennametal, Inc.                                                      2,925                142
     Mallinckrodt, Inc.                                                    6,200                223
     MAPCO, Inc.                                                           5,400                178
*    Maxicare Health Plans, Inc.                                           7,600                142
     Mellon Bank Corp.                                                     4,400                241
     Old Republic International Corp.                                      6,050                236




                                                                                              Value
                                                                          Shares              (000)+

     Olsten Corp.                                                          7,600                141
     Parker Hannifin Corp.                                                 5,400                243
     Phillip Morris Co., Inc.                                             13,800                574
     Phillips Petroleum Co.                                                4,500                232
     Raytheon Corp.                                                        3,400                201
     ReliaStar Financial Corp.                                             5,400                215
     Repsol SA ADR                                                         4,500                195
     Republic New York Corp.                                               2,200                250
     RJR Nabisco Holdings Corp.                                            8,700                299
     Rohm & Haas Co.                                                       3,800                365
     Russell Corp.                                                         4,700                138
*    Seagate Technology, Inc.                                              5,700                206
     Signet Banking Corp.                                                  6,271                340
     Springs Industries, Inc., Class A                                     3,800                200
     Standard Register Co.                                                 6,100                203
     Talbots, Inc.                                                         5,200                149
     Tecumseh Products Co., Class A                                        8,400                468
     Tektronix, Inc.                                                       4,900                331
     TIG Holdings, Inc.                                                    3,900                136
*    Toys "R' Us, Inc.                                                     6,200                220
     Transatlantic Holdings, Inc.                                          3,000                215
     TRW, Inc.                                                             3,800                209
     Tupperware Corp.                                                      4,200                118
*    UAL Corp.                                                             2,300                195
     Ultramar Diamond Shamrock Corp.                                       6,500                210
     Universal Foods Corp.                                                   400                 15
     V.F. Corp.                                                            3,700                343
     Western Digital Corp.                                                 4,800                192
*    YPF SA ADR                                                            6,900                254
     Group Total                                                                             19,691
     Total Common Stocks (Cost $166,656)                                                    217,381

     UNIT TRUST (4.0%)
     S&P 500 Depositary Receipt (Cost $15,084)                           157,700             14,903
     RIGHTS (0.0%)

                                                                        No. of
                                                                        Rights

@    United Mexican States Recovery Rights,
       expiring 6/30/03 (Cost $0)                                            500                 --
     STRUCTURED INVESTMENTS (0.1%)-See Note A7





                                                                             ++Ratings         Face            Value
                                                                             (Standard        Amount          (000)+
                                                                             & Poor's)         (000)

Morgan Guaranty Trust Co, 11/20/05, monthly payments equal to 1% per annum of the outstanding notional balance,
     indexed to GNMA ARM pools (Cost $516)                                          N/R          $12,982             375
INTEREST RATE CAP (0.0%)-See Note A6
J.P. Morgan and Co., terminating 10/15/99,
     to receive on 10/15/99 the excess, as
     measured on 10/15/98 of 12 month LIBOR
     over 6.34% multiplied by the notional
     amount (Premium Paid $150)                                                     N/R           35,500             107
CASH EQUIVALENTS (19.2%)
Short-term Investments Held as Collateral
     for Loaned Securities (16.4%)                                                                61,539          61,539
Repurchase Agreement (2.8%)
Chase Securities, Inc. 5.90% dated 9/30/97, due
     10/1/97, to be repurchased at $10,649,
     collateralized by various U.S. Government
     Obligations, due 10/1/97-1/29/99 valued at
     $10,747 (Cost $10,647)                                                                       10,647          10,647
Total Cash Equivalents (Cost $72,186)                                                                             72,186
Total Investments (116.7%) (Cost $383,663)                                                                       437,376





                                                                                      Value
                                                                                      (000)+

Other Assets and Liabilities (-16.7%)
Dividends Receivable                                                                    517
Interest Receivable                                                                   1,744
Receivable for Investments Sold                                                       3,246
Receivable for Fund Shares Sold                                                          90
Receivable for Daily Variation on Futures Contracts                                      13
Unrealized Gain on Swap Agreements                                                        2
Other Assets                                                                             10
Payable for Investments Purchased                                                    (6,307)
Payable for Fund Shares Redeemed                                                         (7)
Payable for Investment Advisory Fees                                                   (416)
Payable for Administrative Fees                                                         (24)
Payable for Shareholder Servicing Fees-
  Investment Class                                                                       (1)
Payable for Distribution Fee-Adviser Class                                               (5)
Payable for Deferred Trustees' Compensation Plan-Note F                                  (9)
Unrealized Loss on Forward Foreign Currency Contracts                                   (20)
Collateral on Securities Loaned, at Value                                           (61,539)
Other Liabilities                                                                       (77)
                                                                                    (62,783)
NET ASSETS (100%)                                                                  $374,593

INSTITUTIONAL CLASS
Net Assets
Applicable to 22,437,991 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                                                     $343,284
NET ASSET VALUE PER SHARE                                                          $  15.30
INVESTMENT CLASS
Net Assets
Applicable to 257,760 outstanding
     shares of beneficial interest (unlimited
     authorization, no par value)                                                  $  3,943
NET ASSET VALUE PER SHARE                                                          $  15.30

ADVISER CLASS
Net Assets
Applicable to 1,789,135 outstanding
     shares of beneficial interest (unlimited
     authorization, no par value)                                                  $ 27,366
NET ASSET VALUE PER SHARE                                                          $  15.30
Net Assets Consist of:
Paid in Capital                                                                    $278,032
Undistributed Net Investment Income (Loss)                                            3,747
Undistributed Realized Net Gain (Loss)                                               39,266
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                              53,713
  Foreign Currency Transactions                                                         (19)
  Futures and Swaps                                                                    (146)
NET ASSETS                                                                         $374,593

ss.            Restricted Security-Total market value of restricted securities owned at September 30, 1997 was $354 or 0.1% of net assets.
+              See Note A1 to Financial Statements.
++             Ratings are unaudited.
*              Non-income producing security.
^              144A security. Certain conditions for public sale may exist.
++              A portion of these securities was pledged to cover margin requirements for futures contracts.
#              Step Bond-Coupon increases in increments to maturity. Rate disclosed is as of September 30, 1997. Maturity date disclosed is the ultimate maturity.
##             Variable or floating rate security-rate disclosed is as of September 30,
               1997.
+              Moody's Investor Service, Inc. rating. Security is not rated by Standard &
               Poor's Corporation.
@              Value is less than $500.
(1)            Amount represents shares held by the Portfolio.
ADR            American Depositary Receipt
CMO            Collateralized Mortgage Obligation
Inv            Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 1997
IO             Interest Only
N/R            Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation
               or Fitch.
PAC            Planned Amortization Class
PO             Principal Only
REMIC          Real Estate Mortgage Investment Conduit
TBA            Security is subject to delayed delivery. See Note A8 to Financial Statements.
YMA            Yield Maintenance Agreement


Multi-Asset-Class
Portfolio

Statement of Net Assets
Equity (49.6%)


                                                                                         Value
      September 30, 1997                                            Shares               (000)+

      U.S. COMMON STOCKS (49.6%)
      Banks (1.9%)
      BankBoston Corp.                                              13,800               1,220
      Chase Manhattan Corp.                                             15                   2
      Citicorp                                                       6,500                 871
      First Union Corp.                                             18,352                 919
      Wells Fargo & Co.                                              1,400                 385
      Group Total                                                                        3,397
      Basic Resources (2.6%)
      Boise Cascade Corp.                                            7,000                 294
      Bowater, Inc.                                                 10,100                 515
      Champion International Corp.                                  23,500               1,432
      E.I. DuPont de Nemours & Co.                                  21,650               1,333
      W.R. Grace & Co.                                               9,300                 685
      Weyerhaeuser Co.                                               6,400                 380
      Group Total                                                                        4,639
      Beverage & Personal Products (0.3%)
      Coca Cola Enterprises, Inc.                                   18,300                 493
      Consumer Durables (3.4%)
      Ford Motor Corp.                                              52,600               2,380
      General Motors Corp.                                          25,388               1,700
      Goodyear Tire & Rubber Co.                                    12,300                 846
      LucasVarity plc ADR                                           28,900               1,096
      Group Total                                                                        6,022
      Consumer Services (3.1%)
   *  Clear Channel Communications Inc.                             16,300               1,057
   *  GTECH Holdings Corp.                                          11,000                 376
   *  HFS, Inc.                                                     21,200               1,578
      News Corp., Ltd. ADR                                          25,700                 461
      Service Corp. International                                   26,100                 840
      TCI Satellite Entertainment, Inc., Class A                       100                   1
      Tele-Communications, Inc., Class A                            27,800                 570
   *  Tele-Communications Liberty Media Group, Class A              19,462                 583
      Group Total                                                                        5,466
      Credit & Finance/
        Investment Companies (1.7%)
      American Express Co.                                           5,300                 434
      Bear Stearns Co., Inc.                                        12,755                 561
      CMAC Investment Corp.                                          6,400                 343
      Lehman Brothers Holdings, Inc.                                 6,100                 327
      SLM Holdings Corp.                                             9,300               1,437
      Group Total                                                                        3,102




                                                                                         Value
      September 30, 1997                                            Shares               (000)+

      Energy (3.3%)
      Atlantic Richfield Co.                                         7,800                 666
      British Petroleum plc ADR                                     18,000               1,634
      Coastal Corp.                                                 10,900                 668
      Columbia Gas System, Inc.                                      8,100                 567
      Phillips Petroleum Co.                                        25,700               1,327
      Repsol SA ADR                                                 11,200                 486
      Texaco, Inc.                                                   7,600                 467
      Group Total                                                                        5,815
      Food, Tobacco & Other (2.5%)
      Philip Morris Cos., Inc.                                      77,300               3,213
      RJR Nabisco Holdings Corp.                                    36,240               1,245
      Group Total                                                                        4,458
      Health Care (3.3%)
      Aetna, Inc.                                                   20,500               1,669
      Baxter International, Inc.                                    10,600                 554
      Bristol-Myers Squibb Co.                                      11,600                 960
      Columbia/HCA Healthcare Corp.                                 14,943                 430
   *  Health Management Associates, Class A                         19,100                 604
   *  Lincare Holdings, Inc.                                        10,800                 545
      Merck & Co., Inc.                                              6,400                 639
      SmithKline Beecham plc ADR                                    10,000                 489
      Group Total                                                                        5,890
      Heavy Industry/Transportation (9.1%)
      Aeroquip-Vickers, Inc.                                        11,500                 563
      Allied Signal, Inc.                                           12,200                 519
   *  AMR Corp.                                                      5,300                 587
   *  Berkshire Hathaway, Inc.                                          10                 448
      Boeing Co.                                                     9,430                 513
      Case Corp.                                                    21,600               1,439
      Cummins Engine Co., Inc.                                      30,200               2,357
      Eaton Corp.                                                    6,400                 591
   *  FMC Corp.                                                     11,400               1,012
      Harnischfeger Industries, Inc.                                 8,300                 355
      Lockheed Martin Corp.                                         15,200               1,621
      Textron, Inc.                                                 12,600                 819
      Union Pacific Corp.                                           11,700                 733
      United Technologies Corp.                                     26,400               2,138
      Waste Management, Inc.                                        52,900               1,848
      York International Corp.                                      15,500                 694
      Group Total                                                                       16,237
      Insurance (3.1%)
      Allstate Corp.                                                 9,900                 796
      CIGNA Corp.                                                    4,600                 857
      Exel Ltd.                                                     15,700                 935
      Hartford Financial Services Group (The), Inc.                 15,700               1,351
      Loews Corp.                                                   14,300               1,615
      Group Total                                                                        5,554
      Mid Cap Growth (2.3%)
      BMC Software, Inc.                                             6,400                 414
   *  Borders Group, Inc.                                           13,800                 379
      Cintas Corp.                                                   4,900                 361
      Danaher Corp.                                                  7,100                 412
      Estee Lauder Cos., Class A                                     7,300                 338
   *  Globalstar Telecommunications Ltd.                            12,144                 638
   *  Health Management Associates, Class A                         12,425                 393




                                                                                          Value
      September 30, 1997                                            Shares                (000)+

   *  Lincare Holdings, Inc.                                        10,900                 550
   *  Loral Space & Communications                                  18,900                 390
   *  3Com Corp.                                                     5,425                 278
      Group Total                                                                        4,153
      Retail (1.9%)
   *  CompUSA, Inc.                                                  3,900                 137
      CVS Corp.                                                     12,200                 694
   *  Federated Department Stores, Inc.                             18,800                 811
      Home Depot, Inc.                                              12,000                 625
      McDonald's Corp.                                               4,500                 214
   *  Office Depot, Inc.                                            25,400                 513
      Sears, Roebuck & Co.                                           7,700                 438
      Group Total                                                                        3,432
      Technology (4.6%)
   *  BMC Software, Inc.                                            16,000               1,036
   *  Cisco Systems, Inc.                                           15,000               1,096
      Intel Corp.                                                    7,800                 720
   *  Microsoft Corp.                                               14,000               1,852
   *  Oracle Corp.                                                  23,362                 851
      Sabre Group Holdings, Inc.                                     7,600                 272
   *  Seagate Technology, Inc.                                      23,100                 835
   *  3Com Corp.                                                    21,000               1,076
      Xerox Corp.                                                    5,700                 480
      Group Total                                                                        8,218
      Utilities (2.1%)
   *  Airtouch Communications, Inc.                                  9,700                 344
      GTE Corp.                                                     16,800                 762
      SBC Communications, Inc.                                      13,100                 804
      Sprint Corp.                                                  15,700                 785
   *  WorldCom, Inc.                                                27,620                 977
      Group Total                                                                        3,672
      Value (4.4%)
   *  Arrow Electronics, Inc.                                       17,000                 986
      Case Corp.                                                    14,700                 979
      Chase Manhattan Corp.                                          9,400               1,109
   *  Federated Department Stores, Inc.                             26,800               1,156
      Great Lakes Chemical Corp.                                    20,100                 991
      IMC Global, Inc.                                              27,000                 952
      Mallinckrodt, Inc.                                            24,100                 868
   *  Maxicare Health Plans, Inc.                                   40,200                 749
      Group Total                                                                        7,790
      Total U.S. Common Stocks (Cost $73,909)                                           88,338
      U.S. FIXED INCOME (16.9%)
      Fixed Income Securities (16.9%)
        (Unless otherwise noted)






                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

      Adjustable Rate Mortgages (1.8%)
  ##  Government National Mortgage Association
        Various Pools:
            6.00%, 9/20/27                                                Agy                 2,525               2,544
        November TBA
            6.00%  11/20/27                                               Agy                   650                 654
      Group Total                                                                                                 3,198
      Agency Fixed Rate Mortgages (2.4%)
      Federal Home Loan Mortgage Corporation
        Conventional Pools:
            10.50%, 4/1/19                                                Agy                   296                 330
            11.00%, 9/1/16                                                Agy                   108                 121
            11.50%, 7/1/15                                                Agy                    98                 112
        Gold Pools:
            7.00%, 1/1/24-12/1/24                                         Agy                   843                 845
            9.50%, 12/1/16                                                Agy                   242                 263
      Federal National Mortgage Association
        Conventional Pool:
            11.00%, 11/1/20                                               Agy                   139                 157
      Government National Mortgage
        Association Various Pools:
            7.00%, 12/15/22-12/15/23                                      Agy                 1,020               1,024
            10.00%, 10/15/18                                              Agy                    59                  65
            10.50%, 2/15/19-8/15/26                                       Agy                   562                 633
            11.00%, 7/15/10-7/15/19                                       Agy                   523                 598
            11.50%, 1/15/13-2/15/13                                       Agy                    79                  89
      Group Total                                                                                                 4,237
      Asset Backed Corporates (0.9%)
      Advanta Mortgage Loan Trust,
        Series 97-3 A2
            6.61%, 4/25/12                                                AAA                   150                 150
      ALPS,
        Series 94-1 C2 CMO
            9.35%, 9/15/04                                                BBB                    99                 102
      Arcadia Auto, Series 97-C A4
            6.375%, 1/15/03                                               AAA                   150                 151
      CIT Group Home Equity Loan Trust,
        Series:
        97-1 A3
            6.25%, 9/15/01                                                AAA                   100                 100
      First Plus Home Loan Trust,
        Series:
        97-3 A2
            6.48%, 9/10/08                                                AAA                   100                 100
        97-3 A3
            6.57%, 10/10/10                                               AAA                   100                 101
   ^  FMAC Loan Receivables Trust,
        Series:
        97-A A
            7.35%, 4/15/19                                                AAA                   247                 255
      Honda Auto Receivables Grantor Trust,
        Series:
        97-A A
            5.85%, 2/15/03                                                AAA                   256                 256




                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

^     Long Beach Auto,
        Series:
        97-2 A
            6.69%, 9/25/04                                                AAA                125                 125
^     NAL Auto Trust,
        Series:
        96-4 A
            6.90%, 12/15/00                                               N/R                103                 102
      WFS Financial Owner Trust,
        Series:
        97-C A3
            6.01%, 3/20/02                                                AAA                160                 160
      Group Total                                                                                              1,602
      Asset Backed Mortgages (0.3%)
      Advanta Mortgage Loan Trust,
        Series:
        96-2 A5
            8.08%, 6/25/27                                                AAA                150                 156
      Delta Funding Home Equity Loan Trust,
        Series:
        96-1 A7
            7.95%, 6/25/27                                                AAA                150                 158
      IMC Home Equity Loan Trust,
        Series:
        96-3 A7
            8.05%, 8/25/26                                                AAA                175                 182
      Group Total                                                                                                496
      Collateralized Mortgage Obligations-
        Agency Collateral Series (0.3%)
      Federal Home Loan Mortgage
        Corporation,
        Series:
        1632-SA Inv Fl REMIC
            5.336%, 11/15/23                                              Agy                 75                  63
        1709 H PO REMIC
            1/15/24                                                       Agy                  9                   5
        1750 C PD PO REMIC
            3/15/24                                                       Agy                 13                   9
        1813 K PO REMIC
            2/15/24                                                       Agy                 10                   7
        1844 PC PO REMIC
            3/15/24                                                       Agy                 15                   9
        1887 I PO REMIC
            10/15/22                                                      Agy                 10                   7
        93-149 O PO REMIC
            8/25/23                                                       Agy                 22                  14




                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

      Federal National Mortgage
        Association,
        Series:
        282 1 PO
            5/15/24                                                       Agy                 289                 198
        92-89 SQ Inv Fl IO PAC (11)
            3321.956%, 6/25/22                                            Agy                  (2) --              34
        96-11 V PO REMIC
            9/25/23                                                       Agy                 120                  81
        96-14 PC PO REMIC
            12/25/23                                                      Agy                  15                   9
        96-46 PB PO REMIC
            9/25/23                                                       Agy                  15                  10
        96-54 N PO REMIC
            7/25/23                                                       Agy                  10                   7
        96-54 O PO REMIC
            11/25/23                                                      Agy                  15                   9
      Group Total                                                                                                 462
      Collateralized Mortgage Obligations-
        Non-Agency Collateral Series (1.2%)
      American Housing Trust,
        Series:
        V 1G
            9.125%, 4/25/21                                               AAA                 167                 178
      Bear Stearns Mortgage Securities Inc.,
        Series:
        96-9 AI11
            8.00%, 6/15/26                                                AAA                 150                 156
      Countrywide Mortgage Backed
        Securities, Inc.,
        Series 93-C A11
            6.50%, 1/25/24                                                AAA                 143                 137
      DLJ Mortgage Acceptance Corp.,
        Series:
       ^97-CF1 A1B
            7.60%, 5/15/30                                                AAA                 125                 133
       ^97-CF1 S IO
            1.097%, 5/15/30                                               AAA                 797                  53
        97-CF2 A1B
            6.82%, 10/15/30                                               AAA                 175                 176
      GE Capital Mortgage Services, Inc.,
        Series:
        94-24 A4
            7.00%, 7/25/24                                                AAA                 220                 211
      J.P. Morgan Commercial Mortgage
        Finance Corp.,
        Series:
        97-C5 A2
            7.069%, 9/15/29                                               AAA                 150                 153
      Merrill Lynch Mortgage Investors, Inc.,
        Series:
      ##95-C1 IO
            2.188%, 5/25/15                                               N/R               1,237                  85




                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

      Mid-State Trust II,
        Series:
        88-2 A4
            9.625%, 4/1/03                                                AAA               188                 204
      Residential Accredit Loans, Inc.
        Series:
        97-QS12 A8
            7.25%, 12/25/27                                               AAA               175                 175
      Residential Asset Securitization Trust,
        Series:
        96-A11 A9
            7.75%, 2/25/27                                                AAA               175                 179
      Residential Funding Mortgage
        Securities Co., Inc.,
        Series:
        93-MZ3 A2
            6.97%, 8/28/23                                                N/R               100                  98
        94-S1 A19
            6.75%, 1/25/24                                                AAA               191                 186
      Rural Housing Trust,
        Series:
        87-1 M
            3.33%, 10/1/28                                                A-                 85                  81
      Group Total                                                                                             2,205
      Commercial Mortgages (1.6%)
      American Southwest Financial
        Securities Corp.,
        Series:
        93-2 A1
            7.30%, 1/18/09                                                N/R               132                 134
      ##93-2 S1 IO
            1.056%, 1/18/09                                               N/R             1,093                  55
       +95-C1 A1B
            7.40%, 11/17/04                                               Aaa               150                 155
      Asset Securitization Corp.,
        Series:
        95-D1 A1
            7.59%, 8/11/27                                                AAA               117                 123
        95-MD4 A1
            7.10%, 8/13/29                                                AAA               219                 225
      ##95-MD4 ACS2 IO
            2.381%, 8/13/29                                               AAA               720                 128
      ^+96-D3 A1C
            7.40%, 10/13/26                                               Aaa               150                 158
        96-MD6 A1C
            7.04%, 11/13/26                                               AAA               125                 129
      Beverly Finance Corp.
            8.36%, 7/15/04                                                AA-               100                 108
   ^  Carousel Center Finance, Inc.,
        Series:
        1 A1
            6.828%, 10/15/07                                              AA                100                 101




                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

      CBM Funding Corp.,
        Series:
        96-1 A3PI
            7.08%, 2/1/13                                                 AA                100                 103
      Chase Commercial Mortgage
        Securities Corp.,
        Series 96-2 B
            6.90%, 10/19/06                                               AA                175                 176
      CS First Boston Mortgage
        Securities Corp.,
        Series:
        97-C1 A1C
            7.24%, 6/20/29                                                AAA               150                 156
   ^  DLJ Mortgage Acceptance Corp.,
        Series:
        96-CF1 A1B
            7.58%, 3/13/28                                                AAA               150                 158
        96-CF2 A1B
            7.29%, 7/15/06                                                AAA               135                 140
      ##96-CF2 S IO
            1.643%, 11/12/21                                              N/R               988                  88
   +  GS Mortgage Securities Corp. II
        Series:
        97-GL A2D
            6.94%, 7/13/30                                                Aaa               100                 102
   +  LB Commercial Conduit Mortgage Trust,
        Series:
        96-C2 A
            7.416%, 10/25/26                                              Aaa               173                 179
      Merrill Lynch Mortgage
        Investors, Inc.,
        Series:
        96-C2 A2
            6.82%, 11/21/28                                               AAA                65                  66
        96-C2 IO
            1.529%, 10/25/26                                              N/R               700                  63
   +  Midland Realty Acceptance Corp.,
        Series:
        96-C2 A2
            7.233%, 1/25/27                                               Aaa               100                 103
      Mortgage Capital Funding, Inc.,
        Series:
        95-MC1 A1B
            7.60%, 5/25/27                                                AAA               125                 129
   +  Salomon Brothers Mortgage Securities,
        Series:
        97-TZH A2
            7.174%, 3/24/22                                               Aa2               100                 103
      Group Total                                                                                             2,882




                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

      Energy (0.2%)
   ^  Excel Paralubes Funding
            7.43%, 11/1/15                                                A-                200                 203
      Mobile Energy Services
            8.665%, 1/1/17                                                BBB-               95                 101
      Group Total                                                                                               304
      Finance (1.7%)
   ^  Anthem Insurance Cos., Inc.,
        Series A
            9.00%, 4/1/27                                                 BBB+              100                 108
   ^  BankAmerica Institutional,
        Series A
            8.07%, 12/31/26                                               A-                100                 103
   ^  BT Institutional Capital Trust,
        Series A
            8.09%, 12/1/26                                                BBB+              125                 126
   ^  Corestates Capital Corp.
            8.00%, 12/15/26                                               A-                100                 102
   ^  Equitable Life Assurance Society of
        the U.S.,
        Series 1A
            6.95%, 12/1/05                                                A                 100                 101
   ^  First Chicago NBD Corp.,
        Series A
            7.95%, 12/1/26                                                A-                125                 126
      First Union Institutional Capital,
        Series I
            8.04%, 12/1/26                                                BBB+              225                 231
   ^  Florida Windstorm
            6.70%, 8/25/04                                                A-                175                 174
  ^+  Home Ownership Funding
        Corp.
            13.331% (Preferred Stock)                                     Aaa                (1)600             582
   ^  John Hancock Surplus Note
            7.375%, 2/15/24                                               AA-               250                 250
   ^  Nationwide Mutual Life Insurance Co.
            7.50%, 2/15/24                                                A+                250                 246
      PNC Institutional Capital,
        Series A
            7.95%, 12/15/26                                               BBB+              150                 151
   ^  Prime Property Funding
            7.00%, 8/15/04                                                A                 120                 121
   ^  State Street Institutional Capital,
        Series A
            7.94%, 12/30/26                                               A                 125                 127
      Washington Mutual Capital
            8.375%, 6/1/27                                                BBB-               75                  79
   ^  Wells Fargo Capital, Series A
            8.125%, 12/1/26                                               BBB               200                 206
   ^  World Financial Properties,
        Series:
        96 WFP-B
            6.91%, 9/1/13                                                 AA-               248                 251
      Group Total                                                                                             3,084



                                                          ++Ratings               Face
                                                          (Standard              Amount               Value
                                                          & Poor's)               (000)               (000)+
      Industrials (0.7%)
      DR Securitized Lease Trust,
        Series 93-K1 A2
            7.43%, 8/15/18                                   BB-                   180                 156
      DR Securitized Lease Trust,
        Series 94-K1 A1
            7.60%, 8/15/07                                   BB-                    84                  82
      DR Structured Finance,
        Series 94-K2
            9.35%, 8/15/19                                   BB-                    30                  30
   ^HMH Properties, Inc.
            8.875%, 7/15/07                                  BB-                    40                  41
      News America Holdings
            7.75%, 1/20/24                                   BBB                    30                  30
            8.875%, 4/26/23                                  BBB                    80                  89
   ^Oxymar
            7.50%, 2/15/16                                   BBB                   100                 100
      Paramount Communications, Inc.
            8.25%, 8/1/22                                    BB+                   255                 252
      Rhone-Poulenc Rorer, Inc.,
        Series 92-A 3
            8.62%, 1/5/21                                    BBB+                  100                 109
      Scotia Pacific Holding Co.
            7.95%, 7/20/15                                   BBB                   104                 109
      Southland Corp.
            5.00%, 12/15/03                                  BB+                   100                  86
      Time Warner, Inc., Series M
            10.25% (Preferred Stock)                         BB+                    (1)172             197
      Group Total                                                                                    1,281
      Stripped Mortgage Backed Securities-
        Agency Collateral Series (0.3%)
      Federal Home Loan Mortgage
        Corporation,
        Series 1911 C PO
            11/15/23                                         Agy                   100                  51
      Federal National Mortgage
        Association,
        Series:
        249 1 PO
            10/25/23                                         Agy                   477                 315
        254 1 PO
            1/1/24                                           Agy                    83                  60
        260 1 PO
            4/1/24                                           Agy                   111                  79
        96-34 C PO
            3/25/23                                          Agy                   225                 120
      Group Total                                                                                      625
      Telephones (0.2%)
      Rogers Cablesystems Ltd.
            10.00%, 3/15/05                                  BB+                    80                  88
      Tele-Communications, Inc.
            8.75%, 2/15/23                                   BBB-                  200                 207
   #Teleport Communications Group, Inc.
            0.00%, 7/1/07                                    B                     140                 109
      Group Total                                                                                      404



                                                                                                       181

                                                          ++Ratings               Face
                                                          (Standard              Amount               Value
                                                          & Poor's)               (000)               (000)+

      Transportation (0.1%)
   ^Jet Equipment Trust,
        Series 94-A A11
            10.00%, 6/15/12                                 A+                    125                 155
      U.S. Treasury Securities (4.1%)
      U.S. Treasury Bond
        ++8.75%, 8/15/20                                    Tsy                   850               1,078
      U.S. Treasury Notes
            6.25%, 5/31/99                                  Tsy                 1,600               1,611
          ++7.125%, 9/30/99                                 Tsy                 3,250               3,329
            3.375%, 1/15/07
              (Inflation Indexed)                           Tsy                 1,038               1,018
      U.S. Treasury Strip, PO
            11/15/18                                        Tsy                 1,000                 253
      Group Total                                                                                   7,289
      Utilities (0.1%)
   ^Edison Mission Energy Funding
        Corp., Series B
            7.33%, 9/15/08                                  BBB                   100                 103
      Yankee (1.0%)
   ^Alcoa Aluminio SA, Series 96-1
            7.50%, 12/16/08                                 BBB                   165                 168
      AST Research, Inc.
            7.45%, 10/1/02                                  A-                    125                 124
   ^Israel Electric Corp., Ltd.
            7.25%, 12/15/06                                 A-                    125                 127
      Korea Development Bank
            7.375%, 9/17/04                                 AA-                    90                  91
      National Power Corp.
            7.875%, 12/15/06                                BB+                   105                 102
            8.40%, 12/15/16                                 BB+                    90                  86
   ^Paiton Energy Funding
            9.34%, 2/15/14                                  BBB-                  100                 110
      Petroliam Nasional Bhd.
            7.125%, 10/18/06                                A+                    100                  99
   ^Petrozuata Finance, Inc.
            8.22%, 4/1/17                                   BBB                   100                 106
   ^Ras Laffan Liquefied Natural Gas Co.
            8.294%, 3/15/14                                 BBB+                  215                 233
      Republic of Argentina
            5.00%, 3/31/23                                  BB                    220                 166
      Republic of Colombia
            8.70%, 2/15/16                                  BBB-                   95                  97
      United Mexican States,
        Series B
            6.25%, 12/31/19                                 BB                    250                 207
   @Republic of Venezuela, Oil
        Linked Payment Obligation
        Zero coupon, 4/15/20                                B+                      1                  --
      Group Total                                                                                   1,716
      Total U.S. Fixed Income (Cost $29,326)                30,043
      INTERNATIONAL FIXED INCOME (3.0%)
      Fixed Income Securities (3.0%)



                                                                                                      182

                                                          ++Ratings               Face
                                                          (Standard              Amount               Value
                                                          & Poor's)               (000)               (000)+
      Australian Dollar (0.2%)
      Commonwealth of Australia
            9.00%, 9/15/04                                  AAA  AUD              300                 254
      Federal National Mortgage Association
            6.50%, 7/10/02                                  Agy                    85                  64
      Group Total                                                                                     318
      British Pound (0.3%)
      United Kingdom Treasury Bills
            8.00%, 6/10/03                                  AAA    GBP             60                 104
            8.00%, 6/7/21                                   AAA                    65                 123
            8.50%, 7/16/07                                  AAA                   195                 359
      Group Total                                                                                     586
      Canadian Dollar (0.1%)
      Government of Canada
            7.50%, 3/1/01                                   AAA    CAD            320                 249
            9.75%, 6/1/21                                   AA+                    50                  52
      Group Total                                                                                     301
      Danish Krone (0.1%)
      Kingdom of Denmark
            8.00%, 5/15/03                                  AA+    DKK            275                  46
            8.00%, 3/15/06                                  AA+                   750                 128
      Group Total                                                                                     174
      German Mark (0.8%)
      Government of Germany
            6.25%, 1/4/24                                   AAA    DEM            150                  86
           +7.00%, 1/13/00                                  Aaa                   290                 174
            7.125%, 1/29/03                                 AAA                   170                 106
            7.375%, 1/3/05                                  AAA                   245                 156
            7.50%, 9/9/04                                   AAA                   410                 262
            8.375%, 5/21/01                                 AAA                   875                 556
      International Bank for Reconstruction
        & Development
            7.125%, 4/12/05                                 AAA                   175                 109
      Group Total                                                                                   1,449
      Irish Punt (0.1%)
      Irish Government
            8.00%, 8/18/06                                  AAA    IEP             75                 124
      Italian Lira (0.3%)
      Republic of Italy BTPS
            9.50%, 2/1/06                                   AAA    ITL        315,000                 223
            10.00%, 8/1/03                                  AA                410,000                 285
      Group Total                                                                                     508
      Japanese Yen (0.8%)
      European Investment Bank
            3.00%, 9/20/06                                  AAA    JPY          4,000                  36
      Export-Import Bank of Japan
            2.875%, 7/28/05                                 AAA                50,000                 444
      International Bank for Reconstruction
        & Development
            4.75%, 12/20/04                                 AAA                23,200                 231
            6.75%, 6/18/01                                  AAA                72,000                 719
      Group Total                                                                                   1,430



                                                                                                      183

                                                          ++Ratings               Face
                                                          (Standard              Amount               Value
                                                          & Poor's)               (000)               (000)+
      Swedish Krona (0.3%)
      Swedish Government
            6.00%, 2/9/05                                    AAA    SEK          2,100                 278
            13.00%, 6/15/01                                  AA+                 1,600                 263
      Group Total                                                                                      541
      Total International Fixed Income (Cost $5,540)         5,431

                                                                                                      Value
                                                                                Shares               (000)+

      INTERNATIONAL EQUITY (15.9%)
      Common Stock (15.9%)
      Argentina (0.5%)
      YPF SA ADR                                                                25,200                 929
      Austria (0.5%)
      OMV AG                                                                     5,350                 798
      Brazil (0.2%)
      Multicanal Participacoes SA ADR                                           27,800                 295
      Canada (0.2%)
      TransCanada Pipelines Ltd.                                                15,900                 308
      France (1.5%)
      Cie Generale des Eaux                                                      5,126                 603
      Credit Local de France                                                     6,100                 578
      Elf Aquitaine                                                              6,710                 895
      Scor  15,110                                                                 653
      Group Total                                                                                    2,729
      Germany (1.5%)
      Deutsche Bank AG                                                          11,750                 825
      Henkel KGaA                                                                9,790                 551
      Springer (Axel) Verlag AG                                                    770                 658
      Veba AG                                                                   10,890                 635
      Group Total                                                                                    2,669
      Hong Kong (0.6%)
      Great Eagle Holdings Ltd.                                                118,000                 326
      HSBC Holdings plc                                                          6,800                 228
      Jardine Strategic Holdings Ltd.                                           95,000                 372
      Wheelock & Co., Ltd.                                                      86,000                 175
      Group Total                                                                                    1,101
      India (0.2%)
   *Jardine Fleming India Fund, Inc.                                            36,200                 326
      Indonesia (0.4%)
   *Gulf Indonesia Resources Ltd.                                                6,000                 134
      Lippo Securities                                                       2,794,800                 415
      Pabrik Kertas Tjiwi Kimia                                                402,500                 224
      Group Total                                                                                      773
      Ireland (0.2%)
      Irish Life plc                                                            58,000                 302
      Italy (1.3%)
      ENI S.p.A.                                                               147,300                 928
      Pirelli S.p.A.                                                           162,000                 475
      Telecom Italia S.p.A.                                                    233,604                 909
      Group Total                                                                                    2,312



                                                                                                       184


                                                                                           Value
                                                                     Shares                (000)+

      Japan (2.3%)
      Bridgestone Corp.                                               25,000                 601
      Canon, Inc.                                                     16,000                 468
      Fuji Photo Film Ltd.                                             9,000                 371
      Mitsubishi Heavy Industries Ltd.                                33,000                 181
      Mitsui Fudosan Co., Ltd.                                        26,000                 317
      Nintendo Corp., Ltd.                                             4,000                 374
      Promise Co., Ltd.                                                6,160                 322
      Sankyo Corp., Ltd.                                               7,000                 242
      Takeda Chemical Industries                                      14,000                 420
      Takefuji Corp.                                                   7,000                 265
      UNY Co., Ltd.                                                   14,000                 211
      Yasuda Fire & Marine Insurance Ltd.                             46,000                 271
      Group Total                                                                          4,043
      Netherlands (1.2%)
      ING Groep N.V.                                                  13,207                 607
      Philips Electronics N.V.                                         9,900                 838
      Vendex International N.V.                                       10,633                 630
      Group Total                                                                          2,075
      Norway (0.4%)
      Christiania Bank OG Kreditkasse                                226,100                 780
      Singapore (0.2%)
   *Creative Technology Ltd.                                          14,500                 371
      Spain (0.4%)
      Telefonica de Espana ADR                                         8,200                 772
      Sweden (0.9%)
      Nordbanken AB                                                   16,300                 556
      SKF AB, Class B                                                 12,000                 350
      Sparbanken Sverige AB, Class A                                  30,585                 738
      Group Total                                                                          1,644
      Switzerland (0.4%)
   *Swissair AG (Registered)                                             551                 737
      Thailand (0.1%)
      Hana Microelectronics Public Co., Ltd. (Foreign)                48,100                 165
      United Kingdom (2.8%)
      Abbey National plc                                              11,800                 182
      B.A.T. Industries plc                                           53,611                 470
      Bank of Scotland plc                                            71,800                 594
      Bass plc                                                        32,300                 436
      BG plc                                                          95,200                 413
      BOC Group plc                                                    7,304                 131
      Burmah Castrol plc                                              29,000                 517
      Cable & Wireless plc                                            40,785                 347
      Imperial Tobacco Group plc                                      61,800                 370
      LucasVarity plc                                                 87,000                 328
      Royal & Sun Alliance Insurance Group plc                        32,034                 302
      Sainsbury J plc                                                 55,000                 412
      Tomkins plc                                                     88,844                 494
      Group Total                                                                          4,996
      United States (0.1%)
      The India Fund, Inc.                                            25,100                 232
      Total International Equity (Cost $23,917)                       28,357
      HIGH YIELD (7.5%)
      Fixed Income Securities (7.5%)
        (Unless otherwise noted)



                                                                                             185

                                                          ++Ratings               Face
                                                          (Standard              Amount               Value
                                                          & Poor's)               (000)               (000)+
      Cable (0.6%)
      Cablevision Systems Corp.
            9.875%, 5/15/06                                   B                    $100                 108
      Rogers Cablesystems Ltd.
            10.00%, 3/15/05                                   BB+                   100                 110
            10.125%, 9/1/12                                   BB+                   175                 190
      Rogers Communications, Inc.
            9.125%, 1/15/06                                   BB-                    50                  51
      TCI Pacific Communications
            5.00% (Convertible Preferred Stock)               BB-                    (1)600              75
      Tele-Communications, Inc.
            9.25%, 1/15/23                                    BBB-                  155                 167
      Time Warner, Inc., Series M,
            10.25% (Preferred Stock)                          BB+                    (1)558             441
      Group Total                                                                                     1,142
      Collateralized Mortgage Obligations-
        Non-Agency Collateral Series (0.5%)
   +Citicorp Mortgage Securities, Inc.,
        Series:
        90-8 A7
            9.50%, 6/25/05                                    B3                     35                  19
   ^Countrywide Funding Corp.,
        Series:
        95-4 B3
            7.50%, 9/25/25                                    N/R                   393                 308
      DLJ Mortgage Acceptance Corp.,
        Series:
        97-CF2
            0.357%, 10/15/30                                  N/R                 4,000                 106
      FMAC Loan Receivables Trust,
        Series:
        96-B C
            7.929%, 11/1/18                                   N/R                   100                  89
   ^Prudential Home Mortgage
        Securities Co., Inc.,
        Series 96-5 B3
            7.25%, 4/25/26                                    N/R                   397                 360
      Group Total                                                                                       882
      Commercial Mortgages (0.1%)
      CBM Funding Corp.,
        Series:
        96-1B D
            8.645%, 2/1/08                                    AA                    125                 136
      Energy (0.2%)
      Nuevo Energy Co.
            9.50%, 4/15/06                                    B+                    145                 155
      Snyder Oil Corp.
            8.75%, 6/15/07                                    B+                    150                 150
      Group Total                                                                                       305



                                                                                                        186

                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+
      Finance (0.6%)
   ^Anthem Insurance Cos., Inc.,
        Series A
            9.00%, 4/1/27                                                 BBB+                  275                 296
   ^Commercial Financial Services, Inc.,
        Series 97-5 A1
            7.72%, 6/15/05                                                A                     150                 150
      ITT Promedia
            9.125%, 9/15/07                                               N/R                DEM250                 147
      Navistar Financial Corp.,
        Series B
            9.00%, 6/1/02                                                 B+                    $35                  36
  ^#PTC International Finance
            0.00%, 7/1/07                                                 B+                    230                 151
   ^RBS Participacos SA
            11.00%, 4/1/07                                                BB-                   135                 142
   ^Riggs Capital Trust II
            8.875%,3/15/27                                                BB-                    70                  74
      Western Financial Bank
            8.875%, 8/1/07                                                BB+                   125                 125
      Group Total                                                                                                 1,121
      Hospitals (0.2%)
   ^Integrated Health Services
            9.50%, 9/15/07                                                B                     115                 119
      Tenet Healthcare Corp.
            8.625%, 1/15/07                                               B+                    120                 124
   ^Vencor, Inc.
            8.625%, 7/15/07                                               B+                     90                  91
      Group Total                                                         334
      Industrials (2.6%)
   ^Ameriserv Food Co.
            10.125%, 7/15/07                                              B-                     65                  67
   ^Big Flower Press
            8.875%, 7/1/07                                                B                     135                 135
   ^Cliffs Drilling Co.
            10.25%, 5/15/03                                               B                      20                  22
      DR Securitized Lease Trust,
        Series:
        93-K1 A1
            6.66%, 8/15/10                                                BB-                   346                 316
   ^EES Coke Battery Co., Inc.
            9.382%, 4/15/07                                               BB-                   100                 105
   ^Fleming Cos., Inc.
            10.50%, 12/1/04                                               B+                     65                  68
            10.625%, 7/31/07                                              B+                     75                  79
   ^Fox/Liberty Networks
           #0.00%, 8/15/07                                                B                      50                  32
            8.875%, 8/15/07                                               B                      60                  60
      Grand Casinos, Inc.
            10.125%, 12/1/03                                              BB                    160                 170
   ^Hermes Europe Railtel
            11.50%, 8/15/07                                               B                      30                  32
   +HMC Acquisition Properties
            9.00%, 12/15/07                                               Ba3                   135                 139



                                                                                                                    187

                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+

   ^HMH Properties, Inc.
            8.875%, 7/15/07                                               BB-                    35                  36
      Horseshoe Gaming
            9.375%, 6/15/07                                               B                     125                 129
      Host Marriott Travel Plaza
            9.50%, 5/15/05                                                BB-                   100                 105
 ^##Huntsman Corp.
            9.094%, 7/1/07                                                B+                    175                 182
   ^Hylsa SA de CV
            9.25%, 9/15/07                                                BB                    200                 203
      ISP Holdings, Inc., Series B
            9.00%, 10/15/03                                               B+                    205                 215
      Kmart Corp.
            7.75%, 10/1/12                                                B+                     60                  56
      Kmart Funding Corp., Series F
            8.80%, 7/1/10                                                 BB                    175                 179
   ^Long Beach Auto,
        Series:
        97-1 B
            14.22%, 10/26/03                                              N/R                   250                 252
   ^Murrin Murrin Holdings
            9.375%, 8/31/07                                               BB-                   205                 211
   #Norcal Waste Systems
            13.00%, 11/15/05                                              BB-                   100                 115
      Outdoor Systems, Inc.
            8.875%, 6/15/07                                               B                     210                 214
      Paramount Communications, Inc.
            8.25%, 8/1/22                                                 BB+                   225                 222
      Revlon Worldwide, Series B
            0.00%, 3/15/01                                                B-                    190                 138
      SD Warren Co.
            12.00%, 12/15/04                                              B+                    130                 147
   ^Sinclair Broadcast Group, Inc.
            9.00%, 715/07                                                 B                     105                 104
   ^Sinclair Capital 11.625%
        (Preferred Stock)                                                 B                      (1)1,300           141
        Southland Corp.
            5.00%, 12/15/03                                               BB+                   219                 189
      Station Casinos
            9.75%, 4/15/07                                                B+                    100                 100
  ^#TCI Satellite Entertainment, Inc.
            0.00%, 2/15/07                                                B-                    485                 316
      Group Total                                                                                                 4,479
      Technology (0.3%)
      Advanced Micro Devices, Inc.
            11.00%, 8/1/03                                                BB-                   145                 162
  ##Blue Bell Funding
            11.85%, 5/1/99                                                BB-                    25                  26
   ^Hyundai Semiconductor America
            8.625%, 5/15/07                                               BBB-                  100                 102
   ^Impress Metal Packaging
            9.875%, 5/29/07                                               B                  DEM200                 120
      Group Total                                                                                                   410



                                                                                                                    188

                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+
      Telephones (1.1%)
   #Brooks Fiber Properties, Inc.
            0.00%, 3/1/06                                                 N/R                  $450                 361
            0.00%, 11/1/06                                                N/R                    70                  54
      Comcast Cellular Corp., Series A
            9.50%, 5/1/07                                                 BB+                   160                 167
      Globalstar LP
            11.375%, 2/15/04                                              N/R                   125                 131
   ^Intermedia Communications
            11.25%, 7/15/07                                               B                     300                 208
   ^Iridium Capital Corp.
            13.00%, 7/15/05                                               B                      70                  73
   ^IXC Communications, Inc., Series B
            12.50%, 10/1/05                                               B2                    100                 116
   ^IXC Communications, Inc. 12.50%
        (Preferred Stock)                                                 CCC+                   (1)75               87
   #Nextel Communications, Inc.
            0.00%, 8/15/04                                                CCC                   635                 550
      Qwest Communications International,
        Inc., Series B
            10.875%, 4/1/07                                               B+                     65                  73
   #Teleport Communications Group, Inc.
            0.00%, 7/1/07                                                 B                     185                 145
      Total Access Communications Corp.
        (Convertible)
            2.00%, 5/31/06                                                BBB-                   50                  50
      Group Total                                                                                                 2,015
      Transportation (0.2%)
      ALPS,
        Series 96-1 D
            12.75%, 6/15/06                                               BB-                   150                 161
   ^Jet Equipment Trust,
        Series 94-A
            11.79%, 6/15/13                                               BBB-                  150                 196
  ^#Transamerica Energy Corp.
            0.00%, 6/15/02                                                B+                     55                  44
      Group Total                                                                                                   401
      Utilities (0.2%)
      Cleveland Electric Illuminating Co.,
        Series B
            8.375%, 8/1/12                                                BB+                    30                  31
      Midland Cogeneration Ltd. Venture LP,
        Series C-91
            10.33%, 7/23/02                                               BB-                    22                  24
      Midland Funding Corp. I,
        Series C-94
            10.33%, 7/23/02                                               BB-                    85                  90
      Midland Funding II,
        Series A
            11.75%, 7/23/05                                               B-                     75                  88
      Quezon Power Ltd.
            8.86%, 6/15/17                                                BB+                   250                 252
      Group Total                                                                                                   485



                                                                                                                    189

                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+
      Yankee (0.9%)
      Asia Pulp & Paper,
        Series A
            12.00%, 2/15/04                                               B+                    175                 178
   ^Azteca Holdings S.A.
            11.00%, 6/15/02                                               B-                     50                  52
  ##Central Bank of Argentina Bocon
        PIK Pre 4
            5.00%, 9/1/02                                                 N/R                    85                 103
   ^Geberit International S.A.
            10.125%, 4/15/07                                              N/R                   130                  81
   ^Globo Communicacoes
            10.50%, 12/20/06                                              BB-                    80                  84
   ^Government of Jamaica
            9.625%, 7/2/02                                                N/R                   100                 101
      Multicanal S.A.
            10.50%, 2/1/07                                                BB-                   100                 107
   #Occidente y Caribe Cellular
            0.00%, 3/15/04                                                B                     185                 146
      Pindo Deli Fin Mauritius
            10.75%, 10/1/07                                               BB                    180                 183
  ##Republic of Argentina
            5.50%, 3/31/23                                                BB                    200                 151
   ^Republic of Panama
            7.875%, 2/13/02                                               BB+                   150                 151
      TV Azteca SA de CV, Series B
            10.50%, 2/15/07                                               N/R                   150                 159
      United Mexican States,
        Series B
            6.25%, 12/31/19                                               BB                    200                 166
      Group Total                                                                                                 1,662
      Total High Yield (Cost $12,608)                                     13,372
      WARRANTS (0.0%)

                                                                                             No. of                 Value
                                                                                            Rights                  (000)'

   *Cie General des Eaux, expiring 5/2/01                                                     3,720                   2
  ^*Globalstar Telecommunications Ltd., expiring 2/15/04                                        125                  15
  ^*Iridium World Communications, expiring 7/15/05                                               70                  11
  *@Nextel Communications, Inc., expiring 1/1/99                                                 75                  --
  *@Occidente y Caribe Cellular, expiring 3/15/04                                               740                  --
      Total Warrants (Cost $14)
      RIGHTS (0.0%)
   @United Mexican States Recovery Rights, expiring
        6/30/03 (Cost $0)                                                                 1,675,000                 $--
INTEREST RATE CAP (0.0%)-See Note A6



                                                                                                                    190

                                                                       ++Ratings            Face
                                                                       (Standard           Amount                Value
                                                                       & Poor's)            (000)               (000)+
      J.P. Morgan and Co., terminating 10/15/99,
        to receive on 10/15/99 the excess, as
        measured on 10/15/98, of 12 month LIBOR
        over 6.34% multiplied by the notional
        amount (Premium Paid $32)                                         N/R                $7,600                  23
      CASH EQUIVALENT (6.9%)
      Repurchase Agreement (6.9%)
      Chase Securities, Inc. 5.90%, dated
        9/30/97, due 10/1/97, to be
        repurchased at $12,336, collateralized
        by various U.S. Government Obligations,
        due 10/1/97-12/1/99, valued at $12,450
        (Cost $12,334)                                                                       12,334              12,334
      FOREIGN CURRENCY (0.1%)
      British Pound                                                       GBP                     6                  10
      French Franc                                                        FRF                   271                  46
      Italian Lira                                                        ITL                30,570                  18
      Japanese Yen                                                        JPY                 1,754                  14
      Total Foreign Currency (Cost $87)                                                                              88
      Total Investments (99.9%) (Cost $157,767)                                                                 178,014

                                                                                                                  Value
                                                                                                                 (000)+

      Other Assets and Liabilities (0.1%)
      Cash                                                                                                          $411
      Foreign Currency Held as Collateral on Futures Contracts (Cost $177)                                           177
      Dividends Receivable                                                                                           230
      Interest Receivable                                                                                            757
      Receivable for Withholding Tax Reclaim                                                                          18
      Receivable for Investments Sold                                                                             13,441
      Receivable for Fund Shares Sold                                                                                158
      Unrealized Gain on Futures Contracts                                                                            33
      Unrealized Gain on Swap Agreements                                                                               1
      Unrealized Gain on Forward Foreign Currency Contracts                                                          145
      Other Assets                                                                                                    31
      Payable for Investments Purchased                                                                          (14,806)
      Payable for Fund Shares Redeemed                                                                                (9)
      Payable to Custodian                                                                                           (38)
      Payable for Investment Advisory Fees                                                                          (237)
      Payable for Administrative Fees                                                                                (11)
      Payable for Shareholder Servicing Fees- Investment Class                                                        (1)
      Payable for Trustees' Deferred Compensation Plan-Note F                                                         (4)
      Other Liabilities                                                                                              (80)
                                                                                                                     216
      NET ASSETS (100%)                                                                                         $178,230
      INSTITUTIONAL CLASS
      Net Assets
      Applicable to 12,694,118 outstanding
        shares of beneficial interest (unlimited
        authorization, no par value)                                                                            $173,155
      NET ASSET VALUE PER SHARE                                                                                 $  13.64



                                                                                                                     191


                                                                            Value
                                                                           (000)+
INVESTMENT CLASS
Net Assets
Applicable to 372,302 outstanding
 shares of beneficial interest (unlimited
 authorization, no par value)                                              $  5,075
NET ASSET VALUE PER SHARE                                                  $  13.63
Net Assets Consist of:
Paid in Capital                                                            $139,265
Undistributed Net Investment Income (Loss)                                    1,202
Undistributed Realized Net Gain (Loss)                                       17,385
Unrealized Appreciation (Depreciation) on:
Investment Securities                                                        20,246
Foreign Currency                                                                124
Futures and Swaps                                                                 8
Net Assets  $178,230



                                                                                192


+      See Note A1 to Financial Statements.

++     Ratings are unaudited.

*      Non-Income Producing Security.

+      144A security. Certain conditions for public sale may exist.

++ A portion of these securities was pledged to cover margin requirements for futures contracts.

+      Moody's Investor Service, Inc. rating. Security is not rated by Standard &
       Poor's Corporation.

#      Step Bond-Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1997. Maturity date disclosed is the ultimate maturity.

## Variable or floating rate security-rate disclosed is as of September 30, 1997.

(1)    Amount represents shares held by the Portfolio.

(2)    Face amount is less than $500.

@      Value is less than $500.

ADR    American Depositary Receipt

CMO    Collateralized Mortgage Obligation

Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 1997.

IO     Interest Only

N/R Not rated by Moody's Investor Services, Inc., Standard & Poor's Corporation or Fitch.

PAC    Planned Amortization Class

PIK    Payment-In Kind Security

PO     Principal Only

REMIC  Real Estate Mortgage Investment Conduit.

TBA    Security is subject to delayed delivery. See Note A8 to Financial Statements.




                                                                                     193

Statement of Operations

                                                                                   SMALL         INTER-
                                                                                    CAP         NATIONAL        MID CAP
                                                    VALUE          EQUITY          VALUE         EQUITY         GROWTH
                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                          Year Ended September 30, 1997
(In Thousands)
Investment Income +
         Dividends                                 $ 49,237       $ 22,626       $  9,347        $ 13,271        $ 1,056
         Interest                                    21,710          3,614          1,384           2,538          1,036
           Total Income                              70,947         26,240         10,731          15,809          2,092
Expenses
         Investment Advisory Services
           --Note B                                  14,010          6,928          5,161           3,236          1,961
         Administrative Fee--Note C                   2,285          1,136            550             544            314
         Custodian Fee--Note E                          310            129             71             380             83
         Audit Fee                                       23             30             12              54             15
         Shareholder Servicing Fee--
           Investment Class shares--
           Note D                                        28              3             --               1             --
         Distribution Fees--Adviser
           Class shares--Note D                         201             --             --              --              1
         Other Expenses                                 704            169            125              96             85
         Reimbursement of Expenses--
           Note B                                       (18)           (26)            --             (26)            --
           Total Expenses                            17,543          8,369          5,919           4,285          2,459
         Expense Offset--Note K                        (310)          (129)           (19)           (180)           (83)
           Net Expenses                              17,233          8,240          5,900           4,105          2,376
             Net Investment Income
               (Loss)                                53,714         18,000          4,831          11,704           (284)
Realized Net Gain (Loss)
         Investment Securities                      376,797        379,936        113,081          39,018         66,879
         Foreign Currency Transactions                   --             --             --          (1,662)            --
         Futures                                       (814)            --             --           6,109             --
           Realized Net Gain (Loss)                 375,983        379,936        113,081          43,465         66,879
Change in Unrealized Appreciation
   (Depreciation)
         Investment Securities                      512,130         58,032        175,057          80,379         29,836
         Foreign Currency Transactions                   --             --             --             892             --
         Futures                                      3,948             --             --          (1,357)            --
           Unrealized Appreciation
             (Depreciation)                         516,078         58,032        175,057          79,914         29,836
             Net Gain (Loss)                        892,061        437,968        288,138         123,379         96,715
Net Increase (Decrease) in Net
  Assets Resulting from Operations                 $945,775       $455,968       $292,969        $135,083       $ 96,431

+        Net of $1,654 withholding tax for International Equity Portfolio.


    The accompanying notes are an integral part of the financial statements.

                                                        Statement of Operations


                                                                                                      DOMESTIC
                                                        MID CAP         EMERGING        FIXED           FIXED      HIGH
                                                         VALUE           MARKETS       INCOME          INCOME      YIELD
                                                       PORTFOLIO        PORTFOLIO     PORTFOLIO       PORTFOLIO  PORTFOLIO
                                                                            Year Ended September 30, 1997
(In Thousands)
Investment Income
         Dividends ++                                   $ 1,201           $  181      $  8,065          $  275    $ 1,443
         Interest                                           229              564       173,302           6,854     38,219
           Total Income                                   1,430              745       181,367           7,129     39,662
Expenses
         Investment Advisory Services
           --Note B                                        $924             $225         9,431            $383      1,558
         Less: Waived Fees                         (28)     896      (30)    195            --     (11)    372         --
         Administrative Fee--Note C                         123               24         2,030              82        356
         Custodian Fee--Note E                               46               80           293              21         70
         Audit Fee                                           12               44            42              13         16
         Shareholder Servicing Fee--
           Investment Class shares--
           Note D                                             1               --            11              --         13
         Distribution Fees--Adviser
           Class shares--Note D                              --               --            67              --          3
         Other Expenses                                      62               12           644              28        128
         Reimbursement of Expenses--
           Note B                                           (24)              --           (13)             --        (19)
           Total Expenses                                 1,116              355        12,505             516      2,125
         Expense Offset--Note K                             (30)              --          (292)             (6)       (44)
           Net Expenses                                   1,086              355        12,213             510      2,081
             Net Investment Income                          344              390       169,154           6,619     37,581
Realized Net Gain (Loss)
         Investment Securities                           24,403              563        52,720           1,793     14,841
         Foreign Currency Transactions                       --              (93)       11,172              --        321
         Futures, Written Floors and
           Swaps                                             --            2,528        (1,029)             99       (118)
           Realized Net Gain (Loss)                      24,403            2,998        62,863           1,892     15,044
Change in Unrealized Appreciation
  (Depreciation)
         Investment Securities*                          38,391            2,010        42,306           1,382     24,616
         Foreign Currency Transactions                       --               (1)       (1,972)             --        (57)
         Futures, Swaps and Written
           Floors                                            --               18        (1,972)            (70)      (554)
           Unrealized Appreciation
             (Depreciation)                              38,391            2,027        38,362           1,312     24,005
             Net Gain (Loss)                             62,794            5,025       101,225           3,204     39,049
Net Increase (Decrease) in Net Assets
  Resulting from Operations                             $63,138           $5,415      $270,379          $9,823    $76,630

++  Net of $30 withholding tax for the Emerging Markets Portfolio.

* Net of foreign capital gain taxes of $38 on unrealized gains for Emerging Markets Portfolio.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                                                  SPECIAL
                                                                               MORTGAGE-                          PURPOSE
                                                  CASH          FIXED           BACKED              LIMITED        FIXED
                                                RESERVES       INCOME         SECURITIES           DURATION       INCOME
                                                PORTFOLIO   PORTFOLIO II       PORTFOLIO           PORTFOLIO     PORTFOLIO
                                                                      Year Ended September 30, 1997

(In Thousands)
Investment Income
         Dividends                                 $   --   $   516               $   88              $  151      $ 1,471
         Interest                                   5,108    14,032                4,202               8,780       34,172
           Total Income                             5,108    14,548                4,290               8,931       35,643
Expenses
         Investment Advisory
            Services-- Note B                        $231       776                 $195                $408        1,816
         Less: Waived Fees                  (65)      166        --       (22)       173        (4)      404           --
         Administrative Fee--Note C                    74       165                   42                 109          414
         Custodian Fee--Note E                         23        32                   10                  11           54
         Audit Fee                                      9        16                   15                  13           24
         Shareholder Servicing Fee--
           Investment Class shares--
           Note D                                      --        --                   --                  --            2
         Other Expenses                                33        46                   19                  43           79
         Reimbursement of Expenses--
           Note B                                      --        --                   --                  --          (26)
           Total Expenses                             305     1,035                  259                 580        2,363
         Expense Offset--Note K                        (9)      (24)                  --                  (9)         (28)
           Net Expenses                               296     1,011                  259                 571        2,335
             Net Investment Income                  4,812    13,537                4,031               8,360       33,308
Realized Net Gain (Loss)
         Investment Securities                         --     2,958                1,784                 357       12,744
         Foreign Currency Transactions                 --     1,085                   --                  --        2,511
         Futures and Written Floors                    --       290                 (595)                 15         (303)
           Realized Net Gain (Loss)                    --     4,333                1,189                 372       14,952
Change in Unrealized Appreciation
  (Depreciation)
         Investment Securities                         --     3,648                   71                 519        6,272
         Foreign Currency Transactions                 --      (241)                  --                  --         (506)
         Futures and Swaps                             --      (388)                (115)                 (9)        (505)
           Unrealized Appreciation
            (Depreciation)                             --     3,019                  (44)                510        5,261
             Net Gain (Loss)                           --     7,352                1,145                 882       20,213
Net Increase (Decrease) in Net Assets
  Resulting from Operations                        $4,812   $20,889               $5,176              $9,242      $53,521



    The accompanying notes are an integral part of the financial statements.

                                                        Statement of Operations

                                                                                GLOBAL           INTERNATIONAL
                                                                 PA              FIXED               FIXED     INTERMEDIATE
                                                MUNICIPAL     MUNICIPAL         INCOME              INCOME       DURATION
                                                PORTFOLIO     PORTFOLIO        PORTFOLIO           PORTFOLIO     PORTFOLIO
                                                                     Year Ended September 30, 1997
(In Thousands)
Investment Income
         Dividends                                 $   --           $   --    $   213            $    --              $   54
         Interest +                                 3,341            1,468      4,583              8,480               2,816
           Total Income                             3,341            1,468      4,796              8,480               2,870
Expenses
         Investment Advisory Services
           --Note B                                  $241             $105        289                549                $167
         Less: Waived Fees                  (30)      211    (26)       79         --                 --       (23)      144
         Administrative Fee--Note C                    51               22         62                117                  36
         Custodian Fee--Note E                          6                5         31                 45                  18
         Audit Fee                                     18               18         32                 32                  12
         Other Expenses                                38               18         29                 32                  32
           Total Expenses                             324              142        443                775                 242
         Expense Offset--Note K                        (3)              (2)        (2)                (3)                (11)
           Net Expenses                               321              140        441                772                 231
             Net Investment Income                  3,020            1,328      4,355              7,708               2,639
Realized Net Gain (Loss)
         Investment Securities                         29              (68)       260             (2,002)                520
         Foreign Currency Transactions                 --               --       (933)            (5,388)                221
         Futures and Swaps                            (14)              76        490              1,970                 (60)
           Realized Net Gain (Loss)                    15                8       (183)            (5,420)                681
Change in Unrealized Appreciation
  (Depreciation)
         Investment Securities                      2,568              883     (1,498)            (2,952)                697
         Foreign Currency Transactions                 --               --       (145)               620                 (17)
         Futures and Swaps                           (271)             (86)        17                 (2)                 --
         Unrealized Appreciation
           (Depreciation)                           2,297              797     (1,626)            (2,334)                680
             Net Gain (Loss)                        2,312              805     (1,809)            (7,754)              1,361
Net Increase (Decrease) in Net Assets
  Resulting from Operations                        $5,332           $2,133    $ 2,546            $   (46)             $4,000

+ Net of $35 and $90 withholding tax for the Global Fixed Income and International Fixed Income Portfolios, respectively.


The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                                                MULTI-
                                                                             BALANCED                        ASSET-CLASS
                                                                            PORTFOLIO                          PORTFOLIO
                                                                                     Year Ended September 30, 1997
(In Thousands)
Investment Income +
         Dividends                                                          $  3,815                           $  1,775
         Interest                                                             10,178                              3,986
           Total Income                                                       13,993                              5,761
Expenses
         Investment Advisory Services--Note B                                  1,527                              $ 923
         Less: Waived Fees                                                        --             (126)              797
         Administrative Fee--Note C                                              280                                143
         Custodian Fee--Note E                                                    51                                 87
         Audit Fee                                                                32                                 44
         Shareholder Servicing Fee--Investment
           Class shares--Note D                                                    2                                  6
         Distribution Fees--Adviser Class
           shares--Note D                                                         37                                 --
         Other Expenses                                                           84                                 75
         Reimbursement of Expenses--Note B                                        (4)                               (19)
           Total Expenses                                                      2,009                              1,133
         Expense Offset--Note K                                                  (48)                                (4)
           Net Expenses                                                        1,961                              1,129
             Net Investment Income                                            12,032                              4,632
Realized Net Gain (Loss)
         Investment Securities                                                44,002                             17,557
         Foreign Currency Transactions                                           574                               (403)
         Futures and Written Floors                                              602                              1,727
           Realized Net Gain (Loss)                                           45,178                             18,881
Change in Unrealized Appreciation
  (Depreciation)
         Investment Securities                                                24,877                             11,568
         Foreign Currency Transactions                                          (148)                               185
         Futures and Swaps                                                       (50)                              (117)
           Unrealized Appreciation
          (Depreciation)                                                      24,679                             11,636
             Net Gain (Loss)                                                  69,857                             30,517
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                                  $81,889                            $35,149

+        Net of $79 withholding tax for the Multi-Asset-Class Portfolio.


    The accompanying notes are an integral part of the financial statements.

                                            Statement of Changes in Net Assets

                                                                                                        SMALL CAP
                                                       VALUE                  EQUITY                      VALUE
                                                     PORTFOLIO               PORTFOLIO                  PORTFOLIO
                                                    Year Ended               Year Ended                 Year Ended
                                                   September 30,             September 30,            September 30,
(In Thousands)                                  1996         1997        1996          1997         1996         1997
Increase (Decrease) in Net Assets
Operations:
         Net Investment Income                $   32,015  $   53,714   $   30,500   $   18,000     $  4,607     $  4,831
         Realized Net Gain (Loss)                138,640     375,983      237,632      379,936       80,888      113,081
         Change in Unrealized
           Appreciation (Depreciation)            97,514     516,078      (24,506)      58,032       20,530      175,057
           Net Increase (Decrease) in
             Net Assets Resulting
             from Operations                     268,169     945,775      243,626      455,968      106,025      292,969
Distributions:--Note A11
         Institutional Class:
           Net Investment Income                 (30,765)    (43,078)     (31,471)     (21,326)      (4,652)      (3,283)
           Realized Net Gain                    (130,677)   (135,541)    (132,351)    (234,965)     (52,103)     (92,539)
         Investment Class +:
           Net Investment Income                     (12)       (249)          (1)         (19)          --           --
           Realized Net Gain                          --        (851)          --         (298)          --           --
         Adviser Class ++:
           Net Investment Income                      --        (894)          --           --           --           --
           Realized Net Gain                          --      (1,156)          --                        --           --
             Total Distributions                (161,454)   (181,769)    (163,823)    (256,608)     (56,755)     (95,822)
Capital Share Transactions: (1)
         Institutional Class:
           Issued                                930,274   1,576,439      186,997      122,058      128,125      125,463
           In Lieu of Cash
             Distributions                       143,059     156,287      157,127      250,540       55,347       94,545
           Redeemed                             (606,431)   (769,989)    (579,292)    (701,366)     (77,653)    (105,216)
         Investment Class +:
           Issued                                  8,889      21,268          117        2,983           --           --
           In Lieu of Cash
             Distributions                            12       1,086            1          316           --           --
           Redeemed                                  (49)     (6,754)         (11)      (1,364)          --           --
         Adviser Class ++:
           Issued                                 15,433     172,033           --           --           --           --
           In Lieu of Cash
             Distributions                            --       1,868           --           --           --           --
           Redeemed                                  (11)    (11,849)          --           --           --           --
             Net Increase (Decrease)
               from Capital Share
               Transactions                      491,176   1,140,389     (235,061)    (326,833)     105,819      114,792
         Total Increase (Decrease)               597,891   1,904,395     (155,258)    (127,473)     155,089      311,939
Net Assets:
         Beginning of Period                   1,271,586   1,869,477    1,597,632    1,442,374      430,368      585,457
         End of Period                        $1,869,477  $3,773,872   $1,442,374   $1,314,901     $585,457     $897,396
         Undistributed net
           investment income
            (loss) included in end
            of period net assets              $    9,064  $   18,442   $    7,536   $    4,070     $  1,636     $  2,064
(1) Shares Issued and Redeemed
         Institutional Class:
           Shares Issued                          63,277      90,227        7,686        4,762        7,158        6,240
           In Lieu of Cash
             Distributions                        10,269       9,563        6,676       10,687        3,496        5,253

                                                                                                         SMALL CAP
                                                       VALUE                   EQUITY                      VALUE
                                                     PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                                    Year Ended                Year Ended                 Year Ended
                                                     September 30,            September 30,             September 30,
(In Thousands)                                     1996        1997         1996         1997         1996         1997
           Shares Redeemed                       (40,739)    (44,093)     (23,580)     (27,052)      (4,377)      (5,376)
             Net Increase (Decrease)
               in Institutional Class
               Shares Outstanding                 32,807      55,697       (9,218)     (11,603)       6,277        6,117
         Investment Class +:
           Shares Issued                             595       1,187            5          113           --           --
           In Lieu of Cash
             Distributions                             1          66           --           14           --           --
           Shares Redeemed                            (3)       (380)          (1)         (51)          --           --
             Net Increase (Decrease)
               in Investment Class
               Shares Outstanding                    593         873            4           76           --           --
         Adviser Class ++:
           Shares Issued                             994       9,462           --           --           --           --
           In Lieu of Cash
             Distributions                            --         112           --           --           --           --
           Shares Redeemed                            (1)       (676)          --           --           --           --
             Net Increase (Decrease)
               in Adviser Class
               Shares Outstanding                    993       8,898           --           --           --           --

+ The Value and the Equity Portfolios began offering Investment Class Shares on May 6, 1996 and April 10, 1996, respectively.

++       The Value Portfolio began offering Adviser Class Shares on July 17,
         1996.



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets


                                           INTERNATIONAL         MID CAP               MID CAP            EMERGING
                                              EQUITY              GROWTH                 VALUE             MARKETS
                                             PORTFOLIO           PORTFOLIO             PORTFOLIO          PORTFOLIO
                                            Year Ended          Year Ended            Year Ended         Year Ended
                                            September 30,      September 30,         September 30,      September 30,
(In Thousands)                            1996       1997     1996       1997       1996       1997    1996       1997
Increase (Decrease) in Net Assets
Operations:
          Net Investment Income
            (Loss)                      $  13,039 $  11,704 $     173 $    (284)   $   405  $    344  $    622  $    390
          Realized Net Gain (Loss)        101,007    43,465    71,168    66,879      1,658    24,403     2,070     2,998
          Change in Unrealized
            Appreciation
            (Depreciation)                (57,241)   79,914    27,593    29,836      3,145    38,391      (496)    2,027
            Net Increase (Decrease)
              in Net Assets Resulting
              from Operations              56,805   135,083    98,934    96,431      5,208    63,138     2,196     5,415
Distributions:--Note A11
          Institutional Class:
            Net Investment Income         (16,536)  (12,515)     (580)       --       (214)     (404)     (641)     (572)
            Realized Net Gain              (3,421)  (12,996)  (53,149)  (67,632)      (405)   (4,075)   (2,186)   (2,288)
          Investment Class +:
            Net Investment Income              --        (4)       --        --         --        (1)       --        --
            Realized Net Gain                  --        (5)       --        --         --        (9)       --        --
              Total Distributions         (19,957)  (25,520)  (53,729)  (67,632)      (619)   (4,489)   (2,827)   (2,860)
Capital Share Transactions: (1)
          Institutional Class:
            Issued                        145,686    96,568    58,508    72,700     41,529   137,940     9,068     5,587
            In Lieu of Cash
              Distributions                14,783    21,690    52,044    65,823        611     4,424     2,439     2,586
            Redeemed                     (722,596) (213,704) (126,023) (123,453)      (782)  (30,955)  (20,351)  (20,904)
          Investment Class +:
            Issued                            268       325        --        --        122       854        --        --
            In Lieu of Cash
              Distributions                    --         9        --        --         --        10        --        --
            Redeemed                          (34)       (6)       --        --         --        --        --        --
          Adviser Class ++:
            Issued                             --        --        --     1,813         --        --        --        --
            Redeemed                           --        --        --      (800)        --        --        --        --
              Net Increase (Decrease)
                from Capital Share
                Transactions             (561,893)  (95,118)  (15,471)   16,083     41,480   112,273    (8,844)  (12,731)
          Total Increase (Decrease)      (525,045)   14,445    29,734    44,882     46,069   170,922    (9,475)  (10,176)
Net Assets:
          Beginning of Period           1,160,986   635,941   373,547   403,281      4,507    50,576    42,459    32,984
          End of Period                $  635,941 $ 650,386 $ 403,281 $ 448,163    $50,576  $221,498  $ 32,984  $ 22,808
          Undistributed net
            investment income
            (loss) included in
            end of period net assets   $   12,067 $   9,914 $      -- $      --    $   372  $    310  $    277  $     91
(1) Shares Issued and Redeemed
          Institutional Class:
            Shares Issued                  11,400     6,875     3,094     4,220      3,154     8,139       801       488
            In Lieu of Cash
              Distributions                 1,211     1,662     3,126     3,909         52       290       235       249
            Shares Redeemed               (57,391)  (15,096)   (6,657)   (7,311)       (59)   (1,808)   (1,823)   (1,762)
              Net Increase (Decrease)
                in Institutional

                                           INTERNATIONAL         MID CAP                MID CAP           EMERGING
                                              EQUITY              GROWTH                 VALUE             MARKETS
                                             PORTFOLIO           PORTFOLIO             PORTFOLIO          PORTFOLIO
                                            Year Ended          Year Ended            Year Ended         Year Ended
                                            September 30,      September 30,          September 30,      September 30,
(In Thousands)                            1996       1997     1996       1997       1996       1997    1996       1997

                Class Shares
                Outstanding               (44,780)   (6,559)     (437)      818      3,147     6,621      (787)   (1,025)
          Investment Class +:
            Shares Issued                      21        22        --        --          9        47        --        --
            In Lieu of Cash
              Distributions                    --         1        --        --         --         1        --        --
            Shares Redeemed                    (3)       --        --        --         --        --        --        --
              Net Increase (Decrease)
                in Investment Class
                Shares Outstanding             18        23        --        --          9        48        --        --
          Adviser Class ++:
            Shares Issued                      --        --        --        98         --        --        --        --
            Shares Redeemed                    --        --        --       (43)        --        --        --        --
              Net Increase (Decrease)
                in Adviser Class Shares
                Outstanding                    --        --        --        55         --        --        --        --

+ The International Equity and the Mid Cap Value Portfolios began offering Investment Class shares on April 10, 1996 and May 10, 1996, respectively.

++ The Mid Cap Growth Portfolio began offering Adviser Class shares on January 31, 1997.



    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets


                                                                               DOMESTIC
                                                       FIXED                    FIXED                      HIGH
                                                      INCOME                   INCOME                      YIELD
                                                     PORTFOLIO               PORTFOLIO                  PORTFOLIO
                                                    Year Ended               Year Ended                 Year Ended
                                                   September 30,            September 30,              September 30,
(In Thousands)                                  1996         1997        1996          1997         1996         1997
Increase (Decrease) in Net Assets
Operations:
         Net Investment Income                $  107,138  $  169,154     $  3,944     $  6,619    $  28,826    $  37,581
         Realized Net Gain (Loss)                 21,756      62,863         (937)       1,892        3,717       15,044
         Change in Unrealized
           Appreciation (Depreciation)           (11,844)     38,362         (474)       1,312        4,627       24,005
           Net Increase (Decrease) in
             Net Assets Resulting from
             Operations                          117,050     270,379        2,533        9,823       37,170       76,630
Distributions:--Note A11
         Institutional Class:
           Net Investment Income                (103,292)   (149,960)      (3,127)      (6,034)     (27,729)     (34,334)
           Realized Net Gain                      (7,817)    (20,590)          --         (179)          --       (1,171)
           In Excess of Realized
             Net Gain                                 --          --         (185)          --           --           --
         Investment Class +:
           Net Investment Income                      --        (341)          --           --          (49)        (628)
           Realized Net Gain                          --         (47)          --           --           --          (20)
         Adviser Class ++:
           Net Investment Income                      --      (1,187)          --           --           --          (66)
           Realized Net Gain                          --         (61)          --           --           --           --
           Total Distributions                  (111,109)   (172,186)      (3,312)      (6,213)     (27,778)     (36,219)
Capital Share Transactions: (1)
         Institutional Class:
           Issued                                440,801   1,506,277       62,619       32,103      157,380      294,848
           In Lieu of Cash
             Distributions                        88,188     141,335        3,009        5,270       16,060       21,776
           Redeemed                             (232,193)   (314,144)      (5,634)     (39,391)    (113,632)    (121,867)
         Investment Class +:
           Issued                                     --      10,498           --           --        4,915       12,531
           In Lieu of Cash
             Distributions                            --         305           --           --           49          451
           Redeemed                                   --      (1,587)          --           --           --       (8,118)
         Adviser Class ++:
           Issued                                     --      82,302           --           --           --        5,616
           In Lieu of Cash
             Distributions                            --         587           --           --           --           66
           Redeemed                                   --      (7,715)          --           --           --       (1,521)
             Net Increase (Decrease)
               from Capital Share
               Transactions                      296,796   1,417,858       59,994       (2,018)      64,772      203,782
         Total Increase (Decrease)               302,737   1,516,051       59,215        1,592       74,164      244,193
Net Assets:
         Beginning of Period                   1,487,409   1,790,146       36,147       95,362      220,785      294,949
         End of Period                        $1,790,146  $3,306,197   $   95,362      $96,954     $294,949     $539,142
         Undistributed net
           investment income (loss)
           included in end of period
           net assets                         $   42,529  $   57,872   $    1,348      $ 1,805     $  8,657     $ 11,795


                                                                              DOMESTIC
                                                       FIXED                   FIXED                      HIGH
                                                      INCOME                   INCOME                     YIELD
                                                     PORTFOLIO               PORTFOLIO                  PORTFOLIO
                                                    Year Ended              Year Ended                 Year Ended
                                                   September 30,            September 30,             September 30,
(In Thousands)                                  1996         1997        1996          1997         1996         1997
(1) Shares Issued and Redeemed
         Institutional Class:
           Shares Issued                          37,653     126,596        5,724        2,909       17,602       30,974
           In Lieu of Cash
             Distributions                         7,612      12,016          279          484        1,830        2,349
           Shares Redeemed                       (19,803)    (26,436)        (520)      (3,553)     (12,631)     (12,813)
             Net Increase
               (Decrease) in
               Institutional Class
               Shares Outstanding                 25,462     112,176        5,483         (160)       6,801       20,510
         Investment Class +:
           Shares Issued                              --         886           --           --          546        1,307
           In Lieu of Cash
             Distributions                            --          26           --           --            6           49
           Shares Redeemed                            --        (133)          --           --           --         (833)
             Net Increase (Decrease)
               in Investment Class
               Shares Outstanding                     --         779           --           --          552          523
         Adviser Class ++:
           Issued                                     --       6,870           --           --           --          577
           In Lieu of Cash
             Distributions                            --          50           --           --           --            7
           Redeemed                                   --        (645)          --           --           --         (158)
             Net Increase (Decrease)
               in Adviser Class Shares
               Outstanding                            --       6,275           --           --           --          426

+ The Fixed Income and High Yield Portfolios began offering Investment Class shares on October 15, 1996 and May 21, 1996, respectively.

++ The Fixed Income and High Yield Portfolios began offering Adviser Class shares on November 7, 1996 and January 31, 1997, respectively.




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                                                                        MORTGAGE-
                                                       CASH                   FIXED                      BACKED
                                                     RESERVES                 INCOME                   SECURITIES
                                                     PORTFOLIO             PORTFOLIO II                PORTFOLIO
                                                    Year Ended              Year Ended                 Year Ended
                                                   September 30,           September 30,              September 30,
(In Thousands)                                  1996         1997        1996          1997         1996         1997
Increase (Decrease) in Net Assets
Operations:
         Net Investment Income                 $   2,882   $   4,812    $  12,542    $  13,537      $ 3,059     $  4,031
         Realized Net Gain (Loss)                     --          --        1,754        4,333         (663)       1,189
         Change in Unrealized
           Appreciation (Depreciation)                --          --       (2,268)       3,019          502          (44)
           Net Increase (Decrease) in
             Net Assets Resulting
             from Operations                       2,882       4,812       12,028       20,889        2,898        5,176
Distributions:--Note A11
         Institutional Class:
           Net Investment Income                  (2,882)     (4,812)     (11,608)     (13,889)      (3,033)      (3,646)
           Realized Net Gain                          --          --       (1,360)      (1,963)          --           --
           In Excess of Realized
             Net Gain                                 --          --         (446)          --           --           --
             Total Distributions                  (2,882)     (4,812)     (13,414)     (15,852)      (3,033)      (3,646)
Capital Share Transactions: (1)
         Institutional Class:
           Issued                                143,726     334,996       49,696       74,512        5,648        1,046
           In Lieu of Cash
             Distributions                         2,738       4,389        8,664       11,590        2,036        2,618
           Redeemed                             (112,591)   (319,418)     (42,179)     (56,217)      (6,390)     (18,034)
             Net Increase (Decrease)
               from Capital Share
                 Transactions                     33,873      19,967       16,181       29,885        1,294      (14,370)
         Total Increase (Decrease)                33,873      19,967       14,795       34,922        1,159      (12,840)
Net Assets:
         Beginning of Period                      44,624      78,497      176,945      191,740       49,766       50,925
         End of Period                         $  78,497   $  98,464     $191,740     $226,662      $50,925     $ 38,085
         Undistributed net investment
           income (loss) included in
           end of period net assets            $      --   $      --     $  4,660     $  4,574      $ 1,056     $  1,007
(1) Shares Issued and Redeemed
         Institutional Class:
           Shares Issued                         143,726     334,996        4,438        6,638          552           99
           In Lieu of Cash
             Distributions                         2,738       4,389          781        1,045          199          252
           Shares Redeemed                      (112,591)   (319,418)      (3,763)      (4,981)        (608)      (1,695)
             Net Increase (Decrease)
               in Institutional Class
               Shares Outstanding                 33,873      19,967        1,456        2,702          143       (1,344)


    The accompanying notes are an integral part of the financial statements.

                                            Statement of Changes in Net Assets

                                                      SPECIAL
                                                      LIMITED                 PURPOSE
                                                     DURATION              FIXED INCOME                MUNICIPAL
                                                     PORTFOLIO               PORTFOLIO                  PORTFOLIO
                                                    Year Ended              Year Ended                 Year Ended
                                                   September 30,            September 30,             September 30,
(In Thousands)                                  1996         1997        1996          1997         1996         1997
Increase (Decrease) in Net Assets
Operations:
         Net Investment Income                  $  6,630    $  8,360     $ 27,370     $ 33,308      $ 2,081      $ 3,020
         Realized Net Gain (Loss)                    (47)        372        6,698       14,952          (42)          15
         Change in Unrealized
           Appreciation (Depreciation)              (428)        510       (3,052)       5,261        1,780        2,297
           Net Increase (Decrease) in
           Net Assets Resulting from
           Operations                              6,155       9,242       31,016       53,521        3,819        5,332
Distributions:--Note A11
         Institutional Class:
           Net Investment Income                  (6,274)     (7,415)     (27,847)     (33,514)      (2,096)      (2,960)
           Realized Net Gain                          --          --       (9,325)      (6,885)          --           --
         Investment Class +:
           Net Investment Income                      --          --           (8)         (68)          --           --
           Realized Net Gain                          --          --           --          (12)          --           --
             Total Distributions                  (6,274)     (7,415)     (37,180)     (40,479)      (2,096)      (2,960)
Capital Share Transactions: (1)
         Institutional Class:
           Issued                                 99,082      59,060      103,802       90,134       17,213       20,270
           In Lieu of Cash
             Distributions                         4,921       6,560       34,094       35,130        1,443        2,235
           Redeemed                              (80,843)    (35,104)     (74,328)     (93,136)      (1,883)      (4,293)
         Investment Class +:
           Issued                                     --          --          758          414           --           --
           In Lieu of Cash
             Distributions                            --          --            8           80           --           --
           Redeemed                                   --          --           --          (47)          --           --
             Net Increase (Decrease)
               from Capital Share
               Transactions                       23,160      30,516       64,334       32,575       16,773       18,212
         Total Increase (Decrease)                23,041      32,343       58,170       45,617       18,496       20,584
Net Assets:
         Beginning of Period                     100,186     123,227      390,258      448,428       36,040       54,536
         End of Period                          $123,227    $155,570     $448,428     $494,045      $54,536      $75,120
         Undistributed net investment
           income (loss) included in
           end of period net assets             $  1,710    $  2,361     $ 11,292     $  9,955      $    11      $    71
(1) Shares Issued and Redeemed
         Institutional Class:
           Shares Issued                           9,585       5,709        8,626        7,318        1,542        1,774
           In Lieu of Cash
             Distributions                           480         637        2,827        2,902          130          195
           Shares Redeemed                        (7,817)     (3,383)      (6,091)      (7,553)        (169)        (375)
             Net Increase (Decrease)
               in Institutional Class
               Shares Outstanding                  2,248       2,963        5,362        2,667        1,503        1,594


                                                         SPECIAL
                                                         LIMITED                 PURPOSE
                                                         DURATION             FIXED INCOME                 MUNICIPAL
                                                         PORTFOLIO              PORTFOLIO                  PORTFOLIO
                                                        Year Ended              Year Ended                 Year Ended
                                                        September 30,           September 30,             September 30,
(In Thousands)                                       1996        1997        1996          1997         1996         1997
         Investment Class +:
           Shares Issued                              --          --           63           34           --           --
           In Lieu of Cash
             Distributions                            --          --            1            7           --           --
           Shares Redeemed                            --          --           --           (4)          --           --
             Net Increase (Decrease)
               in Investment Class
               Shares Outstanding                     --          --           64           37           --           --

+ The Special Purpose Fixed Income Portfolio began offering Investment Class shares on April 10, 1996.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                        PA                     GLOBAL                 INTERNATIONAL
                                                     MUNICIPAL             FIXED INCOME               FIXED INCOME
                                                     PORTFOLIO               PORTFOLIO                  PORTFOLIO
                                                    Year Ended               Year Ended                 Year Ended
                                                   September 30,             September 30,            September 30,
(In Thousands)                                  1996         1997        1996          1997         1996         1997
Increase (Decrease) in Net Assets
Operations:
         Net Investment Income                  $    944    $  1,328     $  2,888     $  4,355    $   8,012     $  7,708
         Realized Net Gain (Loss)                    555           8        2,936         (183)       4,561       (5,420)
         Change in Unrealized
           Appreciation (Depreciation)               208         797       (2,051)      (1,626)      (4,920)      (2,334)
           Net Increase (Decrease) in
             Net Assets Resulting from
             Operations                            1,707       2,133        3,773        2,546        7,653          (46)
Distributions:--Note A11
         Institutional Class:
           Net Investment Income                    (934)     (1,330)      (3,105)      (4,111)     (10,889)      (5,327)
           Realized Net Gain                          --          --         (186)      (1,137)      (1,028)      (3,700)
             Total Distributions                    (934)     (1,330)      (3,291)      (5,248)     (11,917)      (9,027)
Capital Share Transactions: (1)
         Institutional Class:
           Issued                                 13,003       7,972       27,692       14,273       70,949       44,423
           In Lieu of Cash
             Distributions                           838         888        3,129        4,700       11,131        8,576
           Redeemed                               (1,860)    (10,690)     (19,168)      (6,060)     (62,561)     (34,311)
             Net Increase (Decrease)
               from Capital Share
               Transactions                       11,981      (1,830)      11,653       12,913       19,519       18,688
         Total Increase (Decrease)                12,754      (1,027)      12,135       10,211       15,255        9,615
Net Assets:
         Beginning of Period                      15,734      28,488       55,147       67,282      127,882      143,137
         End of Period                           $28,488    $ 27,461     $ 67,282      $77,493     $143,137     $152,752
         Undistributed net investment
           income (loss) included in
           end of period net assets              $    22    $     20     $  2,358      $ 1,414     $  3,997     $   (372)
(1) Shares Issued and Redeemed
         Institutional Class:
           Shares Issued                           1,154         698        2,557        1,308        6,561        4,363
           In Lieu of Cash
             Distributions                            74          77          291          439        1,054          817
           Shares Redeemed                          (165)       (935)      (1,725)        (579)      (5,940)      (3,475)
             Net Increase (Decrease) in
               Institutional Class
               Shares Outstanding                  1,063        (160)       1,123        1,168        1,675        1,705



    The accompanying notes are an integral part of the financial statements.

                                                       INTERMEDIATE                                       MULTI-ASSET-
                                                         DURATION                 BALANCED                    CLASS
                                                         PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                                        Year Ended               Year Ended                Year Ended
                                                       September 30,            September 30,             September 30,
(In Thousands)                                      1996        1997         1996         1997         1996         1997
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income                           $  862    $  2,639    $  13,041    $  12,032     $  5,405     $  4,632
   Realized Net Gain (Loss)                           489         681       30,074       45,178       12,244       18,881
   Change in Unrealized Appreciation
     (Depreciation)                                  (424)        680       (2,265)      24,679        1,249       11,636
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                      927       4,000       40,850       81,889       18,898       35,149
Distributions:--Note A11
   Institutional Class:
     Net Investment Income                         (1,050)     (1,772)     (12,942)     (12,124)      (4,740)      (5,893)
     Realized Net Gain                               (697)       (349)     (11,250)     (30,896)      (1,968)     (11,866)
   Investment Class +:
     Net Investment Income                             --          --           --          (26)         (27)        (143)
     Realized Net Gain                                 --          --           --           --           --         (275)
   Adviser Class ++:
     Net Investment Income                             --          --           --         (416)          --           --
     Realized Net Gain                                 --          --           --       (1,236)          --           --
       Total Distributions                         (1,747)     (2,121)     (24,192)     (44,698)      (6,735)     (18,177)
Capital Share Transactions: (1)
   Institutional Class:
     Issued                                        21,694      73,710       40,647       43,464       76,136       75,946
     In Lieu of Cash Distributions                  1,746         930       24,119       42,958        6,226       16,451
     Redeemed                                     (29,840)    (16,417)    (115,186)     (79,189)     (61,779)     (65,247)
   Investment Class +:
     Issued                                            --          --           --        3,910        3,020        1,103
     In Lieu of Cash Distributions                     --          --           --           26           27          418
     Redeemed                                          --          --           --         (460)          --          (45)
   Adviser Class ++:
     Issued                                            --          --           --       26,300           --           --
     In Lieu of Cash Distributions                     --          --           --        1,653           --           --
     Redeemed                                          --          --           --       (2,128)          --           --
       Net Increase (Decrease) from
         Capital Share Transactions                (6,400)     58,223      (50,420)      36,534       23,630       28,626
   Total Increase (Decrease)                       (7,220)     60,102      (33,762)      73,725       35,793       45,598
Net Assets:
   Beginning of Period                             19,237      12,017      334,630      300,868       96,839      132,632
   End of Period                                  $12,017     $72,119     $300,868     $374,593     $132,632     $178,230
   Undistributed net investment
     income (loss) included in
     end of period net assets                     $   295      $1,188      $ 4,707      $ 3,747      $ 3,042      $ 1,202
(1) Shares Issued and Redeemed
     Institutional Class:
       Shares Issued                                2,133       7,235        3,040        3,110        6,609        6,059
       In Lieu of Cash Distributions                  171          91        1,858        3,271          541        1,403
       Shares Redeemed                             (2,936)     (1,612)      (8,744)      (5,724)      (5,135)      (5,319)
         Net Increase (Decrease) in
           Institutional Class Shares
           Outstanding                               (632)      5,714       (3,846)         657        2,015        2,143


                                                       INTERMEDIATE                                       MULTI-ASSET-
                                                         DURATION                 BALANCED                    CLASS
                                                         PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                                        Year Ended               Year Ended                Year Ended
                                                       September 30,            September 30,             September 30,
(In Thousands)                                        1996       1997         1996         1997          1996        1997
     Investment Class +:
       Shares Issued                                   --          --           --          287          248           90
       In Lieu of Cash Distributions                   --          --           --            2            2           36
       Shares Redeemed                                 --          --           --          (31)          --           (4)
         Net Increase (Decrease) in
           Investment Class Shares Outstanding         --          --           --          258          250          122

   Adviser Class ++:
     Shares Issued                                     --          --           --        1,812           --           --
     In Lieu of Cash Distributions                     --          --           --          126           --           --
     Shares Redeemed                                   --          --           --         (149)          --           --
       Net Increase (Decrease) in
         Adviser Class Shares Outstanding              --          --           --        1,789           --           --

+ The Multi-Asset-Class and Balanced Portfolios began offering Investment Class shares on June 10, 1996 and April 4, 1997, respectively.
++     The Balanced Portfolio began offering Adviser Class shares on November 1,
      1996.

Financial Highlights
For a Share Outstanding Throughout Each Period +

VALUE PORTFOLIO

                                                                              Institutional Class
                                                                            Year Ended September 30,
                                                   1993           1994          1995               1996          1997++
Net Asset Value, Beginning of Period            $  12.67       $  12.76     $    12.63        $    14.89      $    15.61
Income from Investment Operations
   Net Investment Income                            0.30           0.30           0.31              0.30            0.34
   Net Realized and Unrealized Gain
     (Loss) on Investments                          1.92           0.59           3.34              2.20            5.75
Total from Investment Operations                    2.22           0.89           3.65              2.50            6.09
Distributions
   Net Investment Income                           (0.31)         (0.29)         (0.31)            (0.32)          (0.30)
   Realized Net Gain                               (1.82)         (0.73)         (1.08)            (1.46)          (1.03)
Total Distributions                                (2.13)         (1.02)         (1.39)            (1.78)          (1.33)
Net Asset Value, End of Period                  $  12.76       $  12.63     $    14.89        $    15.61      $    20.37
Total Return                                       19.67%          7.45%         32.58%            18.41%          41.25%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                                $762,175       $981,337     $1,271,586        $1,844,740      $3,542,772
   Ratio of Expenses to Average
     Net Assets (1)                                 0.59%          0.61%          0.60%             0.61%           0.62%
   Ratio of Net Investment Income
     to Average Net Assets                          2.48%          2.40%          2.43%             2.07%           1.93%
   Portfolio Turnover Rate                            43%            54%            56%               53%             46%
   Average Commission Rate ###                       N/A            N/A            N/A        $   0.0572      $   0.0577

(1)      Supplemental Information on the Ratio of Expenses to Average Net Assets:
         Ratio Including Expense Offsets             N/A      N/A      0.60%    0.60%   0.61%

                                                             Investment Class                     Adviser Class
                                                       May 6,                Year             July 17,           Year
                                                      1996** to              Ended            1996** to          Ended
                                                    September 30,        September 30,      September 30,    September 30,
                                                         1996               1997++              1996            1997++
Net Asset Value,
   Beginning of Period                                 $  14.97            $ 15.60            $ 14.11          $  15.61
Income from Investment
   Operations
   Net Investment Income                                   0.12               0.31               0.01              0.30
   Net Realized and Unrealized
      Gain (Loss) on Investments                           0.59               5.75               1.49              5.74
Total from Investment Operations                           0.71               6.06               1.50              6.04
Distributions
   Net Investment Income                                  (0.08)             (0.27)                --             (0.27)
   Realized Net Gain                                         --              (1.03)                --             (1.03)
Total Distributions                                       (0.08)             (1.30)                --             (1.30)
Net Asset Value, End of Period                         $  15.60            $ 20.36            $ 15.61          $  20.35
Total Return                                               4.78%             41.01%             10.63%            40.87%
Ratios and Supplemental Data
   Net Assets, End of
      Period (Thousands)                               $  9,244            $29,847            $15,493          $201,253
   Ratio of Expenses to
      Average Net Assets (2)                               0.76%*             0.80%              0.86%*            0.90%
   Ratio of Net Investment
      Income to Average Net Assets                         2.05%*             1.75%              1.66%*            1.63%
   Portfolio Turnover Rate                                   53%                46%                53%               46%
   Average Commission Rate ###                          $0.0572            $0.0577            $0.0572          $ 0.0577

                                                              Investment Class                      Adviser Class
                                                         May 6,               Year              July 17,          Year
                                                       1996** to              Ended            1996** to          Ended
                                                      September 30,       September 30,      September 30,    September 30,
                                                           1996               1997++              1996            1997++
(2) Supplemental Information
      on the Ratio of Expenses to
      Average Net Assets:
      Reduction in Ratio due to
      Expense Reimbursement/Waiver                          N/A               0.09%               N/A               N/A
      Ratio Including Expense Offsets                      0.75%*             0.79%              0.85%*            0.89%

*        Annualized
**       Initial offering of Investment Class shares
***      Initial offering of Adviser Class shares
+        Reflects a 2.5 for 1 share split effective August 13, 1993.
++       Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.
###      For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.



EQUITY PORTFOLIO                                                        Institutional Class
                                                                       Year Ended September 30,
                                                 1993            1994           1995              1996           1997
Net Asset Value, Beginning
   of Period                                   $   22.04      $   22.82     $    21.05        $    24.43      $    25.67
Income from Investment Operations
   Net Investment Income                            0.41           0.44           0.52              0.50            0.36
   Net Realized and Unrealized
     Gain (Loss) on Investments                     1.95           0.41           4.55              3.26            8.22
Total from Investment Operations                    2.36           0.85           5.07              3.76            8.58
Distributions
   Net Investment Income                           (0.43)         (0.41)         (0.52)            (0.50)          (0.40)
   Realized Net Gain                               (1.15)         (2.21)         (1.17)            (2.02)          (4.40)
Total Distributions                                (1.58)         (2.62)         (1.69)            (2.52)          (4.80)
Net Asset Value, End of Period                $    22.82     $    21.05     $    24.43        $    25.67      $    29.45
Total Return                                      11.05%          4.11%         26.15%            16.48%          38.46%
Ratios and Supplemental Data
   Net Assets, End of
     Period (Thousands)                       $1,098,003     $1,193,017     $1,597,632        $1,442,261      $1,312,547
   Ratio of Expenses to
     Average Net Assets (1)                        0.59%          0.60%          0.61%             0.60%           0.60%
   Ratio of Net Investment
     Income to Average Net Assets                  1.86%          2.10%          2.39%             1.95%           1.30%
   Portfolio Turnover Rate                           51%            41%            67%               67%             85%
   Average Commission Rate ###                       N/A            N/A            N/A        $   0.0557      $   0.0294
(1) Supplemental Information
     on the Ratio of Expenses to
     Average Net Assets:
Ratio Including Expense Offsets                      N/A            N/A          0.60%             0.60%           0.59%

                                                                                               Investment Class
                                                                                        April 10,              Year
                                                                                        1996** to              Ended
                                                                                      September 30,        September 30,
                                                                                           1996                 1997
Net Asset Value, Beginning of Period                                                     $  24.31             $  25.66
Income from Investment Operations
   Net Investment Income                                                                     0.22                 0.34
   Net Realized and Unrealized Gain
      (Loss) on Investments                                                                  1.24                 8.17
Total from Investment Operations                                                             1.46                 8.51
Distributions
   Net Investment Income                                                                    (0.11)               (0.35)
   Realized Net Gain                                                                           --                (4.40)
Total Distributions                                                                         (0.11)               (4.75)
Net Asset Value, End of Period                                                           $  25.66             $  29.42
Total Return                                                                                6.02%               38.12%
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                                     $113             $  2,354
   Ratio of Expenses to Average Net Assets (2)                                              0.75%*               0.80%
   Ratio of Net Investment Income to Average Net Assets                                     1.83%*               1.12%
   Portfolio Turnover Rate                                                                    67%                  85%
   Average Commission Rate ###                                                           $ 0.0557             $ 0.0294
(2) Supplemental Information on the
      Ratio of Expenses to Average Net Assets:
      Reduction in Ratio due to Expense
      Reimbursement/Waiver                                                                    N/A                1.28%
      Ratio Including Expense Offsets                                                       0.75%*               0.80%

*        Annualized
**       Initial offering of Investment Class shares
+        Reflects a 2.5 for 1 share split effective August 13, 1993.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

SMALL CAP VALUE PORTFOLIO                                              Institutional Class
                                                                     Year Ended September 30,
                                                  1993           1994          1995               1996           1997
Net Asset Value, Beginning
   of Period                                     $ 12.84        $ 17.55       $  17.67          $  18.28        $  19.64
Income from Investment Operations
   Net Investment Income                            0.18           0.16           0.19              0.18            0.15
   Net Realized and Unrealized
     Gain (Loss) on Investments                     4.64           1.14           2.49              3.62            8.39
Total from Investment Operations                    4.82           1.30           2.68              3.80            8.54
Distributions
   Net Investment Income                           (0.11)         (0.24)         (0.14)            (0.20)          (0.11)
   Realized Net Gain                                  --          (0.94)         (1.93)            (2.24)          (3.10)
Total Distributions                                (0.11)         (1.18)         (2.07)            (2.44)          (3.21)
Net Asset Value, End of Period                  $  17.55       $  17.67       $  18.28         $   19.64       $   24.97
Total Return                                      37.72%          8.04%         18.39%            24.00%          49.81%
Ratios and Supplemental Data
   Net Assets, End of
     Period (Thousands)                         $175,029       $308,156       $430,368         $ 585,457       $ 897,396
   Ratio of Expenses to
     Average Net Assets (1)                        0.88%          0.88%          0.87%             0.86%           0.86%
   Ratio of Net Investment
     Income to Average Net Assets                  1.33%          0.91%          1.20%             0.99%           0.70%
   Portfolio Turnover Rate                           93%           162%           119%              145%            107%
   Average Commission Rate ###                       N/A            N/A            N/A         $  0.0498       $  0.0480
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Ratio Including Expense Offsets                 N/A            N/A          0.87%             0.86%           0.86%

+    Reflects a 2.5 for 1 share split effective August 13, 1993.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to
     disclose the average commission rate per share it paid for security transactions on which commissions were charged.


INTERNATIONAL EQUITY PORTFOLIO                                        Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++
Net Asset Value, Beginning
   of Period                                  $ 11.03     $    13.18    $    14.52           $  12.51      $  13.24
Income from Investment Operations
   Net Investment Income                         0.21           0.12          0.19               0.31          0.25
   Net Realized and Unrealized
     Gain (Loss) on Investments                  2.14           1.63         (0.75)              0.77          2.71
Total from Investment Operations                 2.35           1.75         (0.56)              1.08          2.96
Distributions
   Net Investment Income                        (0.20)         (0.16)           --              (0.29)        (0.26)
   Realized Net Gain                               --          (0.25)        (1.35)             (0.06)        (0.27)
   In Excess of Realized Net Gain                  --             --         (0.10)                --            --
Total Distributions                             (0.20)         (0.41)        (1.45)             (0.35)        (0.53)
Net Asset Value, End
   of Period                                 $  13.18     $    14.52    $    12.51           $  13.24      $  15.67


                                                                           213


INTERNATIONAL EQUITY PORTFOLIO                                        Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996         1997++

Total Return                                   21.64%         13.33%        (3.36%)             8.87%        23.16%
Ratios and Supplemental Data

   Net Assets, End of Period
     (Thousands)                             $891,675     $1,132,867    $1,160,986           $635,706      $649,755
   Ratio of Expenses to
     Average Net Assets (1)                     0.66%          0.64%         0.70%              0.69%         0.66%
   Ratio of Net Investment
     Income to Average Net Assets               1.23%          0.89%         1.90%              1.88%         1.81%
   Portfolio Turnover Rate                        43%            69%          112%                78%           62%
   Average Commission Rate ###                    N/A            N/A           N/A            $0.0093       $0.0035
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Ratio Including Expense OffsetsN/A           N/A          0.66%         0.65%              0.63%

                                                                                               Investment Class
                                                                                        April 10,              Year
                                                                                        1996** to              Ended
                                                                                      September 30,        September 30,
                                                                                          1996                1997++
Net Asset Value, Beginning
   of Period                                                                             $  13.02             $  13.23
Income from Investment Operations
   Net Investment Income                                                                     0.09                 0.23
   Net Realized and Unrealized Gain (Loss)
      on Investments                                                                         0.12                 2.69
Total from Investment Operations                                                             0.21                 2.92
Distributions
   Net Investment Income                                                                       --                (0.25)
   Realized Net Gain                                                                           --                (0.27)
Total Distributions                                                                            --                (0.52)
Net Asset Value, End of Period                                                            $ 13.23              $ 15.63
Total Return                                                                                1.61%               22.85%
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                                  $   235              $   631
   Ratio of Expenses to Average Net Assets (2)                                              0.81%*               0.89%
   Ratio of Net Investment Income to Average Net Assets                                     1.81%*               1.60%
   Portfolio Turnover Rate                                                                    78%                  62%
   Average Commission Rate ###                                                            $0.0093              $0.0035
(2)   Supplemental Information on the Ratio of Expenses to Average Net Assets:
Reduction in Ratio due to Expense Reimbursement/Waiver                                        N/A                6.83%
Ratio Including Expense Offsets                                                             0.77%*               0.86%

*        Annualized
**       Initial offering of Investment Class shares
+        Reflects a 2.5 for 1 share split effective August 13, 1993.
++       Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.
###      For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.



MID CAP GROWTH PORTFOLIO                                              Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997
Net Asset Value, Beginning
   of Period                                 $  14.51       $  18.56      $  16.29           $  18.60      $  20.53
Income from Investment Operations
Net Investment Income (Loss)                     0.01           0.02          0.03               0.01         (0.01)
Net Realized and Unrealized
   Gain (Loss) on Investments                    4.80          (0.58)         4.21               4.70          4.75
Total from Investment Operations                 4.81          (0.56)         4.24               4.71          4.74
Distributions
   Net Investment Income                           --          (0.01)        (0.03)             (0.03)           --
   Realized Net Gain                            (0.76)         (1.70)        (1.90)             (2.75)        (3.43)
Total Distributions                             (0.76)         (1.71)        (1.93)             (2.78)        (3.43)
Net Asset Value, End of Period               $  18.56       $  16.29      $  18.60           $  20.53      $  21.84
Total Return                                   33.92%         (3.28%)       30.56%             28.81%        28.05%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                             $309,459       $302,995      $373,547           $403,281      $446,963
   Ratio of Expenses to Average
     Net Assets (1)                             0.59%          0.60%         0.61%              0.60%         0.63%
   Ratio of Net Investment Income
     to Average Net Assets                      0.07%          0.12%         0.21%              0.04%        (0.07%)
   Portfolio Turnover Rate                        69%            55%          129%               141%          134%
   Average Commission Rate ###                    N/A            N/A           N/A           $ 0.0491      $ 0.0514
(1)  Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Ratio Including Expense Offsets              N/A            N/A         0.60%              0.60%         0.61%

                                                                                   Adviser Class
                                                                                    January 31,
                                                                                     1997** to
                                                                                   September 30
                                                                                       1997
Net Asset Value, Beginning of Period                                                    $ 17.04
Income from Investment Operations
   Net Investment Income (Loss)                                                           (0.02)
   Net Realized and Unrealized Gain (Loss) on Investments                                  4.79
Total from Investment Operations                                                           4.77
Net Asset Value, End of Period                                                          $ 21.81
Total Return                                                                             27.99%
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                                $ 1,200
   Ratio of Expenses to Average Net Assets (2)                                            0.88%*
   Ratio of Net Investment Income to Average Net Assets                                 (0.41%)*
   Portfolio Turnover Rate                                                                 134%
   Average Commission Rate ###                                                          $0.0514
(2)   Supplemental Information on the Ratio of Expenses to Average Net Assets:
      Ratio Including Expense Offsets                                                     0.86%*


*        Annualized
**       Initial offering of Adviser Class shares
+        Reflects a 2.5 for 1 share split effective August 13, 1993.
###      For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.


MID CAP VALUE PORTFOLIO                                                           Institutional Class
                                                                December 30,
                                                                  1994** to
                                                                September 30,                Year Ended September 30,
                                                                   1995                    1996                  1997++
Net Asset Value, Beginning of Period                                $10.00               $  13.45              $  14.49
Income from Investment Operations
   Net Investment Income                                              0.55^                  0.11                  0.05
   Net Realized and Unrealized Gain (Loss)
      on Investments                                                  2.90                   2.52                  8.37
Total from Investment Operations                                      3.45                   2.63                  8.42
Distributions
   Net Investment Income                                                --                  (0.55)                (0.10)
   Realized Net Gain                                                    --                  (1.04)                (1.01)
Total Distributions                                                     --                  (1.59)                (1.11)
Net Asset Value, End of Period                                     $ 13.45               $  14.49              $  21.80
Total Return                                                        34.50%                 22.30%                61.40%
Ratios and Supplemental Data
   Net Assets, End of Period
      (Thousands)                                                  $ 4,507               $ 50,449              $220,260
   Ratio of Expenses to Average
      Net Assets (1)                                                 0.93%*                 0.88%                 0.90%
   Ratio of Net Investment Income
      to Average Net Assets                                         10.13%*^                1.61%                 0.28%
   Portfolio Turnover Rate                                            639%^                  377%                  184%
   Average Commission Rate ###                                         N/A                $0.0462              $ 0.0467
(1) Supplemental Information on
      the Ratio of Expenses to
      Average Net Assets:
      Reduction in Ratio due to
      Expense Reimbursement/Waiver                                  2.13%*                  0.18%                 0.02%
      Ratio Including Expense Offsets                               0.88%*                  0.88%                 0.88%

**       Commencement of Operations

^ Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.

                                                                 Investment Class
                                                             May 10                Year
                                                            1996** to              Ended
                                                           September 30,        September 30,
                                                               1996                1997++
Net Asset Value, Beginning of Period                           $13.77               $14.48
Income from Investment Operations
   Net Investment Income                                         0.04                 0.01
   Net Realized and Unrealized Gain (Loss)
      on Investments                                             0.67                 8.36
Total from Investment Operations                                 0.71                 8.37
Distributions
   Net Investment Income                                           --                (0.09)
   Realized Net Gain                                               --                (1.01)
Total Distributions                                                --                (1.10)
Net Asset Value, End of Period                                $ 14.48              $ 21.75
Total Return                                                    5.16%               61.05%


                                                                                             Investment Class
                                                                                        May 10                Year
                                                                                       1996** to              Ended
                                                                                     September 30,        September 30,
                                                                                         1996                1997++
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                               $   127              $ 1,238
   Ratio of Expenses to Average Net Assets (2)                                           1.03%*               1.09%
   Ratio of Net Investment Income to Average
      Net Assets                                                                         0.86%*               0.04%
   Portfolio Turnover Rate                                                                377%                 184%
   Average Commission Rate ###                                                         $0.0462              $0.0467
(2)   Supplemental Information on the
      Ratio of Expenses to Average Net Assets:
      Reduction in Ratio due to Expense
      Reimbursement/Waiver                                                               0.14%*               4.60%
      Ratio Including Expense Offsets                                                    1.03%*               1.07%

***      Initial offering of Investment Class shares
*        Annualized
###      For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.
++       Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

                                                                                   Institutional Class
                                                                  February 28,
                                                                   1995** to
                                                                 September 30,               Year Ended September 30,
                                                                     1995                  1996                 1997++
Net Asset Value, Beginning
   of Period                                                       $ 10.00                $ 11.63               $ 11.52
Income from Investment Operations
   Net Investment Income                                              0.10                   0.19                  0.16
   Net Realized and Unrealized Gain
      (Loss) on Investments1.53                                       0.45                   1.73
Total from Investment Operations                                      1.63                   0.64                  1.89
Distributions
   Net Investment Income                                                --                  (0.17)                (0.20)
   Realized Net Gain                                                    --                  (0.58)                (0.80)
Total Distributions                                                     --                  (0.75)                (1.00)
Net Asset Value, End of Period                                     $ 11.63                $ 11.52               $ 12.41
Total Return                                                        16.30%                  6.21%                18.08%
Ratios and Supplemental Data
   Net Assets, End of Period
      (Thousands)                                                  $42,459                $32,984               $22,808
   Ratio of Expenses to Average
      Net Assets (1)                                                 1.18%*                 1.18%                 1.18%
   Ratio of Net Investment Income
      to Average Net Assets                                          2.04%*                 1.62%                 1.30%
   Portfolio Turnover Rate                                             63%                   108%                   64%
   Average Commission Rate ###                                         N/A                $0.0014               $0.0019
(1) Supplemental Information on
      the Ratio of Expenses to Average
      Net Assets:
      Reduction in Ratio due to
      Expense Reimbursement/Waiver                                   0.29%*                 0.11%                 0.10%
      Ratio Including Expense Offsets                                1.18%*                 1.18%                   N/A

*        Annualized
**       Commencement of Operations.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.


FIXED INCOME PORTFOLIO                                                Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++
Net Asset Value, Beginning
   of Period                                  $ 12.67     $    12.86    $    10.93        $     11.82    $    11.83
Income from Investment Operations
     Net Investment Income                       0.88           0.77          0.80               0.78          0.80
     Net Realized and Unrealized
        Gain (Loss) on Investments               0.75          (1.28)         0.69               0.08          0.50
Total from Investment Operations                 1.63          (0.51)         1.49               0.86          1.30
Distributions
   Net Investment Income                        (0.83)         (0.82)        (0.60)             (0.79)        (0.78)
   Realized Net Gain                            (0.61)         (0.47)           --              (0.06)        (0.13)
   In Excess of Realized Net Gain                  --          (0.13)           --                 --            --
Total Distributions                             (1.44)         (1.42)        (0.60)             (0.85)        (0.91)
Net Asset Value, End of Period               $  12.86     $    10.93    $    11.82        $     11.83    $    12.22
Total Return                                   14.26%         (4.43%)       14.19%              7.63%        11.47%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                             $909,738     $1,194,957    $1,487,409         $1,790,146    $3,219,987


FIXED INCOME PORTFOLIO                                                Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++

   Ratio of Expenses to Average
     Net Assets (1)                             0.47%          0.49%         0.49%              0.48%         0.49%
   Ratio of Net Investment
     Income to Average Net Assets               7.06%          6.79%         7.28%              6.77%         6.73%
   Portfolio Turnover Rate                       144%           100%          140%               162%          179%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Ratio Including Expense
     Offsets                                      N/A            N/A         0.48%              0.48%         0.48%


                                                                            Investment Class               Adviser Class
                                                                               October 15,                  November 1,
                                                                                1996** to                   1996*** to
                                                                              September 30,                September 30,
                                                                                 1997++                       1997++
Net Asset Value, Beginning of Period                                             $11.80                     $  12.04
Income from Investment Operations
   Net Investment Income                                                           0.75                         0.70
   Net Realized and Unrealized Gain (Loss)
      on Investments                                                               0.40                         0.20
Total from Investment Operations                                                   1.15                         0.90
Distributions
   Net Investment Income                                                          (0.60)                       (0.59)
   Realized Net Gain                                                              (0.13)                       (0.13)
Total Distributions                                                               (0.73)                       (0.72)
Net Asset Value, End of Period                                                   $12.22                       $12.22
Total Return                                                                     10.07%                        7.79%
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                         $9,527                      $76,683
   Ratio of Expenses to Average Net Assets (2)                                    0.66%*                       0.77%*
   Ratio of Net Investment Income to
      Average Net Assets                                                          6.57%*                       6.50%*
   Portfolio Turnover Rate179%                                                     179%
(2) Supplemental Information on the
      Ratio of Expenses to Average Net Assets:
      Reduction in Ratio due to Expense
      Reimbursement/Waiver                                                        0.12%*                       0.01%*
      Ratio Including Expense Offsets                                             0.65%*                       0.76%*

*        Annualized
**       Initial offering of Investment Class shares
***      Initial offering of Adviser Class shares
+        Reflects a 2.5 for 1 share split effective August 13, 1993.
++ Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.


DOMESTIC FIXED INCOME PORTFOLIO                                       Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996           1997
Net Asset Value, Beginning
   of Period                                 $  11.80       $  11.99       $  9.87           $  11.03      $  10.89
Income from Investment Operations
   Net Investment Income                         0.84           0.94          0.52               0.56          0.74
   Net Realized and Unrealized
     Gain (Loss) on Investments                  0.66          (1.23)         0.87              (0.09)         0.33
Total from Investment Operations                 1.50          (0.29)         1.39               0.47          1.07
Distributions
   Net Investment Income                        (0.78)         (0.95)        (0.23)             (0.57)        (0.67)
   Realized Net Gain                            (0.53)         (0.73)           --                 --         (0.02)
   In Excess of Realized Net Gain                  --          (0.15)           --              (0.04)           --
Total Distributions                             (1.31)         (1.83)        (0.23)             (0.61)        (0.69)
Net Asset Value, End of Period               $  11.99       $   9.87       $ 11.03           $  10.89      $  11.27
Total Return                                   14.08%         (2.87%)       14.33%              4.41%        10.20%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                             $ 90,350       $ 36,521       $36,147           $ 95,362      $ 96,954
   Ratio of Expenses to
     Average Net Assets (1)                     0.50%          0.50%         0.51%              0.52%         0.51%
   Ratio of Net Investment
     Income to Average Net
     Assets                                     7.15%          7.65%         6.80%              5.73%         6.48%
   Portfolio Turnover Rate                        96%            78%          313%               168%          217%
(1)  Supplemental Information on
     the Ratio of Expenses to
     Average Net Assets:
     Reduction in Ratio due to
     Expense Reimbursement/Waiver                 N/A          0.03%         0.09%              0.01%         0.01%
     Ratio Including Expense Offsets              N/A            N/A         0.50%              0.50%         0.50%

+        Reflects a 2.5 for 1 share split effective August 13, 1993.


HIGH YIELD PORTFOLIO                                                  Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++
Net Asset Value, Beginning
   of Period                                 $   8.58       $   9.49      $   8.97           $   9.08      $   9.32
Income from Investment Operations
   Net Investment Income                         0.73           0.75          0.90               0.88          0.86
   Net Realized and Unrealized
     Gain (Loss) on Investments                  0.90          (0.42)         0.19               0.28          0.87
Total from Investment Operations                 1.63           0.33          1.09               1.16          1.73
Distributions
   Net Investment Income                        (0.72)         (0.69)        (0.85)             (0.92)        (0.87)
   Realized Net Gain                               --          (0.16)        (0.08)                --         (0.03)
   In Excess of Realized Net Gain                  --             --         (0.05)                --            --
Total Distributions                             (0.72)         (0.85)        (0.98)             (0.92)        (0.90)
Net Asset Value, End of Period               $   9.49       $   8.97      $   9.08           $   9.32      $  10.15
Total Return                                   20.12%          3.57%        13.58%             13.83%        19.90%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                             $ 50,396      $ 182,969      $220,785           $289,810      $523,899
   Ratio of Expenses to Average
     Net Assets (1)                             0.53%          0.50%         0.50%              0.49%         0.51%



HIGH YIELD PORTFOLIO                                                  Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++
Ratio of Net Investment
   Income to Average Net Assets                 8.94%          9.01%        10.68%             10.04%         9.05%
   Portfolio Turnover Rate                        99%           112%           96%               115%           96%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Reduction in Ratio due to
     Expense Reimbursement/Waiver               0.09%            N/A           N/A                N/A           N/A
     Ratio Including Expense Offsets              N/A            N/A         0.49%              0.48%         0.50%


                                                                          Investment Class                Adviser Class
                                                                    May 21,                Year             January 31,
                                                                   1996** to               Ended            1997*** to
                                                                 September 30,         September 30,       September 30,
                                                                     1996                 1997++              1997++
Net Asset Value, Beginning of Period                                 $ 9.06              $  9.31              $ 9.39
Income from Investment Operations
   Net Investment Income                                               0.31                 0.84                0.56
   Net Realized and Unrealized Gain
      (Loss) on Investments                                            0.16                 0.88                0.59
Total from Investment Operations                                       0.47                 1.72                1.15
Distributions
   Net Investment Income                                              (0.22)               (0.84)              (0.39)
   Realized Net Gain                                                     --                (0.03)                 --
Total Distributions                                                   (0.22)               (0.87)              (0.39)
Net Asset Value, End of Period                                       $ 9.31              $ 10.16              $10.15
Total Return                                                          5.34%               19.77%              12.63%
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                             $5,139              $10,916              $4,327
   Ratio of Expenses to Average
      Net Assets (2)                                                  0.62%*               0.70%               0.78%*
   Ratio of Net Investment Income
      to Average Net Assets                                          11.06%*               8.84%               8.68%*
   Portfolio Turnover Rate                                             115%                  96%                 96%
(2) Supplemental Information
      on the Ratio of Expenses
      to Average Net Assets:
      Reduction in Ratio due to Expense
      Reimbursement/Waiver                                              N/A                0.22%                 N/A
      Ratio Including Expense Offsets                                 0.61%*               0.69%               0.76%*

*        Annualized
**       Initial offering of Investment Class shares.
***      Initial offering of Adviser Class shares.
+        Reflects a 2.5 for 1 share split effective August 13, 1993.
++ Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

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

CASH RESERVES PORTFOLIO                                               Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++
Net Asset Value, Beginning
   of Period                                  $ 1.000         $1.000        $1.000            $ 1.000       $ 1.000
Income from Investment Operations
   Net Investment Income                        0.028          0.034         0.055              0.052         0.052
   Net Realized and Unrealized
     Gain (Loss) on Investments                    --             --            --                 --            --
Total from Investment Operations                0.028          0.034         0.055              0.052         0.052
Distributions
   Net Investment Income                       (0.028)        (0.034)       (0.055)            (0.052)       (0.052)
Net Asset Value, End of Period                $ 1.000        $ 1.000       $ 1.000            $ 1.000       $ 1.000
Total Return                                    2.81%          3.40%         5.57%              5.35%         5.32%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                              $10,717        $37,933       $44,624            $78,497       $98,464
   Ratio of Expenses to Average
     Net Assets (1)                             0.32%          0.32%         0.33%              0.33%         0.33%
   Ratio of Net Investment Income
     to Average Net Assets                      2.78%          3.70%         5.45%              5.19%         5.20%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Reduction of Ratio due to
     Expense Reimbursement/Waiver               0.24%          0.14%         0.11%              0.09%         0.07%
     Ratio Including Expense Offsets              N/A            N/A         0.32%              0.32%         0.32%

FIXED INCOME PORTFOLIO II                                             Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++

Net Asset Value, Beginning
   of Period                                   $11.67       $  11.97      $  10.42           $  11.33      $  11.23
Income from Investment Operations
   Net Investment Income                         0.69           0.63          0.71               0.70          0.74
   Net Realized and Unrealized
     Gain (Loss) on Investments                  0.77          (1.16)         0.71              (0.03)         0.39
Total from Investment Operations                 1.46          (0.53)         1.42               0.67          1.13
Distributions
   Net Investment Income                        (0.61)         (0.67)        (0.51)             (0.66)        (0.79)
   Realized Net Gain                            (0.55)         (0.21)           --              (0.08)        (0.11)
   In Excess of Realized Net Gain                  --          (0.14)           --              (0.03)           --
Total Distributions                             (1.16)         (1.02)        (0.51)             (0.77)        (0.90)
Net Asset Value, End of Period                $ 11.97       $  10.42      $  11.33           $  11.23      $  11.46
Total Return                                    13.53%        (4.76%)            14.13%         6.12%        10.58%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                              $94,836       $129,902      $176,945           $191,740      $226,662
   Ratio of Expenses to Average
     Net Assets (1)                             0.51%          0.51%         0.51%              0.50%         0.50%
   Ratio of Net Investment Income
     to Average Net Assets                      6.17%          6.07%         6.75%              6.06%         6.54%
   Portfolio Turnover Rate                       101%           137%          153%               165%          182%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Ratio Including Expense Offsets              N/A            N/A         0.49%              0.49%         0.49%

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

MORTGAGE-BACKED SECURITIES PORTFOLIO                                     Institutional Class
                                                                      Year Ended September 30,
                                                1993           1994          1995               1996          1997++
Net Asset Value, Beginning
   of Period                                   $10.44         $10.95        $ 9.95            $ 10.49        $10.42
Income from Investment Operations
   Net Investment Income                         0.63           0.52          0.72               0.68          0.91
   Net Realized and Unrealized
     Gain (Loss) on Investments                  0.48          (0.83)         0.47              (0.07)         0.16
Total from Investment Operations                 1.11          (0.31)         1.19               0.61          1.07
Distributions
   Net Investment Income                        (0.60)         (0.45)        (0.65)             (0.68)        (0.73)
   Realized Net Gain                               --          (0.21)           --                 --            --
   In Excess of Realized Net Gain                  --          (0.03)           --                 --            --
Total Distributions                             (0.60)         (0.69)        (0.65)             (0.68)        (0.73)
Net Asset Value, End of Period                $ 10.95       $   9.95       $ 10.49            $ 10.42       $ 10.76
Total Return                                   11.03%         (2.95%)       12.52%              6.10%        10.70%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                              $50,249       $119,518       $49,766            $50,925       $38,085
   Ratio of Expenses to
     Average Net Assets (1)                     0.50%          0.50%         0.50%              0.50%         0.50%
   Ratio of Net Investment
     Income to Average Net Assets               6.92%          5.30%         6.35%              6.46%         7.79%
   Portfolio Turnover Rate                        93%           220%          107%               116%          164%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Reduction in Ratio due
        to Expense
        Reimbursement/Waiver                    0.06%          0.01%         0.01%              0.04%         0.04%
     Ratio Including Expense
        Offsets                                   N/A            N/A         0.50%              0.50%         0.50%

LIMITED DURATION PORTFOLIO                                            Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++

Net Asset Value, Beginning
   of Period                                  $ 10.58        $ 10.72       $ 10.19           $  10.41        $10.38
Income from Investment Operations
   Net Investment Income                         0.32           0.56          0.56               0.58          0.62
   Net Realized and Unrealized
     Gain (Loss) on Investments                  0.22          (0.52)         0.22              (0.03)         0.08
Total from Investment Operations                 0.54           0.04          0.78               0.55          0.70
Distributions
   Net Investment Income                        (0.32)         (0.51)        (0.55)             (0.58)        (0.59)
   Realized Net Gain                            (0.08)         (0.04)           --                 --            --
   In Excess of Realized Net Gain                  --          (0.02)        (0.01)                --            --
Total Distributions                             (0.40)         (0.57)        (0.56)             (0.58)        (0.59)
Net Asset Value, End of Period               $  10.72        $ 10.19      $  10.41           $  10.38      $  10.49
Total Return                                    5.33%          0.40%         7.95%              5.47%         6.98%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                             $128,991        $62,775      $100,186           $123,227      $155,570
   Ratio of Expenses to Average
     Net Assets (1)                             0.42%          0.41%         0.43%              0.43%         0.43%
   Ratio of Net Investment Income
     to Average Net Assets                      3.92%          4.16%         5.96%              5.65%         6.15%
   Portfolio Turnover Rate                       217%           192%          119%               174%          130%


LIMITED DURATION PORTFOLIO                                            Institutional Class
                                                                   Year Ended September 30,
                                                1993           1994          1995               1996          1997++
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Reduction in Ratio due
     to Expense Reimbursement/Waiver            0.03%            N/A         0.02%               N/A          0.00%#
     Ratio Including Expense Offsets             N/A             N/A         0.42%              0.42%         0.42%

SPECIAL PURPOSE FIXED INCOME PORTFOLIO                                Institutional Class
                                                                     Year Ended September 30,
                                                1993              1994         1995             1996          1997++

Net Asset Value, Beginning
   of Period                                    $12.72           $13.40        $11.52         $ 12.53       $ 12.26
Income from Investment Operations
   Net Investment Income                          0.88             0.80          0.91            0.83          0.85
   Net Realized and Unrealized
     Gain (Loss) on Investments                   0.92            (1.28)         0.75            0.08          0.52
Total from Investment Operations                  1.80            (0.48)         1.66            0.91          1.37
Distributions
   Net Investment Income                         (0.82)           (0.78)        (0.65)          (0.88)        (0.87)
   Realized Net Gain                             (0.30)           (0.53)           --           (0.30)        (0.18)
   In Excess of Realized Net Gain                   --            (0.09)           --              --            --
Total Distributions                              (1.12)           (1.40)        (0.65)          (1.18)        (1.05)
Net Asset Value, End of Period                $  13.40         $  11.52      $  12.53        $  12.26      $  12.58
Total Return                                    15.19%           (4.00%)       14.97%           7.74%        11.78%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                              $300,185         $384,731      $390,258        $447,646      $492,784
   Ratio of Expenses to
     Average Net Assets (1)                      0.48%            0.50%         0.49%           0.49%         0.49%
   Ratio of Net Investment
     Income to Average Net Assets                6.84%            6.66%         7.33%           6.75%         6.88%
   Portfolio Turnover Rate                        124%             100%          143%            151%          198%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Ratio Including Expense
        Offsets                                    N/A              N/A         0.48%           0.49%         0.48%

                                                                                               Investment Class
                                                                                         April 10,             Year
                                                                                          1996**               Ended
                                                                                       September 30,       September 30,
                                                                                           1996               1997++


Net Asset Value, Beginning of Period                                                     $ 11.89             $ 12.24
Income from Investment Operations
   Net Investment Income                                                                    0.27                0.82
   Net Realized and Unrealized Gain
     (Loss) on Investments                                                                  0.23                0.53
Total from Investment Operations                                                            0.50                1.35
Distributions
   Net Investment Income                                                                   (0.15)              (0.85)
   Realized Net Gain                                                                          --               (0.18)
Total Distributions                                                                        (0.15)              (1.03)
Net Asset Value, End of Period                                                           $ 12.24             $ 12.56
Total Return                                                                               4.25%              11.62%


                                                                            224

                                                                                               Investment Class
                                                                                         April 10,             Year
                                                                                          1996**               Ended
                                                                                       September 30,       September 30,
                                                                                           1996               1997++
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                                     $   782             $ 1,261
   Ratio of Expenses to Average Net Assets (2)                                                0.63%*               0.67%
   Ratio of Net Investment Income to
     Average Net Assets                                                                       6.32%*               6.72%
   Portfolio Turnover Rate                                                                      151%                198%
(2) Supplemental Information on
     the Ratio of Expenses to Average
     Net Assets:
     Reduction in Ratio due to Expense Reimbursement/Waiver                                      N/A               2.43%
     Ratio Including Expense Offsets                                                           0.63%*              0.66%

*        Annualized
**       Initial Offering of Investment Class Shares.
+        Reflects a 2.5 for 1 share split effective August 13, 1993.
++       Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

MUNICIPAL PORTFOLIO
                                             October 1,
                                              1992** to                      Institutional Class
                                          September 30,                     Year Ended September 30,
                                                1993              1994         1995             1996          1997++

Net Asset Value, Beginning
   of Period                                   $ 10.00          $ 11.15       $ 10.04         $ 10.75        $11.23
Income from Investment Operations
   Net Investment Income                          0.37             0.51          0.59            0.51          0.53
   Net Realized and Unrealized Gain
     (Loss) on Investments                        1.04            (1.01)         0.71            0.49          0.40
Total from Investment Operations                  1.41            (0.50)         1.30            1.00          0.93
Distributions
   Net Investment Income                         (0.26)           (0.54)        (0.59)          (0.52)        (0.52)
   In Excess of Net Investment Income               --            (0.07)           --              --            --
Total Distributions                              (0.26)           (0.61)        (0.59)          (0.52)        (0.52)
Net Asset Value, End of Period                 $ 11.15          $ 10.04       $ 10.75         $ 11.23       $ 11.64
Total Return                                    14.20%           (4.64%)       13.37%           9.46%         8.47%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                               $26,914          $38,549       $36,040         $54,536       $75,120
   Ratio of Expenses to Average
     Net Assets (1)                              0.50%*           0.50%         0.50%           0.51%         0.51%
   Ratio of Net Investment
     Income to Average Net Assets                4.65%*           4.98%         5.64%           4.66%         4.70%
   Portfolio Turnover Rate                         66%              34%           58%             78%           54%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Reduction in Ratio due
     to Expense
     Reimbursement/Waiver                        0.20%*           0.06%         0.09%           0.09%         0.05%
     Ratio including Expense
     Offsets                                       N/A              N/A         0.50%           0.50%         0.50%

*        Annualized.
**       Commencement of Operations.
+        Reflects a 2.5 for 1 share split effective August 13, 1993.


                                                                            225


PA MUNICIPAL PORTFOLIO
                                             October 1,
                                              1992** to                       Institutional Class
                                          September 30,                     Year Ended September 30,
                                                1993              1994         1995             1996           1997

Net Asset Value, Beginning of Period           $ 10.00          $ 11.26       $ 10.13         $ 10.91       $ 11.37
Income from Investment Operations
   Net Investment Income                          0.39             0.56          0.58            0.51          0.55
   Net Realized and Unrealized
     Gain (Loss) on Investments                   1.17            (1.00)         0.77            0.46          0.34
Total from Investment Operations                  1.56            (0.44)         1.35            0.97          0.89
Distributions
   Net Investment Income                         (0.30)           (0.64)        (0.57)          (0.51)        (0.55)
   In Excess of Realized Net Gain                   --            (0.05)           --              --            --
Total Distributions                              (0.30)           (0.69)        (0.57)          (0.51)        (0.55)
Net Asset Value, End of Period                 $ 11.26          $ 10.13       $ 10.91         $ 11.37       $ 11.71
Total Return                                    15.81%           (4.08%)       13.74%           9.03%         8.01%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                               $15,633          $23,515       $15,734         $28,488       $27,461
   Ratio of Expenses to Average
     Net Assets (1)                              0.50%*           0.50%         0.50%           0.51%         0.51%
   Ratio of Net Investment Income
     to Average Net Assets                       4.74%*           5.39%         5.56%           4.58%         4.74%
   Portfolio Turnover Rate                         94%              69%           57%             51%           64%
(1) Supplemental Information on the
     Ratio of Expenses to Average
     Net Assets:
     Reduction in Ratio due to Expense
     Reimbursement/Waiver                        0.25%*           0.09%         0.19%           0.15%         0.09%
     Ratio Including Expense Offsets               N/A              N/A           N/A           0.50%         0.50%

*  Annualized
**       Commencement of Operations.
+  Reflects a 2.5 for 1 share split effective August 13, 1993

GLOBAL FIXED INCOME PORTFOLIO
                                              April 30,
                                              1993** to                      Institutional Class
                                          September 30,                     Year Ended September 30,
                                                1993              1994         1995             1996          1997++

Net Asset Value, Beginning
   of Period                                   $ 10.00          $ 10.67       $ 10.20         $ 11.05       $ 11.01
Income from Investment Operations
   Net Investment Income                          0.13             0.58          0.71            0.63          0.60
   Net Realized and Unrealized
     Gain (Loss) on Investments                   0.61            (0.61)         0.81            0.09         (0.22)
Total from Investment Operations                  0.74            (0.03)         1.52            0.72          0.38
Distributions
   Net Investment Income                         (0.07)           (0.41)        (0.67)          (0.71)        (0.59)
   Realized Net Gain                                --            (0.03)           --           (0.05)        (0.16)
Total Distributions                              (0.07)           (0.44)        (0.67)          (0.76)        (0.75)
Net Asset Value, End of Period                 $ 10.67          $ 10.20       $ 11.05         $ 11.01       $ 10.64
Total Return                                     7.43%           (0.29%)       15.54%           6.83%         3.53%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                               $53,164          $43,066       $55,147         $67,282       $77,493
   Ratio of Expenses to Average
     Net Assets (1)                              0.58%*           0.57%         0.58%           0.60%         0.57%



                                                                            226


GLOBAL FIXED INCOME PORTFOLIO
                                              April 30,
                                              1993** to                      Institutional Class
                                          September 30,                     Year Ended September 30,
                                                1993              1994         1995             1996          1997++
   Ratio of Net Investment
     Income to Average Net Assets               5.08%*            5.48%         6.34%           5.25%         5.65%
   Portfolio Turnover Rate                         30%             117%          118%            133%          137%
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Reduction in Ratio due to
     Expense Reimbursement/Waiver               0.18%*              N/A           N/A             N/A           N/A
     Ratio Including Expense Offsets               N/A              N/A         0.56%           0.58%         0.57%

*        Annualized
**       Commencement of Operations.
++       Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

INTERNATIONAL FIXED INCOME PORTFOLIO
                                                       April 29,
                                                       1994** to                     Institutional Class
                                                     September 30,                  Year Ended September 30,
                                                        1994                1995               1996              1997

Net Asset Value, Beginning
   of Period                                             $  10.00             $10.05           $  11.01         $  10.77
Income from Investment
   Operations
   Net Investment Income                                     0.21               0.67               0.52             0.50
   Net Realized and Unrealized
      Gain (Loss) on Investments                            (0.11)              0.92               0.12            (0.44)
Total from Investment Operations                             0.10               1.59               0.64             0.06
Distributions
   Net Investment Income                                    (0.05)             (0.63)             (0.80)           (0.38)
   Realized Net Gain                                           --                 --              (0.08)           (0.26)
Total Distributions                                         (0.05)             (0.63)             (0.88)           (0.64)
Net Asset Value, End of
   Period                                                $  10.05           $  11.01           $  10.77         $  10.19
Total Return                                                1.01%             16.36%              6.13%            0.44%
Ratios and Supplemental Data
   Net Assets, End of
      Period (Thousands)                                 $ 66,879           $127,882           $143,137         $152,752
   Ratio of Expenses to
      Average Net Assets (1)                                0.60%*             0.54%              0.53%            0.53%
   Ratio of Net Investment
      Income to Average
      Net Assets                                            5.83%*             6.35%              5.39%            5.27%
   Portfolio Turnover Rate                                    31%               140%               124%             107%
(1) Supplemental Information
      on the Ratio of
      Expenses to Average
      Net Assets:
      Reduction in Ratio due
         to Expense
         Reimbursement/Waiver                               0.11%*               N/A                N/A              N/A
      Ratio Including
         Expense Offsets                                      N/A              0.54%              0.53%            0.53%

*        Annualized
**       Commencement of Operations.


                                                                           227


INTERMEDIATE DURATION PORTFOLIO

                                                                      October 3,               Institutional Class
                                                                      1994** to                   Year Ended
                                                                    September 30,                September 30,
                                                                      1995                  1996                1997++

Net Asset Value, Beginning of Period                                    $  10.00             $10.68              $10.28
Income from Investment Operations
   Net Investment Income                                                    0.69               0.60                0.61
   Net Realized and Unrealized Gain
      (Loss) on Investments                                                 0.42               0.03                0.27
Total from Investment Operations                                            1.11               0.63                0.88
Distributions
   Net Investment Income                                                   (0.43)             (0.65)              (0.53)
   Realized Net Gain                                                          --              (0.38)              (0.15)
Total Distributions                                                        (0.43)             (1.03)              (0.68)
Net Asset Value, End of Period                                          $  10.68             $10.28              $10.48
Total Return                                                              11.39%              6.27%               8.93%
Ratios and Supplemental Data
   Net Assets, End of Period
      (Thousands)                                                        $19,237            $12,017             $72,119
   Ratio of Expenses to Average
      Net Assets (1)                                                       0.52%*             0.56%               0.55%
   Ratio of Net Investment
      Income to Average Net Assets                                         6.56%*             6.17%               5.93%
   Portfolio Turnover Rate                                                  168%               251%                204%
(1) Supplemental Information on
      the Ratio of Expenses to
      Average Net Assets:
   Reduction in Ratio due to
      Expense Reimbursement/Waiver                                         0.08%*             0.13%               0.05%
   Ratio Including Expense Offsets                                         0.52%*             0.52%               0.52%

*        Annualized
**       Commencement of Operations.
++       Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.



                                                                           228

BALANCED PORTFOLIO

                                            December 31,
                                              1992** to                       Institutional Class
                                          September 30,                     Year Ended September 30,
                                                1993              1994         1995             1996         1997

Net Asset Value, Beginning
   of Period                                  $  11.06         $  11.84      $  11.28         $ 13.06      $  13.81
Income from Investment
   Operations
   Net Investment Income                          0.25             0.47          0.54            0.53          0.51
   Net Realized and Unrealized
     Gain (Loss) on Investments                   0.66            (0.45)         1.78            1.15          2.91
Total from Investment
   Operations                                     0.91             0.02          2.32            1.68          3.42
Distributions
   Net Investment Income                         (0.13)           (0.43)        (0.47)          (0.50)        (0.54)
   Realized Net Gain                                --            (0.15)        (0.07)          (0.43)        (1.39)
Total Distributions                              (0.13)           (0.58)        (0.54)          (0.93)        (1.93)
Net Asset Value, End
   of Period                                  $  11.84         $  11.28      $  13.06        $  13.81      $  15.30
Total Return                                     8.31%            0.19%        21.37%          13.47%        27.44%
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                              $291,762         $309,596      $334,630        $300,868      $343,284
   Ratio of Expenses to Average
     Net Assets (1)                              0.58%*           0.58%         0.58%           0.57%         0.58%
   Ratio of Net Investment
     Income to Average Net Assets                3.99%*           4.06%         4.55%           3.85%         3.56%
   Portfolio Turnover Rate                         62%              75%           95%            110%          145%
   Average Commission Rate ###                     N/A              N/A           N/A        $ 0.0521      $ 0.0578
(1) Supplemental Information
     on the Ratio of Expenses
     to Average Net Assets:
     Ratio Including Expense Offsets               N/A              N/A         0.57%           0.57%         0.56%

**       Commencement of Operations

                                                                                        Investment            Adviser
                                                                                           Class               Class
                                                                                         April 4,           November 1,
                                                                                        1997*** to          1996**** to
                                                                                       September 30,       September 30,
                                                                                           1997                1997

Net Asset Value, Beginning of Period                                                        $ 13.11            $  14.05
Income from Investment Operations
   Net Investment Income                                                                       0.30                0.42
   Net Realized and Unrealized Gain (Loss)
      on Investments                                                                           2.09                2.60
Total from Investment Operations                                                               2.39                3.02
Distributions
   Net Investment Income                                                                      (0.20)              (0.38)
   Realized Net Gain                                                                             --               (1.39)
Total Distributions                                                                           (0.20)              (1.77)
Net Asset Value, End of Period                                                              $ 15.30            $  15.30
Total Return                                                                                 18.40%              23.82%
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                                    $ 3,943            $ 27,366
   Ratio of Expenses to Average Net Assets (2)                                                0.73%*              0.85%*
   Ratio of Net Investment Income
      to Average Net Assets                                                                   3.32%*              3.24%*


                                                                            229

                                                                                        Investment            Adviser
                                                                                           Class               Class
                                                                                         April 4,           November 1,
                                                                                        1997*** to          1996**** to
                                                                                       September 30,       September 30,
                                                                                           1997                1997

   Portfolio Turnover Rate                                                                     145%                145%
   Average Commission Rate ###                                                              $0.0578            $ 0.0578
(2) Supplemental Information on the
      Ratio of Expenses to Average Net Assets:
      Reduction in Ratio due to Expense
         Reimbursement/Waiver                                                                   N/A               0.03%*
      Ratio Including Expense Offsets                                                         0.70%*              0.84%*

*** Initial offering of Investment Class shares **** Initial offering of Adviser
Class shares * Annualized + Reflects a 2.5 for 1 split effective August 13,
1993.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.



                                                                           230

MULTI-ASSET-CLASS PORTFOLIO
                                                       July 29,
                                                       1994** to                     Institutional Class
                                                     September 30,                  Year Ended September 30,
                                                        1994                1995               1996             1997++
Net Asset Value, Beginning
   of Period                                             $  10.00            $  9.97            $ 11.34         $  12.28
Income from Investment
   Operations
   Net Investment Income                                     0.07               0.44               0.46             0.38
   Net Realized and Unrealized
      Gain (Loss) on Investments                            (0.10)              1.33               1.05             2.57
Total from Investment
   Operations                                               (0.03)              1.77               1.51             2.95
Distributions
   Net Investment Income                                       --              (0.40)             (0.42)           (0.51)
   Realized Net Gain                                           --                 --              (0.15)           (1.08)
Total Distributions                                            --              (0.40)             (0.57)           (1.59)
Net Asset Value, End
   of Period                                              $  9.97           $  11.34           $  12.28         $  13.64
Total Return                                               (0.30%)            18.28%             13.75%           26.50%
Ratios and Supplemental Data
   Net Assets, End of Period
      (Thousands)                                         $51,877           $ 96,839           $129,558         $173,155
   Ratio of Expenses to
      Average Net Assets (1)                                0.58%*             0.58%              0.58%            0.74%
   Ratio of Net Investment
      Income to Average Net
      Assets                                                4.39%*             4.56%              3.82%            3.07%
   Portfolio Turnover Rate                                    20%               112%               122%             141%
   Average Commission Rate ###                                N/A                N/A            $0.0225          $0.0114
(1) Supplemental Information
      on the Ratio of Expenses
      to Average Net Assets:
      Reduction in Ratio due
         to Expense
         Reimbursement/Waiver                               0.26%*             0.14%              0.08%            0.08%
      Ratio Including Expense
         Offsets                                              N/A              0.58%              0.58%            0.74%

**       Commencement of Operations



                                                                            231

                                                                                              Investment Class
                                                                                         June 10,              Year
                                                                                        1996*** to             Ended
                                                                                       September 30,       September 30,
                                                                                           1996               1997++
Net Asset Value, Beginning of Period                                                       $  12.17            $  12.27
Income from Investment Operations
   Net Investment Income                                                                       0.13                0.36
   Net Realized and Unrealized
      Gain (Loss) on Investments                                                               0.08                2.57
Total from Investment Operations                                                               0.21                2.93
Distributions
   Net Investment Income                                                                      (0.11)              (0.49)
   Realized Net Gain                                                                             --               (1.08)
Total Distributions                                                                           (0.11)              (1.57)
Net Asset Value, End of Period                                                             $  12.27            $  13.63
Total Return                                                                                  1.75%              26.32%
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                                   $  3,074            $  5,075
   Ratio of Expenses to Average Net Assets (2)                                                0.73%*              0.96%
   Ratio of Net Investment Income
      to Average Net Assets                                                                   3.68%*              2.85%
   Portfolio Turnover Rate                                                                     122%                141%
   Average Commission Rate ###                                                             $ 0.0225            $ 0.0114
(2) Supplemental Information on
      the Ratio of Expenses to Average Net Assets:
      Reduction in Ratio due to Expense
      Reimbursement/Waiver                                                                    0.08%*              0.55%
      Ratio Including Expense Offsets0.73%*                                                   0.96%

***      Initial offering of Investment Class shares.
*        Annualized.
++       Per share amount for the year ended September 30, 1997, are based on average shares outstanding.
###      For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.




                                                                            232

Notes to Financial Statements

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 1997, the Fund was comprised of twenty-four active portfolios (each referred to as a "Portfolio"). The Fund may offer up to three different classes of shares for certain Portfolios--Institutional Class shares, Investment Class shares and Adviser Class shares.

The Fixed Income and Balanced Portfolios began offering Investment Class shares on October 15, 1996 and April 4, 1997, respectively. The Fixed Income and Balanced Portfolios began offering Adviser Class shares on November 7, 1996 and November 1, 1996, respectively, and the Mid Cap Growth and High Yield Portfolios each began offering Adviser Class shares on January 31, 1997. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution fees as described in Note D. The financial statements for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios are presented separately.

A. Significant Accounting Policies. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds, including municipal bonds, and other fixed income securities are valued using brokers' quotations or on the basis of prices, provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Securities in the Cash Reserves Portfolio, and other Portfolios' short term securities, are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

4. Futures: Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    Futures contracts may be used by each Portfolio, except the Cash Reserves Portfolio, in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the underlying securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. Swap Agreements: Each Portfolio, except the Cash Reserves Portfolio, may enter into swap agreements to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes swaps entered into by the Portfolios:

    Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of the default.

6. Interest Rate Floor and Cap Agreements: Each Portfolio, except the Cash Reserves Portfolio, may hold or write interest rate floors or caps to protect itself against fluctuation in interest rates. When a Portfolio writes an interest rate floor, it agrees to make periodic interest payments to the holder of the interest rate floor based on a notional principal amount to the extent that a specified interest index falls below a specified interest rate. When a Portfolio writes an interest rate cap, it agrees to make periodic interest payments to the holder of the interest rate cap based on a notional principal amount to the extent that a specified interest index rises above a specified interest rate. Any premium received by a Portfolio is recorded as a liability and is amortized to interest income over the term of the agreement. Any premium paid by a Portfolio is recorded as an asset and is accreted against interest income over the term of the agreement. Interest rate caps and floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic receipts or payments of interest, if any, are recorded in the interest income account on the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

    Because there is no organized market for these agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Entering into these agreements involves, to varying degrees, elements of interest rate and market risk in excess of the amount recognized in the Statement of Net Assets. Such risks involve the possibility that there may be no liquid market for these agreements and that there may be adverse changes in the interest rates or the index underlying these transactions. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received.

7. Structured Investments: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

8. Delayed Delivery Commitments: Each Portfolio, except the Cash Reserves Portfolio, may purchase or sell securities on a when- issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is maintained in an amount at least equal to these commitments.

9. Purchased Options: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. A put option gives the purchaser, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses from purchased options cannot exceed the total amount invested.

10. Foreign Exchange and Forward Currency Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Domestic Fixed Income, Cash Reserves, Mortgage-Backed Securities, and Limited Duration Portfolios) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

11. Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly except for the Municipal and PA Municipal Portfolios which are declared and paid monthly, Small Cap Value, International Equity, Mid Cap Growth, Mid Cap Value, and Emerging Markets Portfolios which are declared and paid annually, and Cash Reserves Portfolio which are declared daily and paid monthly. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses and permanent differences such as gain (loss) on in-kind redemptions (Note I), foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital.

12. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Securities classified as Value and Mid Cap Growth in the Equity, Balanced and Multi-Asset-Class Portfolios are those acquired on the basis of measures of value and growth, respectively, deemed appropriate by the Investment Adviser. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. Investment Advisory Fee. Under the terms of an Investment Advisory Agreement, each Portfolio pays Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 1997 the investment advisory fees of each of the Portfolios were:



                                                        Annual                     Voluntary Expense Limitations
                                                      Investment                       at September 30, 1997
                                                       Advisory         Institutional       Investment        Adviser
Portfolio                                                 Fee               Class              Class           Class
Value                                                   0.500%                --%              0.80%            0.90%
Equity   0.500                                             --               0.80                 --
Small Cap Value                                         0.750                 --                 --               --
International Equity                                    0.500                 --                 --               --
Mid Cap Growth                                          0.500                 --                 --               --
Mid Cap Value                                           0.750               0.88               1.10               --
Emerging Markets                                        0.750               1.18                 --               --
Fixed Income                                            0.375                 --                 --               --
Domestic Fixed Income                                   0.375               0.50                 --               --
High Yield                                              0.375                 --               0.70               --
Cash Reserves                                           0.250               0.32                 --               --
Fixed Income II                                         0.375                 --                 --               --
Mortgage-Backed Securities                              0.375               0.50                 --               --
Limited Duration                                        0.300               0.42                 --             0.70
Special Purpose Fixed Income                            0.375                 --               0.68               --
Municipal                                               0.375               0.50                 --               --
PA Municipal                                            0.375               0.50                 --               --
Global Fixed Income                                     0.375                 --                 --               --
International Fixed Income                              0.375                 --                 --               --
Intermediate Duration                                   0.375               0.52                 --               --
Balanced                                                0.450                 --                 --               --
Multi-Asset-Class                                       0.650               0.78               1.05               --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. Administration Fee. MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. Chase Global Funds Services Company ("CGFSC") serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS and receives compensation from MAS for these services. CGFSC also received additional class specific administration fees for the Investment Class shares and Adviser Class shares. For the year ended September 30, 1997, CGFSC earned $183,000 and $35,000 in class specific administration fees for the Investment Class shares and Adviser Class shares, respectively.

D. Distributor. MAS Funds Distribution, Inc. ("MASDI" or the "Distributor"), a wholly owned subsidiary of Morgan Stanley Asset Management Holdings, Inc., is the distributor for the Fund. MASDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services pursuant to separate Distribution Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing accounts. The Adviser Class of shares pays an annual service and distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is not a distribution fee and is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MASDI. The distribution fee may be retained by MASDI if an Adviser Class shareholder invests directly through MASDI. Usually the fees are paid by MASDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MAS Funds to the public.

E. Custody. Morgan Stanley Trust Company (NY) ("MSTC"), an affiliate of the Fund, serves as custodian for certain of the Fund's assets held outside of the United States in accordance with a custodian agreement. MSTC is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

For the year ended September 30, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at September 30, 1997:

                                                                               MSTC                        Custody
                                                                           Custody Fees                 Fees Payable
                                                                             Incurred                      to MSTC
                                                                               (000)                        (000)
International Equity                                                             $200                         $37
Emerging Markets                                                                   79                          14
Global Fixed Income                                                                29                           4
International Fixed Income                                                         43                           4
Multi-Asset-Class                                                                  38                           8

For the year ended September 30, 1997, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. and Dean Witter Reynolds, Inc., affiliated broker/dealers:

                                                                                          Brokerage
                                                                                      Commissions (000)
                                                                         Morgan Stanley                 Dean Witter
                                                                           & Co., Inc.                Reynolds, Inc.
Value                                                                            $ --                        $  8
Equity   --                                                                         6
Small Cap Value                                                                    --                          69
Mid Cap Growth                                                                      3                          --
Mid Cap Value                                                                      --                          35

F. Trustees' Fees. The Fund pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an officer or affiliated person, as defined under the Investment Company Act of 1940, as amended, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total trustees fees incurred, for the year ended September 30, 1997 by the Portfolios were $216,000.

Expenses for the year ended September 30, 1997 include legal fees paid to Morgan, Lewis & Bockius, LLP in the amount of $272,000. A partner of that firm is secretary of the Fund.

G. Portfolio Investment Activity.

1. Purchases and Sales of Securities: For the year ended September 30, 1997, purchases and sales of investment securities other than temporary cash investments were:

                                                                                                      (000)
Portfolio                                                                                Purchases               Sales
Value                                                                                    $1,616,377           $1,106,356
Equity   1,118,530                                                                        1,683,052
Small Cap Value                                                                             714,263              725,133
International Equity                                                                        366,382              406,834
Mid Cap Growth                                                                              502,727              558,738
Mid Cap Value                                                                               325,676              222,740
Emerging Markets                                                                             17,777               29,543
Fixed Income                                                                              5,629,767            4,224,703
Domestic Fixed Income                                                                       203,102              205,102
High Yield                                                                                  531,662              370,685
Cash Reserves                                                                                    --                   --
Fixed Income II                                                                             365,702              554,522
Mortgage-Backed Securities                                                                   85,554              107,285
Limited Duration                                                                            193,545              167,709
Special Purpose Fixed Income                                                                939,632              926,752
Municipal                                                                                    53,409               34,537
PA Municipal                                                                                 17,529               19,416
Global Fixed Income                                                                          94,915               85,923
International Fixed Income                                                                  115,544              114,611
Intermediate Duration                                                                       143,494               85,450
Balanced                                                                                    472,737              467,823
Multi-Asset-Class                                                                           204,601              197,347



                                                                             239

2. Federal Income Tax Cost and Unrealized Appreciation (Depreciation): At September 30, 1997, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                                                      (000)
Portfolio                                                   Cost            Appreciation      Depreciation       Net
Value                                                      $3,260,174          $829,135         $(17,497)       $811,638
Equity   1,117,524                                            305,435            (6,546)         298,889
Small Cap Value                                               685,105           230,056          (13,614)        216,442
International Equity                                          563,965           143,862          (27,995)        115,867
Mid Cap Growth                                                411,096           128,711             (433)        128,278
Mid Cap Value                                                 180,333            42,981           (1,349)         41,632
Emerging Markets                                               21,050             5,739           (3,717)          2,022
Fixed Income                                                3,955,761            63,846           (8,867)         54,979
Domestic Fixed Income                                         100,627             1,741             (290)          1,451
High Yield                                                    508,850            31,555           (2,955)         28,600
Cash Reserves                                                  98,515                --               --              --
Fixed Income II                                               227,854             4,629             (607)          4,022
Mortgage-Backed Securities                                     41,894             1,020             (254)            766
Limited Duration                                              153,511               711             (308)            403
Special Purpose Fixed Income                                  516,281            13,029           (1,527)         11,502
Municipal                                                      72,030             4,920             (101)          4,819
PA Municipal                                                   26,210             1,972               (9)          1,963
Global Fixed Income                                            77,132               867           (1,648)           (781)
International Fixed Income                                    151,970             1,721           (4,256)         (2,535)
Intermediate Duration                                          75,863               774              (82)            692
Balanced                                                      384,114            55,213           (1,951)         53,262
Multi-Asset-Class                                             157,958            22,629           (2,661)         19,968


                                                                             240

3. Forward Foreign Currency Contracts: Under the terms of the forward foreign currency contracts open at September 30, 1997, each Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                                               (000)
                                                                                                               Net
                            Currency                      In                                                Unrealized
                               to                      Exchange         Settlement                          Appreciation
Portfolio                    Deliver                      For              Date              Value         (Depreciation)
International Equity
Purchases
US$                           15,599     JPY          1,869,120          11/20/97          US$15,600             US$    1
Sales
JPY                        1,869,120     US$             16,500          11/20/97          US$15,600             US$  900
                                                                                                 Net             US$  901

Fixed Income
Sales
DEM                           53,230     US$             29,796           12/2/97          US$30,250             US$ (454)

High Yield
Sales
DEM                            4,935     US$              2,815          10/17/97          US$ 2,796             US$   19
DEM                            8,145                      4,563          11/28/97              4,628                  (65)
DEM                            8,500                      4,824          12/23/97              4,837                  (13)
DEM                              375                        214          12/23/97                213                    1
                                                                                                                 US$  (58)

Fixed Income II
Sales
DEM                            3,575     US$              2,001           12/2/97          US$ 2,032             US$  (31)

Special Purpose Fixed Income
Sales
DEM                            8,430     US$              4,719           12/2/97          US$ 4,791             US$  (72)

Global Fixed Income
Purchases
US$                              630     ITL          1,105,768          10/20/97          US$   641             US$   11
                               3,042     DEM              5,340          10/23/97              3,027                  (15)
                               6,475     DEM             11,430          10/23/97              6,479                    4
                                 382     ESP             56,750          10/23/97                380                   (2)
                                 863     AUD              1,170          10/27/97                849                  (14)
                               1,569     CAD              2,155          10/31/97              1,562                   (7)
                               1,122     GBP                690           11/4/97              1,112                  (10)
                               1,841     JPY            215,000           11/6/97              1,791                  (50)
                                 370     IEP                255          11/18/97                370                   --
                               1,049     CAD              1,450          11/19/97              1,052                    3
                                  14     DEM                 25          11/19/97                 14                   --
                               4,072     JPY            475,250          11/19/97              3,966                 (106)
                               2,393     ESP            365,000          11/19/97              2,448                   55
                               2,321     SEK             17,625          11/20/97              2,328                    7
                               1,710     DEM              3,055          11/24/97              1,735                   25
                                                                                                                 US$  (99)

                                                                             241

                                                               (000)
                                                                                                               Net
                            Currency                  In                                                     Unrealized
                               to                  Exchange            Settlement                           Appreciation
Portfolio                    Deliver                  For                 Date               Value         (Depreciation)
Sales
DEM                            4,440     US$              2,460          10/23/97          US$ 2,517             US$  (57)
DEM                            4,085                      2,317          10/23/97              2,316                    1
AUD                            1,170                        871          10/27/97                849                   22
AUD                              715                        532           11/3/97                519                   13
DEM                               25                         13           11/5/97                 14                   (1)
IEP                              750                      1,082           11/6/97              1,088                   (6)
SEK                           12,740                      1,601          11/13/97              1,682                  (81)
IEP                              255                        380          11/18/97                370                   10
GBP                              605                        969          11/19/97                974                   (5)
JPY                           63,000                        535          11/19/97                526                    9
SEK                           21,390                      2,680          11/20/97              2,825                 (145)
CAD                            1,070                        775           12/2/97                777                   (2)
DKK                            2,695                        396           12/2/97                402                   (6)
FRF                            3,130                        518          12/10/97                530                  (12)
IEP                              260                        387          12/18/97                377                   10
AUD                            3,555                      2,555          12/19/97              2,583                  (28)
ITL                          810,000                        468          12/23/97                469                   (1)
CHF                            3,270                      2,274          12/31/97              2,273                    1
                                                                                                                 US$ (278)
                                                                                                 Net             US$ (377)

International Fixed Income
Purchases
US$                            1,812     ITL          3,180,675          10/20/97          US$ 1,843             US$   31
                              13,842     DEM             24,335          10/23/97             13,795                  (47)
                              14,279     DEM             25,195          10/23/97             14,282                    3
                               1,814     AUD              2,460          10/27/97              1,785                  (29)
                               2,609     CAD              3,585          10/31/97              2,599                  (10)
                               2,634     GBP              1,620           11/4/97              2,609                  (25)
                               1,277     IEP                880          11/18/97              1,277                   --
                               3,060     CAD              4,230          11/19/97              3,070                   10
                               9,109     JPY          1,063,000          11/19/97              8,871                 (238)
                               6,183     ESP            942,000          11/19/97              6,317                  134
                               4,365     SEK             33,150          11/20/97              4,379                   14
                               6,737     JPY            805,000          12/10/97              6,742                    5
                               4,770     FRF             28,240          12/23/97              4,786                   16
                                 743     ITL          1,300,000          12/23/97                752                    9
                                                                                                                 US$ (127)
Sales
DEM                            5,240     US$              2,950          10/23/97          US$ 2,970             US$  (20)
DEM                            7,680                      4,355          10/23/97              4,354                    1
AUD                            2,460                      1,831          10/27/97              1,785                   46
JPY                          305,000                      2,607          10/31/97              2,538                   69
NLG                            4,910                      2,387          10/31/97              2,472                  (85)
AUD                              840                        625           11/3/97                610                   15
IEP                            1,760                      2,540           11/6/97              2,554                  (14)
SEK                            5,130                        645          11/13/97                677                  (32)
IEP                              880                      1,311          11/18/97              1,277                   34
GBP                            1,965                      3,146          11/19/97              3,163                  (17)
JPY                          119,000                      1,009          11/19/97                993                   16
SEK                           55,455                      6,949          11/20/97              7,325                 (376)
IEP                              575                        857          12/18/97                834                   23



                                                                             242

                                                               (000)
                                                                                                               Net
                            Currency                 In                                                     Unrealized
                               to                 Exchange              Settlement                           Appreciation
Portfolio                    Deliver                 For                   Date               Value         (Depreciation)
AUD                            6,785                      4,877          12/19/97              4,931                  (54)
ITL                        2,585,000                      1,493          12/23/97              1,496                   (3)
CHF                            6,110                      4,249          12/31/97              4,248                    1
                                                                                                                 US$ (396)
                                                                                                             Net US$ (523)

Intermediate Duration
Purchases
US$                            1,784     CAD              2,465          12/16/97          US$ 1,792             US$    8
Sales
DEM                            1,420     US$                805           12/2/97          US$   807             US$   (2)
CAD                            2,465                      1,779          12/16/97              1,792                  (13)
                                                                                                                 US$  (15)
                                                                                                 Net             US$   (7)
Balanced
Sales
DEM                            2,325     US$              1,301           12/2/97          US$ 1,321             US$  (20)

Multi-Asset-Class
Purchases
US$                               90       DKK              595          10/14/97          US$    89                   (1)
                                 132       ITL          231,910          10/20/97                134                    2
                                 421       DEM              740          10/23/97                419                   (2)
                                  66       AUD               90          10/27/97                 65                   (1)
                                  91       CAD              125          10/31/97                 91                   --
                                 300       JPY           36,100          10/31/97                300                   --
                                 170       GBP              105           11/4/97                169                   (1)
                                  47       DEM               85           11/5/97                 48                    1
                                 141       SEK            1,070          11/13/97                142                    1
                                 109       IEP               75          11/18/97                109                   --
                                  33       CAD               45          11/19/97                 33                   --
                                 353       ESP           54,000          11/19/97                362                    9
                               2,345       JPY          281,000          11/20/97              2,345                   --
                                  43       SEK              325          11/20/97                 43                   --
                                 377       FRF            2,230          12/23/97                378                    1
                                                                                                                 US$    9
Sales
DEM                              145       US$               83          10/17/97          US$    82             US$    1
DEM                              110                         62          10/23/97                 63                   (1)
AUD                               90                         67          10/27/97                 65                    2
FRF                              555                         90          10/31/97                 94                   (4)
JPY                           37,000                        316          10/31/97                308                    8
AUD                               55                         41           11/3/97                 40                    1
DEM                              160                         86           11/5/97                 91                   (5)
IEP                              115                        166           11/6/97                167                   (1)
SEK                            2,600                        327          11/13/97                343                  (16)
IEP                               60                         89          11/18/97                 87                    2
GBP                              110                        176          11/19/97                177                   (1)
JPY                            6,000                         51          11/19/97                 50                    1
JPY                          281,000                      2,500          11/20/97              2,345                  155
SEK                              325                         41          11/20/97                 43                   (2)
DEM                              220                        123          11/28/97                125                   (2)
DEM                              325                        185          12/18/97                185                   --
AUD                              270                        194          12/19/97                196                   (2)



                                                                             243



                                                               (000)
                                                                                                                  Net
                            Currency                        In                                                 Unrealized
                               to                        Exchange        Settlement                           Appreciation
Portfolio                    Deliver                        For             Date               Value         (Depreciation)
DEM                              260                        148          12/23/97                148                   --
ITL                          108,000                         62          12/23/97                 62                   --
CHF                              295                        205          12/31/97                205                   --
                                                                                                                 US$  136
                                                                                                 Net             US$  145

                                    AUD    --    Australian Dollar
                                    CAD    --    Canadian Dollar
                                    CHF    --    Swiss Franc
                                    DEM    --    German Mark
                                    DKK    --    Danish Krone
                                    ESP    --    Spanish Peseta
                                    FRF    --    French Franc
                                    GBP    --    British Pound
                                    IEP    --    Irish Punt
                                    ITL    --    Italian Lira
                                    JPY    --    Japanese Yen
                                    NLG    --    Netherlands Guilder
                                    SEK    --    Swedish Krona
                                    US$    --    U.S. Dollar

4. Futures Contracts: At September 30, 1997, the following Portfolios had futures contracts open:

                                                                                                        Unrealized
                                                                                      Aggregate         Appreciation
                                                                Number of            Face Value        (Depreciation)
Portfolio                                 Contracts               (000)                 Date                (000)
Purchases:
Value
   S&P 500 Index                                  400            US$   190,900       Dec-97                  US$   3,948
Emerging Markets
   Hang Seng Index                                  7            HKD     5,269       Oct-97                           18
Fixed Income
   U.S. Treasury
    2 yr. Note    1,080                 US$   223,611                   Dec-97       854
Domestic Fixed Income
   U.S. Treasury
      2 yr. Note  43                    US$     8,903                   Dec-97       38
   U.S. Treasury
      Long Bond                                     5            US$       576       Dec-97                           12
Fixed Income II
   U.S. Treasury
      2 yr. Note  70                    US$    14,493                  Dec-97        62
Mortgage-Backed Securities
   U.S. Treasury
      2 yr. Note  20                    US$     4,141                   Dec-97       US$    11
   U.S. Treasury
      Long Bond                                     5            US$       576       Dec-97                            8
Limited Duration
   U.S. Treasury
      2 yr. Note  55                    US$    11,388                  Dec-97        49



                                                                             244

                                                                                                         Unrealized
                                                                                      Aggregate         Appreciation
                                                                Number of            Face Value        (Depreciation)
Portfolio                                 Contracts               (000)                 Date                (000)
Special Purpose Fixed Income
   U.S. Treasury
      2 yr. Note  165                   US$    34,163                   Dec-97       146
Municipal
   U.S. Treasury
      5 yr. Note  44                    US$     4,726                   Dec-97       27
   U.S. Treasury
      10 yr. Note                                  39            US$     4,295       Dec-97                           63
PA Municipal
   U.S. Treasury
      5 yr. Note  10                    US$     1,074                   Dec-97       10
   U.S. Treasury
      10 yr. Note                                  41            US$     4,515       Dec-97                           54
Global Fixed Income
   Japanese 10 yr.
      Government Bond                               4            JPY   514,440       Dec-97                           67
International Fixed Income
   German 10 yr.
      Government Bond                              56            DEM    14,413       Dec-97                          118
   Japanese 10 yr.
      Government Bond                              13            JPY 1,671,930       Dec-97                          190
Intermediate Duration
   U.S. Treasury
      2 yr. Note  68                    US$    14,079                  Dec-97        54
Balanced
   U.S. Treasury
      2 yr. Note  30                    US$     6,211                   Dec-97       27
Multi-Asset-Class
   U.S. Treasury
      2 yr. Note  14                    US$     2,900                   Dec-97       12
   U.S. Treasury
      5 yr. Note  7                     US$       752                   Dec-97       7
   Nikkei 225 Index                                22            JPY   195,745       Dec-97                          (73)
   MIB 30 Index                                     9            ITL 2,175,570       Dec-97                          106
Sales:
Fixed Income
   90 day Eurodollar                              143            US$    33,544       Dec-97-                          (2)
         Mar-01
   U.S. Treasury
      10 yr. Note                               1,990            US$   219,149       Dec-97                       (2,928)
Domestic Fixed Income
   U.S. Treasury
      10 yr. Note                                  36            US$     3,965       Dec-97                          (52)
High Yield
   U.S. Treasury Bond                             170            US$    19,598       Dec-97                         (554)
Fixed Income II
   U.S. Treasury
      10 yr. Note                                 189            US$    20,814       Dec-97                         (209)
Mortgage-Backed Securities
   U.S. Treasury
      2 yr. Note  60                    US$    12,423                   Dec-97       US$   (27)
   U.S. Treasury
      5 yr. Note  11                    US$     1,181                   Dec-97       (8)
   U.S. Treasury
      10 yr. Note                                  27            US$     2,973       Dec-97                          (27)
   U.S. Treasury
      Long Bond                                     7            US$       807       Dec-97                          (14)


                                                                             245



                                                                                                         Unrealized
                                                                                      Aggregate         Appreciation
                                                                Number of            Face Value        (Depreciation)
Portfolio                                 Contracts               (000)                 Date                (000)
Limited Duration
   U.S. Treasury
      10 yr. Note                                  40            US$     4,405       Dec-97                          (58)
Special Purpose Fixed Income
   U.S. Treasury
      10 yr. Note                                 641            US$    70,590       Dec-97                         (893)
Municipal
   U.S. Treasury
      Long Bond                                    32            US$     3,689       Dec-97                           17
PA Municipal
   U.S. Treasury
      2 yr. Note  9                     US$     1,863                  Dec-97        (7)
   U.S. Treasury
      Long Bond                                    19            US$     2,190       Dec-97                           10
Intermediate Duration
   U.S. Treasury
      10 yr. Note                                  38            US$     4,185       Dec-97                          (55)
Balanced
   U.S. Treasury
      10 yr. Note                                 121            US$    13,325       Dec-97                         (175)
Multi-Asset-Class
   U.S. Treasury
      10 yr. Note                                  13            US$     1,432       Dec-97                          (19)
   U.S. Treasury
      Long Bond                                     8            US$       922       Dec-97                          (26)

                                  DEM    --    German Mark
                                  HKD    --    Hong Kong Dollar
                                  ITL    --    Italian Lira
                                  JPY    --    Japanese Yen
                                  US$    --    U.S. Dollar

5. Swap Agreements: At September 30, 1997, the following Portfolios had open Interest Rate Swap Agreements:

                                                                                                            Unrealized
Notional                                                                                                   Appreciation
 Amount                                                                                                   (Depreciation)
 (000)   Description                                    (000)
Fixed Income
       $150,000         Agreement with Bankers Trust Company terminating
                        July 21, 1999 to pay 1 month LIBOR monthly and to
                        receive fixed rate at 6.12% semiannually.                                                $54

Domestic Fixed Income
         $5,000         Agreement with Bankers Trust Company terminating
                        July 21, 1999 to pay 1 month LIBOR monthly and to
                        receive fixed rate at 6.12% semiannually.                                                 $2

Fixed Income II
        $11,000         Agreement with Bankers Trust Company terminating
                        July 21, 1999 to pay 1 month LIBOR monthly and to
                        receive fixed rate at 6.12% semiannually.                                                 $4



                                                                             246


                                                                                                            Unrealized
Notional                                                                                                   Appreciation
 Amount                                                                                                   (Depreciation)
 (000)   Description                                    (000)
Mortgage-Backed Securities
         $2,750         Agreement with Bankers Trust Company terminating
                        July 21, 1999 to pay 1 month LIBOR monthly and to
                        receive fixed rate at 6.12% semiannually.                                                 $1

         $7,000         Agreement with Salomon Brothers terminating July 1, 1998
                        to pay monthly if positive (receive if negative), the
                        total rate of return on the Salomon Brothers Benchmark
                        Yield Curve Average 2-Year Index based on the previous
                        month's return
                        and receive 1 month LIBOR less 38 basis points.                                          (52)
                                                                                                           Net  $(51)

Special Purpose Fixed Income
        $25,000         Agreement with Bankers Trust Company terminating
                        July 21, 1999 to pay 1 month LIBOR monthly and to
                        receive fixed rate at 6.12% semiannually.                                                 $9

Municipal
        $10,300         Agreement with Bankers Trust Company terminating
                        January 9, 2006 to pay fixed rate at 6.05%
                        semiannually and to receive 3 month LIBOR quarterly.                                    $283

PA Municipal
         $4,650         Agreement with Bankers Trust Company terminating
                        January 9, 2006 to pay fixed rate at 6.05%
                        semiannually and to receive 3 month LIBOR quarterly.                                    $128

Balanced
         $7,000         Agreement with Bankers Trust Company terminating
                        July 21, 1999 to pay 1 month LIBOR monthly and to
                        receive fixed rate at 6.12% semiannually.                                                 $2

Multi-Asset-Class
         $1,500         Agreement with Bankers Trust Company terminating
                        July 21, 1999 to pay 1 month LIBOR monthly and to
                        receive fixed rate at 6.12% semiannually.                                                 $1

LIBOR -- London Interbank Offer Rate

H. Capital Loss Carry Forward. At September 30, 1997, the following Portfolios had available for Federal income tax purposes unused capital losses, all of which will expire on the indicated dates:

                                                                                                   Expiration Date
                                                                                                    September 30,
Portfolio                                                                                               (000)
                                                                                               2003              2004

Mortgage-Backed Securities                                                                       $2,746             $ --
Limited Duration                                                                                  3,769              172
Municipal                                                                                            --               74
PA Municipal                                                                                         23               --



                                                                             247

I. Post October Losses. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 1997, the following Portfolios may elect to defer capital losses occurring between November 1, 1996 and September 30, 1997 up to the following amounts:

Portfolio                                                            (000)

Global Fixed Income                                                   $42

The International Equity, Global Fixed Income and International Fixed Income Portfolios may elect to defer net foreign currency losses occurring between November 1, 1996 and September 30, 1997 up to the amount of $414,000, $1,141,000 and $5,713,000, respectively.

J. In-Kind Transactions. For the year ended September 30, 1997, the following Portfolios realized gains (losses) from in-kind redemptions of approximately:

Portfolio                                                           (000)

Value                                                               $57,390
Equity                                                                6,870
Small Cap Value                                                          46
Mid Cap Growth                                                        7,054
Mortgage-Backed Securities                                              230
Multi-Asset-Class                                                        83

K. Securities Lending. Certain Portfolios loan securities to certain brokers and receive security lending fees. Security lending fees are included as expense offsets in the Statement of Operations. Fees greater than custodian expenses are included in interest income. During the year ended September 30, 1997, the following Portfolios had security lending fees totaling:

                                                            Fees
Portfolio                                                   (000)

Value                                                        $166
Equity                                                        222
International Equity                                          175
Mid Cap Growth                                                254
Fixed Income                                                  172
Domestic Fixed Income                                           2
Fixed Income II                                                 7
Special Purpose Fixed Income                                   18
Balanced                                                       37

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at September 30, 1997, were as follows:

                                                                                         Value of              Value
                                                                                          Loaned                of
                                                                                        Securities          Collateral
Portfolio                                                                                  (000)               (000)
Value                                                                                       $291,013            $295,614
Equity                                                                                       102,802             104,927
International Equity                                                                          31,938              33,926
Mid Cap Growth                                                                               106,508             107,435
Fixed Income                                                                                 531,230             544,483
Domestic Fixed Income                                                                          2,913               2,970
Fixed Income II                                                                                  821                 844
Special Purpose Fixed Income                                                                  23,721              24,378
Balanced                                                                                      59,609              61,539

Custodian fees appearing in the Statement of Operations have been adjusted to include expense offsets for custodian balance credits and security lending fees totaling $720,000 and $517,000 respectively, for the year ended September 30, 1997.

L. Other. At September 30, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At September 30, 1997, the High Yield Port-folio's net assets were substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect the issuer's ability to make payments of income and principal on these securities.

A portion of the securities of the Municipal and PA Municipal Portfolios are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 1997, approximately 52.1% and 52.0% of the net assets of the Municipal and PA Municipal Portfolios, respectively, are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolios' net assets:

                                                                       PA
                                               Municipal            Municipal

AMBAC                                             13.7%                18.7%
FGIC                                              12.8                 16.7
MBIA                                              12.8                 11.9


At September 30, 1997, certain employees of Miller Anderson & Sherrerd, LLP were record owners of approximately 20.0% of the PA Municipal Portfolio. In addition, the Fund had Portfolios with otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                                           Percentage
                                                          of Ownership
                                    Institutional          Investment           Adviser
Portfolio                               Class                 Class              Class
Value                                    14.3%                 48.0%              95.5%
Equity                                     --                  88.8                 --
Small Cap Value                          10.8                    --                 --
International Equity                     22.5                  90.0                 --
Mid Cap Growth                           22.9                    --               98.7
Mid Cap Value                            22.0                  91.1                 --
Emerging Markets                         69.1                    --                 --
Fixed Income                               --                  92.5               95.5
Domestic Fixed Income                    21.7                    --                 --
High Yield                                 --                  72.5               98.9
Cash Reserves                            45.1                    --                 --
Fixed Income II                          10.5                    --                 --
Mortgage-Backed Securities               90.7                    --                 --
Limited Duration                         25.9                    --                 --
Special Purpose Fixed Income               --                  91.4                 --
Municipal                                33.3                    --                 --
PA Municipal                             47.8                    --                 --
Global Fixed Income                      52.1                    --                 --
International Fixed Income               60.3                    --                 --
Intermediate Duration                    52.8                    --                 --
Balanced                                 31.7                  95.8               99.5
Multi-Asset-Class                        30.5                  92.7                 --



                                                                             250

Report of Independent Accountants

To the Shareholders and Board of Trustees
MAS Funds

In our opinion, the accompanying statements of net assets (excluding Standard & Poor's ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-two (22) Portfolios of the MAS Funds listed in the accompanying table of contents, (hereafter referred to as the "Fund") at September 30, 1997 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodians and the application of alternative auditing procedures where securities purchased were not yet received by the custodians, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
November 20, 1997

Federal Income Tax Information: (Unaudited)

Each Portfolio hereby designates the following amount as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

                                                                       Amount
Portfolio                                                               (000)

Value                                                                  $ 92,144
Equity                                                                  220,827
Small Cap Value                                                          32,239
International Equity                                                     13,001
Mid Cap Growth                                                           42,412
Mid Cap Value                                                                17
Emerging Markets                                                            257*
Fixed Income                                                              2,484
Fixed Income II                                                             357
Special Purpose Fixed Income                                              1,134
Global Fixed                                                                 71
International Fixed                                                         569
Balanced                                                                 29,821
Multi-Asset-Class                                                         7,644

For the year ended September 30, 1997, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

Portfolio                                                               Amount

Value                                                                      35.1%
Equity                                                                     44.9
Small Cap Value                                                             8.3
Mid Cap Growth                                                              5.3
Mid Cap Value                                                              10.0
High Yield                                                                  3.0
Balanced                                                                   19.6
Multi-Asset-Class                                                          13.4

Foreign taxes accrued during the fiscal year ended September 30, 1997 amounting to $1,816,000, $152,000* and $90,000 for the International Equity Portfolio, Emerging Markets Portfolio and the International Fixed Income Portfolio, respectively, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1997. In addition, for the year ended September 30, 1997, gross income derived from sources within foreign countries amounted to $15,937,000, $628,000* and $7,982,000 for the International Equity Portfolio, Emerging Markets Portfolio and the International Fixed Income Portfolio, respectively.

For the fiscal year ended September 30, 1997**, the percentage of exempt interest dividends paid by the Municipal Portfolio and the PA Municipal Portfolio was 91.7% and 92.7%, respectively.

For the year ended September 30, 1997**, the percentage of income earned from direct U.S. treasury obligations was as follows:

                                                                    Income
Portfolio                                                           Earned

Fixed Income                                                         33.2%
Domestic Fixed Income                                                31.8
Fixed Income II                                                      29.9
Limited Duration                                                     43.1
Mortgage-Backed Securities                                           11.6
Special Purpose Fixed Income                                         24.7
Municipal                                                            11.5
PA Municipal                                                         10.4
Global Fixed Income                                                  27.2
International Fixed Income                                           11.8
Intermediate Duration                                                39.0
Balanced                                                             22.7
Multi-Asset-Class                                                    18.2

*        Amount is based on October 31 tax year end.
** Amounts for the period ending December 31, 1997 will be provided with Form 1099-DIV to be mailed in January 1998.

Shareholder Meetings: (Unaudited)

At two special shareholder meetings held on May 1 and May 12, 1997, the shareholders of Miller Anderson & Sherrerd, LLP (the "Fund") were held for the purpose of voting on the following proposals:

1. To approve an amendment to the investment advisory agreement between the Fund and Miller Anderson & Sherrerd, LLP.

                                                                      Voted                 Voted             Abstain
         Portfolio                                                     For                 Against             Votes
         Value                                                         81,180,469             226,027            525,982
         Equity                                                        27,722,514               2,303              1,428
         Small Cap Value                                               17,726,537                 909                822
         International Equity                                          24,221,994                   0              2,680
         Mid Cap Growth                                                13,913,156               7,215              2,491
         Mid Cap Value                                                  4,158,735               4,271             22,651
         Emerging Markets                                               2,141,399                   0                  0
         Fixed Income                                                 103,442,530              14,455          2,231,853
         Domestic Fixed Income                                          5,746,614                   0              1,760
         High Yield                                                    24,149,301             167,610            489,552
         Cash Reserves                                                 49,933,537             653,200                 87
         Fixed Income II                                               10,207,399                   0              6,425
         Mortgage-Backed Securities                                     3,521,496                   0                  0
         Limited Duration                                               5,965,091                   0                  0
         Special Purpose Fixed Income                                  21,722,881                  61             24,665
         Municipal                                                      3,163,783                   0             43,192
         PA Municipal                                                   1,567,944                   0                  0
         Global Fixed Income                                            4,420,125                   0                  0
         International Fixed Income                                    10,534,872                 229              1,013
         Intermediate Duration                                          2,976,756                   0                  0
         Balanced                                                      12,108,669               2,268          1,018,999
         Multi-Asset-Class                                              7,671,603                   0            516,117

2. To elect the following Trustees to serve the Fund effective May 1, 1997 until such time as their successors have been duly appointed.

                                                                                         Voted
                                                                                          For                Withheld
         Thomas L. Bennett                                                               532,682,575           2,503,229
         Thomas P. Gerrity                                                               532,791,783           2,274,021
         Joseph P. Healey                                                                532,778,972           2,286,832
         Joseph J. Kearns                                                                532,802,368           2,263,436
         Vincent R. McLean                                                               532,776,415           2,289,389
         C. Oscar Morong, Jr.                                                            532,791,627           2,274,177

3. To approve the proposal of the Board of Trustees' selection of Price Waterhouse LLP as the Fund's independent accountants.

          Voted                 Voted             Abstain
           For                 Against             Votes

          530,883,223             655,873          3,528,115

4. To amend the investment objective and certain investment limitations of the Domestic Fixed Income Portfolio.

          Voted                 Voted             Abstain
           For                 Against             Votes

            5,120,238             484,851              1,760

5. To amend the investment objective and certain investment limitations of the Fixed Income Portfolio II.

          Voted                 Voted             Abstain
           For                 Against             Votes

            8,089,070           2,076,819              6,425

MAS Funds Trustees and Officers

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Fund, Inc.

THOMAS P. GERRITY
Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, Melville Corporation.

JOSEPH P. HEALY
Trustee; Headmaster, Haverford School; formerly; Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. McLEAN
Trustee; Director, Alexander and Alexander Services, Inc., Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

JAMES D. SCHMID
President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.

LORRAINE TRUTEN, CFA
Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

DOUGLAS W. KUGLER, CFA
Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP.

JOHN H. GRADY, JR.
Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP.


* Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.